UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Secured Credit Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock GNMA Portfolio

„   BlackRock Inflation Protected Bond Portfolio

„   BlackRock Investment Grade Bond Portfolio

„   BlackRock Secured Credit Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund’s Institutional Shares outperformed the benchmark, the Barclays GNMA MBS Index, while all other share classes of the Fund underperformed the benchmark index.

What factors influenced performance?

•

Both the Fund and its benchmark generated negative returns as interest rates increased during the period. (Bond prices fall as interest rates rise.) The Fund’s performance relative to the benchmark index was driven largely by positioning across the coupon stack (the range of coupon rates offered) within agency mortgage-backed securities (“MBS”). Specifically, overweights in middle-coupon and high-coupon issues in the middle of the period had a positive impact on returns. Tactical coupon management amid the heightened volatility exhibited in the latter half of the period further enhanced results.

•

The Fund held derivatives during the period as part of its investment strategy. Derivatives were used by the Fund primarily as a means to hedge and/or take outright views on interest rate movements. During the period, the use of derivatives had a positive impact on performance.

•

Conversely, the Fund’s long duration bias had a negative impact on performance when interest rates spiked in the middle of the period. The continuation of heightened interest rate volatility while the Fund’s duration extended through the latter half of the period was particularly disadvantageous. An allocation to select low-coupon agency MBS also detracted slightly in the second quarter of 2013.

Describe recent portfolio activity.

•

For the majority of the 12-month period, the Fund maintained overweight positions in 30-year issues on the low and high ends of the coupon stack as well as 15-year low-coupon issues, while remaining underweight in 30-year middle coupons.

•

Later in the period, the Fund tactically traded agency MBS exposure, particularly in low coupons. The Fund also tactically traded duration as concerns that the US Federal Reserve (the “Fed”) would reduce its bond-buying stimulus program earlier than expected created compelling opportunities in the market. Overall, the Fund’s duration remained longer versus the benchmark index. Additionally, the Fund moved to an overweight in 15-year middle coupons and very high coupons while moving to underweight positions in select low coupons.

Describe Fund positioning at period end.

•

Despite historically high prices in MBS, the Fed’s presence in the market continued to support valuations during the period. As of period end, the Fund continued to actively manage its agency MBS allocations with consideration of prepayment expectations. Relative to the Barclays GNMA MBS Index, the Fund was overweight 15-year middle coupons, including notable exposure to GNMA issues. The Fund remained overweight in very high coupons as Fund management expects that borrowers in this space are less likely to refinance. The Fund ended the period with slightly longer duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	99%
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.18%	1.82%	(1.72)%	(1.97)%	N/A	5.47%	N/A	5.04%	N/A
Institutional	2.15	1.82	(1.62)	(1.79)	N/A	5.47	N/A	5.02	N/A
Service	1.79	1.38	(1.90)	(2.23)	N/A	5.09	N/A	4.69	N/A
Investor A	1.74	1.57	(1.79)	(2.21)	(6.12)%	5.09	4.23%	4.64	4.21%
Investor B	1.11	0.91	(2.30)	(3.04)	(7.21)	4.24	3.90	4.08	4.08
Investor C	1.04	0.86	(2.28)	(2.99)	(3.91)	4.30	4.30	3.87	3.87
Barclays GNMA MBS Index	—	—	(1.41)	(1.90)	N/A	4.94	N/A	4.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$982.80	$2.83	$2.58	$1,000.00	$1,022.21	$2.89	$1,022.46	$2.64
Institutional	$1,000.00	$983.80	$2.98	$2.74	$1,000.00	$1,022.06	$3.04	$1,022.31	$2.79
Service	$1,000.00	$981.00	$4.72	$4.47	$1,000.00	$1,020.31	$4.81	$1,020.56	$4.56
Investor A	$1,000.00	$982.10	$4.82	$4.57	$1,000.00	$1,020.21	$4.91	$1,020.46	$4.66
Investor B	$1,000.00	$977.00	$8.87	$8.62	$1,000.00	$1,016.09	$9.05	$1,016.34	$8.80
Investor C	$1,000.00	$977.20	$8.67	$8.43	$1,000.00	$1,016.29	$8.85	$1,016.55	$8.59

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for BlackRock, 0.60% for Institutional, 0.95% for Service, 0.97% for Investor A, 1.79% for Investor B and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.92% for Investor A, 1.74% for Investor B and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	5

Fund Summary as of September 30, 2013	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the benchmark, the Barclays Global Real: US TIPS Index, while the Fund’s Investor B and Investor C Shares underperformed the benchmark index.

What factors influenced performance?

•

Both the Fund and the benchmark index generated negative returns as interest rates increased during the period. (Bond prices fall as interest rates rise.) The first half of the period was characterized by positive investor sentiment amid the ongoing monetary policy easing from the Fed and the European Central Bank (“ECB”). In this environment, the Fund’s allocation to Italian inflation-linked bonds contributed positively to returns given the ECB’s continued support of peripheral European nations. The Fund also benefited from its underweight to the Japanese yen versus the US dollar as Japan’s Prime Minister Shinzo Abe pursued an inflation target of 2%, causing the yen to weaken.

•

Markets were meaningfully affected by political uncertainty in the latter half of the period. Interest rate volatility increased amid concerns that the Fed would reduce its bond-buying stimulus program sooner than expected. Uncertainty around the changing leadership of the Fed, upcoming Congressional budget negotiations and the Syrian conflict also drove volatility. Against this backdrop, the Fund’s underweight to US Treasury inflation-protected securities (“US TIPS”) aided relative performance.

•

Detracting from performance was the Fund’s underweight to the euro, a position that was designed to hedge risks relating to the Fund’s investment in Italian inflation-linked bonds. The Fund’s overall long duration profile (greater sensitivity to interest rate movements) hindered results as interest rate volatility increased in the middle of the period. Positioning on the long end of the US real yield curve also detracted as interest rates spiked. (The “real” yield curve reflects the yields on US TIPS across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked US Treasury securities.)

Describe recent portfolio activity.

•

Throughout the 12-month period, the Fund maintained a US real yield curve flattening bias and a nominal yield curve steepening position in the 10 to 30-year range. On a tactical basis, the Fund took advantage of opportunities to actively position around US TIPS auctions and buybacks across the yield curve during the period. Elsewhere, the Fund took profits on some of its holdings of Italian inflation-linked securities while continuing to maintain the overall position. The Fund partially hedged this position by moving to an underweight in the euro versus the US dollar. The Fund also maintained an underweight to the Japanese yen versus the US dollar. The Fund reduced its risk profile in the latter half of the period due to political uncertainty in the United States and Europe.

Describe Fund positioning at period end.

•

As of period end, the Fund continued to actively manage duration (interest rate risk) while maintaining a long bias relative to the Barclays Global Real: US TIPS Index, with an overweight to real rates in the 30-year sector. The Fund was only marginally overweight short- and intermediate-maturity US TIPS given the potential near-term impact of a budget impasse on consumer confidence. The Fund maintained an overweight to short-dated Italian real rates despite recent political turmoil, given Fund management’s outlook for short rates in Europe and fundamental view on the Italian economy as well as the attractive carry (income) on this position. In the currency space, the Fund retained its short exposures to the euro and Japanese yen versus the US dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	95%
Foreign Government Obligations	4
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	96%
B	4

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

[3]   An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

[4]   Commencement of operations.

Performance Summary for the Period Ended September 30, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	0.43%	0.25%	(5.71)%	(5.27)%	N/A	5.59%	N/A	5.84%	N/A
Institutional	0.29	0.06	(5.78)	(5.35)	N/A	5.47	N/A	5.78	N/A
Service	0.01	(0.15)	(5.88)	(5.64)	N/A	5.17	N/A	5.31	N/A
Investor A	0.01	(0.44)	(5.94)	(5.70)	(9.45)%	5.14	4.28%	5.43	4.97%
Investor B	(0.63)	(0.77)	(6.31)	(6.38)	(10.48)	4.31	3.97	4.83	4.83
Investor C	(0.71)	(0.85)	(6.24)	(6.31)	(7.22)	4.38	4.38	4.73	4.73
Barclays Global Real: US TIPS Index	—	—	(6.40)	(6.10)	N/A	5.31	N/A	5.40	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$942.90	$1.61	$1.56	$1,000.00	$1,023.41	$1.67	$1,023.46	$1.62
Institutional	$1,000.00	$942.20	$2.19	$2.14	$1,000.00	$1,022.81	$2.28	$1,022.86	$2.23
Service	$1,000.00	$941.20	$3.70	$3.65	$1,000.00	$1,021.26	$3.85	$1,021.31	$3.80
Investor A	$1,000.00	$940.60	$3.75	$3.70	$1,000.00	$1,021.21	$3.90	$1,021.26	$3.85
Investor B	$1,000.00	$936.90	$7.53	$7.48	$1,000.00	$1,017.30	$7.84	$1,017.35	$7.79
Investor C	$1,000.00	$937.60	$7.29	$7.24	$1,000.00	$1,017.55	$7.59	$1,017.60	$7.54

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.33% for BlackRock, 0.45% for Institutional, 0.76% for Service, 0.77% for Investor A, 1.55% for Investor B and 1.50% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.44% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.54% for Investor B and 1.49% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	7

Fund Summary as of September 30, 2013	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. On July 29, 2013, the Fund changed its name from BlackRock Long Duration Bond Portfolio to BlackRock Investment Grade Bond Portfolio. In addition, the Fund changed certain of its principal investment strategies. With the new investment strategies, the Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. In addition, rather than maintaining an average portfolio duration that is within ±20% of the duration of its benchmark, the Fund under its new investment strategy seeks to maintain an average portfolio duration that is between 0 and 10 years. To reflect the Fund’s new investment guidelines, the Fund changed its benchmark from the Barclays Long Government/Credit Index to the Barclays US Credit Index.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund generated a negative return for the 12-month period ended September 30, 2013. However, for the first ten months of the period through July 29, 2013, the Fund outperformed its former benchmark, the Barclays Long Government/Credit Index, and for the two months following the strategy change through the end of the reporting period, the Fund outperformed its new benchmark, the Barclays US Credit Index. The following discussion of relative performance for the period October 1, 2012 through July 29, 2013 pertains to the Barclays Long Government/Credit Index, while the discussion of relative performance for the two-month period following the strategy change through September 30, 2013 pertains to the Barclays US Credit Index.

What factors influenced performance?

•

During the first ten months of the reporting period, the Fund benefited from its diversified exposure to credit sectors versus government-related debt. In particular, the Fund’s overweight relative to the Barclays Long Government/Credit Index in investment grade credit contributed positively to returns, as did allocations to sectors not represented in the benchmark index, including high yield credit, asset-backed securities and commercial mortgage-backed securities. Within investment grade credit, security selection in the industrials sector helped relative performance as the Fund avoided a number of industrial segments and individual names that lagged the broader index. Maintaining a preference for financials versus industrials had a positive impact as the spread between these sectors decreased dramatically during the period. Within financials, an overweight to capital securities enhanced results. Additionally, the Fund’s shorter duration (lower sensitivity to interest rate movements) relative to the benchmark index and yield curve-flattening stance aided performance when interest rates rose and the yield curve flattened in the first half of 2013.

•

For the two-month period following the strategy change, the Fund benefited from security selection within industrials and allocations to sectors not represented in the benchmark index, including high yield.

•	The Fund held derivatives throughout the 12-month period. Interest rate derivatives including futures, options, swaps and swaptions were mainly used to manage duration and yield curve positioning in the portfolio. For the period as a whole, the use of financial futures contracts had a negative impact on the Fund’s return.

•	There were no other material detractors from performance under the old or new strategies relative to the respective benchmark of each strategy.

Describe recent portfolio activity.

•

In connection with the strategy change at the end of July 2013, the Fund reduced its overall duration positioning substantially, while decreasing its US Treasury exposure and increasing its credit exposure, both within investment grade and high yield. Away from these structural changes to positioning, the Fund’s overall investment themes within the credit space remained unchanged.

•

Throughout the 12-month period, the Fund maintained its overweights to financials and utilities while remaining more selective within industrials given the higher degree of event risk at the individual security level in that segment. Fund management sought to take advantage of price disparities resulting from event-risk rumors. As emerging markets were particularly volatile in 2013, the Fund used opportunities in this space to take profits on certain positions while adding to other positions on price weakness.

Describe Fund positioning at period end.

•

As of period end, the Fund was positioned defensively in light of the pending US debt ceiling debate. Relative to the Barclays US Credit Index, the Fund was overweight in financials with concentrations in life insurance and US money center banks. The Fund also held an overweight to utilities with a preference for US-based natural gas pipelines as a means of increasing exposure to US-oriented cash flows. The Fund was underweight in industrials, especially in the energy and technology segments. Given a number of headwinds for sustainable growth and the continuation of low borrowing costs, the Fund remained focused on bottom-up security selection as many companies tend to favor shareholders at the expense of debt holders in this environment. Outside of the corporate space, the Fund remained underweight in emerging-market sovereign bonds as uncertainty surrounding future Fed policy, abundant supply and weak Chinese growth data continued to weigh on the sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	72%
U.S. Treasury Obligations	12
Preferred Securities	4
U.S. Government Sponsored Agency Securities	3
Asset-Backed Securities	3
Foreign Agency Obligations	2
Taxable Municipal Bonds	2
Foreign Government Obligations	1
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	17%
AA/Aa	6
A	28
BBB/Baa	41
BB/Ba	7
B	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued US corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]

An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years. Effective July 29, 2013, the Fund changed the benchmark against which it measures its performance from the Barclays Long Government/Credit Index to the Barclays US Credit Index. Fund management believes the Barclays US Credit Index more accurately reflects the investment strategies of the Fund.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.39%	2.94%	(5.75)%	(6.56)%	N/A	10.82%	N/A	8.07%	N/A
Institutional	3.29	2.79	(5.81)	(6.59)	N/A	10.70	N/A	7.96	N/A
Investor A	2.84	2.44	(5.87)	(6.89)	(10.63)%	10.37	9.47%	7.64	6.90%
Barclays US Credit Index	—	—	(2.74)	(1.90)	N/A	8.54	N/A	5.98	N/A
Barclays Long Government/Credit Index	—	—	(6.89)	(8.33)	N/A	9.07	N/A	7.11	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock	$1,000.00	$942.50	$2.19	$1,000.00	$1,022.81	$2.28	0.45%
Institutional	$1,000.00	$941.90	$2.68	$1,000.00	$1,022.31	$2.79	0.55%
Investor A	$1,000.00	$941.30	$4.33	$1,000.00	$1,020.61	$4.51	0.89%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	9

Fund Summary as of September 30, 2013	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the S&P/ LSTA Leveraged Loan Index, while the Fund’s Investor C Shares underperformed the benchmark index. For the same period, the Fund’s Institutional Shares performed in line with the Fund’s customized reference benchmark, which is a market-value-weighted blend of the S&P/ LSTA Leveraged Loan Index and the Secured Bond component of the Barclays High Yield Index, while the Fund’s Investor A and Investor C Shares underperformed the customized reference benchmark. The following discussion of relative performance pertains to the S&P/LSTA Leveraged Loan Index.

What factors influenced performance?

•

Security selection in the gaming, technology and health care industries contributed positively to the Fund’s performance for the period. The Fund’s exposure to secured and unsecured high yield bonds (roughly 30% of total managed assets) boosted results as these assets outperformed high yield floating rate loan interests (bank loans) during the period.

•	Conversely, security selection within the wireless and environmental industries detracted from relative performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund continued to capitalize on opportunities across the high yield and bank loan markets, with a focus on credit names with stable fundamentals, paying an attractive coupon. The Fund continued to favor issuers in mature industries, generating consistent cash flows with good earnings visibility, backed by high quality assets. Within bank loans, the Fund maintained a high quality bias in terms of credit quality, loan structure and liquidity. In high yield bonds, the Fund maintained a conservative stance and generally sought to anchor risk in very income-oriented businesses. Notable additions during the period included Hilton Worldwide, Ceridian Corp. and Level 3 Financing, Inc.

•	At times, the Fund held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund held 67% in floating rate loan interests and 30% in corporate bonds (including both secured and unsecured high yield bonds and investment grade bonds), with the remainder in asset-backed securities. The Fund’s highest-conviction holdings included Level 3 Financing, Inc., HD Supply, Inc. and Realogy Group LLC.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	67%
Corporate Bonds	30
Asset-Backed Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	6
BB/Ba	40
B	46
CCC/Caa	5
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s rating.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi- Sector Bond Portfolio.

[3]

An unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market, including dollar-denominated and US-syndicated loans to overseas issuers.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013

				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.24%	4.11%	1.36%	5.81%	N/A	6.44%		N/A
Investor A	3.83	3.73	1.23	5.63	2.99%	6.18		5.42%
Investor C	3.24	3.16	0.86	4.75	3.77	5.39		5.39
S&P/LSTA Leveraged Loan Index	—	—	1.39	5.00	N/A	6.18		N/A
Customized Reference Benchmark[7]	—	—	1.38	5.81	N/A	N/A	[8]	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the Secured Bond component of the Barclays High Yield Index.

[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.60	$3.53	$1,000.00	$1,021.56	$3.55	0.70%
Investor A	$1,000.00	$1,012.30	$4.79	$1,000.00	$1,020.31	$4.81	0.95%
Investor C	$1,000.00	$1,008.60	$8.56	$1,000.00	$1,016.55	$8.59	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	11

Fund Summary as of September 30, 2013	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund underperformed its benchmark, the Barclays US Government/Mortgage Index.

What factors influenced performance?

•

Both the Fund and its benchmark generated negative returns as interest rates increased during the period. (Bond prices fall as interest rates rise.) Detracting from the Fund’s performance relative to the benchmark index was positioning within agency mortgage-backed securities (“MBS”), specifically the Fund’s underweight in 30-year pass-through securities. Additionally, the Fund’s allocation to spread sectors, which are not represented in the benchmark index, particularly corporate bonds and commercial mortgage-backed securities (“CMBS”), weighed on relative results.

•

Contributing positively to relative performance was the Fund’s exposure to agency mortgage derivatives, particularly agency collateralized mortgage obligations. Non-benchmark positions in non-US dollar-denominated securities and exposure to currencies, including a short position in the Japanese yen and a long position in the Australian dollar, had a positive impact on returns. The Fund’s underweight and security selection in US agency debentures aided results, as did non-benchmark allocations to US TIPS and Canadian covered bonds (i.e., bonds that are backed by a pool of public sector or mortgage loans). Within securitized assets, the Fund’s allocation to asset-backed securities (“ABS”) helped performance.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives were used primarily as a means of managing portfolio duration (sensitivity to interest rate movements). During the period, the use of interest rate swaps had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, within government sectors, the Fund increased exposure to agency MBS, particularly in lower-coupon 30-year issues. The Fund also added to positions in Canadian covered bonds, US TIPS and US agency debentures, while maintaining its weightings in securitized assets, including CMBS and ABS.

Describe Fund positioning at period end.

•

As of period end, the Fund remained overweight in agency MBS relative to the Barclays US Government/Mortgage Index, and underweight in US Treasury and agency securities. The Fund continued to maintain non-benchmark allocations to US TIPS, securitized assets, including CMBS and ABS, and covered bonds. The Fund ended the period with a longer duration than that of the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	59%
U.S. Treasury Obligations	32
Corporate Bonds	5
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Government/ Mortgage Index (the benchmark).

[3]   This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.97%	1.72%	(1.68)%	(1.84)%	N/A	4.16%	N/A	3.84%	N/A
Service	1.78	1.43	(1.87)	(2.03)	N/A	3.88	N/A	3.56	N/A
Investor A	1.62	1.43	(1.81)	(2.20)	(6.13)%	3.78	2.94%	3.43	3.01%
Investor B	0.97	0.83	(2.24)	(2.95)	(7.28)	2.91	2.55	2.86	2.86
Investor B1	1.25	1.07	(2.10)	(2.66)	(6.50)	3.31	2.95	2.98	2.98
Investor C	0.89	0.80	(2.22)	(2.91)	(3.87)	2.97	2.97	2.63	2.63
Investor C1	1.08	0.96	(2.13)	(2.73)	(3.69)	3.22	3.22	2.90	2.90
Class R	1.39	1.28	(1.97)	(2.41)	N/A	3.55	N/A	3.23	N/A
Barclays US Government/Mortgage Index	—	—	(1.43)	(1.65)	N/A	4.33	N/A	4.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]
Institutional	$1,000.00	$983.20	$3.18	$3.08	$1,000.00	$1,021.86	$3.24	$1,021.96	$3.14
Service	$1,000.00	$981.30	$4.12	$4.02	$1,000.00	$1,020.91	$4.20	$1,021.01	$4.10
Investor A	$1,000.00	$981.90	$4.57	$4.47	$1,000.00	$1,020.46	$4.66	$1,020.56	$4.56
Investor B	$1,000.00	$977.60	$8.82	$8.73	$1,000.00	$1,016.14	$9.00	$1,016.24	$8.90
Investor B1	$1,000.00	$979.00	$7.29	$7.19	$1,000.00	$1,017.70	$7.44	$1,017.80	$7.33
Investor C	$1,000.00	$977.80	$8.63	$8.53	$1,000.00	$1,016.34	$8.80	$1,016.44	$8.69
Investor C1	$1,000.00	$978.70	$7.69	$7.59	$1,000.00	$1,017.30	$7.84	$1,017.40	$7.74
Class R	$1,000.00	$980.30	$6.11	$6.01	$1,000.00	$1,018.90	$6.23	$1,019.00	$6.12

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.83% for Service, 0.92% for Investor A, 1.78% for Investor B, 1.47% for Investor B1, 1.74% for Investor C, 1.55% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	13

About Fund Performance
•

BlackRock and Institutional Shares (BlackRock Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%

and 0.55% per year, respectively, and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubscribed 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	15

Schedule of Investments September 30, 2013	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 2.6%
Fannie Mae:
Series 1996-48, Class Z, 7.00%, 11/25/26	USD	794	$898,806
Series 2003-9, Class EA, 4.50%, 10/25/17		719	723,880
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		2,773	2,922,106
Series 2009-31, Class PT, 4.43%, 5/20/39 (a)		1,125	1,234,505
Series 2009-122, Class PY, 6.00%, 12/20/39		3,456	3,845,670
Series 2011-71, Class GF, 0.38%, 8/16/31 (a)		16,106	16,155,181

			25,780,148
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		2,627	326,089
Freddie Mac, Series 4035, Class IP, 4.50%, 10/15/41		4,577	766,262

			1,092,351
Mortgage-Backed Securities — 169.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/28-10/01/43 (b)		96,143	94,294,555
3.28%, 2/01/41		119	118,721
3.40%, 4/01/41		191	192,396
3.50%, 1/01/41-10/01/43 (b)		55,762	56,801,422
4.00%, 7/01/43-10/01/43 (b)		31,233	32,803,563
4.49%, 7/01/37		115	122,814
4.70%, 6/01/35-5/01/36		167	178,425
4.94%, 10/01/33-5/01/34		329	357,810
5.00%, 1/01/21-7/01/35		7,134	7,742,561
5.07%, 12/01/33		92	100,402
5.19%, 4/01/33-3/01/34		1,107	1,214,676
5.30%, 1/01/36-3/01/37		3,964	4,298,436
5.32%, 10/01/32-2/01/34		698	764,890
5.44%, 12/01/33		112	123,192
5.50%, 12/01/32-10/01/43 (b)		946	1,035,520
5.69%, 8/01/32-2/01/33		949	1,056,895
6.00%, 7/01/38-10/01/43 (b)(c)		45,185	49,338,643
6.07%, 7/01/32-8/01/32		480	536,383
6.50%, 9/01/28-8/01/35		6,727	7,546,018
8.00%, 8/01/14		2	2,151
8.50%, 1/20/18		843	893,196
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/43 (b)		100	97,313
3.50%, 9/01/20-9/01/26		1,275	1,349,302
4.00%, 5/01/14-5/01/26		2,216	2,347,735
5.00%, 5/01/35-12/01/38		528	569,651
5.49%, 8/01/37-6/01/38 (c)		4,314	4,665,784

U.S. Government Sponsored Agency Securities	Par (000)			Value
Mortgage-Backed Securities (concluded)
5.60%, 8/01/37-9/01/38	USD	6,404		$6,944,180
5.88%, 11/01/37-1/01/39		1,357		1,473,336
6.00%, 11/01/13-8/01/16		5		5,031
7.50%, 2/01/27-3/01/27		3		3,293
9.00%, 12/01/19		—	(d)	122
Ginnie Mae Mortgage-Backed Securities:
2.75%, 11/15/41-8/15/42		775		723,105
2.89%, 1/15/42-3/15/42		594		553,886
2.90%, 10/15/41-4/15/42		3,460		3,224,578
3.00%, 11/20/41-10/15/43 (b)		119,760		118,342,678
3.25%, 11/15/41-9/15/42		15,287		15,096,417
3.40%, 12/15/40-4/15/41		5,258		5,192,721
3.50%, 12/15/40-10/15/43 (b)		257,458		265,448,266
3.63%, 7/15/41		179		183,911
3.75%, 10/15/40-9/15/42		5,380		5,540,511
3.99%, 10/15/40-1/15/41		896		922,775
4.00%, 8/20/41-10/15/43 (b)(c)		240,287		253,984,902
4.25%, 4/15/41-9/15/41		1,889		1,995,288
4.49%, 7/15/40-11/15/40		2,900		3,066,363
4.50%, 12/15/34-10/15/43 (b)(c)		295,221		318,371,884
4.96%, 11/15/35-7/15/36		6,014		6,473,843
5.00%, 9/15/28-4/20/42 (c)		140,502		153,938,616
5.50%, 7/15/16-10/15/43 (b)		60,949		67,103,173
5.88%, 10/20/37-1/20/39		5,002		5,507,924
6.00%, 7/15/16-1/15/39		88,606		98,433,321
6.50%, 5/15/16-10/15/43 (b)		52,171		58,881,950
7.00%, 3/20/24-5/15/31		99		113,474
7.50%, 4/20/23-10/20/25		7		8,817
8.00%, 3/15/17-5/15/30		234		257,350
8.50%, 6/15/16-2/15/25		94		100,440
9.00%, 4/15/16-10/15/21		112		116,063
9.50%, 6/15/16-9/15/22		174		182,302
10.00%, 2/15/16-6/15/18		61		62,112
11.50%, 12/15/15		—	(d)	441
12.00%, 6/15/15		2		1,578

				1,660,807,105
Total U.S. Government Sponsored Agency Securities — 172.6%				1,687,679,604

U.S. Treasury Obligations — 1.8%
U.S. Treasury Notes, 2.50%, 8/15/23		18,000		17,817,192
Total Long-Term Investments (Cost — $1,692,874,480) — 174.4%				1,705,496,796

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM AKA AUD CAD CHF CLO EUR EURIBOR FKA GBP GO

Assurance Guaranty Municipal Corp.

Also known as

Australian Dollar

Canadian Dollar

Swiss Franc

Collateralized Loan Obligation

Euro

Euro Interbank Offered Rate

Formerly known as

British Pound

General Obligation

		INR JPY LIBOR MXN NOK RB REMIC TBA USD ZAR	Indian Rupee Japanese Yen London Interbank Offered Rate Mexican Peso Norwegian Krone Revenue Bond Real Estate Mortgage Investment Conduit To-Be-Announced United States Dollar South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	157,515,127	$157,515,127
Total Short-Term Securities (Cost — $157,515,127) — 16.1%		157,515,127

Options Purchased
(Cost — $4,378,405) — 0.3%		3,152,230
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,854,768,012) — 190.8%		1,866,164,153

TBA Sale Commitments (b)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/43	USD	17,600	$(17,193,000)
3.50%, 10/01/43		55,700	(56,700,862)
4.00%, 10/01/43		31,200	(32,725,873)
5.00%, 10/01/43		2,700	(2,927,813)
6.00%, 10/01/43		45,100	(49,328,125)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/43		59,800	(61,472,534)
4.00%, 10/15/43		40,000	(42,187,500)
4.50%, 10/15/43		134,700	(144,942,031)
5.00%, 10/15/43		11,100	(12,059,109)
5.50%, 10/15/43		34,900	(38,210,049)
6.00%, 10/15/43		20,600	(22,647,125)
Total TBA Sale Commitments
(Proceeds — $474,422,516) — (49.1)%			(480,394,021)

Options Written
(Premiums Received — $6,868,045) — (0.6)%			(6,443,339)
Total Investments Net of TBA Sale Commitments and Options Written — 141.1%			1,379,326,793
Liabilities in Excess of Other Assets — (41.1)%			(401,447,033)

Net Assets — 100.0%			$977,879,760

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas Securities Corp.	$2,380,876	$18,751
Citigroup Global Markets, Inc.	$247,392,325	$5,941,810
Credit Suisse Securities (USA) LLC	$109,141,410	$4,539,712
Deutsche Bank Securities, Inc.	$(76,789,721)	$(165,764)
Goldman Sachs & Co.	$29,804,252	$(34,280)
J.P. Morgan Securities LLC	$(57,807,954)	$(917,985)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(72,083,816)	$(1,591,543)

(c)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Amount is less than $500.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	24,007,600	133,507,527	157,515,127	$18,772	$35

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.07%	3/12/13	Open	$126,288,700	$126,409,762
Credit Suisse Securities (USA) LLC	0.07%	3/14/13	Open	7,774,527	7,782,340
Credit Suisse Securities (USA) LLC	0.07%	4/18/13	Open	63,846,871	63,882,200
Credit Suisse Securities (USA) LLC	0.07%	4/18/13	Open	38,413,736	38,445,619
Total				$236,323,834	$236,519,921

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1,983	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	436,786,736	$439,569
25	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	3,552,344	48,571
5	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,240,437	3,197
(4)	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	(997,150)	(280)
(596)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	(72,143,937)	(1,135,942)
(138)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(17,441,906)	(10,600)
(4)	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	(996,750)	(109)
(3)	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	(747,263)	(782)
(3)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	(746,813)	(969)
(3)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	(746,175)	(1,157)
(3)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	(745,350)	(1,307)
(58)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(14,360,800)	(66,679)
(58)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	(14,325,275)	(72,047)
(3)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	(739,013)	(4,018)
(63)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(15,477,525)	(88,656)
Total						$(891,209)

•	Over-the-counter interest rate swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Bank of America N.A.	Call	1.25%	Receive	3-month LIBOR	10/23/13	USD	20,900	$1,923
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.25%	Pay	3-month LIBOR	10/23/13	USD	20,900	332,176
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	85,000	475,218
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	170,000	962,268
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	30,600	1,380,645
Total									$3,152,230

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	5.08%	Pay	3-month LIBOR	2/10/14	USD	11,400	$(2,207,661)
5-Year Interest Rate Swap	Bank of America N.A.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	19,850	(9,218)
10-Year Interest Rate Swap	Citibank N.A.	Call	5.25%	Pay	3-month LIBOR	1/27/15	USD	8,600	(1,469,030)
10-Year Interest Rate Swap	Bank of America N.A.	Put	5.08%	Receive	3-month LIBOR	2/10/14	USD	11,400	(2,604)
5-Year Interest Rate Swap	Bank of America N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	19,850	(326,759)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	85,000	$(277,907)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	170,000	(555,815)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	85,000	(171,275)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	170,000	(342,550)
10-Year Interest Rate Swap	Citibank N.A.	Put	5.25%	Receive	3-month LIBOR	1/27/15	USD	8,600	(41,362)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	61,200	(1,039,158)
Total									$(6,443,339)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.57%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	164,900	$(417,520)
0.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/20/15	USD	190,400	(382,813)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/23/15	USD	200,000	(96,187)
1.28%[1]	3-month LIBOR	Chicago Mercantile	3/06/15[2]	3/06/16	USD	100,000	(399,340)
4.06%[3]	3-month LIBOR	Chicago Mercantile	9/06/18[2]	9/06/19	USD	100,000	349,480
2.37%[3]	3-month LIBOR	Chicago Mercantile	N/A	6/17/23	USD	10,200	(253,173)
3.76%[3]	3-month LIBOR	Chicago Mercantile	N/A	9/06/43	USD	30,000	551,946
3.91%[3]	3-month LIBOR	Chicago Mercantile	N/A	9/12/43	USD	30,000	1,363,987
Total							$716,380

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
1.50%[1]	3-month LIBOR	Bank of America N.A.	7/15/18	USD	24,250	$(108,521)	$167,325	$(275,846)
2.07%[2]	3-month LIBOR	Citibank N.A.	5/01/22	USD	12,400	(341,311)	–	(341,311)
2.89%[1]	3-month LIBOR	Goldman Sachs Bank USA	1/14/43	USD	11,400	1,544,097	–	1,544,097
2.81%[1]	3-month LIBOR	Citibank N.A.	4/25/43	USD	21,900	3,204,636	–	3,204,636
2.77%[1]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	11,100	1,708,217	–	1,708,217
3.07%[1]	3-month LIBOR	Citibank N.A.	5/17/43	USD	19,100	1,864,832	–	1,864,832
3.09%[1]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	7,900	752,808	–	752,808
Total						$8,624,758	$167,325	$8,457,433

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	6,051	$73,648	$(71,240)	$144,888
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	9,331	113,574	(106,944)	220,518
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	8,847	107,689	(79,479)	187,168
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	2,309	(54,736)	(38,476)	(16,260)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/42	USD	716	14,847	1,007	13,840
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/42	USD	1,551	32,168	1,575	30,593
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/42	USD	954	19,795	(31,842)	51,637
Total						$306,985	$(325,399)	$632,384

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,687,679,604	—	$1,687,679,604
U.S. Treasury Obligations	—	17,817,192	—	17,817,192
Short-Term Securities	$157,515,127	—	—	157,515,127
Options Purchased:
Interest Rate Contracts	—	3,152,230	—	3,152,230
Liabilities:
Investments:
TBA Sale Commitments	—	(480,394,021)	—	(480,394,021)
Total	$157,515,127	$1,228,255,005	—	$1,385,770,132

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$491,337	$11,988,647	—	$12,479,984
Liabilities:
Interest rate contracts	(1,382,546)	(8,625,789)	—	(10,008,335)
Total	$(891,209)	$3,362,858	—	$2,471,649

[1]     Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,461,190	—	—	$1,461,190
Cash pledged for financial futures contracts	306,000	—	—	306,000
Cash pledged for centrally cleared swaps	4,230,000	—	—	4,230,000
Liabilities:
Reverse repurchase agreements	—	$(236,519,921)	—	(236,519,921)
Cash received as collateral for over-the-counter derivatives	—	(5,500,000)	—	(5,500,000)
Total	$5,997,190	$(242,019,921)	—	$(236,022,731)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	21

Schedule of Investments September 30, 2013	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%	Par (000)		Value
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.37%, 1/25/47 (a)	USD	64	$63,647

Corporate Bonds
Banks — 0.0%
International Bank for Reconstruction & Development, 2.46%, 12/10/13 (a)		265	263,800
Diversified Financial Services — 0.0%
The Bear Stearns Cos. LLC, 3.55%, 3/10/14 (a)		340	338,922
Total Corporate Bonds — 0.0%			602,722

Foreign Government Obligations
Canada — 0.2%
Canadian Government Bond, 1.50%, 12/01/44	CAD	4,860	5,483,597
Greece — 0.0%
Hellenic Republic, 14.93%, 10/15/42 (a)	EUR	4,550	69,552
Italy — 4.1%
Buoni Poliennali Del Tesoro, 2.10%, 9/15/16		97,970	143,345,731
Total Foreign Government Obligations — 4.3%			148,898,880

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.53%, 3/25/35 (a)(b)	USD	13,436	11,378,491
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.46%, 5/25/37 (a)		15,326	10,929,966

			22,308,457
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (a)(c)		12,000	13,310,460
Total Non-Agency Mortgage-Backed Securities — 1.0%			35,618,917

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.37%, 6/01/34 (a)		112	118,501

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	282,997	$338,600,197
2.00%, 1/15/26		76,270	87,990,910
1.75%, 1/15/28		109,032	122,090,585
3.63%, 4/15/28		93,878	129,785,912
2.50%, 1/15/29 (d)		80,344	98,754,655
3.88%, 4/15/29		104,230	149,407,546
3.38%, 4/15/32		14,461	20,245,336
2.13%, 2/15/40-2/15/41 (d)		110,964	131,369,099
0.75%, 2/15/42		116,959	100,100,214
0.63%, 2/15/43		70,303	57,637,339
U.S. Treasury Inflation Indexed Notes:
2.00%, 1/15/14-1/15/16		309,195	314,548,232
1.25%, 4/15/14-7/15/20		177,566	185,222,883
1.63%, 1/15/15-1/15/18		26,769	27,713,203
0.50%, 4/15/15		150,854	154,107,092
1.88%, 7/15/15-7/15/19		140,584	152,762,230
0.13%, 4/15/16-1/15/23 (c)		1,246,071	1,263,337,195
2.50%, 7/15/16 (c)		99,727	110,042,415
2.63%, 7/15/17		832	943,808
1.38%, 7/15/18-1/15/20		103,376	113,414,077
2.13%, 1/15/19		18,610	21,122,375
1.13%, 1/15/21		156,241	168,227,664
0.63%, 7/15/21		2,519	2,622,267
0.38%, 7/15/23 (c)		195,442	194,434,410
Total U.S. Treasury Obligations — 112.4%			3,944,479,644
Total Long-Term Investments (Cost — $4,032,123,613) — 117.7%			4,129,782,311

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)		49,738,922	49,738,922
Total Short-Term Securities (Cost — $49,738,922) — 1.4%			49,738,922

Options Purchased
(Cost — $11,660,729) — 0.4%			11,737,780
Total Investments Before Options Written (Cost — $4,093,523,264) — 119.5%			4,191,259,013

Options Written
(Premiums Received — $8,378,932) — (0.2)%			(7,482,541)
Total Investments Net of Options Written — 119.3%			4,183,776,472
Liabilities in Excess of Other Assets — (19.3)%			(675,544,324)

Net Assets — 100.0%			$3,508,232,148

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(d)	All or a portion of security has been pledged in connection with open financial futures contracts.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,001,319	38,737,603	49,738,922	$66,282	$1,798

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	7/09/13	Open	$190,093,750	$190,133,670
Citigroup Global Markets, Inc.	(1.00%)	8/07/13	Open	12,030,000	12,011,621
BNP Paribas Securities Corp.	0.09%	8/30/13	Open	211,575,000	211,591,926
BNP Paribas Securities Corp.	0.09%	8/30/13	Open	117,425,000	117,434,394
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	9/09/13	Open	95,437,500	95,443,332
Morgan Stanley & Co. LLC	0.08%	9/27/13	Open	49,937,500	49,937,944
Total				$676,498,750	$676,552,887

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
959	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	211,234,735	$596,179
965	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	116,810,234	349,280
2,563	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	323,939,172	5,504,804
1,225	3-month EURIBOR	NYSE Liffe	December 2014	USD	412,301,047	436,773
25	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	6,190,000	9,738
(123)	Canadian Government Bonds (10 Year)	Montreal	December 2013	USD	(15,480,530)	(354,382)
(119)	Long Gilt British	NYSE Liffe	December 2013	USD	(21,253,167)	(315,508)
(944)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2013	USD	(125,906,000)	(2,359,875)
(924)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	(131,294,625)	(2,125,413)
(734)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	(182,564,150)	(71,913)
Total						$1,669,683

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	21,143,314	NOK	113,199,000	Barclays Bank PLC	10/15/13	$889,767
EUR	34,525,129	CHF	42,845,754	Deutsche Bank AG	10/15/13	(674,375)
JPY	1,386,688,083	USD	13,829,224	UBS AG	10/15/13	279,527
NOK	61,598,939	AUD	11,100,000	Deutsche Bank AG	10/15/13	(106,343)
NOK	195,133,784	AUD	36,332,688	Deutsche Bank AG	10/15/13	(1,427,175)
NOK	12,640,000	USD	2,070,111	Barclays Bank PLC	10/15/13	30,633
USD	13,796,623	JPY	1,372,695,000	Deutsche Bank AG	10/15/13	(169,756)
USD	17,800,000	JPY	1,759,779,200	UBS AG	10/15/13	(104,737)
INR	674,445,000	USD	10,878,145	JPMorgan Chase Bank N.A.	10/18/13	(166,973)
AUD	281,000	USD	255,981	UBS AG	10/22/13	5,747
USD	5,197,644	CAD	5,369,000	Deutsche Bank AG	10/22/13	(11,854)
USD	199,900,678	EUR	147,875,000	UBS AG	10/24/13	(163,775)
INR	744,600,000	USD	10,763,226	Credit Suisse International	12/03/13	920,638
USD	11,554,935	INR	744,600,000	Barclays Bank PLC	12/03/13	(128,929)
Total						$(827,605)

•	Inflation indexed caps outstanding as of September 30, 2013 were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
US Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/10/14	USD	150,905	$56,542	$226,358	$(169,816)
US Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/10/14	USD	50,300	18,847	75,450	(56,603)
US Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/13/14	USD	25,125	9,201	37,688	(28,487)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	(402,194)	(1,014,650)	612,456
Total							$(317,604)	$(675,154)	$357,550

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	130.00	10/25/13	1,243	$38,844
U.S. Treasury Notes (10 Year)	Put	USD	123.00	10/25/13	1,998	218,531
Total						$257,375

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Over-the-counter options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Deutsche Bank AG	Put	USD	1.31	10/15/13	EUR	42,700	$9,549
GBP Currency	Barclays Bank PLC	Put	AUD	1.71	11/27/13	GBP	22,300	253,730
Total								$263,279

•	Over-the-counter interest rate swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.25%	Pay	3-month LIBOR	2/01/16	USD	86,300	$2,901,233
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	8,315,893
Total									$11,217,126

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	127.00	10/25/13	1,243	$(679,766)
U.S. Treasury Notes (5 Year)	Call	USD	121.50	11/22/13	872	(381,500)
U.S. Treasury Notes (10 Year)	Put	USD	120.00	10/25/13	1,998	(31,219)
U.S. Treasury Notes (5 Year)	Put	USD	120.00	11/22/13	872	(279,313)
Total						$(1,371,798)

•	Over-the-counter options written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Deutsche Bank AG	Call	USD	1.35	10/15/13	EUR	42,700	$(418,277)
GBP Currency	Barclays Bank PLC	Call	AUD	1.78	11/27/13	GBP	22,300	(264,069)
AUD Currency	Deutsche Bank AG	Put	NOK	5.10	11/04/13	AUD	21,300	(3,132)
Total								$(685,478)

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.35%	Pay	3-month LIBOR	12/06/13	USD	34,100	$(37,664)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.35%	Pay	3-month LIBOR	12/06/13	USD	63,200	(69,804)
5-Year Interest Rate Swap	Credit Suisse International	Call	1.25%	Pay	3-month LIBOR	6/27/14	USD	30,000	(45,159)
5-Year Interest Rate Swap	Credit Suisse International	Call	1.25%	Pay	3-month LIBOR	8/18/14	USD	119,000	(194,541)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.00%	Receive	3-month LIBOR	12/06/13	USD	34,100	(76,568)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Receive	3-month LIBOR	12/06/13	USD	63,200	(141,909)
5-Year Interest Rate Swap	Credit Suisse International	Put	2.25%	Receive	3-month LIBOR	6/27/14	USD	30,000	(335,418)
5-Year Interest Rate Swap	Credit Suisse International	Put	2.25%	Receive	3-month LIBOR	8/18/14	USD	119,000	(1,689,134)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(2,835,068)
Total									$(5,425,265)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.48%[1]	3-month LIBOR	Chicago Mercantile	8/08/15	USD	339,100	$(408,565)
1.54%[1]	3-month LIBOR	Chicago Mercantile	8/01/18	USD	77,600	(386,048)
2.22%[1]	3-month LIBOR	Chicago Mercantile	8/09/20	USD	92,600	(735,150)
2.36%[1]	3-month LIBOR	Chicago Mercantile	8/29/20	USD	35,700	(586,636)
2.88%[1]	3-month LIBOR	Chicago Mercantile	7/12/23	USD	11,600	(218,772)
3.82%[2]	3-month LIBOR	Chicago Mercantile	9/05/43	USD	21,700	648,881
Total						$(1,686,290)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
2.50%[1]	3-month LIBOR	Barclays Bank PLC	3/17/14[2]	3/17/24	USD	30,200	$(1,262,505)	—	$(1,262,505)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	3/17/14[2]	3/17/24	USD	11,500	(480,755)	—	(480,755)
Total							$(1,743,260)	—	$(1,743,260)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	2.28%[1]	Deutsche Bank AG	1/14/14[2]	1/14/15	USD	50,000	$498,485	—	$498,485
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	N/A	2/15/41	USD	15,000	3,665,383	$153,177	3,512,206
Total							$4,163,868	$153,177	$4,010,691

[1]	Fund pays the total return of the reference entity and receives the fixed rate/floating rate. Net payment made at termination.

[2]	Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$63,647	—	$63,647
Corporate Bonds	—	602,722	—	602,722
Foreign Government Obligations	—	148,898,880	—	148,898,880
Non-Agency Mortgage-Backed Securities	—	35,618,917	—	35,618,917
U.S. Government Sponsored Agency Securities	—	118,501	—	118,501
U.S. Treasury Obligations	—	3,944,479,644	—	3,944,479,644
Short-Term Securities	$49,738,922	—	—	49,738,922
Options Purchased:
Foreign Currency Exchange Contracts	—	263,279	—	263,279
Interest Rate Contracts	257,375	11,217,126	—	11,474,501
Total	$49,996,297	$4,141,262,716	—	$4,191,259,013

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,126,312	—	$2,126,312
Interest rate contracts	$6,896,774	648,881	—	7,545,655
Other contracts	—	4,623,147	—	4,623,147
Liabilities:
Foreign currency exchange contracts	—	(3,639,395)	—	(3,639,395)
Interest rate contracts	(6,598,889)	(9,503,696)	—	(16,102,585)
Other contracts	—	(254,906)	—	(254,906)
Total	$297,885	$(5,999,657)	—	$(5,701,772)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,098	—	—	$2,098
Cash pledged for financial futures contracts	1,585,000	—	—	1,585,000
Cash pledged as collateral for over-the-counter derivatives	1,438,000	—	—	1,438,000
Cash pledged for centrally cleared swaps	4,810,000	—	—	4,810,000
Liabilities:
Reverse repurchase agreements	—	$(676,552,887)	—	(676,552,887)
Bank overdraft	—	(625,024)	—	(625,024)
Cash received as collateral for over-the-counter derivatives	—	(11,500,000)	—	(11,500,000)
Total	$7,835,098	$(688,677,911)	—	$(680,842,813)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	27

Schedule of Investments September 30, 2013	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2, 0.76%, 10/08/15	USD	178	$178,209
Countrywide Asset-Backed Certificates, Series 2006-11, Class 1AF2, 5.25%, 9/25/46 (a)		310	334,717
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (b)		355	376,857
PFS Financing Corp., Series 2012-AA, Class A, 1.38%, 2/15/16 (a)(b)		462	462,774
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (b)		782	790,413
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17		356	363,991
Series 2012-5, Class A3, 0.83%, 12/15/16		551	552,195
Scholar Funding Trust, Series 2011-A, Class A, 1.16%, 10/28/43 (a)(b)		368	366,397
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.45%, 6/15/21 (a)		474	466,320
Total Asset-Backed Securities — 2.6%			3,891,873

Corporate Bonds
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		409	439,675
United Technologies Corp.:
6.70%, 8/01/28		106	132,774
6.13%, 7/15/38		267	321,359

			893,808
Airlines — 1.3%
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27 (b)		400	375,000
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 5/10/21		234	264,560
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (b)		650	645,125
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27		400	370,000
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23		225	222,187

			1,876,872
Auto Components — 0.5%
Delphi Corp.:
5.88%, 5/15/19		249	264,251
5.00%, 2/15/23		450	464,625

			728,876
Automobiles — 1.7%
Daimler Finance North America LLC, 1.25%, 1/11/16 (b)		1,244	1,243,887
Ford Motor Co., 7.40%, 11/01/46		255	305,138
General Motors Co.:
3.50%, 10/02/18 (b)		550	548,625
6.25%, 10/02/43 (b)		375	369,375

			2,467,025

Corporate Bonds	Par (000)		Value
Biotechnology — 0.5%
Amgen, Inc.:
5.85%, 6/01/17	USD	375	$427,857
5.38%, 5/15/43		338	336,641

			764,498
Capital Markets — 4.7%
Credit Suisse AG, 6.50%, 8/08/23 (b)		1,000	1,012,500
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15		725	749,677
6.25%, 9/01/17		650	741,579
5.75%, 1/24/22		89	98,669
6.75%, 10/01/37		657	685,669
Morgan Stanley:
5.38%, 10/15/15		675	725,850
5.55%, 4/27/17		325	360,146
5.95%, 12/28/17		1,325	1,499,076
5.50%, 7/28/21		334	365,290
6.38%, 7/24/42		249	281,787
State Street Corp., 4.96%, 3/15/18		391	430,158

			6,950,401
Chemicals — 1.3%
CF Industries, Inc., 6.88%, 5/01/18		250	293,718
Linde Finance BV, 7.38%, 7/14/66 (a)	EUR	320	484,212
LYB International Finance BV, 5.25%, 7/15/43	USD	2	1,967
LyondellBasell Industries NV, 5.00%, 4/15/19		500	550,373
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		600	603,000

			1,933,270
Commercial Banks — 4.6%
Abbey National Treasury Services PLC, 3.05%, 8/23/18		600	609,558
Amsouth Bank, Series AI, 5.20%, 4/01/15		391	411,819
CIT Group, Inc.:
4.75%, 2/15/15 (b)		391	404,685
5.00%, 5/15/17		267	280,684
Commerzbank AG, 8.13%, 9/19/23 (b)		450	459,000
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		622	596,787
HSBC Bank USA, N.A., 5.88%, 11/01/34		250	269,036
HSBC Holdings PLC, 6.50%, 5/02/36		300	339,690
ING Bank NV, 5.00%, 6/09/21 (b)		500	536,810
Intesa Sanpaolo SpA, 3.13%, 1/15/16		490	489,289
Macquarie Bank Ltd., 2.00%, 8/15/16 (b)		425	427,219
Santander Holdings USA, Inc., 3.45%, 8/27/18		150	153,192
Wells Fargo & Co.:
3.45%, 2/13/23		217	203,104
4.13%, 8/15/23		1,225	1,199,443
Wells Fargo Bank NA, 5.75%, 5/16/16		400	446,306

			6,826,622
Commercial Services & Supplies — 0.6%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (b)		300	301,749
4.63%, 1/31/18 (b)		302	300,296
HD Supply, Inc., 11.00%, 4/15/20		300	359,250

			961,295

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Communications Equipment — 0.2%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	USD	263	$284,040
Construction & Engineering — 0.3%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)		408	418,200
Consumer Finance — 3.0%
Capital One Financial Corp.:
2.15%, 3/23/15		278	282,477
1.00%, 11/06/15		375	373,111
6.15%, 9/01/16		250	278,413
4.75%, 7/15/21		409	432,763
Discover Bank, 4.20%, 8/08/23		350	348,943
Discover Financial Services, 3.85%, 11/21/22		356	339,653
SLM Corp.:
5.00%, 10/01/13		285	285,000
3.88%, 9/10/15		817	833,340
5.50%, 1/15/19		1,350	1,336,848

			4,510,548
Diversified Financial Services — 9.7%
Ally Financial, Inc.:
4.50%, 2/11/14		302	304,751
8.00%, 11/01/31		375	417,187
Bank of America Corp.:
7.38%, 5/15/14		295	307,046
6.00%, 9/01/17		970	1,098,448
5.70%, 1/24/22		143	159,740
5.88%, 2/07/42		302	335,305
BP Capital Markets PLC, 2.75%, 5/10/23		515	470,368
Citigroup, Inc.:
5.00%, 9/15/14		425	441,020
4.59%, 12/15/15		1,125	1,203,284
6.13%, 11/21/17		775	891,234
6.00%, 10/31/33		72	72,567
6.13%, 8/25/36		100	100,644
5.88%, 1/30/42		182	202,357
CNH Capital LLC, 3.88%, 11/01/15		285	293,550
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		262	284,288
1.70%, 5/09/16		400	399,959
5.00%, 5/15/18		375	410,832
8.13%, 1/15/20		622	773,528
4.38%, 8/06/23		600	600,339
General Electric Capital Corp., 5.88%, 1/14/38		741	817,972
Glencore Funding LLC, 1.70%, 5/27/16 (b)		300	295,594
Hyundai Capital America:
1.88%, 8/09/16 (b)		425	426,776
2.88%, 8/09/18 (b)		425	428,552
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		314	328,915
JPMorgan Chase & Co.:
5.25%, 5/01/15		425	452,270
6.30%, 4/23/19		199	233,153
3.25%, 9/23/22		565	533,017
Merrill Lynch & Co., Inc.:
5.30%, 9/30/15		675	725,142
6.40%, 8/28/17		1,275	1,466,173

			14,474,011
Diversified Telecommunication Services — 4.5%
AT&T Inc.:
4.30%, 12/15/42		507	422,114
4.35%, 6/15/45		327	269,921

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (b)	USD	275	$286,062
Telecom Italia Capital SA:
6.00%, 9/30/34		165	135,705
7.72%, 6/04/38		69	66,414
Telefonica Emisiones SAU:
3.99%, 2/16/16		444	459,929
6.42%, 6/20/16		40	43,952
3.19%, 4/27/18		462	455,851
Verizon Communications, Inc.:
3.65%, 9/14/18		1,575	1,659,566
5.15%, 9/15/23		1,650	1,768,447
6.40%, 9/15/33		625	694,071
3.85%, 11/01/42		498	393,246

			6,655,278
Electric Utilities — 5.1%
American Transmission Systems, Inc., 5.25%, 1/15/22 (b)		432	465,082
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	287,039
Duke Energy Florida, Inc., 6.40%, 6/15/38		457	556,643
Entergy Louisiana LLC, 4.05%, 9/01/23		450	460,800
Entergy Mississippi, Inc., 3.10%, 7/01/23		405	379,014
FirstEnergy Solutions Corp., 6.80%, 8/15/39		373	371,971
Jersey Central Power & Light Co., 4.70%, 4/01/24 (b)		800	810,016
Massachusetts Electric Co., 5.90%, 11/15/39 (b)		215	243,990
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		616	683,579
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (b)		249	278,828
Ohio Power Co., Series D, 6.60%, 3/01/33		229	268,750
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		550	612,336
7.00%, 5/01/32		36	44,535
7.25%, 1/15/33		40	50,807
7.50%, 9/01/38		206	269,232
Progress Energy, Inc., 6.00%, 12/01/39		356	396,884
Puget Energy, Inc.:
6.00%, 9/01/21		50	54,536
5.63%, 7/15/22		385	408,477
Southern California Edison Co., Series 2008-A, 5.95%, 2/01/38		329	385,989
The Toledo Edison Co.:
7.25%, 5/01/20		54	65,566
6.15%, 5/15/37		40	43,569
Virginia Electric & Power Co., 8.88%, 11/15/38		249	385,543

			7,523,186
Energy Equipment & Services — 1.1%
Transocean, Inc.:
4.95%, 11/15/15		231	247,817
2.50%, 10/15/17		300	300,805
6.38%, 12/15/21		807	897,035
6.80%, 3/15/38		193	204,899

			1,650,556
Food Products — 0.8%
HJ Heinz Finance Co., 7.13%, 8/01/39 (b)		400	410,000
Kellogg Co., 7.45%, 4/01/31		302	385,876
Kraft Foods Group, Inc., 6.88%, 1/26/39		329	402,209

			1,198,085

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	29

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Gas Utilities — 0.3%
Laclede Gas Co., 3.40%, 8/15/23	USD	450	$450,465
Health Care Equipment & Supplies — 0.6%
Covidien International Finance SA, 6.55%, 10/15/37		336	418,093
Edwards Lifesciences Corp., 2.88%, 10/15/18		550	547,835

			965,928
Health Care Providers & Services — 1.0%
Aetna, Inc., 2.75%, 11/15/22		338	311,917
HCA, Inc., 7.25%, 9/15/20		189	205,537
UnitedHealth Group, Inc., 6.63%, 11/15/37		746	912,080

			1,429,534
Household Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19		391	430,100
Industrial Conglomerates — 0.2%
General Electric Co., 2.70%, 10/09/22		391	368,812
Insurance — 1.7%
American International Group, Inc.:
3.80%, 3/22/17		640	680,647
6.40%, 12/15/20		242	285,176
4.88%, 6/01/22		714	765,951
Genworth Holdings, Inc.:
7.63%, 9/24/21		231	273,022
4.90%, 8/15/23		200	200,805
International Lease Finance Corp., 6.50%, 9/01/14 (b)		77	79,888
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (b)		163	201,721

			2,487,210
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		350	382,813
Life Sciences Tools & Services — 0.4%
Life Technologies Corp., 6.00%, 3/01/20		540	608,085
Machinery — 0.7%
AGCO Corp., 5.88%, 12/01/21		391	424,632
Xylem, Inc., 3.55%, 9/20/16		565	592,177

			1,016,809
Media — 3.2%
Comcast Corp.:
6.95%, 8/15/37		224	281,828
6.40%, 5/15/38		655	776,482
COX Communications, Inc.:
6.95%, 6/01/38 (b)		211	220,649
8.38%, 3/01/39 (b)		209	247,907
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.80%, 3/15/22		498	464,808
6.00%, 8/15/40		239	226,734
5.15%, 3/15/42		356	302,880
Discovery Communications LLC, 6.35%, 6/01/40		178	195,516
DISH DBS Corp., 6.63%, 10/01/14		475	498,750
Grupo Televisa SAB, 6.63%, 1/15/40		220	237,373
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		300	294,659
News America, Inc., 6.40%, 12/15/35		315	347,533
Shaw Communications, Inc., 6.75%, 11/09/39		354	382,635
Viacom, Inc., 2.50%, 9/01/18		275	274,495

			4,752,249

Corporate Bonds	Par (000)		Value
Metals & Mining — 1.5%
Barrick Gold Corp.:
2.90%, 5/30/16	USD	250	$253,171
4.10%, 5/01/23		249	219,269
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		425	428,258
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (b)		466	417,683
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	157,019
7.13%, 7/15/28		100	122,993
Southern Copper Corp., 6.75%, 4/16/40		314	305,615
Teck Resources Ltd., 5.40%, 2/01/43		320	279,676

			2,183,684
Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17		214	227,431
Multi-Utilities — 0.8%
CMS Energy Corp., 5.05%, 3/15/22		643	688,743
Dominion Resources, Inc., 5.25%, 8/01/33		267	287,878
Sempra Energy, 6.00%, 10/15/39		197	217,182

			1,193,803
Oil, Gas & Consumable Fuels — 6.7%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		338	347,295
Canadian Natural Resources Ltd., 6.75%, 2/01/39		93	110,327
Cenovus Energy, Inc., 6.75%, 11/15/39		270	319,759
Continental Resources, Inc.:
5.00%, 9/15/22		190	191,187
4.50%, 4/15/23		310	304,187
DCP Midstream LLC, 5.35%, 3/15/20 (b)		126	134,939
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	534,730
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		604	694,556
Energy Transfer Partners LP:
4.15%, 10/01/20		600	616,629
6.50%, 2/01/42		494	521,494
Enterprise Products Operating LLC, 6.45%, 9/01/40		231	265,126
Kinder Morgan Energy Partners LP:
6.38%, 3/01/41		462	500,767
5.00%, 3/01/43		338	305,671
MEG Energy Corp., 6.50%, 3/15/21 (b)		349	351,617
Newfield Exploration Co., 6.88%, 2/01/20		455	477,750
Noble Holding International Ltd., 3.95%, 3/15/22		143	137,936
Petrohawk Energy Corp.:
10.50%, 8/01/14		256	264,525
7.88%, 6/01/15		29	29,583
6.25%, 6/01/19		388	425,345
Pioneer Natural Resources Co., 5.88%, 7/15/16		320	356,402
Plains Exploration & Production Co., 6.50%, 11/15/20		515	552,555
Spectra Energy Partners LP, 4.75%, 3/15/24		310	319,439
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,975
Total Capital International SA, 3.70%, 1/15/24		600	602,687
Total Capital SA, 2.13%, 8/10/18		300	302,700
Valero Energy Corp., 6.63%, 6/15/37		285	309,551
Western Gas Partners LP:
2.60%, 8/15/18		425	424,905
4.00%, 7/01/22		357	346,473
The Williams Cos., Inc., 7.75%, 6/15/31		122	138,272

			9,897,382

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 0.4%
International Paper Co., 7.50%, 8/15/21	USD	499	$614,057
Pharmaceuticals — 2.7%
AbbVie, Inc., 2.90%, 11/06/22		888	830,466
Hospira, Inc., 5.20%, 8/12/20		500	508,697
Mylan, Inc., 2.60%, 6/24/18 (b)		375	374,337
Roche Holdings, Inc., 7.00%, 3/01/39 (b)		302	398,826
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		924	856,113
Valeant Pharmaceuticals International, 6.75%, 8/15/18 (b)		214	228,980
Wyeth LLC, 5.95%, 4/01/37		693	810,845

			4,008,264
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.:
4.50%, 1/15/18		604	637,907
3.40%, 2/15/19		300	296,517
5.90%, 11/01/21		146	153,971
4.70%, 3/15/22		281	273,031
HCP, Inc., 6.75%, 2/01/41		320	373,560

			1,734,986
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		515	468,477
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (b)		196	200,768

			669,245
Software — 1.0%
Autodesk, Inc., 1.95%, 12/15/17		375	367,560
Oracle Corp.:
3.63%, 7/15/23		957	954,445
5.38%, 7/15/40		169	184,035

			1,506,040
Specialty Retail — 0.6%
QVC, Inc.:
7.50%, 10/01/19 (b)		427	459,506
4.38%, 3/15/23		391	363,625

			823,131
Tobacco — 2.1%
Altria Group, Inc.:
10.20%, 2/06/39		326	497,157
4.25%, 8/09/42		391	325,513
BAT International Finance PLC, 9.50%, 11/15/18 (b)		375	503,114
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (b)		300	292,533
Lorillard Tobacco Co.:
3.50%, 8/04/16		344	360,348
2.30%, 8/21/17		245	242,839
7.00%, 8/04/41		288	302,862
Philip Morris International, Inc., 4.50%, 3/20/42		711	665,310

			3,189,676
Wireless Telecommunication Services — 4.6%
Alltel Corp., 7.88%, 7/01/32		314	409,204
America Movil SAB de CV:
1.26%, 9/12/16 (a)		725	725,002
3.13%, 7/16/22		400	368,183
6.13%, 11/15/37		394	411,960
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	227,730
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		604	683,162

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Rogers Communications, Inc., 5.45%, 10/01/43	USD	2,500	$2,477,413
SBA Tower Trust, 4.25%, 4/15/40 (b)		471	479,826
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		175	205,187
Sprint Corp., 7.88%, 9/15/23 (b)		550	561,000
Vodafone Group PLC, 6.15%, 2/27/37		268	292,926

			6,841,593
Total Corporate Bonds — 71.3%			105,897,868

Foreign Agency Obligations
Nexen, Inc., 5.88%, 3/10/35		356	368,480
Petrobras International Finance Co.:
3.88%, 1/27/16		800	825,431
6.88%, 1/20/40		237	232,815
Petroleos Mexicanos:
3.50%, 7/18/18		462	467,775
3.50%, 1/30/23		540	490,845
4.88%, 1/18/24		125	125,000
6.50%, 6/02/41		214	221,785
Statoil ASA, 5.25%, 4/15/19		432	495,929
Total Foreign Agency Obligations — 2.2%			3,228,060

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 5.63%, 1/07/41		250	249,375
Colombia — 0.3%
Republic of Colombia:
2.63%, 3/15/23		325	287,625
6.13%, 1/18/41		201	219,090

			506,715
Mexico — 0.9%
United Mexican States:
4.75%, 3/08/44		1,223	1,106,815
5.75%, 10/12/10		294	276,360

			1,383,175
Total Foreign Government Obligations — 1.4%			2,139,265

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.6%
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3, 4.58%, 6/10/48		61	61,548
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, 8/10/42		23	23,369
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)		377	373,333
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (a)		372	413,090
Total Non-Agency Mortgage-Backed Securities — 0.6%			871,340

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	31

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Capital Trusts
Capital Markets — 0.1%
State Street Capital Trust IV, 1.25%, 6/01/77 (a)	USD	178	$138,840
Diversified Financial Services — 1.1%
General Electric Capital Corp., 6.25%, 12/29/49 (a)		500	505,000
ING US, Inc., 5.65%, 5/15/53 (a)		302	276,072
JPMorgan Chase & Co., 7.90%, 4/29/49 (a)		224	243,040
JPMorgan Chase Capital XXI, 1.22%, 1/15/87 (a)		223	165,577
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)		370	387,575

			1,577,264
Electric Utilities — 0.7%
Enel SpA, 8.75%, 9/24/73 (a)(b)		1,000	1,017,882
Insurance — 1.1%
American International Group, Inc., 8.18%, 5/15/68 (a)		135	158,018
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)		320	362,800
Lincoln National Corp., 7.00%, 5/17/66 (a)		447	452,588
MetLife, Inc., 6.40%, 12/15/66		297	299,970
New York Life Insurance Co., 6.75%, 11/15/39 (b)		168	207,979
Pacific Life Insurance Co., 9.25%, 6/15/39 (b)		160	216,551
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (a)		27	26,730

			1,724,636
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25%, 12/19/49 (b)		853	844,470
Oil, Gas & Consumable Fuels — 0.5%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)		750	834,375
Total Capital Trusts — 4.1%			6,137,467

Preferred Stocks		Shares
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., 5.50% (a)		19,233	431,589
Commercial Banks — 0.1%
Wells Fargo & Co., 5.85% (a)(c)		5,541	132,264
Total Preferred Stocks — 0.4%			563,853
Total Preferred Securities — 4.5%			6,701,320

Taxable Municipal Bonds	Par (000)
Bay Area Toll Authority RB, Series F-1, 5.13%, 4/01/39	USD	125	129,875
Connecticut State Health & Educational Facility Authority RB, Series A-2, 5.00%, 7/01/40		125	131,228
Connecticut State Health & Educational Facility Authority RB, Series Z-1, 5.00%, 7/01/42		125	129,296
Cucamonga Valley Water District Financing Authority RB, 5.00%, 9/01/37		125	128,433
Desert Community College District GO, Series C, AGM, 5.00%, 8/01/37		225	228,665
Maryland State Transportation Authority RB, AGM, 5.00%, 7/01/41		150	153,419

Taxable Municipal Bonds	Par (000)		Value
Massachusetts Health & Educational Facilities Authority RB, Series B, 5.00%, 10/01/38	USD	200	$210,102
Monroe County Industrial Development Corp. RB, Series A, 5.00%, 7/01/33		150	157,545
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		425	440,130
New Jersey Economic Development Authority RB, 5.00%, 6/15/46		125	127,984
New Jersey State Turnpike Authority RB, Series A, 5.00%, 1/01/38		225	230,915
Pajaro Valley Unified School District GO, Series A, 5.00%, 8/01/43		185	188,004
Santa Rosa Wastewater Revenue RB, Series A, 5.00%, 9/01/33		125	130,569
South Carolina State Public Service Authority RB, 5.00%, 12/01/48		125	122,758
Tampa-Hillsborough County Expressway Authority RB, Series A, 5.00%, 7/01/37		125	127,745
Utah Transit Authority RB, 5.00%, 6/15/42		125	127,734
West Basin Municipal Water District RB, Series B, 5.00%, 8/01/36		200	205,726
Total Taxable Municipal Bonds — 2.0%			2,970,128

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.7%
Fannie Mae:
2.75%, 10/09/19 (d)(e)		2,050	1,738,591
5.63%, 7/15/37		263	320,012
FREMF Mortgage Trust, Series 2012-K705, Class B, 4.31%, 9/25/44 (a)(b)		398	401,006
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/10/14		8	8,259

			2,467,868
Collateralized Mortgage Obligations — 1.0%
Fannie Mae, Series 2003-49, Class YD, 5.50%, 6/25/23-6/25/41		714	793,238
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		426	460,458
Ginnie Mae:
Series 2006-6, Class C, 5.01%, 2/16/44 (a)		49	50,651
Series 2006-42, Class B, 5.17%, 8/16/46 (a)		221	234,739

			1,539,086
Mortgage-Backed Securities — 0.3%
Fannie Mae Mortgage-Backed Securities:
2.42%, 2/01/35 (a)		213	231,239
2.54%, 1/01/35 (a)		47	49,733
7.00%, 1/01/31		3	3,131
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		6	7,308
Ginnie Mae Mortgage-Backed Securities:
1.63%, 5/20/34 (a)		48	50,481
5.50%, 4/15/33-8/15/33		15	16,652
7.00%, 9/15/31-5/15/32		13	15,607

			374,151
Total U.S. Government Sponsored Agency Securities — 3.0%			4,381,105

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
2.88%, 5/15/43	USD	5,547	$4,707,762
3.63%, 8/15/43		610	602,851
U.S. Treasury Notes:
1.38%, 7/31/18 (f)		8,000	8,014,376
1.75%, 5/15/23		4,215	3,905,792
Total U.S. Treasury Obligations — 11.6%			17,230,781
Total Long-Term Investments (Cost — $ 145,353,151) — 99.2%			147,311,740

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)		7,978,643	7,978,643
Total Short-Term Securities (Cost — $ 7,978,643) — 5.4%			7,978,643

Options Purchased	Value
(Cost — $983,917) — 0.6%	$901,088
Total Investments Before Options Written (Cost — $154,315,711) — 105.2%	156,191,471

Options Written
(Premiums Received — $638,440) — (0.4)%	(587,615)
Total Investments Net of Options Written — 104.8%	155,603,856
Liabilities in Excess of Other Assets — (4.8)%	(7,109,311)

Net Assets 100.0%	$148,494,545

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	All or a portion of security has been pledged in connection with open financial futures contracts.

(e)	Represents a zero-coupon bond. Rate shown reflects the annualized yield at date of purchase.

(f)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,361,420	(3,382,777)	7,978,643	$7,375	$10

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.07%	9/20/13	Open	$8,020,000	$8,020,172

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
148	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	32,599,312	$113,463
63	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	7,625,953	32,666
(78)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(9,858,469)	(247,332)
(9)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2013	USD	(1,200,375)	1,137
(49)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	(6,962,594)	(83,396)
Total						$(183,462)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	33

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	568,000	USD	548,312	Bank of America N.A.	10/22/13	$2,813
CAD	285,000	USD	274,306	JPMorgan Chase Bank N.A.	10/22/13	2,227
USD	1,200,259	CAD	1,249,000	JPMorgan Chase Bank N.A.	10/22/13	(11,636)
USD	505,581	EUR	374,000	UBS AG	10/24/13	(414)
Total						$(7,010)

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	170.00	12/21/13	375	$217,875

•	Over-the-counter interest rate swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	3.25%	Receive	3-month LIBOR	7/11/14	USD	1,300	$21,671
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.25%	Receive	3-month LIBOR	8/01/14	USD	1,000	17,666
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	6-month EURIBOR	10/21/13	EUR	1,800	—
30-Year Interest Rate Swap	Credit Suisse International	Put	4.50%	Pay	6-month EURIBOR	12/12/13	EUR	2,100	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	USD	2,500	108,161
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD	17,200	535,715
Total									$683,213

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	2/02/17	USD	5,000	$(79,720)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	USD	34,400	(507,895)
Total									$(587,615)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	6,600	$(8,651)
0.64%[1]	3-month LIBOR	Chicago Mercantile	9/09/15	USD	12,000	(47,499)
3.82%[2]	3-month LIBOR	Chicago Mercantile	9/05/43	USD	1,300	38,880
Total						$(17,270)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	Over-the-counter credit default swaps — buy protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
CIGNA Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(17,963)	$(1,228)	$(16,735)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(28,522)	(18,802)	(9,720)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(27,797)	(6,489)	(21,308)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(23,713)	(14,575)	(9,138)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(23,857)	(15,530)	(8,327)
Exelon Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	400	5,627	10,140	(4,513)
Exelon Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	200	2,813	5,343	(2,530)
Exelon Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	175	(2,930)	3,802	(6,732)
Total						$(116,342)	$(37,339)	$(79,003)

•	Over-the-counter credit default swaps — sold protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	$47,347	$41,193	$6,154
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB-	USD	780	13,094	(29,215)	42,309
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	25,850	3,261	22,589
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	12,558	(5,149)	17,707
Public Service Enterprise Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	400	(805)	(3,755)	2,950
Public Service Enterprise Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	200	(402)	(1,228)	826
Public Service Enterprise Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	175	(353)	(429)	76
Total							$97,289	$4,678	$92,611

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
0.41%[1]	3-month LIBOR	Deutsche Bank AG	2/08/15	USD	4,900	$(3,938)	—	$(3,938)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	35

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,891,873	—	$3,891,873
Corporate Bonds	—	105,897,868	—	105,897,868
Foreign Agency Obligations	—	3,228,060	—	3,228,060
Foreign Government Obligations	—	2,139,265	—	2,139,265
Non-Agency Mortgage-Backed Securities	—	871,340	—	871,340
Preferred Securities	$563,853	6,137,467	—	6,701,320
Taxable Municipal Bonds	—	2,970,128	—	2,970,128
U.S. Government Sponsored Agency Securities	—	4,381,105	—	4,381,105
U.S. Treasury Obligations	—	17,230,781	—	17,230,781
Short-Term Securities	7,978,643	—	—	7,978,643
Options Purchased:
Equity Contracts	217,875	—	—	217,875
Interest Rate Contracts	—	683,213	—	683,213
Total	$8,760,371	$147,431,100	—	$156,191,471

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$92,611	—	$92,611
Foreign currency exchange contracts	—	5,040	—	5,040
Interest rate contracts	$147,266	38,880	—	186,146
Liabilities:
Credit contracts	—	(79,003)	—	(79,003)
Foreign currency exchange contracts	—	(12,050)	—	(12,050)
Interest rate contracts	(330,728)	(647,703)	—	(978,431)
Total	$(183,462)	$(602,225)	—	$(785,687)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash.	$20,089	—	—	$20,089
Foreign currency at value	639	—	—	639
Cash pledged for financial futures contracts	2,057,000	—	—	2,057,000
Cash pledged for centrally cleared swaps	90,000	—	—	90,000
Liabilities:
Reverse repurchase agreements	—	$(8,020,172)	—	(8,020,172)
Cash received as collateral for over-the-counter derivatives	—	(100,000)	—	(100,000)
Total	$2,167,728	$(8,120,172)	—	$(5,952,444)

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ALM Loan Funding:
Series 2013-7R2A, Class B, 2.86%, 4/24/24 (a)(b)	USD	500	$477,500
Series 2013-7RA, Class C, 3.71%, 4/24/24 (a)(b)		500	471,900
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.27%, 4/17/25 (a)(b)		500	463,750
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.93%, 4/21/25 (a)(b)		750	708,750
Duane Street CLO IV Ltd., Series 2007-4A, Class C, 1.26%, 11/14/21 (a)(b)		250	230,000
Emerson Park CLO Ltd., Series 2013-1A, Class D, 4.01%, 7/15/25 (a)(b)		250	239,375
Neuberger Berman CLO Ltd., Series 2013-15A, Class C, 3.10%, 10/15/25 (a)(b)		500	481,890
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.12%, 7/15/25 (a)(b)		250	240,000
Sound Point CLO Ltd., Series 2013-2A, Class C1, 2.92%, 12/31/49 (a)(b)		250	237,500
Total Asset-Backed Securities — 2.7%			3,550,665

Corporate Bonds
Aerospace & Defense — 0.4%
Bombardier, Inc., 4.25%, 1/15/16 (a)		125	129,687
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		229	249,037
Sequa Corp., 7.00%, 12/15/17 (a)		95	95,000

			473,724
Airlines — 0.5%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	107,725
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	193,325
Continental Airlines Pass-Through Trust, Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		28	29,897
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		320	304,000

			634,947
Auto Components — 0.4%
Schaeffler Holding Finance BV, 6.88%, 8/15/18 (a)(c)		200	209,500
Titan International, Inc.:
7.88%, 10/01/17 (a)		196	208,642
6.88%, 10/01/20 (a)		110	110,825

			528,967
Automobiles — 0.4%
Ford Motor Co., 4.25%, 11/15/16		78	154,099
General Motors Co.:
4.88%, 10/02/23 (a)		245	239,487
6.25%, 10/02/43 (a)		155	152,675

			546,261
Biotechnology — 0.0%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(c)		54	55,147
Building Products — 0.5%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		146	146,000
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		125	134,375

Corporate Bonds	Par (000)		Value
Building Products (concluded)
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)	USD	205	$208,331
USG Corp., 9.75%, 1/15/18		120	138,900

			627,606
Capital Markets — 0.2%
American Capital Ltd., 6.50%, 9/15/18 (a)		195	196,950
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		43	42,355

			239,305
Chemicals — 1.3%
Ashland, Inc., 3.88%, 4/15/18		55	54,313
INEOS Finance PLC, 7.50%, 5/01/20 (a)		340	364,650
INEOS Group Holdings SA, 6.13%, 8/15/18 (a)		200	195,500
LSB Industries, Inc., 7.75%, 8/01/19 (a)		55	57,063
Momentive Performance Materials, Inc., 8.88%, 10/15/20		250	262,500
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		30	29,850
Perstorp Holding AB, 8.75%, 5/15/17 (a)		200	207,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		36	35,280
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		255	256,275
Rentech Nitrogen Partners LP/Rentech Nitrogen
Finance Corp., 6.50%, 4/15/21 (a)		133	130,340
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc., 8.75%, 2/01/19 (a)		18	17,865
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		150	156,750

			1,767,886
Commercial Services & Supplies — 2.9%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		26	27,430
The ADT Corp., 6.25%, 10/15/21 (a)		80	81,200
ARAMARK Corp., 5.75%, 3/15/20 (a)		60	60,600
Ceridian Corp.:
8.88%, 7/15/19 (a)		910	1,041,950
11.00%, 3/15/21 (a)		134	155,105
HD Supply, Inc.:
8.13%, 4/15/19		803	891,330
11.00%, 4/15/20		789	944,827
7.50%, 7/15/20 (a)		179	185,489
11.50%, 7/15/20		65	77,513
Laureate Education, Inc., 9.25%, 9/01/19 (a)		125	135,000
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	203,000
Tervita Corp., 8.00%, 11/15/18 (a)		82	82,307

			3,885,751
Communications Equipment — 0.0%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		50	52,875
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		95	96,900
Computers & Peripherals — 0.1%
CDW LLC/CDW Finance Corp., 8.00%, 12/15/18		68	74,630
Construction & Engineering — 0.1%
Texas Industries, Inc., 9.25%, 8/15/20		79	86,900
Consumer Finance — 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17		75	79,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	37

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC, 7.38%, 10/15/17 (a)	USD	250	$267,500
Berry Plastics Corp., 9.75%, 1/15/21		474	547,470

			814,970
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		74	78,070
Diversified Financial Services — 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		72	73,260
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		194	194,420
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		375	392,813
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	198,000
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		34	33,405
Springleaf Finance Corp.:
7.75%, 10/01/21 (a)		10	10,375
8.25%, 10/01/23 (a)		19	19,760

			922,033
Diversified Telecommunication Services — 0.9%
Avaya, Inc., 7.00%, 4/01/19 (a)		209	195,415
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		112	119,840
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		125	129,687
Level 3 Communications, Inc., 8.88%, 6/01/19		60	64,200
Level 3 Financing, Inc., 8.13%, 7/01/19		410	438,700
Wind Acquisition Finance SA, 6.50%, 4/30/20 (a)		200	205,000
Windstream Corp., 7.75%, 10/15/20		7	7,227

			1,160,069
Electric Utilities — 2.4%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		96	97,680
10.00%, 12/01/20		2,479	2,612,246
12.25%, 3/01/22 (a)		251	282,375
Homer City Generation LP:
8.14%, 10/01/19 (c)		65	66,950
8.73%, 10/01/26 (c)		125	128,750

			3,188,001
Energy Equipment & Services — 0.6%
Oil States International, Inc.:
6.50%, 6/01/19		127	134,620
5.13%, 1/15/23 (a)		385	421,575
Pacific Drilling SA, 5.38%, 6/01/20 (a)		105	102,375
Seadrill Ltd., 5.63%, 9/15/17 (a)		210	212,100

			870,670
Food Products — 0.1%
Post Holdings, Inc., 7.38%, 2/15/22		35	36,794
Sun Merger Sub, Inc., 5.25%, 8/01/18 (a)		37	37,925

			74,719
Health Care Equipment & Supplies — 0.5%
Biomet, Inc.:
6.50%, 8/01/20		70	72,275
6.50%, 10/01/20		45	45,619

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (concluded)
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18	USD	279	$303,413
Hologic, Inc., 6.25%, 8/01/20		197	205,126
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/01/18		35	38,631

			665,064
Health Care Providers & Services — 1.3%
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		560	569,800
8.00%, 11/15/19		61	63,974
HCA, Inc.:
7.88%, 2/15/20		15	16,172
7.25%, 9/15/20		132	143,550
Tenet Healthcare Corp.:
6.25%, 11/01/18		317	338,397
6.75%, 2/01/20		11	10,973
8.00%, 8/01/20		101	107,060
6.00%, 10/01/20 (a)		92	94,070
4.38%, 10/01/21 (a)		140	129,150
8.13%, 4/01/22 (a)		240	250,500

			1,723,646
Hotels, Restaurants & Leisure — 0.6%
Diamond Resorts Corp., 12.00%, 8/15/18		285	316,350
Isle of Capri Casinos, Inc., 7.75%, 3/15/19		10	10,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	68,340
PNK Finance Corp., 6.38%, 8/01/21 (a)		91	92,820
Station Casinos LLC, 7.50%, 3/01/21		310	327,825

			815,835
Household Durables — 0.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18		80	84,000
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		205	215,763
KB Home, 7.25%, 6/15/18		120	129,150
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		450	495,000

			923,913
Household Products — 0.8%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		105	110,250
7.88%, 8/15/19		387	425,700
5.75%, 10/15/20		550	552,063

			1,088,013
Independent Power Producers & Energy Traders — 0.4%
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		44	44,524
Series C, 9.68%, 7/02/26		100	106,000
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		144	152,297
NRG Energy, Inc., 7.63%, 1/15/18		169	187,167

			489,988
Insurance — 0.0%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	28,215

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Internet Software & Services — 0.8%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20	USD	925	$1,011,719
IT Services — 0.2%
APX Group, Inc.:
6.38%, 12/01/19 (a)		172	162,540
8.75%, 12/01/20 (a)		138	135,585

			298,125
Media — 1.3%
AMC Networks, Inc., 7.75%, 7/15/21		30	33,375
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(e)		76	56,620
Clear Channel Communications, Inc., 9.00%, 3/01/21		574	555,345
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		56	58,100
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		65	64,350
6.38%, 10/15/23 (a)		61	60,442
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	35,487
The McClatchy Co., 9.00%, 12/15/22		30	31,650
MDC Partners, Inc., 6.75%, 4/01/20 (a)		50	50,625
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	45,225
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		105	102,375
Sirius XM Radio, Inc.:
5.88%, 10/01/20 (a)		66	66,577
5.75%, 8/01/21 (a)		81	80,595
Univision Communications, Inc.:
7.88%, 11/01/20 (a)		225	246,094
6.75%, 9/15/22 (a)		33	34,815
WMG Acquisition Corp.:
11.50%, 10/01/18		177	203,993
6.00%, 1/15/21 (a)		74	76,775

			1,802,443
Metals & Mining — 1.1%
ArcelorMittal:
9.50%, 2/15/15		170	186,363
4.25%, 8/05/15		125	128,750
5.00%, 2/25/17		139	144,560
6.13%, 6/01/18		46	48,760
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)		60	61,800
6.38%, 2/01/16 (a)		120	122,700
6.00%, 4/01/17 (a)		570	584,250
Novelis, Inc.:
8.38%, 12/15/17		60	64,350
8.75%, 12/15/20		150	164,625

			1,506,158
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17		350	371,967
Oil, Gas & Consumable Fuels — 2.6%
Alpha Natural Resources, Inc., 6.25%, 6/01/21		33	27,060
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		38	38,760
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		24	25,500
7.50%, 4/01/20 (a)		29	28,855
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		14	14,140
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		405	432,337

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)	USD	400	$433,805
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		110	120,175
Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20		62	64,093
MEG Energy Corp., 7.00%, 3/31/24 (a)		174	175,087
Northern Oil and Gas, Inc., 8.00%, 6/01/20		57	57,143
Oasis Petroleum, Inc., 6.88%, 3/15/22 (a)		96	101,280
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		25	25,875
Range Resources Corp., 6.75%, 8/01/20		54	58,185
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		37	37,185
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)		193	188,899
Sabine Pass LNG LP:
7.50%, 11/30/16		855	940,500
6.50%, 11/01/20 (a)		65	65,975
SandRidge Energy, Inc., 8.75%, 1/15/20		3	3,180
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		117	120,803
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18		235	253,800
Whiting Petroleum Corp., 5.00%, 3/15/19		287	287,717

			3,500,354
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		306	328,567
Clearwater Paper Corp., 7.13%, 11/01/18		150	161,250

			489,817
Pharmaceuticals — 0.4%
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		33	33,247
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		175	175,875
Valeant Pharmaceuticals International:
6.75%, 8/15/18 (a)		167	178,690
6.38%, 10/15/20 (a)		85	88,400

			476,212
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19		170	179,350
The Geo Group, Inc., 5.88%, 1/15/22 (a)		70	69,125
iStar Financial, Inc., 4.88%, 7/01/18		71	68,870

			317,345
Real Estate Management & Development — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)		56	54,880
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		50	53,750
Realogy Group LLC:
7.88%, 2/15/19 (a)(f)		709	774,583
7.63%, 1/15/20 (a)		450	501,750
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		115	115,000

			1,499,963

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	39

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail — 0.0%
The Hertz Corp.:
4.25%, 4/01/18 (a)	USD	52	$51,090
7.38%, 1/15/21		5	5,375

			56,465
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		150	146,250
Software — 1.3%
Activision Blizzard, Inc.:
5.63%, 9/15/21 (a)		93	93,116
6.13%, 9/15/23 (a)		33	33,165
First Data Corp.:
7.38%, 6/15/19 (a)		953	1,003,033
6.75%, 11/01/20 (a)		180	186,300
Sabre, Inc., 8.50%, 5/15/19 (a)		340	367,625

			1,683,239
Specialty Retail — 0.6%
Claire’s Stores, Inc.:
9.00%, 3/15/19 (a)		469	519,417
7.75%, 6/01/20 (a)		34	33,235
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(c)		111	112,387
Michaels Stores, Inc., 7.75%, 11/01/18		28	30,100
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(c)		20	20,500
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		51	54,825
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(c)		46	46,000

			816,464
Textiles, Apparel & Luxury Goods — 0.0%
The William Carter Co., 5.25%, 8/15/21 (a)		64	64,000
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 5.75%, 7/15/18		125	131,250
Wireless Telecommunication Services — 1.5%
Digicel Ltd., 6.00%, 4/15/21 (a)		200	188,000
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	19,463
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		850	996,625
Sprint Corp., 7.88%, 9/15/23 (a)		645	657,900
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		155	157,713

			2,019,701
Total Corporate Bonds — 28.7%			38,185,077

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.0%
Atlantic Aviation FBO, Inc., Term Loan (2013), 3.25%, 6/01/20		175	173,526
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		119	119,350
Doncasters U.S. Finance LLC (Doncasters U.S. LLC), Term B Loans, 5.50%, 4/09/20		112	112,217
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		561	562,414
TransDigm, Inc.:
Tranche B Term Loan, 3.50%, 2/14/17		179	178,714
Tranche C Term Loan, 3.75%, 2/28/20		129	128,359

			1,274,580

Floating Rate Loan Interests (b)	Par (000)		Value
Air Freight & Logistics — 0.1%
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19	USD	144	$144,392
Airlines — 0.5%
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16		214	213,714
Delta Air Lines, Inc., New Term B-1 Loan, 4.00%, 10/18/18		148	148,352
Northwest Airlines, Inc.:
B757-300, 1.62%, 3/10/17		28	25,076
B757-300, 2.24%, 3/10/17		33	30,235
Loan B757-200, 1.62%, 9/10/18		28	25,076
Loan B757-200, 1.62%, 9/10/18		28	25,076
Loan B757-300, 2.24%, 3/10/17		32	29,515
US Airways, Inc., Tranche B1 Term Loan, 4.25%, 5/23/19		195	193,608

			690,652
Auto Components — 2.0%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20		135	134,663
Allison Transmission, Inc., New Term B-2 Loan, 3.19%, 8/07/17		821	820,461
Federal-Mogul Corp.:
Tranche B Term Loan, 2.10% - 2.12%, 12/29/14		887	870,235
Tranche C Term Loan, 2.12%, 12/28/15		338	332,043
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		250	251,185
Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17		219	221,509

			2,630,096
Automobiles — 0.2%
KAR Auction Services, Inc., Term Loan, 3.75%, 5/19/17		267	266,850
Biotechnology — 0.2%
Grifols, Inc., New U.S. Tranche B Term Loan, 4.25%, 6/01/17		82	82,383
Ikaria Acquisition, Inc.:
New Tranche B Loan, 7.25%, 7/03/18		133	133,313
Term Loan (Second Lien), 11.00%, 7/03/19		90	90,000

			305,696
Building Products — 1.9%
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		249	248,907
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/15/20		90	89,047
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		441	440,667
Continental Building Products LLC, First Lien Term Loan, 4.50%, 8/28/20		170	169,575
CPG International I, Inc., Term Loan, 3.75%, 9/23/20		640	636,800
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20		195	195,353
Unifrax Holding Co., New Term B Dollar Loan, 4.25%, 11/28/18		60	59,439
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		662	653,411

			2,493,199

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Capital Markets — 0.7%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 4.00%, 8/22/16	USD	189	$189,143
Gardner Denver, Inc.:
Initial Dollar Term Loan, 4.25%, 7/30/20		468	463,234
Initial Euro Term Loan, 4.75%, 7/30/20	EUR	58	78,125
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17	USD	195	194,392

			924,894
Chemicals — 3.1%
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/04/19		115	114,859
Allnex USA, Inc.:
Term Loan (Second Lien), 8.25%, 4/03/20		85	86,913
Tranche B-2 Term Loan, 4.50%, 10/04/19		60	59,595
Arysta LifeScience SPC LLC:
Initial Term Loan (First Lien), 4.50%, 5/29/20		743	740,967
Initial Term Loan (Second Lien), 8.25%, 11/30/20		210	209,387
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		375	355,069
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 4.75%, 2/01/20		746	748,347
Eagle Spinco, Inc., Term Loan, 3.50%, 1/28/17		74	74,586
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		125	123,196
MacDermid, Inc.:
Tranche B Term Loan (First Lien), 4.00%, 6/07/20		409	406,930
Tranche B Term Loan (Second Lien), 7.75%, 12/07/20		65	65,650
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		300	298,407
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		490	485,100
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		145	146,087
Tata Chemicals North America, Term Loan, 3.75%, 8/07/20		125	124,220
Univar, Inc., Term B Loan, 5.00%, 6/30/17		148	142,436

			4,181,749
Commercial Services & Supplies — 3.6%
ADS Waste Holdings, Inc., Tranche B Term Loan, 4.25%, 10/09/19		640	639,465
Aramark Corp., U.S. Term D Loan, 4.00%, 9/09/19		150	150,047
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Refinanced Term Loan, 4.25%, 2/07/20		199	196,015
Ceridian Corp., 2013 New Replacement U.S. Term Loan, 4.43%, 5/09/17		755	754,237
Garda Security, Term B Loan, 5.75%, 11/13/19		50	49,749
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		60	60,950
Initial Term Loan (First Lien), 5.25% - 6.25%, 11/01/19		117	117,143
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		43	38,189

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies (concluded)
HD Supply, Inc., Term Loan, 4.50%, 10/12/17	USD	484	$483,763
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 6.00%, 10/31/19		104	104,213
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50%, 7/30/18		123	122,418
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		312	311,792
Livingston International, Inc.:
Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		115	114,211
Initial Term Loan (Second Lien), 9.00%, 4/17/20		55	55,137
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		197	193,025
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		580	564,744
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 5.50%, 11/14/19		450	448,313
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		220	225,500
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		134	135,332
Term Loan (Second Lien), 9.25%, 9/13/20		55	55,823

			4,820,066
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 6.25%, 1/30/19	EUR	109	148,369
U.S. Term Loan, 5.75%, 1/30/19	USD	814	819,453
Arris Enterprises, Inc., Term B Facility, 3.50%, 4/17/20		85	83,799
Commscope, Inc., Tranche 2 Term Loan, 3.75%, 1/14/18		247	247,373
Riverbed Technology, Inc., Loan, 4.00%, 12/18/19		169	169,964

			1,468,958
Computers & Peripherals — 0.4%
CDW LLC (FKA CDW Corp.), Term Loan, 3.50%, 4/29/20		573	562,854
Construction & Engineering — 0.1%
USIC Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 7/10/20		120	119,288
Construction Materials — 0.3%
Faenza Germany GmbH Holdings (Ceramtec Acquisition):
Dollar Term B-3 Loan, 4.25%, 8/30/20		59	58,648
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		192	192,817
Initial Dollar Term B-2 Loans, 4.25%, 8/30/20		19	18,859
Quikrete Holdings, Inc., Initial Loan (First Lien), 3.00%, 9/26/20		185	184,835

			455,159
Consumer Finance — 0.3%
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Term Loan B2, 3.50%, 9/25/19		340	339,857
Containers & Packaging — 1.1%
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20		65	63,915
Clondalkin Acquisition BV, Term Loan (First Lien), 5.75%, 5/31/20		219	219,450

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	41

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Containers & Packaging (concluded)
Pact Group (USA), Inc., Term Loan, 3.75%, 5/29/20	USD	688	$676,230
Polarpak, Inc., USD Term Loan (Canadian Borrower Portion), 4.50% - 5.50%, 6/07/20		113	112,905
Sealed Air Corp., Term B-1 Facility, 4.00%, 10/03/18		79	78,870
Tekni-Plex, Inc., Term Loan, 5.50% - 6.50%, 8/10/19		195	194,513
WNA Holdings, Inc.:
Term Loan (Second Lien), 8.50%, 12/07/20		85	85,531
USD Term Loan (U.S. Borrower Portion), 4.50% - 5.50%, 6/07/20		61	61,331

			1,492,745
Distributors — 0.1%
VWR Funding, Inc., Dollar Term B-1 Loan, 4.18%, 4/03/17		104	104,343
Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00% - 5.25%, 1/30/20		650	649,138
Learning Care Group (U.S.) No. 2, Inc., Term Loan 2013, 6.00%, 5/08/19		85	84,434
RentPath, Inc., Term Loan B, 6.25%, 5/29/20		274	266,997
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20		214	209,165

			1,209,734
Diversified Financial Services — 0.4%
HarbourVest Partners LP, Term Loan, 4.75%, 11/21/17		77	77,449
Nuveen Investments, Inc.:
Tranche B First-Lien Term Loan, 4.18%, 5/13/17		44	43,159
Tranche B Second-Lien Term Loan, 6.50%, 2/28/19		31	30,742
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.75%, 9/28/18		347	346,836
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		66	66,014

			564,200
Diversified Telecommunication Services — 3.7%
Avaya, Inc.:
Term B-3 Loan, 4.76%, 10/26/17		183	163,876
Term B-5 Loan, 8.00%, 3/31/18		27	25,512
Consolidated Communications, Inc., Incremental Term 3 Loan, 5.25%, 12/31/18		194	193,940
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		173	173,424
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		70	71,695
Term B Loan, 5.25%, 2/22/19		144	144,996
Intelsat Jackson Holdings Ltd., Tranche B-1 Term Loan, 4.25%, 4/02/18		593	593,752
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		1,720	1,716,422
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		715	713,656
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.50%, 4/13/20		229	230,070
TW Telecom Holdings, Inc. (FKA Time Warner Telecom Holdings, Inc.), Term Loan B Loan, 2.68%, 4/17/20		125	125,311

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Telecommunication Services (concluded)
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17	USD	477	$474,932
West Corp., Term B-8 Loan, 3.75%, 6/30/18		299	298,771

			4,926,357
Electric Utilities — 0.3%
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		407	407,943
Electrical Equipment — 0.3%
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/31/20		315	313,189
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50% - 5.75%, 12/12/19		112	112,720

			425,909
Energy Equipment & Services — 1.1%
Drillships Financing Holding, Inc., Tranche B-2 Term Loan, 5.50%, 7/15/16		390	394,146
ION Trading Technologies S.à r.l.:
Loan (Second Lien), 8.25%, 5/22/21		85	84,894
Term Loan (First Lien), 4.50%, 5/22/20		309	308,582
Offshore Group Investment Ltd. (Vantage Drilling Co.):
Loan, 6.25%, 10/25/17		236	236,040
Second Term Loan, 5.75%, 3/28/19		144	145,898
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18		229	230,171

			1,399,731
Food & Staples Retailing — 1.3%
BJ’s Wholesale Club, Inc.:
Initial Loans (Second Lien), 9.75%, 3/26/20		80	81,434
New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		283	281,982
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan, 6.25%, 11/14/19		469	462,379
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	220,016
Tranche 6 Term Loan, 4.00%, 2/21/20		149	148,914
Sprouts Farmers Markets Holdings LLC, Initial Term Loan, 4.00%, 4/23/20		92	92,006
Supervalu, Inc., New Term Loan, 5.00%, 3/21/19		204	202,843
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		269	267,475

			1,757,049
Food Products — 1.8%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		179	179,375
Boulder Brands, Inc. (FKA Smart Balance, Inc.), Term Loan, 5.00%, 7/09/20		105	104,607
CTI Foods Holding Co. LLC, Term Loan (First Lien), 4.50%, 6/29/20		205	202,437
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		291	289,737
Dole Food Co., Inc., Tranche B Term Loan, 3.75% - 5.00%, 4/01/20		299	298,073
H. J. Heinz Co., Term B-1 Loan, 3.25%, 6/07/19		185	184,410

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Food Products (concluded)
Pinnacle Foods Finance LLC:
New Term Loan G, 3.25%, 4/29/20	USD	433	$428,667
Term Loan H, 2.50%, 4/29/20		240	237,240
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		299	297,007
Term B Loan (Second Lien), 10.75%, 11/01/19		200	196,500

			2,418,053
Health Care Equipment & Supplies — 2.2%
Biomet, Inc., Term Loan B2, 3.50%, 7/25/17		599	600,278
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		242	243,177
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B Term Loan, 4.75%, 9/15/17		434	434,453
Hologic, Inc., Refinancing Tranche B Term Loan, 3.75%, 8/01/19		319	318,905
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		692	693,373
Kinetic Concepts, Inc., Add on Term Loan, 3.50%, 5/04/18		90	90,365
Onex Carestream Finance LP:
Term Loan (First Lien 2013), 5.00%, 6/07/19		296	297,139
Term Loan (Second Lien), 9.50%, 12/07/19		265	262,570

			2,940,260
Health Care Providers & Services — 2.4%
American Renal Holdings, Inc.:
Initial Term Loan (Second Lien), 8.50%, 3/20/20		105	103,425
Term B Loan (First Lien), 4.50%, 8/20/19		438	432,875
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		65	64,674
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.):
Tranche B Term Loan, 4.50%, 10/20/16		247	247,751
Tranche B-2 Term Loan, 4.00%, 11/01/19		417	417,788
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		179	171,046
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		331	329,876
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		372	371,258
Genesis Healthcare LLC, Loan, 10.00% - 10.75%, 12/04/17		159	162,918
HCA, Inc., Tranche B-5 Term Loan, 3.00%, 3/31/17		185	184,669
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		29	29,261
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		100	97,752
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.25%, 6/29/18		175	174,344
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		249	249,790
U.S. Renal Care, Inc., Tranche B-1 Term Loan (First Lien), 5.25%, 7/03/19		95	95,950

			3,133,377
Health Care Technology — 0.3%
IMS Health, Inc., Tranche B-1 Dollar Term Loan, 3.75%, 9/01/17		419	418,706

Floating Rate Loan Interests (b)	Par (000)		Value
Hotels, Restaurants & Leisure — 6.7%
Bally Technologies, Inc., Term Loan, 3.25%, 8/21/20	USD	395	$394,384
Bass Pro Group LLC, Loan, 4.00%, 11/20/19		370	369,073
Cedar Fair LP, U.S. Term Facility, 3.25%, 3/06/20		159	159,151
Centaur Acquisition LLC:
Term Loan (First Lien), 5.25%, 2/20/19		179	179,472
Term Loan (Second Lien), 8.75%, 2/20/20		90	90,450
Four Seasons Holdings, Inc., Term Loan (Second Lien), 6.25%, 12/28/20		155	158,100
Harrah’s Las Vegas Propco LLC, Senior Loan, (0.01)% - 3.68%, 2/13/14		1,991	1,937,752
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.), Term Loan B2, 3.00%, 9/23/20		1,857	1,853,839
MGM Resorts International (MGM Grand Detroit LLC):
Term A Loan, 2.93%, 12/20/17		447	445,508
Term B Loan, 3.50%, 12/20/19		179	177,728
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		135	134,198
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		234	234,049
Playa Resorts Holdings, Initial Term Loan, 4.75%, 8/09/19		185	185,925
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		90	89,915
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B-2 Loan, 3.00%, 5/14/20		125	123,129
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18		91	90,875
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		388	391,445
Travelport LLC (FKA Travelport, Inc.):
Term Loan, 6.25%, 6/26/19		424	428,444
Tranche 1 Loan, 9.50%, 1/31/16		229	235,143
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Term Loan, 5.25%, 11/10/18		195	196,426
VML U.S. Finance LLC (AKA Venetian Macau), Term Loan U.S. Dollar, 1.68%, 11/15/16		890	878,875
Wendy’s International, Inc., Term B Loan, 3.25%, 5/15/19		201	199,992

			8,953,873
Household Products — 0.5%
Spectrum Brands, Inc.:
Tranche A Term Loan, 3.00%, 9/11/17		220	219,769
Tranche C Term Loan, 3.50%, 8/13/19		45	44,944
Spotless Holdings SAS:
Term Loan B, 5.00%, 9/24/18		255	255,426
Term Loan C, 8.75%, 3/20/19		195	195,975

			716,114
Independent Power Producers & Energy Traders — 1.1%
The AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18		268	269,195
Calpine Corp.:
Term Loan (3/11), 4.00%, 4/01/18		143	143,177
Term Loan, 4.00%, 10/09/19		283	282,645
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		214	213,765
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		130	131,137

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
Star West Generation LLC, Term B Advance, 4.25%, 3/13/20	USD	433	$434,448

			1,474,367
Insurance — 1.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		99	99,168
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		616	609,369
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		76	76,190
Tranche B-2 Term Loan, 3.75%, 9/28/18		116	116,141
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		155	153,453
Term Loan (Second Lien), 8.25%, 10/16/20		70	68,950
Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien), 5.00%, 12/10/19		84	83,730
Hub International Ltd., Term Loan B, 3.75%, 9/17/20		220	220,000
National Financial Partners Corp., Term B Loan, 5.25%, 7/01/20		80	80,332

			1,507,333
Internet Software & Services — 0.2%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.50%, 7/02/19		296	296,081
IT Services — 0.3%
CompuCom Systems, Inc., Term Loan, 4.25%, 5/09/20		105	102,643
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		95	91,209
Moneygram International, Inc., Term Loan, 4.25%, 3/27/20		154	154,032

			347,884
Leisure Equipment & Products — 0.5%
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 4.50% - 5.50%, 1/31/20		104	104,867
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		237	237,557
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 10/16/19		180	180,880
SRAM LLC, Term Loan (First Lien), 4.00% - 5.25%, 4/10/20		83	81,109

			604,413
Life Sciences Tools & Services — 0.5%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		69	69,822
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		608	608,046

			677,868
Machinery — 1.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		317	313,461
Allegion Public Ltd. Co., Term Loan B, 2.25%, 12/25/20		210	210,174
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		70	70,275

Floating Rate Loan Interests (b)	Par (000)		Value
Machinery (concluded)
Ameriforge Group, Inc.:
Initial Term Loan (First Lien), 5.00%, 12/19/19	USD	89	$89,325
Initial Term Loan (Second Lien), 8.75%, 12/21/20		45	45,366
Bombardier Recreational Products, Inc., Term B Loan, 4.00%, 1/30/19		83	82,749
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		84	81,199
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		187	184,799
Thermasys Corp., Term Loan, 5.25% - 6.25%, 5/03/19		144	143,373
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		171	170,731
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		138	141,311

			1,532,763
Marine — 0.4%
HGIM Corp., Term B Loan, 5.50%, 6/18/20		210	210,000
State Class Tankers II LLC, Initial Term Loan, 6.75%, 6/20/20		285	285,713

			495,713
Media — 5.3%
Advanstar Communications, Inc., Term Loan (Second Lien), 9.50%, 6/05/20		120	120,000
AMC Entertainment, Inc., Initial Term Loan, 3.50%, 4/30/20		279	276,772
Charter Communications Operating LLC, Term E Loan, 3.00%, 7/01/20		274	271,032
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.83%, 1/29/16		66	62,000
Tranche D Term Loan, 6.93%, 1/30/19		619	573,592
Cumulus Media Holdings, Inc., Term Loan (First Lien 2012), 4.50%, 9/17/18		183	183,581
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17		152	152,176
Gray Television, Inc., Initial Term Loan, 4.75%, 10/11/19		233	234,270
Hemisphere Media Holdings LLC (International Espanol, Inc.), Initial Term Loan, 6.25%, 7/30/20		224	223,876
Kabel Deutschland Vertrieb und Service GmbH (FKA Kabel Deutschland GmbH), Facility F1, 3.25%, 2/01/19		200	199,778
Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 3.25%, 5/17/21		220	217,939
Lions Gate Entertainment, Loan, 5.00%, 7/19/20		100	99,500
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		110	109,313
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18		248	246,680
National CineMedia LLC, Term Loan (2013), 2.93%, 11/26/19		690	683,838
NEP/NCP Holdco, Inc.:
Refinanced New Term Loan (First Lien), 4.75%, 1/22/20		323	323,169
Term Loan (Second Lien), 9.50%, 7/22/20		31	31,998
Nielsen Finance LLC, Class E Dollar Term Loan, 2.93%, 5/01/16		545	544,511
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		131	131,400

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Springer SBM Two GmbH, Initial Term B2 Loan, 5.00%, 8/14/20	USD	310	$307,675
Univision Communications, Inc.:
2013 Converted Extended First-Lien Term Loan, 4.50%, 3/01/20		313	312,163
2013 New First-Lien Term Loan, 4.50%, 3/01/20		348	346,362
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/08/20		300	298,041
C Facility, 4.50%, 6/08/20	GBP	270	440,148
WideOpenWest Finance LLC:
Term B Loan, 4.75%, 4/01/19	USD	158	158,914
Term B-1 Loan, 4.25%, 7/17/17		264	264,424
WMG Acquisitions Corp., Tranche B Refinancing Term Loan, 3.75%, 7/01/20		270	268,566

			7,081,718
Metals & Mining — 1.5%
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20		279	283,475
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		392	392,595
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		252	251,609
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 6.75%, 4/02/18		1,180	1,131,556

			2,059,235
Multiline Retail — 0.4%
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		89	89,472
J.C. Penney Corp., Inc., Loan, 6.00%, 5/22/18		239	231,837
Sears Holdings Corp., Term Loan, 4.50%, 6/30/18		200	198,376

			519,685
Multi-Utilities — 0.1%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	44,887
Power Buyer LLC, Initial Term Loan (First Lien), 4.25%, 5/06/20		75	74,142

			119,029
Oil, Gas & Consumable Fuels — 2.0%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		345	345,863
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		620	630,267
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		117	116,229
Fieldwood Energy LLC, Term Loan, 2.88%, 9/28/18		130	129,730
GIM Channelview Cogeneration LLC, Term Loan, 4.25%, 5/08/20		185	184,076
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		721	722,177
Murray Energy Corp., Term Loan, 4.75%, 5/24/19		90	89,518
Philadelphia Energy Solutions Refining & Marketing LLC, Initial Term Loan, 6.25%, 4/04/18		114	99,925
Ruby Western Pipeline Holdings LLC (Ruby Western Pipeline Holdings B LLC), Loan, 3.50%, 3/27/20		146	145,056
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		65	65,000

Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Tesoro Corp., Initial Term Loan, 2.51%, 5/30/16	USD	129	$129,270

			2,657,111
Paper & Forest Products — 0.2%
NewPage Corp., Term Loan, 7.75%, 12/21/18		199	201,833
Personal Products — 0.2%
NBTY, Inc., Term B-2 Loan, 3.50%, 10/01/17		150	149,859
Prestige Brands, Inc., Term B-1 Loan, 3.75%, 1/31/19		130	129,832

			279,691
Pharmaceuticals — 2.3%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		251	251,309
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		90	89,832
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 4.75%, 9/17/20		240	238,399
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		130	125,125
Term B-3 Loan, 7.75%, 5/15/18		121	118,162
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		783	778,910
Quintiles Transnational Corp., Term B-2 Loan, 4.00%, 6/08/18		318	318,360
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		173	172,985
Series D2 Term Loan B, 3.75%, 2/13/19		162	161,796
Series E Tranche B Term Loan, 4.50%, 8/05/20		551	553,515
Warner Chilcott Corp.:
Additional Term B-1 Loan, 5.50%, 3/15/18		44	43,774
Term B-1 Loan, 5.50%, 3/15/18		101	100,552
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 5.50%, 3/15/18		79	79,237

			3,031,956
Professional Services — 0.8%
Crossmark Holdings, Inc., Term Loan (First Lien), 4.50%, 12/20/19		65	63,706
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		424	421,678
On Assignment, Inc., Initial Term B Loan, 3.50%, 5/15/20		115	114,252
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/08/19		351	352,181
TriNet HR Corp., Tranche B-2 Term Loan, 5.00%, 8/20/20		180	177,075

			1,128,892
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		434	434,212

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Real Estate Management & Development — 0.9%
Realogy Corp.:
Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16	USD	19	$18,787
Initial Term B Loan, 4.50%, 3/05/20		1,184	1,189,970

			1,208,757
Road & Rail — 0.2%
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		149	150,743
Transtar Holding Co., Term Loan (First Lien), 5.50%, 10/09/18		114	114,229

			264,972
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 5.00%, 2/28/20		557	558,888
Tranche B5 Term Loan, 5.00%, 1/15/21		115	115,036
NXP BV, Tranche C Loan, 4.75%, 1/10/20		119	120,083

			794,007
Software — 2.9%
Activision Blizzard, Inc., Term B Loan, 2.50%, 7/26/20		600	598,998
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		260	259,870
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		55	54,337
First Data Corp.:
2017 New Dollar Term Loan, 4.18%, 3/24/17		170	168,229
2018B New Term Loan, 4.18%, 9/24/18		280	276,990
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-2 Term Loan, 5.25%, 4/05/18		494	495,918
Tranche B-3 Term Loan, 2.75%, 6/03/20		199	197,418
Sabre, Inc.:
Term B Loan, 5.25%, 2/19/19		213	213,172
Term Loan B2, 3.50%, 2/19/19		115	114,281
Sophia LP, Term B Loan, 4.50%, 7/19/18		257	257,485
SS&C Technologies Holdings Europe S.à r.l., 2013 Replacement Term B-2 Loan, 3.50%, 6/07/19		22	21,757
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., 2013 Replacement Term B-1 Loan, 3.50%, 6/07/19		210	210,316
Stoneriver Group LP:
Initial Term Loan (First Lien), 4.50%, 11/30/19		289	287,105
Initial Term Loan (Second Lien), 8.50%, 5/30/20		105	106,313
SunGard Data Systems, Inc. (Solar Capital Corp.):
Tranche D Term Loan, 4.50%, 1/31/20		89	90,216
Tranche E Term Loan, 4.00%, 3/08/20		114	114,616
Websense, Inc.:
Loan (Second Lien), 8.25%, 12/24/20		160	159,400
Term Loan (First Lien), 4.50%, 6/25/20		185	184,307

			3,810,728
Specialty Retail — 2.7%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		296	296,811
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		179	175,199
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		233	233,335
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		29	27,565
Harbor Freight Tools USA, Inc., Initial Loan, 4.75%, 7/26/19		348	350,155

Floating Rate Loan Interests (b)	Par (000)		Value
Specialty Retail (concluded)
J. Crew Group, Inc., Term B-1 Loan, 4.00%, 3/07/18	USD	218	$217,373
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		173	172,562
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		499	498,127
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18		247	246,736
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19		754	751,155
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		323	322,110
Toys ‘R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18		72	67,485
The Yankee Candle Co., Inc., Initial Term Loan, 6.25%, 4/02/19		184	183,439

			3,542,052
Textiles, Apparel & Luxury Goods — 0.2%
Burlington Coat Factory Warehouse Corp., Term B-2 Loan, 4.25%, 2/23/17		138	138,460
True Religion Apparel, Inc., Initial Term Loan (First Lien), 5.88%, 7/30/19		70	65,858

			204,318
Thrifts & Mortgage Finance — 0.1%
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		104	105,564
Trading Companies & Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		555	550,283
Transportation Infrastructure — 0.1%
Road Infrastructure Investment LLC, Term Loan (First Lien), 6.25%, 3/30/18		75	75,375
Wireless Telecommunication Services — 0.2%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		84	84,157
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		175	173,641

			257,798
Total Floating Rate Loan Interests — 65.3%			86,810,322

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 4.56%, 3/25/37 (b)		16	16,190
Total Long-Term Investments (Cost — $ 128,263,341) — 96.7%			128,562,254

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)		13,349,303	13,349,303
Total Short-Term Securities (Cost — $ 13,349,303) — 10.0%			13,349,303
Total Investments (Cost — $ 141,612,644) — 106.7%			141,911,557
Liabilities in Excess of Other Assets — (6.7)%			(8,924,994)

Net Assets — 100.0%			$132,986,563

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,192,327	8,156,976	13,349,303	$8,366	$20

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63%)	9/03/13	Open	$307,000	$306,855

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	402,637	GBP	267,000	Deutsche Bank AG	10/22/13	$(29,529)
USD	298,753	EUR	221,000	UBS AG	10/24/13	(245)
Total						$(29,774)

•	Over-the-counter credit default swaps — sold protection outstanding as of September 30, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Depreciation
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	85	$(32,802)	$(24,491)	$(8,311)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	47

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$481,890	$3,068,775	$3,550,665
Corporate Bonds	—	38,185,077	—	38,185,077
Floating Rate Loan Interests	—	79,699,310	7,111,012	86,810,322
Non-Agency Mortgage-Backed Securities	—	16,190	—	16,190
Short-Term Securities	$13,349,303	—	—	13,349,303
Unfunded Loan Commitments	—	2,181	—	2,181
Liabilities:
Unfunded Loan Commitments	—	(60)	—	(60)
Total	$13,349,303	$118,384,588	$10,179,787	$141,913,678

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Credit contracts	—	$(8,311)	—	(8,311)
Foreign currency exchange contracts	—	(29,774)	—	(29,774)
Total	—	$(38,085)	—	$(38,085)

[1]    Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$219,996	—	—	$219,996
Foreign currency at value	2,986	—	—	2,986
Liabilities:
Reverse repurchase agreements	—	$(306,855)	—	(306,855)
Total	$222,982	$(306,855)	—	$(83,873)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of September 30, 2012	—	$1,927,419	$1,927,419
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(921,258)	(921,258)
Accrued discounts/premiums	$2,588	7,361	9,949
Net realized gain (loss)	—	21,677	21,677
Net change in unrealized appreciation/depreciation[2]	(24,626)	19,115	(5,511)
Purchases	3,090,813	7,423,931	10,514,744
Sales	—	(1,367,233)	(1,367,233)
Closing Balance, as of September 30, 2013	$3,068,775	$7,111,012	$10,179,787

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $(7,281).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	49

Schedule of Investments September 30, 2013	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	USD	200	$207,371
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)		62	66,579
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/44 (b)		15,921	15,911,447
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		3,101	3,090,457
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		6,644	6,653,940
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (b)		21,800	21,778,200
Total Asset-Backed Securities — 5.0%			47,707,994

Corporate Bonds
Commercial Banks — 8.7%
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (b)		20,800	21,765,120
The Toronto-Dominion Bank:
2.20%, 7/29/15 (b)		25,000	25,752,500
1.63%, 9/14/16 (b)		34,825	35,504,088

			83,021,708
Oil, Gas & Consumable Fuels — 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15		579	611,906
Total Corporate Bonds — 8.8%			83,633,614

Non-Agency Mortgage-Backed Securities
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.08%, 12/10/45 (a)		59,708	6,562,675
Series 2013-CR7, Class XA, 1.76%, 3/10/46 (a)		33,848	3,136,205
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.73%, 4/15/46 (a)		39,220	3,925,750
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.81%, 5/25/36 (a)(b)		2,630	35,627
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.98%, 12/15/45 (a)(b)		62,645	7,035,293
Total Non-Agency Mortgage-Backed Securities — 2.2%			20,695,550

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		32	31,416

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 6.3%
Fannie Mae:
0.65%, 3/28/16	USD	22,400	$22,368,998
4.13%, 4/15/14		2,400	2,452,037
Federal Home Loan Bank:
1.95%, 7/24/18		15,835	15,999,747
3.63%, 10/18/13		10,750	10,767,888
Freddie Mac:
2.50%, 4/23/14		1,650	1,672,445
4.38%, 7/17/15		6,100	6,543,787
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		94	98,052
Series 1996-20J, 7.20%, 10/01/16		144	150,292
Series 1998-20J, Class 1, 5.50%, 10/01/18		315	336,150

			60,389,396
Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32		174	179,057
Commercial Mortgage-Backed Securities — 2.2%
Freddie Mac, Series K032, Class A2, 3.31%, 5/25/23 (a)		20,800	20,741,760
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae:
Series 2010-62, Class ES, 6.32%, 3/25/40 (a)		1,207	154,958
Series 2012-146, Class IA, 5.00%, 1/25/43		3,693	511,045
Series 2013-42, Class QI, 4.00%, 4/25/43		4,465	686,579
Series 2013-52, Class EI, 4.00%, 3/25/43		4,409	547,363
Series 2012-90, Class DI, 4.00%, 3/25/42		7,118	1,166,339
Freddie Mac, Series 4035, Class IP, 4.50%, 10/15/41		7,074	1,184,222

			4,250,506
Interest Only Commercial Mortgage-Backed Securities — 2.4%
Freddie Mac:
Series K023, Class X1, 1.44%, 8/25/22 (a)		158,154	14,113,072
Series K024, Class X1, 1.02%, 9/25/22 (a)		26,298	1,619,399
Series K025, Class X1, 1.03%, 10/25/22 (a)		33,131	2,084,355
Series K027, Class X1, 0.96%, 1/25/23 (a)		27,033	1,601,463
Series K712, Class X1, 1.51%, 11/25/19 (a)		30,525	2,078,123
Ginnie Mae:
Series 2005-9, Class IO, 0.40%, 1/16/45 (a)		24,364	417,677
Series 2005-50, Class IO, 0.60%, 6/16/45 (a)		12,333	250,774
Series 2006-30, Class IO, 0.34%, 5/16/46 (a)		16,075	507,828

			22,672,691

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value
Mortgage-Backed Securities — 88.6%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (a)	USD	2,009		$2,052,768
2.50%, 10/01/28-10/01/43 (c)		56,500		56,680,001
2.97%, 3/01/41 (a)		889		926,750
3.00%, 10/01/28-10/01/43 (c)		91,489		89,980,070
3.15%, 3/01/41 (a)		1,071		1,114,328
3.23%, 12/01/40 (a)		1,546		1,620,601
3.35%, 6/01/41 (a)		2,581		2,697,041
3.50%, 9/01/41 (a)		1,874		1,957,547
3.50%, 7/01/28-10/01/43 (c)		108,070		110,235,232
4.00%, 1/01/25-10/01/43 (c)		81,183		85,341,615
4.50%, 2/01/25-10/01/43 (c)		53,482		57,109,113
5.00%, 11/01/32-10/01/43 (c)		32,856		35,692,510
5.50%, 2/01/35-10/01/43 (c)		20,713		22,600,207
6.00%, 5/01/33-10/01/43 (c)		21,121		23,166,931
6.50%, 5/01/40		6,552		7,240,976
Freddie Mac Mortgage-Backed Securities:
2.92%, 6/01/42 (a)		1,508		1,554,953
3.00%, 10/01/28-10/01/43 (c)		17,469		17,364,364
3.03%, 2/01/41 (a)		1,692		1,767,840
3.50%, 10/01/28-10/01/43 (c)		17,800		18,258,250
4.00%, 10/01/28-10/01/43 (c)		33,900		35,468,275
4.50%, 10/01/41-10/01/43 (c)		28,488		30,314,249
5.00%, 7/01/35-10/01/43 (c)		16,063		17,346,211
5.50%, 10/01/43 (c)		7,400		8,017,438
13.00%, 4/01/14		—	(d)	92
Ginnie Mae Mortgage-Backed Securities:
2.75%, 7/15/42-9/15/42		317		295,654
2.89%, 11/15/41		101		94,016
2.90%, 12/15/41-3/15/42		3,056		2,848,148
3.00%, 5/15/42-4/15/43		12,041		11,891,008
3.25%, 9/15/42		1,395		1,377,208
3.45%, 8/15/42-11/15/42		18,890		18,697,903
3.50%, 2/15/42-10/15/43 (c)		39,288		40,488,806
3.75%, 9/15/42		1,893		1,949,869
3.99%, 2/15/41-4/15/41		491		505,780
4.00%, 11/20/40-10/15/43 (c)		30,321		32,117,703
4.25%, 6/15/41-9/15/41		1,921		2,040,976
4.50%, 5/20/41-10/15/43 (c)		74,509		80,523,101
4.75%, 11/15/33-12/15/33		1,533		1,625,608
5.00%, 12/15/38-10/15/43 (c)		19,359		21,115,092
7.00%, 6/15/23-3/15/24		—	(d)	332

				844,078,566
Total U.S. Government Sponsored Agency Securities — 99.9%				952,311,976

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.50%, 11/15/24		5,400		7,886,533
6.63%, 2/15/27		6,500		9,107,111
4.75%, 2/15/37		8,900		10,635,500
4.63%, 2/15/40		22,000		25,874,068
2.75%, 11/15/42		3,818		3,159,991
3.63%, 8/15/43		28,396		28,067,685
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/23		25,224		25,094,431
U.S. Treasury Notes:
1.25%, 2/15/14		82,600		82,967,818
0.38%, 8/31/15 (e)		20,743		20,767,311
0.25%, 5/15/16 (e)		29,307		29,114,687
0.88%, 9/15/16 (e)		101,360		102,104,388
0.50%, 7/31/17		5		4,906

U.S. Treasury Obligations	Par (000)		Value
1.50%, 8/31/18 (e)	USD	42,595	$42,877,873
1.38%, 9/30/18-1/31/20 (e)		71,133	70,296,635
2.13%, 8/31/20		4,350	4,388,402
3.63%, 2/15/21 (e)		45,100	49,902,428
2.00%, 2/15/22		5,200	5,054,967
1.63%, 11/15/22		3,150	2,916,456
2.50%, 8/15/23 (e)		4,802	4,753,231
Total U.S. Treasury Obligations — 55.1%			524,974,421
Total Long-Term Investments (Cost — $1,637,689,141) — 171.0%			1,629,354,971

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		7,144,539	7,144,539
Total Short-Term Securities (Cost — $7,144,539) — 0.7%			7,144,539

Options Purchased
(Cost — $2,815,771) — 0.2%			1,582,561
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,647,649,451) — 171.9%			1,638,082,071

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/28-10/01/43	USD	5,900	(5,795,376)
3.00%, 10/01/28-10/01/43		500	(500,125)
3.50%, 10/01/28-10/01/43		57,700	(58,740,518)
4.00%, 10/01/28-10/01/43		39,200	(41,208,561)
4.50%, 10/01/43		42,700	(45,602,268)
5.00%, 10/01/43		28,500	(30,904,688)
5.50%, 10/01/43		5,000	(5,450,000)
6.00%, 10/01/43		5,000	(5,468,750)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/43		10,500	(10,974,140)
4.50%, 10/01/43		7,500	(7,982,812)
5.00%, 10/01/43		3,400	(3,664,961)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/43		12,000	(11,829,374)
3.50%, 10/15/43		38,600	(39,714,455)
4.50%, 10/15/43		53,500	(57,595,594)
5.00%, 10/15/43		400	(435,437)
Total TBA Sale Commitments (Proceeds — $321,048,605) — (34.2)%			(325,867,059)

Options Written
(Premiums Received — $2,760,218) — (0.2)%			(1,564,928)
Total Investments Net of TBA Sale Commitments and Options Written — 137.5%			1,310,650,084
Liabilities in Excess of Other Assets — (37.5)%			(357,531,839)

Net Assets — 100.0%			$953,118,245

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	51

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,005,625)	$391
Citigroup Global Markets, Inc.	$29,985,481	$1,235,024
Credit Suisse Securities (USA) LLC	$62,779,486	$1,201,709
Deutsche Bank Securities, Inc.	$(5,449,579)	$(185,604)
Goldman Sachs & Co.	$50,549,480	$1,127,136
J.P. Morgan Securities LLC	$(22,869,045)	$(1,316,041)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(638,719)	$149,616
Morgan Stanley & Co. LLC	$11,556,500	$182,586
Nomura Securities International, Inc.	$(12,437,719)	$(198,422)

(d)	Amount is less than $500.

(e)	All or a portion of securities have been pledged as collateral in connection with open reverse repurchase agreements.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	43,682,788	(36,538,249)	7,144,539	$5,040	$1,616

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.07%	5/06/13	Open	$28,595,000	$28,603,229
BNP Paribas Securities Corp.	0.08%	8/07/13	Open	19,850,000	19,852,426
Deutsche Bank Securities, Inc.	0.07%	8/20/13	Open	16,368,750	16,370,087
Credit Suisse Securities (USA) LLC	0.08%	9/17/13	Open	8,720,000	8,720,252
BNP Paribas Securities Corp.	0.10%	9/30/13	10/01/13	20,768,929	20,768,986
Credit Suisse Securities (USA) LLC	0.05%	9/30/13	10/01/13	2,327,362	2,327,366
Deutsche Bank Securities, Inc.	0.06%	9/30/13	10/01/13	95,712,500	95,712,660
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.03%)	9/30/13	10/01/13	42,914,463	42,914,427
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	9/30/13	10/01/13	42,210,000	42,210,129
Total				$277,467,004	$277,479,562

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
3,645	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	802,868,207	$1,394,140
5	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,231,687	6,916
(1)	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	(249,288)	(96)
(202)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	(24,451,469)	(389,513)
(1,053)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(133,089,328)	(1,357,235)
(62)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2013	USD	(8,269,250)	3,834
(104)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	(14,777,750)	(413,424)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	(249,187)	(69)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	(249,087)	(333)
(1)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	(248,937)	(358)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	(248,725)	(570)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	(248,450)	(508)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	(248,088)	(340)
(50)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(12,380,000)	(24,056)
(51)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	(12,596,363)	(80,342)
(50)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(12,283,750)	(21,215)
Total						$(883,169)

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	469,280	GBP	295,000	Citibank N.A.	10/22/13	$(8,207)
INR	133,352,000	USD	2,110,000	JPMorgan Chase Bank N.A.	12/18/13	(25,505)
INR	171,024,700	USD	2,695,000	Morgan Stanley Capital Services LLC	12/18/13	(21,624)
MXN	61,774,718	USD	4,745,000	Barclays Bank PLC	12/18/13	(56,158)
USD	2,375,000	JPY	234,545,975	BNP Paribas S.A.	12/18/13	(12,473)
USD	4,820,000	TRY	9,778,985	Bank of America N.A.	12/18/13	48,252
ZAR	47,781,383	USD	4,820,000	Credit Suisse International	12/18/13	(117,782)
Total						$(193,497)

•	Over-the-counter options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.24	10/01/13	EUR	14,500	$2

•	Over-the-counter interest rate swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	75,000	$419,310
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	150,000	849,060
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	7,000	314,189
Total									$1,582,559

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	53

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.55%	Pay	3-month LIBOR	11/19/13	USD	20,700	$(82,939)
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	500	(746)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.85%	Receive	3-month LIBOR	11/19/13	USD	20,700	(51,013)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	500	(5,386)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	75,000	(245,213)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	150,000	(490,425)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	75,000	(151,125)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	150,000	(302,250)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	14,000	(235,831)
Total									$(1,564,928)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.57%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	142,000	$(573,127)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	150,000	(189,119)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	90,000	(114,816)
0.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/02/15	USD	256,820	(436,772)
0.53%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/20/15	USD	300,000	587,340
0.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/20/15	USD	316,300	(634,362)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/23/15	USD	242,955	(125,335)
1.17%[1]	3-month LIBOR	Chicago Mercantile	3/02/15[3]	3/02/16	USD	24,365	(70,900)
1.24%[1]	3-month LIBOR	Chicago Mercantile	3/03/15[3]	3/03/16	USD	97,470	(355,765)
1.28%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/20/18	USD	2,800	9,859
1.54%[2]	3-month LIBOR	Chicago Mercantile	N/A	10/02/18	USD	1,000	(287)
3.94%[2]	3-month LIBOR	Chicago Mercantile	8/29/18[3]	8/29/19	USD	24,365	59,122
4.02%[2]	3-month LIBOR	Chicago Mercantile	9/04/18[3]	9/04/19	USD	97,470	301,377
2.46%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/06/20	USD	23,300	495,325
3.02%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/18/23	USD	18,400	(433,589)
3.76%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/06/43	USD	18,000	331,257
3.91%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/12/43	USD	14,000	636,597
3.83%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/16/43	USD	9,100	(277,056)
3.80%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/18/43	USD	9,100	215,296
Total							$(574,955)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Over-the-counter interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.41%[1]	3-month LIBOR	Deutsche Bank AG	N/A	3/22/15	USD	14,000	$(9,811)	—	$(9,811)
1.94%[2]	3-month LIBOR	Citibank N.A.	N/A	4/08/23	USD	1,900	(107,060)	—	(107,060)
2.82%[1]	3-month LIBOR	Credit Suisse International	N/A	4/17/43	USD	9,300	1,327,478	—	1,327,478
2.81%[1]	3-month LIBOR	Citibank N.A.	N/A	4/25/43	USD	2,300	336,560	—	336,560
2.77%[1]	3-month LIBOR	Bank of America N.A.	N/A	5/03/43	USD	9,400	1,446,595	—	1,446,595
3.07%[1]	3-month LIBOR	Citibank N.A.	N/A	5/17/43	USD	15,800	1,542,875	—	1,542,875
Total							$4,536,637	—	$4,536,637

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	5,711	$69,513	$(67,239)	$136,752
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	8,808	107,211	(100,953)	208,164
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	8,325	101,325	(74,784)	176,109
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	2,876	(27,384)	(7,643)	(19,741)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	2,540	(60,210)	(42,323)	(17,887)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/42	USD	1,253	25,982	1,762	24,220
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/42	USD	2,565	53,201	2,605	50,596
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/42	USD	1,491	(30,931)	3,029	(33,960)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/42	USD	1,193	24,745	(39,802)	64,547
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	1,953	2,909	3,904	(995)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/43	USD	1,209	1,801	4,565	(2,764)
Total						$268,162	$(316,879)	$585,041

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$25,929,794	$21,778,200	$47,707,994
Corporate Bonds	—	83,633,614	—	83,633,614
Non-Agency Mortgage-Backed Securities	—	20,695,550	—	20,695,550
Project Loans	—	—	31,416	31,416
U.S. Government Sponsored Agency Securities	—	931,570,216	20,741,760	952,311,976
U.S. Treasury Obligations	—	524,974,421	—	524,974,421
Short-Term Securities	$7,144,539	—	—	7,144,539
Options Purchased:
Foreign Currency Exchange Contracts	—	2	—	2
Interest Rate Contracts	—	1,582,559	—	1,582,559
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(325,867,059)	—	(325,867,059)
Total	$7,144,539	$1,262,519,097	$42,551,376	$1,312,215,012

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$48,252	—	$48,252
Interest rate contracts	$1,404,890	7,950,069	—	9,354,959
Liabilities:
Foreign currency exchange contracts	—	(241,749)	—	(241,749)
Interest rate contracts	(2,288,059)	(4,968,274)	—	(7,256,333)
Total	$(883,169)	$2,788,298	—	$1,905,129

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,385,956	—	—	$3,385,956
Cash pledged for financial futures contracts	924,000	—	—	924,000
Cash pledged as collateral for reverse repurchase agreements	1,087,000	—	—	1,087,000
Cash pledged as collateral for over-the-counter derivatives	100,000	—	—	100,000
Cash pledged for centrally cleared swaps	2,570,000	—	—	2,570,000
Liabilities:
Reverse repurchase agreements	—	$(277,479,562)	—	(277,479,562)
Bank overdraft	—	(240,156)	—	(240,156)
Cash received as collateral for over-the-counter derivatives	—	(2,211,000)	—	(2,211,000)
Total	$8,066,956	$(279,930,718)	—	$(271,863,762)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2012.	—	$82,310	—	$82,310
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$52	(21)	$777	808
Net realized gain (loss)	—	(924)	—	(924)
Net change in unrealized appreciation/depreciation[2]	(21,161)	1,876	489,271	469,986
Purchases	21,799,309	—	20,251,712	42,051,021
Sales	—	(51,825)	—	(51,825)

Closing Balance, as of September 30, 2013	$21,778,200	$31,416	$20,741,760	$42,551,376

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $469,986.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	57

Statements of Assets and Liabilities

September 30, 2013	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$1,708,649,026	$4,141,520,091	$148,212,828	$128,562,254	$1,630,937,532
Investments at value — affiliated[2]	157,515,127	49,738,922	7,978,643	13,349,303	7,144,539
Cash	1,461,190	—	20,089	219,996	—
Cash pledged for financial futures contracts	306,000	1,585,000	2,057,000	—	924,000
Cash pledged as collateral for reverse repurchase agreements	—	—	—	—	1,087,000
Cash pledged as collateral for over-the-counter derivatives	—	1,438,000	—	—	100,000
Cash pledged for centrally cleared swaps	4,230,000	4,810,000	90,000	—	2,570,000
Foreign currency at value[3]	—	2,098	639	2,986	3,385,956
Variation margin receivable on futures	132,908	524,606	22,406	—	284,807
Investments sold receivable	9,821,738	—	2,957,612	2,144,197	19,018,383
TBA sale commitments receivable	474,422,516	—	—	—	321,048,605
Swap premiums paid	169,907	492,673	63,739	—	15,865
Swap receivable	14,623	10,625	187	—	22,535
Unrealized appreciation on foreign currency exchange contracts	—	2,126,312	5,040	—	48,252
Unrealized appreciation on over-the-counter swaps	9,723,234	4,623,147	92,611	—	5,313,896
Unrealized appreciation on unfunded loan commitments	—	—	—	2,181	—
Capital shares sold receivable	1,745,420	8,278,958	20,555	367,832	2,782,385
Interest receivable	4,568,291	12,089,215	1,414,651	1,010,527	4,068,217
Receivable from Manager	56,625	480,422	2,644	5,605	59,147
Principal paydown receivable	—	—	—	—	39,745
Dividends receivable — affiliated	3,339	1,111	235	367	435
Prepaid expenses	50,262	84,438	9,828	40,790	54,143
Other assets	174,043	5,699	64,417	—	664,267

Total assets	2,373,044,249	4,227,811,317	163,013,124	145,706,038	1,999,569,709

Liabilities
Bank overdraft	—	625,024	—	—	240,156
Options written at value[4]	6,443,339	7,482,541	587,615	—	1,564,928
TBA sale commitments at value[5]	480,394,021	—	—	—	325,867,059
Reverse repurchase agreements	236,519,921	676,552,887	8,020,172	306,855	277,479,562
Cash received as collateral for over-the-counter derivatives	5,500,000	11,500,000	100,000	—	2,211,000
Variation margin payable on centrally cleared swaps	130,163	192,725	7,146	—	307,482
Variation margin payable on futures	66,712	44,682	6,781	—	94,822
Investments purchased payable	659,107,350	20,420	5,348,013	11,664,093	433,768,738
Swap premiums received	327,981	1,014,650	96,400	24,491	332,744
Unrealized depreciation on foreign currency exchange contracts	—	2,953,917	12,050	29,774	241,749
Unrealized depreciation on over-the-counter swaps	633,417	1,998,166	82,941	8,311	192,218
Unrealized depreciation on unfunded loan commitments	—	—	—	60	—
Interest expense payable	—	—	—	—	4,659
Income dividends payable	1,262,166	163,877	55,674	89,791	909,470
Capital shares redeemed payable	3,492,142	12,989,938	51,210	331,834	1,870,447
Investment advisory fees payable	314,645	641,801	7,227	50,163	328,017
Service and distribution fees payable	234,755	691,825	3,905	31,976	262,078
Other affiliates payable	86,610	177,532	18,338	5,381	64,119
Officer’s and Trustees’ fees payable	8,199	19,285	4,681	4,100	10,330
Other accrued expenses payable	643,068	2,509,899	116,426	172,646	701,886

Total liabilities	1,395,164,489	719,579,169	14,518,579	12,719,475	1,046,451,464

Net Assets	$977,879,760	$3,508,232,148	$148,494,545	$132,986,563	$953,118,245

Net Assets Consist of
Paid-in capital	$1,024,339,870	$3,355,028,719	$146,125,255	$132,354,242	$1,003,839,513
Undistributed (distributions in excess of) net investment income	(1,122,975)	10,771,845	196,236	74,965	4,666,222
Accumulated net realized gain (loss)	(60,275,508)	42,098,257	379,949	294,360	(46,355,194)
Net unrealized appreciation/depreciation	14,938,373	100,333,327	1,793,105	262,996	(9,032,296)

Net Assets	$977,879,760	$3,508,232,148	$148,494,545	$132,986,563	$953,118,245

[1] Investments at cost — unaffiliated	$1,697,252,885	$4,043,784,342	$146,337,068	$128,263,341	$1,640,504,912
[2] Investments at cost — affiliated	$157,515,127	$49,738,922	$7,978,643	$13,349,303	$7,144,539
[3] Foreign currency at cost	—	$2,161	$620	$3,077	$3,361,094
[4] Premiums received	$6,868,045	$8,378,932	$638,440	—	$2,760,218
[5] Proceeds from TBA sale commitments	$474,422,516	—	—	—	$321,048,605

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
BlackRock
Net assets	$3,113,967	$446,214,211	$66,535,159	—	—

Shares outstanding[6]	321,249	40,480,666	6,558,597	—	—

Net asset value	$9.69	$11.02	$10.14	—	—

Institutional
Net assets	$428,181,752	$1,190,916,515	$63,568,847	$25,225,309	$150,201,772

Shares outstanding[6]	44,024,452	106,068,631	6,278,806	2,449,086	14,276,761

Net asset value	$9.73	$11.23	$10.12	$10.30	$10.52

Service
Net assets	$51,353,294	$58,842,378	—	—	$3,777,240

Shares outstanding[6]	5,286,115	5,264,139	—	—	359,259

Net asset value	$9.71	$11.18	—	—	$10.51

Investor A
Net assets	$310,492,154	$1,344,079,914	$18,390,539	$90,484,360	$602,785,630

Shares outstanding[6]	31,790,386	121,387,355	1,813,710	8,788,400	57,169,338

Net asset value	$9.77	$11.07	$10.14	$10.30	$10.54

Investor B
Net assets	$2,812,114	$3,389,388	—	—	$2,210,155

Shares outstanding[6]	288,900	311,852	—	—	210,320

Net asset value	$9.73	$10.87	—	—	$10.51

Investor B1
Net assets	—	—	—	—	$4,632,109

Shares outstanding[6]	—	—	—	—	440,833

Net asset value	—	—	—	—	$10.51

Investor C
Net assets	$181,926,479	$464,789,742	—	$17,276,894	$69,749,106

Shares outstanding[6]	18,710,210	42,446,274	—	1,677,042	6,623,015

Net asset value	$9.72	$10.95	—	$10.30	$10.53

Investor C1
Net assets	—	—	—	—	$93,384,236

Shares outstanding[6]	—	—	—	—	8,870,491

Net asset value	—	—	—	—	$10.53

Class R
Net assets	—	—	—	—	$26,377,997

Shares outstanding[6]	—	—	—	—	2,502,092

Net asset value	—	—	—	—	$10.54

[6]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	59

Statements of Operations

Year Ended September 30, 2013	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest	$23,621,171	$116,706,666	$10,347,223	$4,840,752	$19,635,839
Dividends — unaffiliated	—	—	62,192	—	—
Dividends — affiliated	18,772	66,282	7,375	8,366	5,040

Total income	23,639,943	116,772,948	10,416,790	4,849,118	19,640,879

Expenses
Investment advisory	7,060,710	16,633,862	1,288,102	470,329	5,391,603
Service and distribution — class specific	3,939,061	11,427,633	55,939	296,974	3,723,325
Transfer agent — class specific	1,567,759	8,021,583	130,160	63,105	2,083,170
Administration	871,609	2,711,115	193,215	70,549	747,633
Custodian	395,747	173,630	13,411	4,753	189,661
Administration — class specific	322,409	758,133	64,435	23,314	254,167
Registration	168,497	294,956	54,950	60,402	114,026
Professional	92,190	116,809	100,801	116,600	89,507
Printing	81,119	286,547	17,195	36,575	72,550
Officer and Trustees	38,163	89,965	22,201	19,355	36,991
Miscellaneous	115,831	284,059	50,491	37,405	114,123
Recoupment of past waived fees — class specific	155	86,149	1,423	2,836	5,588

Total expenses excluding interest expense	14,653,250	40,884,441	1,992,323	1,202,197	12,822,344
Interest expense[1]	428,424	264,089	1,474	—	176,564

Total expenses	15,081,674	41,148,530	1,993,797	1,202,197	12,998,908
Less fees waived by Manager	(2,008,265)	(5,644,716)	(581,032)	(157,739)	(764,688)
Less administration fees waived	—	—	—	(1,394)	—
Less administration fees waived — class specific	(150,785)	(489,905)	(60,160)	(22,202)	(248,752)
Less transfer agent fees waived — class specific	(28,599)	(66,462)	(1,096)	(1,184)	(53,717)
Less transfer agent fees reimbursed — class specific	(488,798)	(1,975,836)	(30,903)	(48,726)	(841,029)
Less expenses reimbursed by Manager	—	—	—	(13,964)	—

Total expenses after fees waived and reimbursed	12,405,227	32,971,611	1,320,606	956,988	11,090,722

Net investment income	11,234,716	83,801,337	9,096,184	3,892,130	8,550,157

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,643,738)	24,901,302	8,472,260	426,565	(23,086,177)
Redemption-in-kind transactions	—	—	1,842,803	—	—
Securities sold short	—	—	—	—	(40)
Capital gain distributions received from affiliated investment companies	35	1,798	10	20	1,616
Options written	1,613,877	(4,156,977)	(16,012)	—	(589,395)
Financial futures contracts	1,624,862	17,778,274	(9,082,791)	—	4,690,710
Swaps	(1,122,569)	9,451,391	1,251,251	18,501	(1,097,637)
Foreign currency transactions	875	2,319,924	34,307	10,864	4,066,936

	(25,526,658)	50,295,712	2,501,828	455,950	(16,013,987)

Net change in unrealized appreciation/depreciation on:
Investments	(28,970,891)	(391,119,386)	(31,183,275)	(431,193)	(28,901,826)
Options written	6,406,285	3,627,701	(46,599)	—	875,813
Financial futures contracts	(1,151,913)	254,814	504,451	—	(907,912)
Swaps	5,518,895	(1,735,821)	(134,134)	(8,311)	11,624,280
Unfunded loan commitments	—	—	—	2,121	—
Foreign currency translations	—	1,101,043	22,983	(13,132)	(179,568)

	(18,197,624)	(387,871,649)	(30,836,574)	(450,515)	(17,489,213)

Total realized and unrealized gain (loss)	(43,724,282)	(337,575,937)	(28,334,746)	5,435	(33,503,200)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,489,566)	$(253,774,600)	$(19,238,562)	$3,897,565	$(24,953,043)

[1]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$11,234,716	$24,048,108	$83,801,337	$57,175,326
Net gain (loss)	(25,526,658)	44,782,984	50,295,712	90,326,162
Net change in unrealized appreciation/depreciation	(18,197,624)	(3,732,490)	(387,871,649)	228,680,866

Net increase (decrease) in net assets resulting from operations	(32,489,566)	65,098,602	(253,774,600)	376,182,354

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	(357,779)	(820,031)	(6,341,583)	(7,758,074)
Institutional	(20,387,932)	(20,656,400)	(23,813,457)	(28,585,360)
Service	(2,521,608)	(2,047,911)	(1,047,680)	(1,459,613)
Investor A	(13,990,267)	(13,426,203)	(23,112,283)	(28,230,422)
Investor B	(110,052)	(182,372)	(59,659)	(105,133)
Investor C	(6,996,280)	(8,170,710)	(7,395,616)	(10,292,553)
Net realized gain:
BlackRock	(275,190)	(121,449)	(7,712,338)	(1,848,397)
Institutional	(12,170,039)	(5,841,341)	(32,413,915)	(6,535,363)
Service	(1,571,469)	(564,091)	(1,453,089)	(371,577)
Investor A	(8,939,136)	(4,035,155)	(32,008,911)	(7,865,102)
Investor B	(100,503)	(81,146)	(113,183)	(37,222)
Investor C	(5,998,334)	(3,356,857)	(12,961,821)	(3,342,670)

Decrease in net assets resulting from dividends and distributions to shareholders	(73,418,589)	(59,303,666)	(148,433,535)	(96,431,486)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(406,363,345)	379,131,090	(1,455,915,680)	959,475,494

Net Assets
Total increase (decrease) in net assets	(512,271,500)	384,926,026	(1,858,123,815)	1,239,226,362
Beginning of year	1,490,151,260	1,105,225,234	5,366,355,963	4,127,129,601

End of year	$977,879,760	$1,490,151,260	$3,508,232,148	$5,366,355,963

Undistributed (distributions in excess of) net investment income, end of year	$(1,122,975)	$(2,217,915)	$10,771,845	$1,951,134

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	61

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$9,096,184	$10,101,230	$3,892,130	$1,879,708
Net realized gain	659,025	26,470,654	455,950	2,158,436
Net realized gain from redemption-in-kind transactions	1,842,803	—	—	—
Net change in unrealized appreciation/depreciation	(30,836,574)	(3,744,687)	(450,515)	378,357

Net increase (decrease) in net assets resulting from operations	(19,238,562)	32,827,197	3,897,565	4,416,501

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	(6,136,887)	(7,830,940)	—	—
Institutional	(2,084,020)	(2,281,015)	(991,182)	(780,489)
Investor A	(683,843)	(781,301)	(2,335,625)	(578,401)
Investor C	—	—	(554,083)	(349,027)
Net realized gain:
BlackRock	(15,307,321)	(6,893,127)	—	—
Institutional	(5,004,911)	(2,205,750)	(733,557)	(339,073)
Investor A	(2,097,865)	(679,108)	(788,372)	(305,355)
Investor C	—	—	(479,296)	(255,573)

Decrease in net assets resulting from dividends and distributions to shareholders	(31,314,847)	(20,671,241)	(5,882,115)	(2,607,918)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(83,025,003)	(22,971,771)	76,023,159	(33,390,912)

Redemption Fees
Redemption fees	—	—	29,470	486

Net Assets
Total increase (decrease) in net assets	(133,578,412)	(10,815,815)	74,068,079	(31,581,843)
Beginning of year	282,072,957	292,888,772	58,918,484	90,500,327

End of year	$148,494,545	$282,072,957	$132,986,563	$58,918,484

Undistributed (distributions in excess of) net investment income, end of year	$196,236	$1,395,271	$74,965	$(78,669)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$8,550,157	$13,640,579
Net gain (loss)	(16,013,987)	23,259,182
Net change in unrealized appreciation/depreciation	(17,489,213)	(656,181)

Net increase (decrease) in net assets resulting from operations	(24,953,043)	36,243,580

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	—	(3)
Institutional	(3,350,546)	(3,144,658)
Service	(81,259)	(87,851)
Investor A	(12,016,610)	(10,947,605)
Investor B	(33,627)	(46,071)
Investor B1	(121,056)	(319,613)
Investor C	(840,675)	(689,477)
Investor C1	(1,202,940)	(1,106,758)
Class R	(469,700)	(465,858)
Net realized gain:
Institutional	—	(2,786,535)
Service	—	(116,514)
Investor A	—	(11,970,783)
Investor B	—	(142,730)
Investor B1	—	(608,884)
Investor C	—	(1,762,743)
Investor C1	—	(1,988,750)
Class R	—	(623,065)

Decrease in net assets resulting from dividends and distributions to shareholders	(18,116,413)	(36,807,898)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(201,287,229)	(94,702,241)

Net Assets
Total decrease in net assets	(244,356,685)	(95,266,559)
Beginning of year	1,197,474,930	1,292,741,489

End of year	$953,118,245	$1,197,474,930

Undistributed (distributions in excess of) net investment income, end of year	$4,666,222	$(627,550)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	63

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.47	$10.44	$10.45	$10.28	$9.73	$10.49	$10.47	$10.47	$10.31	$9.75

Net investment income[1]	0.15	0.23	0.29	0.28	0.31	0.12	0.23	0.28	0.29	0.37
Net realized and unrealized gain (loss)	(0.35)	0.33	0.40	0.41	0.66	(0.30)	0.32	0.42	0.39	0.60

Net increase (decrease) from investment operations	(0.20)	0.56	0.69	0.69	0.97	(0.18)	0.55	0.70	0.68	0.97

Dividends and distributions from:[2]
Net investment income	(0.38)	(0.41)	(0.34)	(0.33)	(0.42)	(0.38)	(0.41)	(0.34)	(0.33)	(0.41)
Net realized gain	(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)	—

Total dividends and distributions	(0.58)	(0.53)	(0.70)	(0.52)	(0.42)	(0.58)	(0.53)	(0.70)	(0.52)	(0.41)

Net asset value, end of year	$9.69	$10.47	$10.44	$10.45	$10.28	$9.73	$10.49	$10.47	$10.47	$10.31

Total Investment Return[3]
Based on net asset value	(1.97)%	5.59%	6.96%	6.95%	10.09%	(1.79)%	5.45%	7.02%	6.80%	10.17%

Ratios to Average Net Assets
Total expenses	0.81%	0.74%	0.78%	0.70%	0.81%	0.84%	0.82%	0.82%	0.81%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.55%	0.54%	0.52%	0.52%	0.51%	0.58%	0.57%	0.55%	0.55%	0.48%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	0.52%	0.52%	0.52%	0.51%	0.55%	0.55%	0.55%	0.54%	0.48%

Net investment income	1.49%	2.18%	2.82%	2.85%	2.91%	1.24%	2.25%	2.71%	2.83%	3.63%

Supplemental Data
Net assets, end of year (000)	$3,114	$13,349	$5,587	$781	$40,982	$428,182	$622,556	$462,058	$557,610	$578,224

Portfolio turnover	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.48	$10.45	$10.46	$10.29	$9.73	$10.54	$10.51	$10.51	$10.34	$9.78

Net investment income[1]	0.08	0.20	0.24	0.26	0.33	0.09	0.20	0.24	0.26	0.33
Net realized and unrealized gain (loss)	(0.31)	0.32	0.41	0.39	0.61	(0.32)	0.32	0.42	0.39	0.61

Net increase (decrease) from investment operations	(0.23)	0.52	0.65	0.65	0.94	(0.23)	0.52	0.66	0.65	0.94

Dividends and distributions from:[2]
Net investment income	(0.34)	(0.37)	(0.30)	(0.29)	(0.38)	(0.34)	(0.37)	(0.30)	(0.29)	(0.38)
Net realized gain	(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)	—

Total dividends and distributions	(0.54)	(0.49)	(0.66)	(0.48)	(0.38)	(0.54)	(0.49)	(0.66)	(0.48)	(0.38)

Net asset value, end of year	$9.71	$10.48	$10.45	$10.46	$10.29	$9.77	$10.54	$10.51	$10.51	$10.34

Total Investment Return[3]
Based on net asset value	(2.23)%	5.19%	6.55%	6.53%	9.83%	(2.21)%	5.18%	6.62%	6.50%	9.74%

Ratios to Average Net Assets
Total expenses	1.17%	1.11%	1.15%	1.10%	1.07%	1.09%	1.06%	1.07%	1.06%	1.09%

Total expenses excluding recoupment of past waived fees	1.17%	1.11%	1.15%	1.10%	1.07%	1.09%	1.06%	1.07%	1.06%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	0.92%	0.90%	0.91%	0.81%	0.93%	0.91%	0.91%	0.90%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.81%	0.90%	0.90%	0.91%	0.90%	0.85%

Net investment income	0.75%	1.88%	2.37%	2.50%	3.29%	0.85%	1.90%	2.36%	2.47%	3.22%

Supplemental Data
Net assets, end of year (000)	$51,353	$79,211	$35,929	$43,281	$29,809	$310,492	$457,537	$323,201	$370,680	$312,343

Portfolio turnover	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	65

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.50	$10.47	$10.48	$10.31	$9.75	$10.49	$10.46	$10.47	$10.30	$9.74

Net investment income[1]	0.01	0.12	0.16	0.17	0.25	0.01	0.12	0.17	0.18	0.26
Net realized and unrealized gain (loss)	(0.32)	0.32	0.41	0.40	0.61	(0.32)	0.32	0.40	0.39	0.60

Net increase (decrease) from investment operations	(0.31)	0.44	0.57	0.57	0.86	(0.31)	0.44	0.57	0.57	0.86

Dividends and distributions from:[2]
Net investment income	(0.26)	(0.29)	(0.22)	(0.21)	(0.30)	(0.26)	(0.29)	(0.22)	(0.21)	(0.30)
Net realized gain	(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)	—

Total dividends and distributions	(0.46)	(0.41)	(0.58)	(0.40)	(0.30)	(0.46)	(0.41)	(0.58)	(0.40)	(0.30)

Net asset value, end of year	$9.73	$10.50	$10.47	$10.48	$10.31	$9.72	$10.49	$10.46	$10.47	$10.30

Total Investment Return[3]
Based on net asset value	(3.04)%	4.34%	5.70%	5.67%	8.91%	(2.99)%	4.39%	5.74%	5.74%	8.99%

Ratios to Average Net Assets
Total expenses	1.93%	1.88%	1.87%	1.87%	1.88%	1.86%	1.82%	1.82%	1.81%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.73%	1.71%	1.71%	1.64%	1.71%	1.67%	1.66%	1.65%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.74%	1.71%	1.71%	1.71%	1.64%	1.68%	1.66%	1.66%	1.65%	1.57%

Net investment income	0.13%	1.12%	1.55%	1.66%	2.48%	0.10%	1.16%	1.60%	1.73%	2.52%

Supplemental Data
Net assets, end of year (000)	$2,812	$5,778	$7,518	$11,961	$20,119	$181,926	$311,721	$270,931	$358,606	$365,279

Portfolio turnover	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]	1,405%[4]	741%[5]	743%[6]	847%[7]	1,435%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.00	$11.27	$11.19	$10.46	$9.84	$12.23	$11.49	$11.40	$10.66	$10.04

Net investment income[1]	0.24	0.19	0.43	0.23	0.35	0.24	0.18	0.44	0.22	0.14
Net realized and unrealized gain (loss)	(0.85)	0.80	0.44	0.74	0.39	(0.87)	0.82	0.43	0.76	0.60

Net increase (decrease) from investment operations	(0.61)	0.99	0.87	0.97	0.74	(0.63)	1.00	0.87	0.98	0.74

Dividends and distributions from:[2]
Net investment income	(0.17)	(0.21)	(0.43)	(0.21)	(0.12)	(0.17)	(0.21)	(0.42)	(0.21)	(0.12)
Net realized gain	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]

Total dividends and distributions	(0.37)	(0.26)	(0.79)	(0.24)	(0.12)	(0.37)	(0.26)	(0.78)	(0.24)	(0.12)

Net asset value, end of year	$11.02	$12.00	$11.27	$11.19	$10.46	$11.23	$12.23	$11.49	$11.40	$10.66

Total Investment Return[4]
Based on net asset value	(5.27)%	8.86%	8.21%	9.45%	7.58%	(5.35)%	8.76%	8.10%	9.30%	7.40%

Ratios to Average Net Assets
Total expenses	0.48%	0.47%	0.50%	0.52%	0.59%	0.60%	0.56%	0.60%	0.58%	0.64%

Total expenses excluding recoupment of past waived fees	0.48%	0.47%	0.50%	0.52%	0.59%	0.59%	0.55%	0.59%	0.58%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly	0.33%	0.32%	0.32%	0.32%	0.32%	0.44%	0.43%	0.43%	0.40%	0.39%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.32%	0.32%	0.31%	0.44%	0.43%	0.43%	0.40%	0.38%

Net investment income	2.09%	1.64%	3.94%	2.08%	3.43%	2.04%	1.49%	3.91%	2.00%	1.37%

Supplemental Data
Net assets, end of year (000)	$446,214	$455,027	$416,631	$339,249	$117,605	$1,190,917	$1,937,316	$1,362,286	$968,736	$380,280

Portfolio turnover	86%	120%	131%	213%	193%[5]	86%	120%	131%	213%	193%[5]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	67

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.20	$11.49	$11.40	$10.67	$10.06	$12.09	$11.39	$11.30	$10.57	$9.97

Net investment income[1]	0.21	0.15	0.41	0.19	0.21	0.21	0.13	0.39	0.18	0.17
Net realized and unrealized gain	(0.88)	0.80	0.44	0.75	0.50	(0.88)	0.81	0.45	0.76	0.53

Net increase from investment operations	(0.67)	0.95	0.85	0.94	0.71	(0.67)	0.94	0.84	0.94	0.70

Dividends and distributions from:[2]
Net investment income	(0.15)	(0.19)	(0.40)	(0.18)	(0.10)	(0.15)	(0.19)	(0.39)	(0.18)	(0.10)
Net realized gain	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]

Total dividends and distributions	(0.35)	(0.24)	(0.76)	(0.21)	(0.10)	(0.35)	(0.24)	(0.75)	(0.21)	(0.10)

Net asset value, end of year	$11.18	$12.20	$11.49	$11.40	$10.67	$11.07	$12.09	$11.39	$11.30	$10.57

Total Investment Return[4]
Based on net asset value	(5.64)%	8.38%	7.84%	8.98%	7.16%	(5.70)%	8.33%	7.83%	9.03%	7.11%

Ratios to Average Net Assets
Total expenses	0.89%	0.86%	0.85%	0.86%	0.91%	0.99%	0.95%	0.98%	0.95%	1.02%

Total expenses excluding recoupment of past waived fees	0.88%	0.86%	0.85%	0.86%	0.91%	0.99%	0.95%	0.98%	0.95%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.75%	0.73%	0.70%	0.69%	0.67%	0.76%	0.76%	0.76%	0.74%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%	0.73%	0.70%	0.68%	0.66%	0.76%	0.76%	0.76%	0.74%	0.69%

Net investment income	1.76%	1.23%	3.61%	1.72%	2.04%	1.78%	1.12%	3.50%	1.69%	1.70%

Supplemental Data
Net assets, end of year (000)	$58,842	$88,555	$84,824	$79,862	$50,524	$1,344,080	$2,089,999	$1,542,505	$1,427,762	$775,914

Portfolio turnover	86%	120%	131%	213%	193%[5]	86%	120%	131%	213%	193%[5]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.93	$11.29	$11.22	$10.52	$9.99	$12.01	$11.36	$11.29	$10.58	$10.04

Net investment income (loss)[1]	0.11	0.05	0.29	0.11	(0.20)	0.12	0.06	0.31	0.11	(0.02)
Net realized and unrealized gain (loss)	(0.85)	0.79	0.45	0.74	0.81	(0.86)	0.80	0.44	0.76	0.64

Net increase (decrease) from investment operations	(0.74)	0.84	0.74	0.85	0.61	(0.74)	0.86	0.75	0.87	0.62

Dividends and distributions from:[2]
Net investment income	(0.12)	(0.15)	(0.31)	(0.12)	(0.08)	(0.12)	(0.16)	(0.32)	(0.13)	(0.08)
Net realized gain	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]	(0.20)	(0.05)	(0.36)	(0.03)	(0.00)[3]

Total dividends and distributions	(0.32)	(0.20)	(0.67)	(0.15)	(0.08)	(0.32)	(0.21)	(0.68)	(0.16)	(0.08)

Net asset value, end of year	$10.87	$11.93	$11.29	$11.22	$10.52	$10.95	$12.01	$11.36	$11.29	$10.58

Total Investment Return[4]
Based on net asset value	(6.38)%	7.55%	6.98%	8.20%	6.08%	(6.31)%	7.62%	7.00%	8.29%	6.16%

Ratios to Average Net Assets
Total expenses	1.66%	1.63%	1.66%	1.67%	1.74%	1.59%	1.57%	1.60%	1.61%	1.70%

Total expenses after fees waived, reimbursed and paid indirectly	1.54%	1.51%	1.51%	1.50%	1.45%	1.47%	1.45%	1.45%	1.44%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.51%	1.51%	1.50%	1.44%	1.47%	1.44%	1.45%	1.44%	1.44%

Net investment income (loss)	0.99%	0.45%	2.66%	0.99%	(2.00)%	1.06%	0.50%	2.80%	0.98%	(0.15)%

Supplemental Data
Net assets, end of year (000)	$3,389	$7,301	$8,815	$11,416	$12,605	$464,790	$788,158	$712,070	$668,608	$381,278

Portfolio turnover	86%	120%	131%	213%	193%[5]	86%	120%	131%	213%	193%[5]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	69

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.21	$11.68	$11.45	$10.54	$9.06	$12.18	$11.66	$11.43	$10.54	$9.05

Net investment income[1]	0.40	0.45	0.49	0.51	0.50	0.38	0.43	0.48	0.48	0.49
Net realized and unrealized gain (loss)	(1.11)	1.05	0.71	0.96	1.50	(1.09)	1.04	0.71	0.96	1.51

Net increase (decrease) from investment operations	(0.71)	1.50	1.20	1.47	2.00	(0.71)	1.47	1.19	1.44	2.00

Dividends and distributions from:[2]
Net investment income	(0.39)	(0.44)	(0.48)	(0.52)	(0.50)	(0.38)	(0.42)	(0.47)	(0.51)	(0.49)
Net realized gain	(0.97)	(0.53)	(0.49)	(0.04)	(0.02)	(0.97)	(0.53)	(0.49)	(0.04)	(0.02)

Total dividends and distributions	(1.36)	(0.97)	(0.97)	(0.56)	(0.52)	(1.35)	(0.95)	(0.96)	(0.55)	(0.51)

Net asset value, end of year	$10.14	$12.21	$11.68	$11.45	$10.54	$10.12	$12.18	$11.66	$11.43	$10.54

Total Investment Return[3]
Based on net asset value	(6.56)%	13.61%	11.96%	14.53%	22.65%	(6.59)%	13.43%	11.86%	14.24%	22.75%

Ratios to Average Net Assets
Total expenses	0.70%	0.69%	0.70%	0.68%	0.71%	0.86%	0.83%	0.84%	0.70%	0.72%

Total expenses excluding recoupment of past waived fees	0.70%	0.69%	0.70%	0.68%	0.71%	0.86%	0.83%	0.84%	0.70%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%	0.45%	0.45%	0.45%	0.42%	0.55%	0.55%	0.55%	0.49%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.41%	0.55%	0.55%	0.55%	0.49%	0.45%

Net investment income	3.60%	3.83%	4.59%	4.86%	5.16%	3.48%	3.71%	4.51%	4.62%	5.15%

Supplemental Data
Net assets, end of year (000)	$66,535	$195,167	$227,009	$273,303	$220,731	$63,569	$61,711	$51,253	$2,329	$20,135

Portfolio turnover	119%[4]	86%[5]	104%[6]	137%[7]	166%[8]	119%[4]	86%[5]	104%[6]	137%[7]	166%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.20	$11.68	$11.45	$10.54	$9.02

Net investment income[1]	0.35	0.39	0.44	0.47	0.47
Net realized and unrealized gain (loss)	(1.10)	1.05	0.71	0.95	1.54

Net increase (decrease) from investment operations	(0.75)	1.44	1.15	1.42	2.01

Dividends and distributions from:[2]
Net investment income	(0.34)	(0.39)	(0.43)	(0.47)	(0.47)
Net realized gain	(0.97)	(0.53)	(0.49)	(0.04)	(0.02)

Total dividends and distributions	(1.31)	(0.92)	(0.92)	(0.51)	(0.49)

Net asset value, end of year	$10.14	$12.20	$11.68	$11.45	$10.54

Total Investment Return[3]
Based on net asset value	(6.89)%	13.07%	11.47%	14.05%	22.81%

Ratios to Average Net Assets
Total expenses	1.16%	1.07%	1.12%	1.09%	1.02%

Total expenses excluding recoupment of past waived fees	1.15%	1.07%	1.11%	1.09%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%	0.85%	0.90%	0.88%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	0.85%	0.90%	0.87%	0.74%

Net investment income	3.14%	3.33%	4.16%	4.42%	4.64%

Supplemental Data
Net assets, end of year (000)	$18,391	$25,195	$14,626	$14,043	$13,218

Portfolio turnover	119%[4]	86%[5]	104%[6]	137%[7]	166%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	71

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional				Investor A
				Period February 26, 2010[1] to September 30, 2010				Period February 26, 2010[1] to September 30, 2010
	Year Ended September 30,				Year Ended September 30,
	2013	2012	2011		2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.20	$10.56	$10.00	$10.53	$10.20	$10.55	$10.00

Net investment income[2]	0.48	0.38	0.43	0.16	0.43	0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.11 [3]	0.48 [3]	(0.25)	0.53	0.15 [3]	0.48 [3]	(0.24)	0.49

Net increase from investment operations	0.59	0.86	0.18	0.69	0.58	0.83	0.16	0.66

Dividends and distributions from:[4]
Net investment income	(0.47)	(0.34)	(0.39)	(0.13)	(0.45)	(0.32)	(0.36)	(0.11)
Net realized gain	(0.36)	(0.18)	(0.15)	—	(0.36)	(0.18)	(0.15)	—

Total dividends and distributions	(0.83)	(0.52)	(0.54)	(0.13)	(0.81)	(0.50)	(0.51)	(0.11)

Net asset value, end of period	$10.30	$10.54	$10.20	$10.56	$10.30	$10.53	$10.20	$10.55

Total Investment Return[5]
Based on net asset value	5.81%	8.74%	1.75%	6.91%[6]	5.63%	8.37%	1.59%	6.64%[6]

Ratios to Average Net Assets
Total expenses	1.05%	1.47%	1.13%	1.08%[7,8]	1.16%	1.76%	1.46%	1.41%[7,8]

Total expenses excluding recoupment of past waived fees	1.05%	1.47%	1.13%	1.08%[7,8]	1.15%	1.76%	1.46%	1.41%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.70%	0.85%	0.86%	0.70%[7]	0.95%	1.10%	1.11%	0.94%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	0.70%	0.70%	0.70%[7]	0.95%	0.95%	0.95%	0.94%[7]

Net investment income	4.57%	3.69%	4.13%	2.63%[7]	4.13%	3.42%	3.88%	2.72%[7]

Supplemental Data
Net assets, end of period (000)	$25,225	$21,879	$58,353	$78,510	$90,484	$22,199	$17,579	$17,908

Portfolio turnover	156%	507%[9]	589%[10]	349%[11]	156%	507%[9]	589%[10]	349%[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 316%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,086%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 748%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 373%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,235%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 895%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 236%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 511%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 360%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
				Period February 26, 2010[1] to September 30, 2010
	Year Ended September 30,
	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.20	$10.56	$10.00

Net investment income[2]	0.37	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.12 [3]	0.49 [3]	(0.25)	0.51

Net increase from investment operations	0.49	0.76	0.07	0.63

Dividends and distributions from:[4]
Net investment income	(0.37)	(0.24)	(0.28)	(0.07)
Net realized gain	(0.36)	(0.18)	(0.15)	—

Total dividends and distributions	(0.73)	(0.42)	(0.43)	(0.07)

Net asset value, end of period	$10.30	$10.54	$10.20	$10.56

Total Investment Return[5]
Based on net asset value	4.75%	7.67%	0.73%	6.29%[6]

Ratios to Average Net Assets
Total expenses	2.03%	2.51%	2.21%	2.14%[7,8]

Total expenses, excluding recoupment of past waived fees	2.03%	2.51%	2.21%	2.14%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.70%	1.85%	1.86%	1.68%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%	1.70%	1.70%	1.68%[8]

Net investment income	3.55%	2.65%	3.11%	1.97%[8]

Supplemental Data
Net assets, end of period (000)	$17,277	$14,841	$14,567	$16,148

Portfolio turnover	156%	507%[9]	589%[10]	349%[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.

[8]	Annualized.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 316%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,086%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 748%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 373%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,235%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 895%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 236%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 511%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 360%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	73

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$10.94	$10.99	$10.61	$10.33

Net investment income[1]	0.12	0.17	0.26	0.33	0.34
Net realized and unrealized gain (loss)	(0.32)	0.19	0.18	0.51	0.39

Net increase (decrease) from investment operations	(0.20)	0.36	0.44	0.84	0.73

Dividends and distributions from:[2]
Net investment income	(0.22)	(0.19)	(0.29)	(0.39)	(0.39)
Net realized gain	—	(0.17)	(0.20)	(0.07)	(0.06)

Total dividends and distributions	(0.22)	(0.36)	(0.49)	(0.46)	(0.45)

Net asset value, end of year	$10.52	$10.94	$10.94	$10.99	$10.61

Total Investment Return[3]
Based on net asset value	(1.84)%	3.51%	4.09%	8.19%	7.15%

Ratios to Average Net Assets
Total expenses	0.84%	0.83%	0.90%	0.91%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%	0.62%	0.62%	0.67%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.60%

Net investment income	1.14%	1.54%	2.47%	3.15%	3.30%

Supplemental Data
Net assets, end of year (000)	$150,202	$171,180	$178,609	$182,794	$180,032

Portfolio turnover	1,532%[4]	790%[5]	794%[6]	974%[7]	646%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$10.93	$10.98	$10.61	$10.32	$10.97	$10.96	$11.01	$10.64	$10.35

Net investment income[1]	0.10	0.14	0.23	0.31	0.31	0.10	0.13	0.22	0.29	0.30
Net realized and unrealized gain (loss)	(0.32)	0.20	0.18	0.49	0.40	(0.34)	0.21	0.18	0.50	0.39

Net increase (decrease) from investment operations	(0.22)	0.34	0.41	0.80	0.71	(0.24)	0.34	0.40	0.79	0.69

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.17)	(0.26)	(0.36)	(0.36)	(0.19)	(0.16)	(0.25)	(0.35)	(0.34)
Net realized gain	—	(0.17)	(0.20)	(0.07)	(0.06)	—	(0.17)	(0.20)	(0.07)	(0.06)

Total dividends and distributions	(0.20)	(0.34)	(0.46)	(0.43)	(0.42)	(0.19)	(0.33)	(0.45)	(0.42)	(0.40)

Net asset value, end of year	$10.51	$10.93	$10.93	$10.98	$10.61	$10.54	$10.97	$10.96	$11.01	$10.64

Total Investment Return[3]
Based on net asset value	(2.03)%	3.22%	3.91%	7.77%	6.94%	(2.20)%	3.15%	3.79%	7.64%	6.80%

Ratios to Average Net Assets
Total expenses	1.12%	1.07%	1.16%	1.18%	1.00%	1.07%	1.05%	1.08%	1.12%	1.07%

Total expenses excluding recoupment of past waived fees	1.12%	1.07%	1.15%	1.18%	1.00%	1.07%	1.05%	1.08%	1.12%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.81%	0.89%	0.97%	0.91%	0.92%	0.96%	0.96%	1.06%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.81%	0.89%	0.92%	0.90%	0.90%	0.96%	0.95%	1.02%	1.01%

Net investment income	0.96%	1.34%	2.13%	2.88%	2.96%	0.89%	1.20%	1.99%	2.74%	2.84%

Supplemental Data
Net assets, end of year (000)	$3,777	$5,021	$7,369	$4,030	$3,141	$602,786	$742,413	$767,193	$267,436	$267,495

Portfolio turnover	1,532%[4]	790%[5]	794%[6]	974%[7]	646%[8]	1,532%[4]	790%[5]	794%[6]	974%[7]	646%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	75

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
	2013	2012	2011	2010	2009	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.93	$10.93	$10.98	$10.61	$10.33	$10.93	$10.93	$10.64

Net investment income[2]	0.02	0.03	0.13	0.19	0.22	0.06	0.08	0.03
Net realized and unrealized gain (loss)	(0.34)	0.20	0.17	0.52	0.38	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	(0.32)	0.23	0.30	0.71	0.60	(0.29)	0.28	0.32

Dividends and distributions from:[3]
Net investment income	(0.10)	(0.06)	(0.15)	(0.27)	(0.26)	(0.13)	(0.11)	(0.03)
Net realized gain	—	(0.17)	(0.20)	(0.07)	(0.06)	—	(0.17)	—

Total dividends and distributions	(0.10)	(0.23)	(0.35)	(0.34)	(0.32)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.51	$10.93	$10.93	$10.98	$10.61	$10.51	$10.93	$10.93

Total Investment Return[4]
Based on net asset value	(2.95)%	2.19%	2.88%	6.81%	5.89%	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	2.13%	1.96%	2.01%	2.00%	1.89%	1.97%	1.78%	1.69%[6]

Total expenses excluding recoupment of past waived fees	2.12%	1.94%	1.93%	1.96%	1.87%	1.96%	1.76%	1.69%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.85%	1.88%	1.93%	1.83%	1.47%	1.45%	1.45%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%	1.85%	1.88%	1.88%	1.82%	1.45%	1.45%	1.45%[6]

Net investment income	0.16%	0.31%	1.21%	1.80%	2.10%	0.53%	0.70%	1.19%[6]

Supplemental Data
Net assets, end of period (000)	$2,210	$5,388	$10,306	$9,864	$18,660	$4,632	$17,793	$48,148

Portfolio turnover	1,532%[7]	790%[8]	794%[9]	974%[10]	646%[11]	1,532%[7]	790%[8]	794%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.95	$10.95	$11.00	$10.62	$10.33

Net investment income[1]	0.01	0.04	0.13	0.21	0.22
Net realized and unrealized gain (loss)	(0.33)	0.20	0.18	0.51	0.40

Net increase (decrease) from investment operations	(0.32)	0.24	0.31	0.72	0.62

Dividends and distributions from:[2]
Net investment income	(0.10)	(0.07)	(0.16)	(0.27)	(0.27)
Net realized gain	—	(0.17)	(0.20)	(0.07)	(0.06)

Total dividends and distributions	(0.10)	(0.24)	(0.36)	(0.34)	(0.33)

Net asset value, end of year	$10.53	$10.95	$10.95	$11.00	$10.62

Total Investment Return[3]
Based on net asset value	(2.91)%	2.23%	2.88%	6.90%	6.03%

Ratios to Average Net Assets
Total expenses	1.89%	1.87%	1.89%	1.92%	1.82%

Total expenses excluding recoupment of past waived fees	1.89%	1.87%	1.89%	1.90%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%	1.78%	1.76%	1.87%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.78%	1.76%	1.82%	1.75%

Net investment income	0.09%	0.38%	1.25%	1.96%	2.12%

Supplemental Data
Net assets, end of year (000)	$69,749	$101,144	$110,260	$58,567	$58,247

Portfolio turnover	1,532%[4]	790%[5]	794%[6]	974%[7]	646%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	77

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1			Class R
	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
	2013	2012		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.95	$10.66	$10.96	$10.97	$10.67

Net investment income[2]	0.03	0.07	0.02	0.06	0.10	0.03
Net realized and unrealized gain (loss)	(0.33)	0.20	0.30	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	(0.30)	0.27	0.32	(0.26)	0.29	0.34

Dividends and distributions from:[3]
Net investment income	(0.12)	(0.10)	(0.03)	(0.16)	(0.13)	(0.04)
Net realized gain	—	(0.17)	—	—	(0.17)	—

Total dividends and distributions	(0.12)	(0.27)	(0.03)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.53	$10.95	$10.95	$10.54	$10.96	$10.97

Total Investment Return[4]
Based on net asset value	(2.73)%	2.49%	2.96%[5]	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.75%	1.77%	1.75%[6]	1.42%	1.41%	1.51%[6]

Total expenses excluding recoupment of past waived fees	1.75%	1.76%	1.75%[6]	1.41%	1.38%	1.51%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	1.53%	1.53%[6]	1.23%	1.21%	1.21%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	1.53%[6]	1.21%	1.21%	1.21%[6]

Net investment income	0.26%[6]	0.63%	1.09%[6]	0.58%	0.95%	1.41%[6]

Supplemental Data
Net assets, end of period (000)	$93,384	$118,369	$130,322	$26,378	$36,167	$40,523

Portfolio turnover	1,532%[7]	790%[8]	794%[9]	1,532%[7]	790%[8]	794%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Investment Grade Bond Portfolio (formerly known as BlackRock Long Duration Bond Portfolio) (“Investment Grade Bond”), BlackRock Secured Credit Portfolio (“Secured Credit”), and BlackRock U.S. Government Bond Portfolio (“U.S. Government Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CSDC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued

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by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statements of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income

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Notes to Financial Statements (continued)

and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: Investment Grade Bond transferred securities and cash to shareholders in connection with redemption-in-kind transactions. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations. For the year ended September 30, 2013, Investment Grade Bond had a redemption-in-kind in the amount of $56,930,302.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns, with the exception of Secured Credit, remains open for the four years ended September 30, 2013. Secured Credit’s US federal tax returns remain open for the period ended September 30, 2010, and the three years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of

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the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

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When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2013 Secured Credit had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interests	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation (Depreciation)
Media General, Inc.	$188,132	$190,313	$2,181
Power Buyer LLC	$5,309	$5,249	$(60)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

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For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (“MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds may purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an

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Notes to Financial Statements (continued)

imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	85

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward Swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate and inflation rate caps and floors — Inflation Protected Bond enters into interest rate and inflation rates caps and floors to gain or reduce exposure to interest rates and/or inflation rates by economically hedging the value of the fixed rate bond which may decrease when interest rates (interest rate risk) and inflation rates (inflation rates) rise. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate floor would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the floor was entered into.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of September 30, 2013
	Derivative Assets
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on over-the-counter swaps; Swap premiums paid; Investments at value — unaffiliated[2]	$15,802,121	$19,020,156	$869,359	—	$10,953,383
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	—	2,389,591	5,040	—	48,254
Credit contracts	Unrealized appreciation on over-the-counter swaps; Swap premiums paid	—	—	156,350	—	—
Equity contracts	Investments at value — unaffiliated[2]	—	—	217,875	—	—
Other contracts	Unrealized appreciation on over-the-counter swaps; Swap premiums paid	—	5,115,820	—	—	—
Total		$15,802,121	$26,525,567	$1,248,624	—	$11,001,637

	Derivative Liabilities
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] Unrealized depreciation on over-the-counter swaps; Swap premiums received; Options written at value	$10,336,316	$16,102,585	$978,431	—	$7,589,077
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	—	3,639,395	12,050	$29,774	241,749
Credit contracts	Unrealized depreciation on over-the-counter swaps; Swap premiums received	—	—	175,403	32,802	—
Other contracts	Unrealized depreciation on over-the-counter swaps; Swap premiums received	—	1,269,556	—	—	—
Total		$10,336,316	$21,011,536	$1,165,884	$62,576	$7,830,826

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	87

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2013
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$1,624,862	$17,778,274	$(9,082,791)	—	$4,885,699
Swaps	(1,122,569)	8,212,550	1,118,398	—	(807,983)
Options[1]	2,026,407	(1,538,327)	292,675	—	(559,060)
Foreign currency exchange contracts:
Foreign currency transactions	—	2,121,591	1,304	$(36,496)	4,093,609
Financial futures contracts	—	—	—	—	(194,989)
Swaps	—	—	—	—	(14,608)
Options[1]	—	2,067,529	—	—	939,429
Credit contracts:
Swaps	—	—	132,853	18,501	—
Options[1]	—	—	(46,605)	—	—
Other contracts:
Swaps	—	1,238,841	—	—	(275,046)

Total	$2,528,700	$29,880,458	$(7,584,166)	$(17,995)	$8,067,051

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(1,151,913)	$254,814	$504,451	—	$(948,526)
Swaps	5,518,895	(5,277,781)	(133,305)	—	11,403,391
Options[1]	6,438,303	5,152,661	51,963	—	1,553,355
Foreign currency exchange contracts:
Financial futures contracts	—	—	—	—	40,614
Foreign currency translations	—	1,106,358	23,374	$(12,909)	(204,361)
Options[1]	—	(353,549)	—	—	(283,186)
Credit contracts:
Swaps	—	—	(829)	(8,311)	—
Equity contracts:
Options[1]	—	—	62,250	—	—
Other contracts:
Swaps	—	3,541,960	—	—	220,889

Total	$10,805,285	$4,424,463	$507,904	$(21,220)	$11,782,176

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	1,754	5,079	578	—	2,002
Average number of contracts sold	1,435	2,706	486	—	1,564
Average notional value of contracts purchased	$370,555,403	$798,532,103	$90,221,929	—	$430,102,116
Average notional value of contracts sold	$236,954,808	$438,348,895	$64,641,511	—	$246,402,688
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	—	12	3	2	7
Average number of contracts - US dollars sold	—	7	1	—	5
Average US dollar amounts purchased	—	$373,103,893	$2,361,915	$568,356	$51,339,354
Average US dollar amounts sold	—	$152,063,724	$747,164	—	$28,793,997
Options:
Average number of option contracts purchased	205	2,373	123	—	175
Average number of option contracts written	409	4,953	—	—	349
Average notional value of option contracts purchased	$50,552,400	$511,244,943	$5,233,250	—	$61,793,943
Average notional value of option contracts written	$101,360,425	$1,048,124,737	—	—	$92,618,100
Average number of swaption contracts purchased	6	5	6	—	4
Average number of swaption contracts written	12	12	2	—	10
Average notional value of swaption contracts purchased	$217,262,500	$377,636,729	$27,031,375	—	$150,550,000
Average notional value of swaption contracts written	$402,700,000	$854,111,729	$14,700,000	—	$239,800,000
Credit default swaps:
Average number of contracts - buy protection	—	—	9	—	—
Average number of contracts - sell protection	—	—	5	1	—
Average notional value - buy protection	—	—	$6,615,500	—	—
Average notional value - sell protection	—	—	$13,948,750	$63,750	—
Interest rate swaps:
Average number of contracts - pays fixed rate	8	8	6	—	13
Average number of contracts - receives fixed rate	5	4	1	—	6
Average notional value - pays fixed rate	$546,902,500	$449,050,000	$19,452,500	—	$663,737,500
Average notional value - receives fixed rate	$202,525,000	$185,500,000	$1,475,000	—	$200,708,750
Total return swaps:
Average number of contracts	6	3	—	—	9
Average notional value	$27,543,250	$83,412,500	—	—	$33,535,750
Inflation indexed caps:
Average number of contracts	—	3	—	—	—
Average notional value	—	$157,212,339	—	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instrument, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	89

Notes to Financial Statements (continued)

against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion - $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion - $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless approved by the Board, including a majority of the independent trustees. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2013, the amounts waived were as follows:

GNMA	$22,906
Inflation Protected Bond	$44,898
Investment Grade Bond	$4,734
Secured Credit	$7,798
U.S. Government Bond	$5,350

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and/or distribution fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Service	$185,650	$201,558	—	—	$11,382
Investor A	1,031,937	4,376,014	$55,939	$139,761	1,699,055
Investor B	43,430	55,697	—	—	38,105
Investor B1	—	—	—	—	77,950
Investor C	2,678,044	6,794,364	—	157,213	889,967
Investor C1	—	—	—	—	846,186
Class R	—	—	—	—	160,680

Total	$3,939,061	$11,427,633	$55,939	$296,974	$3,723,325

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

GNMA	$166,060
Inflation Protected Bond	$62,179
Investment Grade Bond	$79,266
U.S. Government Bond	$207,064

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$236	$2,481	$595	—	—
Institutional	27,028	25,923	370	$238	$1,312
Service	1,492	2,252	—	—	92
Investor A	10,204	42,557	653	512	47,863
Investor B	201	422	—	—	891
Investor B1	—	—	—	—	—
Investor C	7,932	15,741	—	499	2,479
Investor C1	—	—	—	—	1,096
Class R	—	—	—	—	819

Total	$47,093	$89,376	$1,618	$1,249	$54,552

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	91

Notes to Financial Statements (continued)

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$8,840	$35,128	$857	—	—
Institutional	631,917	2,262,432	86,062	$19,443	$294,859
Service	139,850	125,625	—	—	8,908
Investor A	438,750	4,783,345	43,241	29,563	1,118,463
Investor B	8,555	10,263	—	—	17,277
Investor B1	—	—	—	—	57,243
Investor C	339,847	804,790	—	14,099	200,961
Investor C1	—	—	—	—	303,808
Class R	—	—	—	—	81,651

Total	$1,567,759	$8,021,583	$130,160	$63,105	$2,083,170

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee - Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific, in the Statements of Operations:

GNMA	$946,034
Inflation Protected Bond	$2,789,089
Investment Grade Bond	$192,626
Secured Credit	$60,156
U.S. Government Bond	$783,975

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$2,422	$112,373	$43,536	—	—
Institutional	130,368	235,143	15,315	$5,461	$40,779
Service	18,558	20,150	—	—	1,102
Investor A	103,084	237,468	5,584	13,928	151,951
Investor B	1,087	1,394	—	—	955
Investor B1	—	—	—	—	2,605
Investor C	66,890	151,605	—	3,925	22,259
Investor C1	—	—	—	—	26,464
Class R	—	—	—	—	8,052

Total	$322,409	$758,133	$64,435	$23,314	$254,167

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Investment Grade Bond	Secured Credit	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	0.52%	—	0.32%	—	0.45%	N/A	0.45%[3]	—
Institutional	0.60%	0.55%	0.44%	—	0.55%	0.70%	0.62%	—
Service	0.90%	—	0.75%	—	N/A	N/A	0.81%	—
Investor A	1.07%	—	0.85%	0.76%	0.90%	0.95%	1.07%	0.90%
Investor B	1.85%	—	1.63%	—	N/A	N/A	1.88%	1.76%
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%	—
Investor C	1.82%	—	1.62%	—	N/A	1.70%	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%	—
Class R	1.93%[3]	—	1.79%[3]	—	2.22%[3]	N/A	1.21%	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of September 30, 2013.

The amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations.

For the year ended September 30, 2013, the amounts included in fees waived by Manager were as follows:

GNMA	$1,985,359
Inflation Protected Bond	$5,599,818
Investment Grade Bond	$576,298
Secured Credit	$149,941
U.S. Government Bond	$759,338

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$2,422	$112,373	$43,509	—	—
Institutional	130,368	134,273	15,277	$5,447	$40,779
Service	17,995	6,138	—	—	1,102
Investor A	—	237,119	1,374	12,897	150,528
Investor B	—	2	—	—	875
Investor B1	—	—	—	—	2,390
Investor C	—	—	—	3,858	20,357
Investor C1	—	—	—	—	25,227
Class R	—	—	—	—	7,494

Total	$150,785	$489,905	$60,160	$22,202	$248,752

Transfer Agent Fees Waived
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$236	$2,481	$571	—	—
Institutional	26,996	20,919	369	$238	$1,311
Service	1,367	599	—	—	92
Investor A	—	42,463	156	455	47,325
Investor B	—	—	—	—	907
Investor B1	—	—	—	—	—
Investor C	—	—	—	491	2,454
Investor C1	—	—	—	—	1,108
Class R	—	—	—	—	520

Total	$28,599	$66,462	$1,096	$1,184	$53,717

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	93

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$8,574	$32,416	$224	—	—
Institutional	436,976	476,807	24,560	$16,941	$180,691
Service	43,248	2,107	—	—	8,811
Investor A	—	1,464,506	6,119	19,881	400,216
Investor B	—	—	—	—	9,068
Investor B1	—	—	—	—	43,327
Investor C	—	—	—	11,904	51,259
Investor C1	—	—	—	—	116,136
Class R	—	—	—	—	31,521

Total	$488,798	$1,975,836	$30,903	$48,726	$841,029

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Institutional	—	$81,048	$107	—	—
Service	$155	5,101	—	—	—
Investor A	—	—	1,316	$2,681	—
Investor B	—	—	—	—	$534
Investor B1	—	—	—	—	1,493
Investor C	—	—	—	155	101
Investor C1	—	—	—	—	1,991
Class R	—	—	—	—	1,469

Total	$155	$86,149	$1,423	$2,836	$5,588

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015
GNMA
Fund Level	$1,915,463	$1,985,359
BlackRock	$12,236	$11,232
Institutional	$272,219	$320,488
Service	$23,877	$62,610
Inflation Protected Bond
Fund Level	$5,689,251	$5,599,818
BlackRock	$121,415	$147,270
Institutional	—	$631,999
Service	—	$8,844
Investor A	$1,848	$625,233
Investor B	—	$2
Investment Grade Bond
Fund Level	$564,710	$576,298
BlackRock	$47,893	$44,303
Institutional	$36,948	$40,206
Investor A	—	$7,649

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Expiring September 30,
	2014	2015
Secured Credit
Fund Level	$95,923	$165,298
Institutional	$5,289	$22,627
Investor A	$2,375	$33,234
Investor C	$4,814	$16,252
U.S. Government Bond
Fund Level	$915,252	$759,338
Institutional	$233,979	$222,782
Service	$10,260	$10,005
Investor B	$2,711	$6,188
Investor B1	$82,139	$45,716
Investor C	$11,597	$637
Investor C1	$202,442	$142,471
Class R	$45,417	$39,535

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Fund Level	$1,766,972	$5,696,575	$542,336	$779,626
BlackRock	$1,565	$97,843	$49,275	—
Institutional	$296,181	—	$26,957	$287,675
Service	$32,246	—	—	$7,866
Investor A	—	$140,126	—	—
Investor B	—	—	—	$622
Investor C1	—	—	—	$346

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$54,912
Inflation Protected Bond	$73,724
Investment Grade Bond	$3,214
Secured Credit	$1,838
U.S. Government Bond	$5,669

For the year ended September 30, 2013, affiliates received CDSCs or front-end sales charges as follows:

	GNMA	Inflation Protected Bond	Secured Credit	U.S. Government Bond
Investor A	$42,974	$6,056	$1,475	$6,191
Investor B	$8,842	$8,922	—	$5,714
Investor B1	—	—	—	$445
Investor C	$88,771	$123,604	$3,767	$10,591
Investor C1	—	—	—	$31

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2013, Secured Credit had purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act of $1,583,793.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2013, were as follows:

	Purchases	Sales
GNMA	$21,737,537,650	$23,474,890,070
Inflation Protected Bond	—	$8,563,240
Investment Grade Bond	$216,660,486	$277,847,113
Secured Credit	$140,437,877	$73,487,447
U.S. Government Bond	$13,083,596,539	$13,833,790,977

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	95

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the year ended September 30, 2013, were as follows:

	Purchases	Sales
GNMA	$2,267,725,754	$2,731,145,142
Inflation Protected Bond	$4,106,953,156	$5,086,262,841
Investment Grade Bond	$83,131,115	$122,741,570
U.S. Government Bond	$6,903,553,939	$7,352,066,755

Purchases and sales related to mortgage dollar rolls for the year ended September 30, 2013, were as follows:

	Purchases	Sales
GNMA	$15,798,433,406	$15,804,615,352
Investment Grade Bond	$36,722,688	$36,796,047
U.S. Government Bond	$7,901,602,114	$7,903,319,553

Transactions in options written for the year ended September 30, 2013, were as follows:

	GNMA
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	172,300	$4,080,575	—	233,500	$5,970,717
Options written	1,636	31,500	488,524	1,200	736,000	6,711,507
Options exercised	—	(38,200)	(1,922,560)	—	—	—
Options expired	(1,636)	—	(223,974)	—	(38,200)	(1,922,560)
Options closed	—	(125,750)	(997,276)	(1,200)	(320,250)	(5,316,908)

Outstanding options, end of year	—	39,850	$1,425,289	—	611,050	$5,442,756

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	338,600	$5,481,771	—	748,505	$13,499,792
Options written	13,645	1,044,250	10,615,320	13,703	973,630	17,716,774
Options exercised	—	(103,840)	(645,530)	—	—	—
Options expired	(11,318)	(223,210)	(3,578,997)	(6,256)	(266,335)	(4,897,146)
Options closed	(212)	(744,500)	(9,254,449)	(4,577)	(1,144,700)	(20,558,603)

Outstanding options, end of year	2,115	311,300	$2,618,115	2,870	311,100	$5,760,817

	Investment Grade Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	13,800	$104,850	—	18,800	$274,410
Options written	130	62,500	161,455	130	77,550	1,458,640
Options expired	—	(60,300)	(30,150)	(58)	—	(13,615)
Options closed	(130)	(16,000)	(236,155)	(72)	(56,950)	(1,080,995)

Outstanding options, end of year	—	—	—	—	39,400	$638,440

	U.S. Government Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	75,800	$1,112,854	—	101,954	$2,041,291
Options written	2,901,600	119,100	2,053,443	2,901,684	807,002	9,118,095
Options exercised	—	(36,000)	(1,145,951)	—	—	—
Options expired	(2,901,392)	—	(201,837)	(2,900,137)	(10,556)	(98,390)
Options closed	(208)	(137,700)	(1,750,620)	(1,547)	(413,200)	(8,368,667)

Outstanding options, end of year	—	21,200	$67,889	—	485,200	$2,692,329

[1]	Amount shown is in the currency in which the transaction was denominated.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, a redemption in-kind transaction, net paydown losses, the accounting for swap agreements and the reclassification of distributions were reclassified to the following accounts:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Paid in-capital	—	—	$1,842,803	—	$7,793,551
Undistributed (distributions in excess of) net investment income	$34,224,142	$(13,210,348)	$(1,390,469)	$142,394	$14,860,028
Accumulated net realized gain (loss)	$(34,224,142)	$13,210,348	$(452,334)	$(142,394)	$(22,653,579)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Ordinary income
9/30/2013	$62,864,060	$83,770,538	$20,104,759	$5,005,893	$18,116,413
9/30/2012	59,303,666	96,431,486	12,638,256	2,086,168	36,807,898
Long-term capital gains
9/30/2013	10,554,529	64,662,997	11,210,088	876,222	—
9/30/2012	—	—	8,032,985	521,750	—
Total
9/30/2013	$73,418,589	$148,433,535	$31,314,847	$5,882,115	$18,116,413

9/30/2012	$59,303,666	$96,431,486	$20,671,241	$2,607,918	$36,807,898

As of September 30, 2013, the tax components of accumulated net earnings (losses) were as follows:
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Undistributed ordinary income	—	$13,618,003	$187,989	$185,418	$4,436,023
Undistributed long-term capital gains	—	43,250,111	6,182,764	152,191	—
Capital loss carryforwards	—	—	—	—	(5,688,815)
Net unrealized gains (losses)[1]	$12,806,813	96,335,315	1,893,932	294,712	(11,185,440)
Qualified late-year losses[2]	(59,266,923)	—	(5,895,395)	—	(38,283,036)
Total	$(46,460,110)	$153,203,429	$2,369,290	$632,321	$(50,721,268)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts and the accounting for swap agreements.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2014.

As of September 30, 2013, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	U.S. Government Bond
2015	$2,245,207
2018	3,443,608
Total	$5,688,815

During the year ended September 30, 2013, BlackRock U.S. Government Bond Portfolio utilized $7,795,894 of its capital loss carryforward.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	97

Notes to Financial Statements (continued)

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Tax cost	$1,856,667,807	$4,093,441,965	$154,440,109	$141,616,324	$1,650,915,963

Gross unrealized appreciation	$23,395,462	$268,590,521	$4,211,900	$1,071,572	$20,788,794
Gross unrealized depreciation	(13,899,116)	(170,773,473)	(2,460,538)	(776,339)	(33,622,686)

Net unrealized appreciation/(depreciation)	$9,496,346	$97,817,048	$1,751,362	$295,233	$(12,833,892)

8. Borrowings:

For the year ended September 30, 2013, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Investment Grade Bond	$1,884,319	0.32%

For the year ended September 30, 2013, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:
	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$231,355,970	0.19%
Inflation Protected Bond	$333,994,266	0.07%
Secured Credit	$752,571	(0.40)%
U.S. Government Bond	$246,791,800	0.03%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

GNMA and U.S. Government Bond invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	337,341	$3,459,708	4,905,138	$50,941,326
Shares issued in reinvestment of dividends and distributions	62,346	630,863	83,938	871,813
Shares redeemed	(1,353,447)	(13,567,655)	(4,249,450)	(44,270,646)

Net increase (decrease)	(953,760)	$(9,477,084)	739,626	$7,542,493

Institutional
Shares sold	22,200,608	$223,936,793	30,997,337	$322,996,029
Shares issued in reinvestment of dividends and distributions	2,431,770	24,540,966	1,763,554	18,337,519
Shares redeemed	(39,935,229)	(399,347,097)	(17,585,928)	(183,037,148)

Net increase (decrease)	(15,302,851)	$(150,869,338)	15,174,963	$158,296,400

Service
Shares sold	2,950,124	$29,781,367	5,732,333	$59,617,303
Shares issued in reinvestment of dividends and distributions	406,099	4,088,523	248,535	2,581,171
Shares redeemed	(5,627,224)	(55,682,089)	(1,860,824)	(19,364,945)

Net increase (decrease)	(2,271,001)	$(21,812,199)	4,120,044	$42,833,529

Investor A
Shares sold and automatic conversion of shares	15,382,554	$156,274,897	24,301,810	$254,169,631
Shares issued in reinvestment of dividends and distributions	2,008,592	20,339,425	1,395,646	14,570,279
Shares redeemed	(29,022,322)	(290,225,924)	(13,034,399)	(136,286,191)

Net increase (decrease)	(11,631,176)	$(113,611,602)	12,663,057	$132,453,719

Investor B
Shares sold	43,948	$450,060	125,447	$1,307,379
Shares issued in reinvestment of dividends and distributions	16,803	169,954	20,032	208,169
Shares redeemed and automatic conversion of shares	(322,005)	(3,230,517)	(313,130)	(3,266,234)

Net decrease	(261,254)	$(2,610,503)	(167,651)	$(1,750,686)

Investor C
Shares sold	4,667,445	$47,664,365	9,610,960	$100,102,141
Shares issued in reinvestment of dividends and distributions	1,127,598	11,387,493	950,019	9,865,322
Shares redeemed	(16,797,642)	(167,034,477)	(6,743,448)	(70,211,828)

Net increase (decrease)	(11,002,599)	$(107,982,619)	3,817,531	$39,755,635

Total Net Increase (Decrease)	(41,422,641)	$(406,363,345)	36,347,570	$379,131,090

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	99

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Inflation Protected Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	21,402,498	$246,092,596	13,701,244	$160,320,489
Shares issued in reinvestment of dividends and distributions	1,195,218	14,041,401	814,719	9,513,173
Shares redeemed	(20,034,343)	(231,272,458)	(13,554,151)	(158,600,524)

Net increase	2,563,373	$28,861,539	961,812	$11,233,138

Institutional
Shares sold	53,703,125	$639,033,816	91,414,134	$1,087,828,424
Shares issued in reinvestment of dividends and distributions	4,230,682	50,828,563	2,512,341	29,919,308
Shares redeemed	(110,294,297)	(1,293,036,303)	(54,011,708)	(643,343,112)

Net increase (decrease)	(52,360,490)	$(603,173,924)	39,914,767	$474,404,620

Service
Shares sold	3,090,960	$36,276,499	3,473,872	$41,271,672
Shares issued in reinvestment of dividends and distributions	204,196	2,444,397	143,859	1,710,751
Shares redeemed	(5,290,013)	(61,364,935)	(3,741,576)	(44,555,487)

Net decrease	(1,994,857)	$(22,644,039)	(123,845)	$(1,573,064)

Investor A
Shares sold and automatic conversion of shares	50,513,536	$592,570,934	91,951,800	$1,084,730,799
Shares issued in reinvestment of dividends and distributions	4,556,623	54,078,792	2,913,601	34,321,027
Shares redeemed	(106,589,157)	(1,241,973,615)	(57,432,359)	(675,725,296)

Net increase (decrease)	(51,518,998)	$(595,323,889)	37,433,042	$443,326,530

Investor B
Shares sold	51,932	$610,359	173,095	$2,012,959
Shares issued in reinvestment of dividends and distributions	11,950	140,287	9,575	111,555
Shares redeemed and automatic conversion of shares	(363,993)	(4,152,259)	(351,455)	(4,086,512)

Net decrease	(300,111)	$(3,401,613)	(168,785)	$(1,961,998)

Investor C
Shares sold	7,506,002	$88,395,175	16,195,630	$189,890,848
Shares issued in reinvestment of dividends and distributions	1,575,765	18,598,938	1,045,680	12,275,419
Shares redeemed	(32,244,136)	(367,227,867)	(14,294,738)	(168,119,999)

Net increase (decrease)	(23,162,369)	$(260,233,754)	2,946,572	$34,046,268

Total Net Increase (Decrease)	(126,773,452)	$(1,455,915,680)	80,963,563	$959,475,494

Investment Grade Bond
BlackRock
Shares sold	1,977,909	$22,769,000	957,549	$10,890,070
Shares issued in reinvestment of dividends and distributions	1,785,751	20,014,052	1,221,723	13,965,744
Shares redeemed	(13,193,984)[1]	(136,536,666)	(5,623,132)	(65,566,046)

Net decrease	(9,430,324)	$(93,753,614)	(3,443,860)	$(40,710,232)

[1]	Including (5,586,879) representing redemptions-in-kind.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Investment Grade Bond (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,511,984	$15,836,475	1,147,949	$13,495,321
Shares issued in reinvestment of dividends and distributions	626,124	6,968,507	378,679	4,318,351
Shares redeemed	(924,470)	(9,690,975)	(856,850)	(10,071,790)

Net increase	1,213,638	$13,114,007	669,778	$7,741,882

Investor A
Shares sold	599,360	$6,824,996	2,884,466	$34,733,478
Shares issued in reinvestment of dividends and distributions	247,401	2,765,854	124,908	1,432,650
Shares redeemed	(1,098,363)	(11,976,246)	(2,196,549)	(26,169,549)

Net increase (decrease)	(251,602)	$(2,385,396)	812,825	$9,996,579

Total Net Decrease	(8,468,288)	$(83,025,003)	(1,961,257)	$(22,971,771)

Secured Credit
Institutional
Shares sold	1,788,513	$18,526,123	991,000	$10,173,456
Shares issued in reinvestment of dividends and distributions	125,149	1,293,863	69,189	706,839
Shares redeemed	(1,541,216)	(16,009,323)	(4,703,670)	(48,045,043)

Net increase (decrease)	372,446	$3,810,663	(3,643,481)	$(37,164,748)

Investor A
Shares sold	9,197,336	$95,405,647	1,006,056	$10,396,156
Shares issued in reinvestment of dividends and distributions	290,568	3,001,070	78,457	800,394
Shares redeemed	(2,807,376)	(29,001,631)	(700,594)	(7,206,897)

Net increase	6,680,528	$69,405,086	383,919	$3,989,653

Investor C
Shares sold	696,867	$7,243,610	414,370	$4,246,215
Shares issued in reinvestment of dividends and distributions	82,531	852,786	48,249	491,327
Shares redeemed	(510,783)	(5,288,986)	(482,010)	(4,953,359)

Net increase (decrease)	268,615	$2,807,410	(19,391)	$(215,817)

Total Net Increase (Decrease)	7,321,589	$76,023,159	(3,278,953)	$(33,390,912)

U.S. Government Bond
BlackRock
Shares sold			1,198	$13,151
Shares issued in reinvestment of dividends			—	—
Shares redeemed			(2,396)	(26,303)

Net decrease			(1,198)	$(13,152)

Institutional
Shares sold	4,073,950	$43,847,997	3,631,050	$39,406,413
Shares issued in reinvestment of dividends	180,219	1,930,620	350,254	3,778,492
Shares redeemed	(5,623,236)	(60,280,611)	(4,662,551)	(50,613,264)

Net decrease	(1,369,067)	$(14,501,994)	(681,247)	$(7,428,359)

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	101

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	131,207	$1,405,203	210,318	$2,276,266
Shares issued in reinvestment of dividends	7,180	77,041	18,489	199,316
Shares redeemed	(238,264)	(2,573,644)	(443,788)	(4,780,356)

Net decrease	(99,877)	$(1,091,400)	(214,981)	$(2,304,774)

Investor A
Shares sold and automatic conversion of shares	11,993,792	$128,645,653	14,765,804	$160,755,163
Shares issued in reinvestment of dividends	910,753	9,783,260	1,722,148	18,628,598
Shares redeemed	(23,442,147)	(251,082,906)	(18,759,078)	(204,114,074)

Net decrease	(10,537,602)	$(112,653,993)	(2,271,126)	$(24,730,313)

Investor B
Shares sold	27,973	$301,534	80,403	$870,600
Shares issued in reinvestment of dividends	2,680	28,749	15,116	162,601
Shares redeemed and automatic conversion of shares	(313,355)	(3,367,020)	(545,272)	(5,909,858)

Net decrease	(282,702)	$(3,036,737)	(449,753)	$(4,876,657)

Investor B1
Shares sold	130,808	$1,413,127	298,824	$3,239,771
Shares issued in reinvestment of dividends	9,795	105,283	71,249	767,076
Shares redeemed	(1,328,232)	(14,304,802)	(3,146,292)	(34,134,314)

Net decrease	(1,187,629)	$(12,786,392)	(2,776,219)	$(30,127,467)

Investor C
Shares sold	1,695,934	$18,236,748	3,021,077	$32,854,877
Shares issued in reinvestment of dividends	66,007	708,046	192,849	2,079,421
Shares redeemed	(4,374,036)	(46,794,067)	(4,047,817)	(43,964,813)

Net decrease	(2,612,095)	$(27,849,273)	(833,891)	$(9,030,515)

Investor C1
Shares sold	1,166,322	$12,541,433	1,653,600	$17,935,619
Shares issued in reinvestment of dividends	97,740	1,048,087	249,079	2,686,102
Shares redeemed	(3,205,426)	(34,435,431)	(2,994,962)	(32,511,823)

Net decrease	(1,941,364)	$(20,845,911)	(1,092,283)	$(11,890,102)

Class R
Shares sold	1,308,417	$14,134,487	1,206,959	$13,115,353
Shares issued in reinvestment of dividends	43,819	470,740	100,448	1,085,987
Shares redeemed	(2,149,047)	(23,126,756)	(1,704,126)	(18,502,242)

Net decrease	(796,811)	$(8,521,529)	(396,719)	$(4,300,902)

Total Net Decrease	(18,827,147)	$(201,287,229)	(8,717,417)	$(94,702,241)

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

For Secured Credit, there is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 8, 2013, the redemption fee was terminated and is no longer charged by the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio (formerly BlackRock Long Duration Bond Portfolio), BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio (formerly BlackRock Long Duration Bond Portfolio), BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]
	Payable Dates
	October 2012 - January 2013	February 2013 - September 2013
GNMA Portfolio	100.00%	100.00%
Inflation Protected Bond Portfolio	100.00%	76.58%
Investment Grade Bond Portfolio	100.00%	100.00%
Secured Credit Portfolio	100.00%	100.00%
U.S. Government Bond Portfolio	100.00%	88.98%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest[2]
GNMA Portfolio	0.00%
Inflation Protected Bond Portfolio	87.87%
Investment Grade Bond Portfolio	4.49%
Secured Credit Portfolio	0.00%
U.S. Government Bond Portfolio	24.36%

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on December 20, 2012:

Long-Term Capital Gain
GNMA Portfolio	$0.073023
Inflation Protected Bond Portfolio	$0.148488
Investment Grade Bond Portfolio	$0.484919
Secured Credit Portfolio	$0.155866

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Portfolio”), BlackRock Investment Grade Bond Portfolio (the “Investment Grade Portfolio,” formerly BlackRock Long Duration Bond Portfolio), BlackRock Secured Credit Portfolio (the “Secured Credit Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	105

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the GNMA Portfolio ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Inflation Protected Portfolio ranked in the first, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and will continue to monitor the Fund’s performance.

The Board noted that the Investment Grade Portfolio ranked in the first quartile for the one-year period reported, and ranked one out of four funds and one out of two funds for the three- and five-year periods reported, respectively, against its Lipper Performance Universe. The Board noted that the Fund will undergo a change in its investment strategy, and in that connection will change its name from BlackRock Long Duration Bond Portfolio to BlackRock Investment Grade Bond Portfolio (such change became effective July 29, 2013).

The Board noted that the Secured Credit Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported. The Board noted that effective July 2, 2012, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Multi-Sector Bond Portfolio.

The Board noted that the U.S. Government Portfolio ranked in the second, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, the Fund’s actual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the Inflation Protected Portfolio’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the Investment Grade Portfolio’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Fund’s Expense Peers. The Board also noted, the Fund’s actual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	107

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the Secured Credit Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the U.S. Government Portfolio’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee rate, which ranked in the third quartile, was reasonable relative to the median actual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable. These reductions, which may result in savings to shareholders, were effective on June 1, 2012.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML, Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	109

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	111

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	113

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Taxable5-9/13-AR

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Core Bond Portfolio

„   BlackRock High Yield Bond Portfolio

„   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com/newworld for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund’s BlackRock, Institutional, Service, Investor A and Class R Shares outperformed the benchmark, the Barclays US Aggregate Bond Index, while the Investor B and Investor C Shares performed in line with the benchmark index.

What factors influenced performance?

•

Both the Fund and its benchmark generated negative returns as interest rates increased during the period. (Bond prices fall as interest rates rise.) The Fund’s performance relative to the benchmark index was driven largely by the Fund’s positioning in spread sectors. Specifically, security selection and sector allocations within corporate credit, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) had a positive impact on results. Also aiding performance was the Fund’s exposure to non-US dollar-denominated securities as well as currency exposures via foreign exchange contracts, particularly in the euro, Japanese yen and Australian dollar. The Fund’s yield curve and duration positioning (management of interest rate risk) helped relative returns for the period.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing portfolio duration. During the period, the use of interest rate futures, swaps and options had a positive impact on performance. As mentioned above, the Fund also used foreign currency exchange contracts to express views on a number of currencies, which also contributed positively to results.

•

Detracting from relative performance was the Fund’s non-benchmark allocation to US Treasury inflation-protected securities (“US TIPS”). An underweight in US agency debentures also hurt relative returns, as did positioning within agency mortgage-backed securities (“MBS”), specifically the Fund’s underweight in 30-year pass-through securities.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly added to positions in CMBS and ABS. Within CMBS, the Fund generally rotated out of long duration tranches into the short duration part of the yield curve, with a focus on subordinate tranches of legacy securities (i.e., those issued in the mid-2000s) with attractive yields. Within ABS, the Fund increased exposure to private student loans in the new-issue market, as well as sub-prime auto loans and collateralized loan obligations. Also during the period, the Fund increased its allocation to US TIPS.

•

Conversely, the Fund significantly reduced its allocation to corporate credit, particularly in the context of relatively unattractive valuations, embedded duration risk as well as potential leveraged buy-out event risks. The Fund also reduced exposure to US agency debentures and non-US dollar-denominated securities during the period, while its weighting in agency MBS remained relatively unchanged.

Describe Fund positioning at period end.

•

Relative to the Barclays US Aggregate Bond Index, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in US Treasuries and agency debentures, and held a slight overweight to agency MBS. The Fund also held an allocation to US TIPS, which are not represented in the benchmark index composition. The Fund ended the period with a slightly longer duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	35%
U.S. Treasury Obligations	27
Asset-Backed Securities	14
Corporate Bonds	13
Non-Agency Mortgage-Backed Securities	9
Preferred Securities	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	77%
AA/Aa	5
A	8
BBB/Baa	8
BB/Ba	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index (the benchmark).

[3]   An unmanaged market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2013
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.66%	2.55%	(1.68)%	(0.45)%	N/A	6.45%	N/A	4.26%	N/A
Institutional	2.55	2.39	(1.74)	(0.47)	N/A	6.34	N/A	4.15	N/A
Service	2.39	2.31	(1.86)	(0.86)	N/A	6.02	N/A	3.86	N/A
Investor A	2.14	2.03	(1.90)	(0.89)	(4.87)%	6.01	5.15%	3.82	3.40%
Investor B	1.53	1.45	(2.30)	(1.69)	(6.04)	5.17	4.84	3.24	3.24
Investor C	1.51	1.43	(2.28)	(1.63)	(2.60)	5.25	5.25	3.01	3.01
Class R	1.95	1.58	(2.06)	(1.24)	N/A	5.71	N/A	3.50	N/A
Barclays US Aggregate Bond Index	—	—	(1.77)	(1.68)	N/A	5.41	N/A	4.59	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$983.20	$2.34	$2.24	$1,000.00	$1,022.71	$2.38	$1,022.81	$2.28
Institutional	$1,000.00	$982.60	$2.88	$2.78	$1,000.00	$1,022.16	$2.94	$1,022.26	$2.84
Service	$1,000.00	$981.40	$4.22	$4.12	$1,000.00	$1,020.81	$4.31	$1,020.91	$4.20
Investor A	$1,000.00	$981.00	$4.52	$4.42	$1,000.00	$1,020.51	$4.61	$1,020.61	$4.51
Investor B	$1,000.00	$977.00	$8.72	$8.57	$1,000.00	$1,016.24	$8.90	$1,016.39	$8.74
Investor C	$1,000.00	$977.20	$8.23	$8.13	$1,000.00	$1,016.75	$8.39	$1,016.85	$8.29
Class R	$1,000.00	$979.40	$5.90	$5.81	$1,000.00	$1,019.10	$6.02	$1,019.20	$5.92

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.58% for Institutional, 0.85% for Service, 0.91% for Investor A, 1.76% for Investor B, 1.66% for Investor C and 1.19% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.83% for Service, 0.89% for Investor A, 1.73% for Investor B, 1.64% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	5

Fund Summary as of September 30, 2013	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund outperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund’s outperformance was driven by exposure to select common stocks as equity markets rallied during the period amid strong investor sentiment. Within high yield, security selection in the automotive, gaming and wirelines industries contributed positively to returns. As interest rates moved higher during the 12-month period, the Fund’s underweight position in higher quality credits (which tend to be more sensitive to interest rate movements) aided results.

•

Detracting from relative performance was security selection within middle-tier quality credits, a segment to which the Fund was overweight. Across the issuer base, allocations to names in the metals, banking and independent energy industries hindered results. A tactical allocation to high yield senior secured floating rate loan interests (bank loans) generated positive returns, but detracted from performance relative to the benchmark index as the asset class underperformed high yield bonds during the period.

Describe recent portfolio activity.

•

The Fund actively managed its risk profile over the 12-month period. After starting the period with a riskier stance, the Fund took advantage of market strength in the middle of the period to gradually moderate the level of risk. The Fund reduced its equity beta (sensitivity to equity market movements) at a modest pace in early 2013 and more aggressively when the market correction began in mid-May.

•

The Fund’s focus on income-oriented credits with strong asset bases and good earnings visibility remained the central theme of its investment process. On a tactical basis, however, the Fund added to select common stocks and equity-like instruments with compelling total return opportunities given Fund management’s positive view on equity valuations against a backdrop of strong fundamentals in non-investment grade issuers.

•

With upward interest rate pressure during the period and the expectation of continued rate volatility, the Fund shifted to a bias for shorter duration credits (those with lower sensitivity to interest rate movements), and subsequently added to floating rate bank loans as a means of lowering the Fund’s duration profile and hedging against further rate volatility. From an industry perspective, the Fund added to positions in lodging and technology and reduced exposures in chemicals and transportation services.

Describe Fund positioning at period end.

•

Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund remained underweight in higher quality high yield debt, overweight in the mid-tier quality range and underweight in lower-rated issues. The Fund’s highest-conviction holdings included Harrah’s Las Vegas LLC, Hilton Worldwide, Inc. and HD Supply, Inc. The Fund maintained a general underweight to names with less stability in their cash flow streams and/or challenged industry dynamics as recently seen in the banking and media non-cable segments. In addition to corporate bonds (including high yield and investment grade bonds), the Fund held floating rate loan interests, common stocks, preferred securities and asset-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	73%
Floating Rate Loan Interests	16
Common Stocks	7
Preferred Securities	3
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	3%
BB/Ba	29
B	44
CCC/Caa	8
Not Rated	16

[1]	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2013
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.58%	5.58%	2.26%	9.84%	N/A	12.92%	N/A	9.10%	N/A
Institutional	5.45	5.40	2.21	9.64	N/A	12.81	N/A	8.99	N/A
Service	5.10	5.02	2.18	9.42	N/A	12.43	N/A	8.66	N/A
Investor A	4.98	4.83	2.06	9.29	4.93%	12.44	11.51%	8.64	8.20%
Investor B	4.45	4.45	1.64	8.51	4.01	11.60	11.34	8.08	8.08
Investor B1	4.72	4.72	1.82	8.74	4.74	11.91	11.66	8.11	8.11
Investor C	4.40	4.38	1.66	8.45	7.45	11.60	11.60	7.83	7.83
Investor C1	4.75	4.75	1.90	8.79	7.79	11.84	11.84	8.04	8.04
Class R	4.84	4.63	1.89	8.92	N/A	12.12	N/A	8.35	N/A
Barclays US Corporate High Yield 2% Issuer Capped Index	—	—	0.81	7.14	N/A	13.51	N/A	8.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Ending Account Value September 30, 2013	Expenses Paid During the Period
BlackRock	$1,000.00	$1,022.60	$2.84	$2.69	$1,000.00	$1,022.26	$2.84	$1,022.41	$2.69
Institutional	$1,000.00	$1,022.10	$3.29	$3.14	$1,000.00	$1,021.81	$3.29	$1,021.96	$3.14
Service	$1,000.00	$1,021.80	$4.81	$4.71	$1,000.00	$1,020.31	$4.81	$1,020.41	$4.71
Investor A	$1,000.00	$1,020.60	$4.76	$4.66	$1,000.00	$1,020.36	$4.76	$1,020.46	$4.66
Investor B	$1,000.00	$1,016.40	$8.95	$8.80	$1,000.00	$1,016.19	$8.95	$1,016.34	$8.80
Investor B1	$1,000.00	$1,018.20	$7.49	$7.39	$1,000.00	$1,017.65	$7.49	$1,017.75	$7.38
Investor C	$1,000.00	$1,016.60	$8.64	$8.54	$1,000.00	$1,016.50	$8.64	$1,016.60	$8.54
Investor C1	$1,000.00	$1,019.00	$7.59	$7.44	$1,000.00	$1,017.55	$7.59	$1,017.70	$7.44
Class R	$1,000.00	$1,018.90	$6.48	$6.38	$1,000.00	$1,018.65	$6.48	$1,018.75	$6.38

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for BlackRock, 0.65% for Institutional, 0.95% for Service, 0.94% for Investor A, 1.77% for Investor B, 1.48% for Investor B1, 1.71% for Investor C, 1.50% for Investor C1 and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.62% for Institutional, 0.93% for Service, 0.92% for Investor A, 1.74% for Investor B, 1.46% for Investor B1, 1.69% for Investor C, 1.47% for Investor C1 and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	7

Fund Summary as of September 30, 2013	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2013, the Fund’s BlackRock, Institutional, Service, Investor A and Investor A1 Shares outperformed the benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, while the Investor B, Investor B3, Investor C, Investor C3 and R Class Shares underperformed and Investor C2 Shares performed in line with the benchmark index.

What factors influenced performance?

•

The majority of the Fund’s outperformance resulted from its exposures within spread sectors, particularly its overweight positioning in corporate credit including financials and industrials, and non-benchmark allocations to securitized assets including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Non-benchmark allocations to high yield credit and non-agency residential mortgage-backed securities (“MBS”) also contributed positively to performance. The Fund’s positioning within agency MBS, particularly in 15-year pass-through securities boosted returns. Non-benchmark positions in non-US dollar-denominated securities added to performance, as did exposure to currencies including the New Zealand dollar. A non-benchmark allocation to US Treasury inflation-protected securities (“US TIPS”) enhanced results as well.

•

Detracting from performance was the Fund’s exposure to US Treasury securities. The Fund’s yield curve and duration positioning (management of interest rate risk) also had a negative impact on results for the period.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk. The Fund may also use credit default swaps against individual securities or broad indices to manage credit and market risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had a slightly negative impact on Fund returns.

Describe recent portfolio activity.

•

During the first half of the 12-month period, the Fund increased exposure to credits with terms of less than three years and moved to a bias for financials. The Fund also added to positions in industrials and high yield credits. In the securitized space, the Fund added to positions in CMBS and reduced exposure to subprime auto loans within ABS. The Fund also slightly increased exposure to agency MBS.

•

After the US Federal Reserve made hawkish policy comments in June, the Fund lowered its risk profile by modestly reducing duration and decreasing exposure to spread sectors, particularly corporate credit. Within securitized assets, the Fund added opportunistically in both CMBS and ABS. In ABS, the Fund rotated away from credit cards in favor of sub-prime auto loans and private student loans. In addition, the Fund continued to expand its position in agency MBS by adding to lower-coupon 15-year pass-through securities.

•

In the aftermath of the September announcement of the Fed’s decision to refrain from reducing its asset-purchase stimulus program, the Fund added risk back to the portfolio by expanding its exposure to corporate credit, both in investment grade and high yield, as well as securitized assets, particularly in ABS.

Describe Fund positioning at period end.

•

At period end, the Fund remained structurally underweight relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index in government-owned/government-related sectors in favor of non-government spread sectors, including investment grade and high yield corporate credit, as well as securitized assets such as ABS and CMBS. Within corporate credits, the Fund was overweight in investment grade industrials. The Fund held non-benchmark allocations to agency MBS and non-agency residential MBS. The Fund ended the period with a shorter duration as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	37%
U.S. Government Sponsored Agency Securities	22
Non-Agency Mortgage-Backed Securities	16
Asset-Backed Securities	14
U.S. Treasury Obligations	5
Foreign Government Obligations	4
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	46%
AA/Aa	8
A	16
BBB/Baa	19
BB/Ba	7
B	2
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]   An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended September 30, 2013
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.96%	1.79%	(0.30)%	1.21%	N/A	4.08%	N/A	3.01%	N/A
Institutional	1.93	1.74	(0.42)	1.06	N/A	4.02	N/A	2.94	N/A
Service	1.61	1.51	(0.49)	0.79	N/A	3.66	N/A	2.61	N/A
Investor A	1.56	1.46	(0.48)	0.83	(1.48)%	3.66	3.20%	2.59	2.35%
Investor A1	1.74	1.62	(0.41)	0.98	(0.04)	3.82	3.62	2.76	2.66
Investor B	0.85	0.74	(0.99)	(0.10)	(4.55)	2.84	2.48	2.06	2.06
Investor B3	1.06	0.95	(0.81)	0.08	(3.88)	2.85	2.49	1.76	1.76
Investor C	0.86	0.70	(0.86)	0.08	(0.91)	2.90	2.90	1.84	1.84
Investor C2	1.46	1.36	(0.57)	0.67	(0.32)	3.52	3.52	2.45	2.45
Investor C3	0.99	0.88	(0.83)	0.09	(0.90)	2.86	2.86	1.76	1.76
Class R	1.32	1.22	(0.66)	0.43	N/A	3.16	N/A	2.06	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	—	—	0.28	0.71	N/A	2.51	N/A	2.90	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Ending Account Value September 30, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$997.00	$2.15	$2.05	$1,000.00	$1,022.91	$2.18	$1,023.01	$2.08
Institutional	$1,000.00	$995.80	$2.35	$2.25	$1,000.00	$1,022.71	$2.38	$1,022.81	$2.28
Service	$1,000.00	$995.10	$4.10	$4.00	$1,000.00	$1,020.96	$4.15	$1,021.06	$4.05
Investor A	$1,000.00	$995.20	$4.05	$3.95	$1,000.00	$1,021.01	$4.10	$1,021.11	$4.00
Investor A1	$1,000.00	$995.90	$3.30	$3.20	$1,000.00	$1,021.76	$3.35	$1,021.86	$3.24
Investor B	$1,000.00	$990.10	$8.18	$8.08	$1,000.00	$1,016.85	$8.29	$1,016.95	$8.19
Investor B3	$1,000.00	$991.90	$7.39	$7.29	$1,000.00	$1,017.65	$7.49	$1,017.75	$7.38
Investor C	$1,000.00	$991.40	$7.74	$7.64	$1,000.00	$1,017.30	$7.84	$1,017.40	$7.74
Investor C2	$1,000.00	$994.30	$4.80	$4.70	$1,000.00	$1,020.26	$4.86	$1,020.36	$4.76
Investor C3	$1,000.00	$991.70	$7.44	$7.34	$1,000.00	$1,017.60	$7.54	$1,017.70	$7.44
Class R	$1,000.00	$993.40	$5.80	$5.65	$1,000.00	$1,019.25	$5.87	$1,019.40	$5.72

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for BlackRock, 0.47% for Institutional, 0.82% for Service, 0.81% for Investor A, 0.66% for Investor A1, 1.64% for Investor B, 1.48% for Investor B3, 1.55%for Investor C, 0.96% for Investor C2, 1.49% for Investor C3 and 1.16% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.80% for Service, 0.79% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.46% for Investor B3, 1.53% for Investor C, 0.94% for Investor C2, 1.47% for Investor C3 and 1.13% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. These Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor B1 Shares (available only in BlackRock High Yield Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B3 Shares are subject to a maximum CDSC of 4%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in BlackRock Core Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to

October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17	USD	3,450	$3,581,203
Series 2012-2, Class C, 2.64%, 10/10/17		2,965	3,026,675
Series 2012-3, Class C, 2.42%, 5/08/18		2,810	2,852,083
Series 2012-4, Class B, 1.31%, 11/08/17		1,710	1,708,995
Series 2012-4, Class C, 1.93%, 8/08/18		2,670	2,664,510
Series 2012-5, Class C, 1.69%, 11/08/18		2,065	2,051,214
Series 2013-4, Class B, 1.66%, 9/10/18		1,080	1,082,001
Series 2013-4, Class C, 2.72%, 9/09/19		660	667,506
Series 2013-4, Class D, 3.31%, 10/08/19		1,545	1,550,177
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	3,755	5,123,989
Battalion CLO Ltd., Series 2013-4A, Class A1, 1.69%, 10/22/25 (a)(b)	USD	3,965	3,955,087
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.47%, 7/15/24 (a)(b)		1,850	1,827,060
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.22%, 11/20/24 (a)(b)		2,850	2,847,720
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,340	3,292,285
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.66%, 1/20/25 (a)(b)		12,510	12,510,000
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.78%, 11/07/23 (a)(b)		2,620	2,631,942
Series 2012-1A, Class C, 2.18%, 11/07/23 (a)(b)		1,685	1,692,652
Countrywide Asset-Backed Certificates, Series 2007-12, Class 2A1, 0.53%, 8/25/47 (b)		53	52,434
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,875	3,886,598
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		2,280	2,279,346
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		2,105	2,112,123
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		2,116	2,118,866
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,500	1,507,715
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,750	3,819,360

Asset-Backed Securities		Par (000)	Value
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)	USD	510	$510,755
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	201,584
Ford Credit Auto Owner Trust, Series 2013-B, Class D, 1.82%, 11/15/19		2,580	2,575,320
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class C, 1.68%, 1/15/16 (b)		4,150	4,161,798
Series 2012-1, Class D, 2.28%, 1/15/16 (b)		3,890	3,903,845
Series 2012-2, Class C, 2.86%, 1/15/19		980	1,007,632
Series 2012-2, Class D, 3.50%, 1/15/19		1,725	1,783,860
Series 2012-4, Class C, 1.39%, 9/15/16		1,965	1,972,298
Series 2012-4, Class D, 2.09%, 9/15/16		3,430	3,450,093
Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,089,441
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.41%, 4/25/25 (a)(b)		5,230	5,192,344
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.46%, 10/25/35 (b)		3,619	3,260,448
Series 2006-5, Class 2A1, 0.25%, 3/25/36 (b)		1,111	645,143
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.47%, 10/28/24 (a)(b)		4,330	4,305,752
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)		1,415	1,415,425
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		2,865	2,877,606
Series 2012-T2, Class B2, 2.48%, 10/15/45 (a)		3,400	3,435,020
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		10,230	10,195,218
Series 2013-T2, Class B2, 1.50%, 5/16/44 (a)		960	953,664
Series 2013-T2, Class C2, 1.84%, 5/16/44 (a)		1,050	1,045,695
Series 2013-T3, Class A3, 1.79%, 5/15/46 (a)		14,375	14,146,437
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		4,690	4,690,000
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,420	2,463,320
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		116	116,032
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)		9,572	10,884,447

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD BRL CAD CDO CHF CLO EBITDA EUR EURIBOR FKA

Australian Dollar

Brazilian Real

Canadian Dollar

Collateralized Debt Obligation

Swiss Francs

Collateralized Loan Obligation

Earnings Before Interest, Taxes,

Depreciations and Amortization

Euro

Euro Interbank Offered Rate

Formerly Known As

		GBP GO INR JPY LIBOR MXN NOK NZD RB TBA USD	British Pound General Obligation Indian Rupee Japanese Yen London Interbank Offered Rate Mexican Peso Norwegian Krone New Zealand Dollar Revenue Bonds To-be-announced US Dollar

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)	USD	790	$838,130
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		4,570	4,786,890
KKR CLO Trust, Series 2013-1A, Class A1, 1.45%, 7/15/25 (a)(b)		3,985	3,947,740
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.02%, 10/15/17 (a)(b)		5,951	5,914,194
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.43%, 4/12/24 (a)(b)		7,500	7,425,000
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class BT1, 1.25%, 2/15/45 (a)		1,500	1,491,585
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (a)		8,060	8,056,994
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (a)		11,470	11,439,994
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.91%, 11/25/24 (b)		5,310	5,582,849
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.69%, 1/18/24 (a)(b)		3,895	3,895,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		4,590	4,548,690
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		4,495	4,472,525
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.75%, 10/30/23 (a)(b)		6,920	6,964,980
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		7,845	7,766,550
PFS Financing Corp., Series 2012-AA, Class A, 1.38%, 2/15/16 (a)(b)		5,360	5,368,978
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		3,912	3,918,106
Series 2013-1A, Class A3, 1.33%, 5/15/19 (a)		2,220	2,209,590
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		1,357	1,360,579
Series 2012-1, Class B, 2.72%, 5/16/16		2,110	2,142,834
Series 2012-1, Class C, 3.78%, 11/15/17		2,845	2,908,859
Series 2012-2, Class C, 3.20%, 2/15/18		1,525	1,568,450
Series 2012-3, Class B, 1.94%, 12/15/16		5,430	5,490,311
Series 2012-3, Class C, 3.01%, 4/16/18		7,400	7,595,693
Series 2012-4, Class C, 2.94%, 12/15/17		5,135	5,235,857
Series 2012-5, Class B, 1.56%, 8/15/18		4,130	4,164,956
Series 2012-5, Class C, 2.70%, 8/15/18		1,965	1,977,376
Series 2012-6, Class B, 1.33%, 5/15/17		3,280	3,285,323
Series 2012-6, Class C, 1.94%, 3/15/18		2,260	2,243,647
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		8,180	8,159,746
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		15,260	14,933,268
Series 2013-2, Class B, 1.33%, 3/15/18		7,870	7,794,464
Series 2013-3, Class B, 1.19%, 5/15/18		7,090	6,999,744
Series 2013-A, Class A2, 0.80%, 10/17/16 (a)		2,265	2,262,735
Series 2013-A, Class A3, 1.02%, 1/16/18 (a)		8,725	8,720,637
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		4,920	4,917,048
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		1,905	1,905,953

Asset-Backed Securities		Par (000)	Value
Series 2013-A, Class D, 3.78%, 10/15/19 (a)	USD	1,240	$1,241,736
Scholar Funding Trust, Series 2011-A, Class A, 1.16%, 10/28/43 (a)(b)		8,046	8,002,138
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.44%, 7/15/36 (b)		8,390	8,152,664
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.65%, 3/15/22 (b)		4,099	3,995,675
Series 2004-B, Class A2, 0.45%, 6/15/21 (b)		6,648	6,535,301
Series 2004-B, Class B, 0.72%, 9/15/33 (b)		506	436,714
Series 2005-B, Class A2, 0.43%, 3/15/23 (b)		5,801	5,668,240
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,280	1,343,094
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		4,030	4,399,039
Series 2012-A, Class A1, 1.58%, 8/15/25 (a)(b)		2,189	2,205,698
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		10,665	11,177,592
Series 2012-C, Class A1, 1.28%, 8/15/23 (a)(b)		6,055	6,080,366
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,490,657
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		11,730	12,080,070
Series 2012-E, Class A1, 0.93%, 10/16/23 (a)(b)		4,041	4,035,357
Series 2012-E, Class A2B, 1.93%, 6/15/45 (a)(b)		1,000	1,016,109
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		14,945	14,607,632
Series 2013-A, Class A2B, 1.23%, 5/17/27 (a)(b)		10,060	9,943,545
Series 2013-B, Class A1, 0.83%, 7/15/22 (a)(b)		2,295	2,285,192
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		14,300	13,823,724
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.54%, 12/15/25 (a)(b)		7,080	7,068,637
Series 2008-5, Class A4, 1.97%, 7/25/23 (b)		7,925	8,282,283
Series 2013-C, Class A1, 1.03%, 2/15/22 (a)(b)		7,130	7,130,000
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,304,127
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		1,020	999,780
Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (a)		4,091	4,259,187
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		12,420	12,424,968
Series 2012-1A, Class A2, 2.67%, 7/17/24 (a)(b)		3,340	3,349,352
World Financial Network Credit Card Master Trust:
Series 2010-A, Class B, 6.75%, 4/15/19		3,525	3,830,836
Series 2012-C, Class A, 2.23%, 8/15/22		8,270	8,213,268
Series 2012-D, Class A, 2.15%, 4/17/23		10,105	9,854,204
Total Asset-Backed Securities — 19.0%			536,657,178

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Beverages — 0.0%
PepsiCo, Inc., 3.60%, 8/13/42	USD	1,000	$831,028
Capital Markets — 0.6%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22		7,024	7,787,108
3.63%, 1/22/23		7,545	7,214,967
Morgan Stanley, 3.80%, 4/29/16		2,235	2,352,393

			17,354,468
Chemicals — 0.6%
LYB International Finance BV:
4.00%, 7/15/23		1,612	1,598,111
5.25%, 7/15/43		37	36,384
LyondellBasell Industries NV, 5.00%, 4/15/19		12,996	14,305,295

			15,939,790
Commercial Banks — 0.5%
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,665,560
Consumer Finance — 0.1%
Discover Bank, 7.00%, 4/15/20		427	503,032
Discover Financial Services, 3.85%, 11/21/22		2,315	2,208,700

			2,711,732
Containers & Packaging — 0.0%
Rock Tenn Co., 4.00%, 3/01/23		1,385	1,341,889
Diversified Financial Services — 2.2%
Bank of America Corp.:
3.30%, 1/11/23		12,545	11,751,654
4.10%, 7/24/23		14,800	14,708,018
BP Capital Markets PLC, 2.75%, 5/10/23		4,400	4,018,674
Citigroup, Inc.:
4.45%, 1/10/17		1,850	2,003,121
3.38%, 3/01/23		3,105	2,954,619
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		8,901	9,751,499
4.38%, 8/06/23		1,466	1,466,828
General Electric Capital Corp., 5.30%, 2/11/21		2,665	2,898,395
JPMorgan Chase & Co.:
3.25%, 9/23/22		2,518	2,375,464
3.20%, 1/25/23		3,500	3,274,313
Novus USA Trust, Series 2013-1, 1.56%, 2/28/14 (a)(b)		6,320	6,310,520
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(c)(d)		2,375	—

			61,513,105
Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.:
3.65%, 9/14/18		15,100	15,910,764
2.45%, 11/01/22		2,550	2,261,037
5.15%, 9/15/23		10,927	11,711,406
3.85%, 11/01/42		16,943	13,379,040
6.55%, 9/15/43		13,047	14,729,241

			57,991,488
Electric Utilities — 0.8%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,191	1,527,743
5.95%, 12/15/36		1,270	1,296,951
Duke Energy Carolinas LLC, 4.25%, 12/15/41		3,240	3,050,965
Florida Power & Light Co., 5.69%, 3/01/40		400	466,118
Florida Power Corp., 5.90%, 3/01/33		780	886,152
Georgia Power Co., 3.00%, 4/15/16		4,115	4,291,509
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,500	2,998,977

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
MidAmerican Energy Holdings Co., 6.50%, 9/15/37	USD	875	$1,033,515
PacifiCorp, 6.25%, 10/15/37		4,200	5,082,008
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,605	2,689,970

			23,323,908
Energy Equipment & Services — 1.0%
Transocean, Inc.:
5.05%, 12/15/16		5,155	5,649,303
2.50%, 10/15/17		7,840	7,861,043
6.00%, 3/15/18		9,214	10,382,022
6.50%, 11/15/20		3,415	3,811,980

			27,704,348
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43		2,778	2,476,556
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		1,056	1,056,461
Edwards Lifesciences Corp., 2.88%, 10/15/18		4,986	4,966,370

			6,022,831
Health Care Providers & Services — 0.4%
Coventry Health Care, Inc., 5.45%, 6/15/21		3,659	4,064,428
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,380	1,375,864
WellPoint, Inc.:
1.88%, 1/15/18		4,225	4,187,985
2.30%, 7/15/18		267	267,123

			9,895,400
Independent Power Producers & Energy Traders — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,625,625
Insurance — 2.1%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	3,400	5,105,198
American International Group, Inc.:
3.80%, 3/22/17	USD	7,542	8,021,000
5.45%, 5/18/17		3,790	4,236,523
3.38%, 8/15/20		5,245	5,248,194
4.88%, 6/01/22		2,880	3,089,552
4.13%, 2/15/24		2,956	2,958,037
AXA SA, 5.25%, 4/16/40 (b)	EUR	1,950	2,776,303
Manulife Financial Corp., 3.40%, 9/17/15	USD	3,650	3,802,953
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		3,625	3,741,120
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	2,500	3,861,576
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	3,750	4,023,563
7.38%, 6/15/19		2,760	3,417,595
5.38%, 6/21/20		3,470	3,914,403
4.50%, 11/15/20		4,840	5,200,081

			59,396,098
IT Services — 0.2%
International Business Machines Corp., 3.38%, 8/01/23		6,670	6,580,609
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		3,105	3,496,488
Media — 2.0%
CBS Corp.:
4.63%, 5/15/18		1,635	1,790,075
8.88%, 5/15/19		3,650	4,665,945
5.75%, 4/15/20		1,305	1,457,603

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	USD	2,050	$2,889,936
Comcast Corp.:
5.88%, 2/15/18		4,079	4,759,051
4.65%, 7/15/42		9,369	8,909,291
COX Communications, Inc.:
2.95%, 6/30/23 (a)		2,210	1,907,550
8.38%, 3/01/39 (a)		8,375	9,934,090
4.70%, 12/15/42 (a)		208	168,456
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22		3,085	2,879,382
NBCUniversal Media LLC:
5.15%, 4/30/20		9,964	11,298,817
4.45%, 1/15/43		2,990	2,763,430
News America, Inc., 7.63%, 11/30/28		850	1,043,252
TCI Communications, Inc., 7.88%, 2/15/26		2,540	3,321,296

			57,788,174
Metals & Mining — 0.2%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		4,370	4,403,500
5.00%, 9/30/43		1,714	1,745,690

			6,149,190
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		5,432	5,542,753
Oil, Gas & Consumable Fuels — 2.3%
Apache Corp., 4.25%, 1/15/44		1,935	1,692,806
Energy Transfer Partners LP:
4.15%, 10/01/20		5,180	5,323,564
3.60%, 2/01/23		5,700	5,309,470
Enterprise Products Operating LLC, 4.45%, 2/15/43		2,180	1,928,541
Murphy Oil Corp.:
2.50%, 12/01/17		4,907	4,870,512
4.00%, 6/01/22		1,102	1,053,838
3.70%, 12/01/22		2,614	2,436,413
Noble Energy, Inc.:
8.25%, 3/01/19		2,250	2,811,665
4.15%, 12/15/21		2,430	2,529,810
6.00%, 3/01/41		2,740	3,083,396
Noble Holding International Ltd.:
3.95%, 3/15/22		940	906,715
5.25%, 3/15/42		3,955	3,601,498
Shell International Finance BV, 4.55%, 8/12/43		4,522	4,454,966
Total Capital International SA, 3.70%, 1/15/24		9,160	9,201,028
Western Gas Partners LP:
5.38%, 6/01/21		4,631	4,952,665
4.00%, 7/01/22		2,493	2,419,486
The Williams Cos., Inc.:
7.88%, 9/01/21		1,715	2,045,276
3.70%, 1/15/23		7,055	6,371,632

			64,993,281
Paper & Forest Products — 0.5%
International Paper Co., 4.75%, 2/15/22		12,199	12,847,450
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		1,750	1,736,947
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		1,149	1,095,082
Vornado Realty LP, 5.00%, 1/15/22		2,290	2,401,024

			3,496,106

Corporate Bonds		Par (000)	Value
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23	USD	5,133	$4,830,061
Software — 0.2%
Oracle Corp.:
2.50%, 10/15/22		4,400	4,056,153
3.63%, 7/15/23		240	239,359

			4,295,512
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 2.38%, 9/08/16		7,285	7,407,388
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		3,347	3,018,094
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		6,300	7,125,697
SBA Tower Trust, 5.10%, 4/15/42 (a)		600	647,665

			18,198,844
Total Corporate Bonds — 17.7%			498,749,241

Foreign Agency Obligations
Nexen, Inc.:
5.88%, 3/10/35		220	227,713
7.50%, 7/30/39		4,410	5,412,322
Petrobras International Finance Co., 3.88%, 1/27/16		14,340	14,795,854
Total Foreign Agency Obligations — 0.7%			20,435,889

Foreign Government Obligations
Mexico — 0.3%
United Mexican States:
4.00%, 10/02/23		6,650	6,608,437
7.50%, 4/08/33		640	812,800
Total Foreign Government Obligations — 0.3%			7,421,237

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.2%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.81%, 10/25/34 (b)		430	426,821
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.72%, 2/25/35 (b)		903	837,269
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		6,562	6,536,657
Series 2011-4R, Class 5A1, 2.58%, 5/27/36 (a)(b)		8,548	7,897,935
Series 2011-4R, Class 6A1, 2.65%, 5/27/36 (a)(b)		1,757	1,737,751
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (b)		1,691	1,485,072
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.45%, 10/25/35 (b)		6,637	5,605,551
Series 2006-2, Class A1, 0.36%, 12/25/36 (b)		1,279	1,069,383
MortgageIT Trust, Series 2004-1, Class A1, 0.96%, 11/25/34 (b)		2,045	1,935,206

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Residential Accredit Loans, Inc. Trust,
Series 2006-QO2, Class A1, 0.40%, 2/25/46 (b)	USD	3,949	$1,710,355
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 3A1, 2.60%, 11/25/34 (b)		5,659	5,596,865

			34,838,865
Commercial Mortgage-Backed Securities — 9.8%
BAMLL Commercial Mortgage Securities Trust,
Series 2012-CLRN, Class A, 1.33%, 8/15/29 (a)(b)		2,484	2,487,473
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	537,376
Series 2007-3, Class A1A, 5.86%, 6/10/49 (b)		7,242	7,927,446
Series 2007-3, Class A4, 5.86%, 6/10/49 (b)		1,565	1,742,041
Series 2007-3, Class AM, 5.86%, 6/10/49 (b)		3,840	4,243,284
Series 2007-4, Class A3, 6.00%, 2/10/51 (b)		3,678	3,784,439
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4, 252,658
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		990	1,060,882
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		6,346	6,990,395
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		4,395	4,847,923
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		4,379	4,883,122
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (b)		540	611,154
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B, 6.21%, 12/10/49 (b)		3,730	4,199,383
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		4,316	4,730,598
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,223,781
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,234,200
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		4,440	4,273,775
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,830	3,984,724
Credit Suisse Mortgage Capital Certificates:
Series 2007-C4, Class A3, 5.95%, 9/15/39 (b)		5,045	5,113,284
Series 2008-C1, Class A2, 6.25%, 2/15/41 (b)		3,473	3,494,442
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		10,710	11,857,951
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		3,115	3,488,800
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		11,281	11,275,468
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		3,352	3,347,107
Extended Stay America Trust:
Series 2013-ESFL, Class CFL, 1.68%, 12/05/31 (a)(b)		6,000	5,971,296

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)	USD	2,460	$2,416,837
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,405,692
GE Capital Commercial Mortgage Corp. Trust,
Series 2007-C1, Class A2, 5.42%, 12/10/49		8,462	8,465,639
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		1,800	2,021,758
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		2,520	2,743,043
Series 2007-GG9, Class A2, 5.38%, 3/10/39		11,974	12,269,239
Series 2007-GG9, Class AM, 5.48%, 3/10/39		560	590,043
Series 2007-GG9, Class AMFX, 5.48%, 3/10/39		410	428,735
GS Mortgage Securities Corp. Trust,
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		830	829,211
GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.59%, 11/10/39		1,470	1,592,729
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		4,488	4,526,456
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (b)		2,390	2,582,526
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		4,500	4,815,306
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (b)		9,032	9,982,000
Series 2007-CB18, Class A3, 5.45%, 6/12/47		319	323,969
Series 2007-CB20, Class AM, 6.08%, 2/12/51 (b)		4,748	5,343,550
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (b)		6,040	6,183,096
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		8,298	9,385,777
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		6,515	7,237,244
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		3,426	3,700,837
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 6.08%, 7/15/44 (b)		3,345	3,722,256
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		2,760	2,862,037
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		6,295	7,042,867
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (b)		3,765	3,954,267
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		1,540	1,723,571
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (b)		2,430	2,476,034
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		8,988	9,918,833
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,516,429
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		3,352	3,683,558
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (b)		4,145	4,446,263

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley ReREMIC Trust:
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)	USD	2,395	$2,398,974
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		2,765	2,740,104
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		2,420	2,334,550
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		4,736	4,769,133
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		4,796	5,208,862
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		385	385,051
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class B, 5.41%, 7/15/42 (b)		6,610	6,872,212
Wells Fargo Resecuritization Trust, Series 2012-IO,Class A, 1.75%, 8/20/21 (a)		4,258	4,244,178
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		5,200	4,959,687

			275,665,555
Interest Only Commercial Mortgage-Backed Securities — 1.6%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		65,905	3,823,149
Citigroup Commercial Mortgage Trust:
Series 2013-GC15, Class XA, 1.31%, 9/10/46 (b)		24,760	1,894,140
Series 2013-SMP, Class XA, 0.90%, 1/20/30		88,611	2,636,453
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.42%, 5/15/45 (b)		21,692	2,713,482
Series 2013-CR6, Class XA, 1.70%, 3/10/46 (b)		49,541	3,948,789
Series 2013-LC6, Class XA, 1.95%, 1/10/46 (b)		55,385	5,544,804
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.34%, 6/20/29 (a)(b)		3,325	26,058
Series 1997-C2, Class AX, 0.33%, 1/17/35 (b)		816	290
GS Mortgage Securities Corp. II:
Series 2013-KING, Class XA, 0.84%, 12/10/27 (a)(b)		37,535	1,420,078
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		27,855	1,513,526
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.20%, 6/15/45 (b)		20,151	2,076,165
Series 2013-LC11, Class XA, 1.73%, 4/15/46 (b)		22,873	2,289,522
Series 2013-LC11, Class XB, 0.73%, 4/15/46 (b)		4,040	182,580
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.89%, 2/15/46 (b)		18,825	1,937,121
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.86%, 3/15/45 (a)(b)		39,289	5,046,555
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.81%, 5/25/36 (a)(b)		7,064	95,703
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.98%, 12/15/45 (a)(b)		32,948	3,700,222

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-C12, Class XA, 1.67%, 3/15/48 (a)(b)	USD	51,864	$4,846,038
Series 2013-C15, Class XA, 0.87%, 8/15/46 (b)		34,841	1,533,611

			45,228,286
Total Non-Agency Mortgage-Backed Securities — 12.6%			355,732,706

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.25%, 6/01/77 (b)		710	553,800
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		4,930	4,905,350
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., 5.15%, 12/29/49 (b)		2,358	2,063,250
Insurance — 0.4%
American International Group, Inc., 818%, 5/15/68 (b)		2,305	2,698,003
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		1,534	1,725,750
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		2,206	2,161,880
XL Group PLC, 6.50%, 12/29/49 (b)		6,335	6,065,763

			12,651,396
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)		3,200	3,168,000
Total Capital Trusts — 0.8%			23,341,796

Trust Preferreds		Shares
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		133,685	3,672,327
Total Preferred Securities — 0.9%			27,014,123

Project Loans		Par (000)
Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23	USD	32	30,901
USGI Project, Series 87, 7.43%, 10/01/22		58	56,464
Total Project Loans — 0.0%			87,365

Taxable Municipal Bonds
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43		4,120	4,373,380
5.50%, 6/15/43		4,935	5,279,463
Total Taxable Municipal Bonds — 0.3%			9,652,843

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 1.9%
Fannie Mae, 6.63%, 11/15/30	USD	1,500	$2,004,982
Federal Farm Credit Bank, 2.63%, 4/17/14		14,000	14,192,304
Freddie Mac:
3.75%, 3/27/19		10,765	11,846,032
5.50%, 8/23/17		3,500	4,081,385
FREMF Mortgage Trust:
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)(b)		675	639,130
Series 2012-K711, Class B, 3.68%, 8/25/45 (b)		3,495	3,368,173
Series 2013-K712, Class B, 3.48%, 12/25/19 (a)		7,930	7,453,439
Resolution Funding Corp. Interest Strip:
1.56%, 10/15/18 (f)		4,575	4,231,299
1.61%, 7/15/18 (f)		4,575	4,236,079
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		146	151,053
Series 1996-20H, 7.25%, 8/01/16		107	111,814
Series 1996-20J, 7.20%, 10/01/16		102	106,809
Series 1996-20K, 6.95%, 11/01/16		311	326,990
Series 1997-20B, Class 1, 7.10%, 2/01/17		336	356,749
Series 1997-20F, Class 1, 7.20%, 6/01/17		71	76,584
Series 1997-20G, Class 1, 6.85%, 7/01/17		500	528,331

			53,711,153
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		449	461,715
Series 2004-88, Class HA, 6.50%, 7/25/34		566	595,471
Series 2005-29, Class AT, 4.50%, 4/25/35		233	245,177
Series 2005-29, Class WB, 4.75%, 4/25/35		1,080	1,162,847
Series 2005-48, Class AR, 5.50%, 2/25/35		1,199	1,298,324
Series 2005-62, Class CQ, 4.75%, 7/25/35		1,177	1,253,471
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		1,592	1,790,068
Series 2594, Class TV, 5.50%, 3/15/14		449	452,105
Series 2825, Class VP, 5.50%, 6/15/15		871	876,200
Series 2864, Class NA, 5.50%, 1/15/31		14	14,344
Series 2996, Class MK, 5.50%, 6/15/35		42	45,816

			8,195,538
Commercial Mortgage-Backed Securities — 1.5%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		17,489	20,049,436
Freddie Mac:
Series K027, Class A2, 2.64%, 1/25/23		6,440	6,126,005
Series K030, Class A2, 3.25%, 4/25/23 (b)		4,625	4,606,301
Series K031, Class A2, 3.30%, 4/25/23 (b)		10,150	10,130,664

			40,912,406
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		3,096	384,319

U.S. Government Sponsored Agency Securities	Par (000)			Value
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae:
Series 2013-M4, Class X1, 4.12%, 2/25/18 (b)	USD	51,942		$7,303,700
Series 2013-M5, Class X2, 2.53%, 1/25/21		11,758		1,594,220
Freddie Mac:
Series K019, Class X1, 1.88%, 3/25/22 (b)		9,785		1,096,712
Series K021, Class X1, 1.65%, 6/25/22 (b)		12,780		1,276,421
Series K025, Class X1, 1.03%, 10/25/22		39,318		2,473,602
Series K027, Class X1, 0.96%, 1/25/23 (b)		69,708		4,129,666
Series K707, Class X1, 1.69%, 1/25/47 (b)		21,644		1,482,284
Series K710, Class X1, 1.91%, 5/25/19 (b)		16,437		1,369,660
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		21,638		1,610,030
				22,336,295
Mortgage-Backed Securities — 43.0%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		4,980		5,089,199
2.50%, 10/01/28 (g)		89,600		90,104,000
2.67%, 12/01/34 (b)		837		890,029
2.97%, 3/01/41 (b)		1,236		1,289,392
3.00%, 10/01/28-10/01/43 (g)		113,282		111,988,492
3.15%, 3/01/41 (b)		1,460		1,519,055
3.23%, 12/01/40 (b)		2,723		2,853,713
3.35%, 6/01/41 (b)		6,381		6,667,382
3.50%, 9/01/41 (b)		4,735		4,945,861
3.50%, 7/01/28-10/01/43 (g)		101,966		104,407,814
4.00%, 1/01/25-10/01/43 (g)		113,803		119,764,209
4.50%, 2/01/25-10/01/43 (g)		87,875		93,870,052
4.75%, 8/01/38 (b)		639		678,075
5.00%, 11/01/32-10/01/43 (g)		62,108		67,478,624
5.50%, 10/01/13-10/01/43 (g)		48,803		53,212,485
6.00%, 5/01/16-10/01/43 (g)		35,879		39,469,373
6.50%, 5/01/40		11,032		12,192,436
7.00%, 12/01/15-6/01/32		127		135,631
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/28-10/01/43 (g)		46,234		45,684,330
3.03%, 2/01/41 (b)		2,350		2,455,334
3.50%, 10/01/28-10/01/43 (g)		33,400		34,249,750
4.00%, 10/01/28-10/01/43 (g)		72,700		76,039,533
4.50%, 10/01/41-10/01/43 (g)		57,256		60,928,191
5.00%, 7/01/35-10/01/43 (g)		26,804		28,945,385
5.22%, 11/01/38 (b)		123		130,554
5.50%, 11/01/13-10/01/43 (g)		16,275		17,607,030
6.00%, 12/01/13-12/01/32		1,176		1,235,045
6.50%, 7/01/17		25		26,315
8.00%, 11/01/22-10/01/25		5		5,628
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/43 (g)		23,700		23,422,264
3.50%, 2/15/42-10/15/43 (g)		51,187		52,803,998
4.00%, 11/20/40-10/15/43 (g)		41,042		43,508,921
4.50%, 5/20/41-2/15/42		65,315		70,687,653
5.00%, 12/15/38-10/15/43 (g)		37,397		40,789,868
5.50%, 3/15/32-11/15/33		17		18,742
6.00%, 12/15/36		313		345,411
7.50%, 11/15/29		—	(h)	496
9.00%, 7/15/18		1		561

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
9.50%, 11/15/16	USD	5	$5,152

			1,215,445,983
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.01%, 3/25/19 (f)		23	22,622
Total U.S. Government Sponsored Agency Securities — 47.5%			1,341,008,316

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 11/15/42		375	310,371
3.63%, 8/15/43		130,651	129,140,413
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		11,051	9,458,190
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		39,291	38,222,659
0.38%, 7/15/23		74,660	74,274,724
U.S. Treasury Notes:
0.38%, 8/31/15 (i)		236,870	237,147,612
0.25%, 9/30/15		4,730	4,722,981
0.88%, 9/15/16-1/31/18 (i)		190,909	192,206,357
1.50%, 8/31/18 (i)		85,602	86,170,483
1.38%, 9/30/18-1/31/20 (i)		233,859	229,630,970
1.13%, 4/30/20		205	194,878
2.13%, 8/31/20		39,490	39,838,618
2.50%, 8/15/23 (i)		16,992	16,819,726
Total U.S. Treasury Obligations — 37.5%			1,058,137,982
Total Long-Term Investments (Cost — $3,838,271,433) — 136.5%			3,854,896,880

Options Purchased			Value
(Cost — $691,549) — 0.0%			$5
Total Investments Before TBA Sale Commitments
(Cost — $3,838,962,982) — 136.5%			3,854,896,885

TBA Sale Commitments (g)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/28	USD	14,300	(14,380,437)
3.00%, 10/01/28-10/01/43		7,900	(7,734,844)
3.50%, 10/01/28-10/01/43		4,400	(4,490,219)
4.00%, 10/01/28-10/01/43		88,300	(92,813,325)
4.50%, 10/01/43		60,100	(64,184,925)
5.00%, 10/01/43		47,100	(51,074,062)
5.50%, 10/01/43		15,600	(17,004,000)
6.00%, 10/01/43		3,500	(3,828,125)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/43		23,200	(24,247,619)
4.50%, 10/01/43		15,700	(16,710,688)
5.00%, 10/01/43		5,700	(6,144,199)
5.50%, 10/01/43		100	(108,344)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/43		10,800	(11,102,063)
4.00%, 10/15/43		3,000	(3,164,062)
4.50%, 10/15/43		15,200	(16,358,250)
5.00%, 10/15/43		1,000	(1,088,594)
Total TBA Sale Commitments (Proceeds — $329,564,867) — (11.8)%			(334,433,756)
Total Investments Net of TBA Sale Commitments — 124.7%			3,520,463,129
Liabilities in Excess of Other Assets — (24.7)%			(696,908,703)

Net Assets — 100.0%			$2,823,554,426

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents a zero-coupon bond. Rate shown reflects the annualized yield at date of purchase.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(3,419,125)	$1,328
Citigroup Global Markets, Inc.	$43,997,760	$795,143
Credit Suisse Securities (USA) LLC	$96,039,658	$1,620,541
Deutsche Bank Securities, Inc.	$7,378,719	$488,359
Goldman Sachs & Co.	$51,564,115	$954,467
J.P. Morgan Securities LLC	$10,538,851	$(642,375)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(5,994,530)	$73,782
Morgan Stanley & Co. LLC	$43,167,360	$1,341,188
Nomura Securities International, Inc.	$(20,559,563)	$(283,813)

(h)	Par is less than $500.

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•

Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$5,511	$167

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.07%	4/12/13	Open	$142,800,000	$142,847,759
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	5/15/13	Open	5,145,962	5,147,750
BNP Paribas Securities Corp.	0.10%	9/30/13	10/01/13	200,250,000	200,250,556
Credit Suisse Securities (USA) LLC	0.05%	9/30/13	10/01/13	9,388,254	9,388,267
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.03)%	9/30/13	10/01/13	91,115,278	91,115,202
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	9/30/13	10/01/13	84,395,000	84,395,258
Total				$533,094,494	$533,144,792

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
613	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2013	USD	81,758,875	$1,617,624
6,089	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	1,341,197,397	2,265,743
(963)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	(116,568,140)	(1,525,426)
(2,333)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(294,869,328)	(4,718,344)
(184)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2013	USD	(26,145,250)	(575,880)
Total						$(2,936,283)

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,546,000	USD	1,492,454	Citibank N.A.	10/22/13	$7,618
MXN	26,302,000	USD	2,024,743	Morgan Stanley Capital Services LLC	10/22/13	(19,424)
USD	2,199,594	EUR	1,628,093	BNP Paribas S.A.	10/24/13	(3,102)
INR	395,632,000	USD	6,260,000	JPMorgan Chase Bank N.A.	12/18/13	(75,669)
INR	507,362,700	USD	7,995,000	Morgan Stanley Capital Services LLC	12/18/13	(64,148)
MXN	181,483,578	USD	13,940,000	Barclays Bank PLC	12/18/13	(164,983)
USD	6,970,000	JPY	688,330,714	BNP Paribas S.A.	12/18/13	(36,606)
Total						$(356,314)

•	Over-the-counter options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.24	10/01/13	EUR	40,800	$5

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	Centrally cleared credit default swaps — sold protection outstanding as of September 30, 2013 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	B+	USD	6,340	$45,001

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.50%[1]	3-month LIBOR	Chicago Mercantile	N/A		8/02/15	USD	718,035	$(1,222,952)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A		9/23/15	USD	718,795	(363,622)
1.17%[1]	3-month LIBOR	Chicago Mercantile	3/02/15	[2]	3/02/16	USD	71,215	(207,392)
1.24%[1]	3-month LIBOR	Chicago Mercantile	3/03/15	[2]	3/03/16	USD	284,860	(1,040,451)
3.94%[3]	3-month LIBOR	Chicago Mercantile	8/29/18	[2]	8/29/19	USD	71,215	172,625
4.02%[3]	3-month LIBOR	Chicago Mercantile	9/04/18	[2]	9/04/19	USD	284,860	880,075
2.71%[1]	3-month LIBOR	Chicago Mercantile	N/A		7/05/23	USD	2,700	(10,792)
3.77%[3]	3-month LIBOR	Chicago Mercantile	N/A		9/03/43	USD	21,990	440,462
Total								$(1,352,047)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	Over-the-counter credit default swaps — sold protection outstanding as of September 30, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	3,790	$(222,916)	$(536,313)	$313,397
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	1,000	(97,017)	(98,351)	1,334
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(485,083)	(472,528)	(12,555)
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,000	(97,017)	(99,595)	2,578
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,820	(194,042)	(269,897)	75,855
Total							$(1,096,075)	$(1,476,684)	$380,609

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Over-the-counter Interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	$(685,580)	—	$(685,580)
1.75%[2]	3-month LIBOR	Citibank N.A.	12/14/22	USD	800	(55,919)	—	(55,919)
2.80%[1]	3-month LIBOR	Barclays Bank PLC	4/23/43	USD	720	106,669	—	106,669
2.80%[1]	3-month LIBOR	Deutsche Bank AG	4/23/43	USD	7,880	1,167,432	—	1,167,432
3.04%[1]	3-month LIBOR	Bank of America N.A.	5/24/43	USD	13,975	1,459,087	—	1,459,087
3.05%[1]	3-month LIBOR	Deutsche Bank AG	5/24/43	USD	7,525	775,618	—	775,618
Total						$2,767,307	—	$2,767,307

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$402,271,954	$134,385,224	$536,657,178
Corporate Bonds	—	492,438,721	6,310,520	498,749,241
Foreign Agency Obligations	—	20,435,889	—	20,435,889
Foreign Government Obligations	—	7,421,237	—	7,421,237
Non-Agency Mortgage-Backed Securities	—	345,416,805	10,315,901	355,732,706
Preferred Securities	$3,672,327	23,341,796	—	27,014,123
Project Loans	—	—	87,365	87,365
Taxable Municipal Bonds	—	9,652,843	—	9,652,843
U.S. Government Sponsored Agency Securities	—	1,341,008,316	—	1,341,008,316
U.S. Treasury Obligations	—	1,058,137,982	—	1,058,137,982
Options Purchased:
Foreign Currency Exchange Contracts	—	5	—	5
Liabilities:
Investments:
TBA Sale Commitments	—	(334,433,756)	—	(334,433,756)
Total	$3,672,327	$3,365,691,792	$151,099,010	$3,520,463,129

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$438,165	—	$438,165
Foreign currency exchange contracts	—	7,618	—	7,618
Interest rate contracts	$3,883,367	5,001,968	—	8,885,335
Liabilities:
Credit contracts	—	(12,555)	—	(12,555)
Foreign currency exchange contracts	—	(363,932)	—	(363,932)
Interest rate contracts	(6,819,650)	(3,586,708)	—	(10,406,358)
Total	$(2,936,283)	$1,484,556	—	$(1,451,727)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	23

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,685,874	—	—	$8,685,874
Foreign currency at value	820,391	—	—	820,391
Cash pledged for financial futures contracts	1,982,000	—	—	1,982,000
Cash pledged as collateral for over-the-counter derivatives	610,000	—	—	610,000
Cash pledged for centrally cleared swaps	4,660,000	—	—	4,660,000
Cash pledged as collateral for reverse repurchase agreements	6,516,387	—	—	6,516,387
Liabilities:
Reverse repurchase agreements	—	$(533,144,792)	—	(533,144,792)
Cash received as collateral for over-the-counter derivatives	—	(2,800,000)	—	(2,800,000)
Total	$23,274,652	$(535,944,792)	—	$(512,670,140)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2012	$14,414,460	$18,120,000	$28,345,288	$142,353	$61,022,101
Transfers into Level 3	6,920,000	—	—	—	6,920,000
Transfers out of Level 3[2]	(14,273,629)	—	(25,608,760)	—	(39,882,389)
Accrued discounts/premiums	20,271	(1,947)	2,754	(337)	20,741
Net realized gain (loss)	28,359	(3,234)	35,689	319	61,133
Net change in unrealized appreciation/depreciation[3]	(14,306)	(4,299)	22,822	1,276	5,493
Purchases	131,311,911	6,320,000	11,761,352	—	149,393,263
Sales	(4,021,842)	(18,120,000)	(4,243,244)	(56,246)	(26,441,332)
Closing Balance, as of September 30, 2013	$134,385,224	$6,310,520	$10,315,901	$87,365	$151,099,010

[2]

As of September 30, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $39,882,389 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $312.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments September 30, 2013	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)	USD	3,000	$2,827,500
Adirondack Park CLO Ltd.:
Series 2013-1A, Class D, 3.92%, 4/15/24 (a)(b)		3,500	3,351,250
Series 2013-1A, Class E, 4.92%, 4/15/24 (a)(b)		5,000	4,537,500
ALM Loan Funding:
Series 2013-7R2A, Class B, 2.86%, 4/24/24 (a)(b)		4,000	3,820,000
Series 2013-7RA, Class C, 3.71%, 4/24/24 (a)(b)		16,150	15,242,370
Series 2013-7RA, Class D, 5.26%, 4/24/24 (a)(b)		5,175	4,753,237
ALM V Ltd., Series 2012-5A, Class D, 5.76%, 2/13/23 (a)(b)		9,245	8,878,898
Apidos CLO XII, Series 2013-12A, Class D, 3.32%, 4/15/25 (a)(b)		1,000	930,900
ARES Enhanced Loan Investment Strategy II Ltd., Series 2005-2A, Class C1, 2.11%, 1/26/20 (a)(b)		2,750	2,670,800
Atrium CDO Corp., Series 10A, Class D, 3.78%, 7/16/25 (a)(b)		1,000	948,500
Battalion CLO Ltd., Series 2013-4A, Class C, 3.64%, 10/22/25 (a)(b)		2,750	2,579,775
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.77%, 7/15/24 (a)(b)		2,000	1,869,000
BlueMountain CLO Ltd., Series 2013-1A,Class C, 3.67%, 5/15/25 (a)(b)		1,000	945,000
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.27%, 4/17/25 (a)(b)		1,000	927,500
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-1A, Class C, 4.26%, 2/14/25 (a)(b)		2,000	1,968,200
Series 2013-2A, Class D, 4.02%, 4/18/25 (a)(b)		2,250	2,165,625
Cavalry CLO II:
Series 2A, Class C, 3.12%, 1/17/24 (a)(b)		4,500	4,342,500
Series 2A, Class D, 4.27%, 1/17/24 (a)(b)		1,000	975,000
Cent CLO LP, Series 2013-17A, Class C, 3.79%, 1/30/25 (a)(b)		1,000	951,400
Central Park CLO Ltd., Series 2011-1A, Class D, 3.46%, 7/23/22 (a)(b)		2,250	2,160,000
CFIP CLO Ltd., Series 2013-1A, Class D, 4.02%, 4/20/24 (a)(b)		2,000	1,860,000
CIFC Funding Ltd.: Series 2012-1A, Class B1L, 5.51%, 8/14/24 (a)(b)		2,250	2,258,325
Series 2013-2A, Class B1L, 3.93%, 4/21/25 (a)(b)		1,750	1,653,750
ColumbusNova CLO Ltd., Series 2006-1A, Class D, 1.82%, 7/18/18 (a)(b)		2,000	1,911,600
ECP CLO Ltd., Series 2013-5A, Class C, 3.82%, 1/20/25 (a)(b)		4,250	3,979,700
EXUMR, Series 2006-4X, Class E, 4.30%, 12/22/49 (c)(d)(e)		1,905	723,720
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.91%, 3/21/24 (a)(b)		3,850	3,710,630
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.77%, 10/25/24 (a)(b)		1,650	1,654,620
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.66%, 11/15/24 (a)(b)		1,000	992,500
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.56%, 4/25/25 (a)(b)		1,500	1,404,150
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25 (a)(b)		2,000	1,900,200

Asset-Backed Securities		Par (000)	Value
ING Investment Management CLO Ltd., Series 2013-2A, Class C, 3.77%, 4/25/25 (a)(b)	USD	1,250	$1,178,750
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.27%, 11/05/24 (a)(b)		4,000	3,938,400
Marine Park CLO Ltd., Series 2012-1A, Class D, 6.01%, 5/18/23 (a)(b)		2,500	2,387,500
Mill Creek CLO Ltd., Series 2011-1A, Class E, 7.02%, 1/20/22 (a)(b)		5,500	5,512,430
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.57%, 4/12/24 (a)(b)		1,000	940,000
Neuberger Berman CLO Ltd., Series 2013-15A, Class D, 3.50%, 10/15/25 (a)(b)		2,500	2,313,785
Octagon Investment Partners XV Ltd.:
Series 2013-1A, Class D, 3.82%, 1/19/25 (a)(b)		5,935	5,683,059
Series 2013-1A, Class E, 5.02%, 1/19/25 (a)(b)		3,000	2,734,980
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.62%, 7/17/25 (a)(b)		1,250	1,183,875
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class D, 3.47%, 10/25/25 (a)(b)		1,000	937,890
Series 2013-1A, Class E, 4.87%, 10/25/25 (a)(b)		1,000	898,110
OZLM Funding III Ltd., Series 2013-3A, Class B, 3.37%, 1/22/25 (a)(b)		4,500	4,390,200
OZLM Funding Ltd.:
Series 2012-2A, Class C, 4.62%, 10/30/23 (a)(b)		1,000	996,800
Series 2013-4A, Class C, 3.52%, 7/22/25 (a)(b)		2,000	1,848,400
Regatta Funding LP: Series 2013-2A, Class C, 4.27%, 1/15/25 (a)(b)		2,750	2,706,825
Series 2013-2A, Class D, 5.77%, 1/15/25 (a)(b)		4,500	4,293,000
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.12%, 7/15/25 (a)(b)		1,750	1,680,000
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.86%, 7/28/21 (a)(b)		1,250	1,200,000
Tyron Park CLO Ltd.:
Series 2013-1A, Class C, 3.77%, 7/15/25 (a)(b)		2,250	2,137,500
Series 2013-1A, Class D, 4.67%, 7/15/25 (a)(b)		3,200	2,816,320
Total Asset-Backed Securities — 1.2%			138,671,974

Common Stocks		Shares
Auto Components — 1.0%
Dana Holding Corp.		231,061	5,277,433
Delphi Automotive PLC		279,300	16,316,706
The Goodyear Tire & Rubber Co. (c)		4,287,082	96,244,991
Lear Corp.		10,350	740,750

			118,579,880
Automobiles — 1.4%
General Motors Co. (c)		4,545,392	163,497,750
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (c)		175,338	2,077,755
Capital Markets — 1.1%
American Capital Ltd. (c)		9,132,000	125,565,000
E*Trade Financial Corp. (c)		414,700	6,842,550
Freedom Pay, Inc. (c)		314,534	3

			132,407,553

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 0.3%
Advanced Emissions Solutions, Inc. (c)	155,110	$6,626,299
Huntsman Corp.	1,362,400	28,079,064

		34,705,363
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT	1,108,793	3,105
Adelphia Recovery Trust, Series ACC-4 INT (c)	34,394,678	343,947
Adelphia Recovery Trust, Series Arahova INT	242,876	2,429
Adelphia Recovery Trust, Series Frontiervision INT	131,748	1,331

		350,812
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc. (c)	401,700	2,530,710
Level 3 Communications, Inc. (c)	574,180	15,324,864

		17,855,574
Electrical Equipment — 0.0%
Medis Technologies Ltd. (c)	852,625	9
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Corp. (c)	1,101,209	21,704,829
Pinnacle Entertainment, Inc. (c)	351,832	8,813,392
Travelport Worldwide Ltd.	13,142,372	12,748,101

		43,266,322
Insurance — 0.4%
American International Group, Inc.	1,007,295	48,984,756
Machinery — 0.0%
Reunion Industries, Inc. (c)	8,341	584
Media — 0.3%
Cablevision Systems Corp., Class A	1,155,360	19,456,262
Clear Channel Outdoor Holdings, Inc.,
Class A (c)	148,418	1,217,028
HMH Holdings (Education Media)	181,221	5,413,973
Loral Space & Communications, Inc.	90,995	6,163,091

		32,250,354
Metals & Mining — 0.1%
African Minerals Ltd. (c)	736,359	2,682,221
Peninsula Energy Ltd. (c)(f)	255,393,495	6,001,235

		8,683,456
Oil, Gas & Consumable Fuels — 0.3%
African Petroleum Corp. Ltd. (c)	5,561,495	622,596
Laricina Energy Ltd. (c)	376,471	12,930,968
Osum Oil Sands Corp. (c)	1,600,000	19,680,598

		33,234,162
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (c)	2,303,699	8,834,145
Ainsworth Lumber Co. Ltd. (c)	1,315,439	5,057,170
Ainsworth Lumber Co. Ltd. (c)	925,544	3,558,229
NewPage Corp. (c)	122,280	10,393,800
Western Forest Products, Inc.	1,996,629	2,781,576

		30,624,920
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (c)	1,381	36,127
Software — 0.1%
kCAD Holdings I Ltd. (c)	2,860,032,041	16,302,183
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (c)	1,601,870	35,193,084
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (c)	377,649	27,579,706

Common Stocks		Shares	Value
Wireless Telecommunication Services (concluded)
SBA Communications Corp., Class A (c)		377,649	$30,385,639

			57,965,345
Total Common Stocks — 6.5%			776,015,989

Corporate Bonds	Par (000)
Advertising — 0.1%
Checkout Holding Corp., 9.49%, 11/15/15 (a)(g)	USD	8,190	6,726,037
Aerospace & Defense — 0.5%
Bombardier, Inc., 4.25%, 1/15/16 (a)		19,693	20,431,487
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		3,915	4,208,625
7.13%, 3/15/21		13,100	14,115,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		16,656	18,113,400
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		7,557	7,783,710

			64,652,472
Airlines — 0.6%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		14,505	14,335,291
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		20,855	21,219,963
Continental Airlines Pass-Through Trust, Series 1999-1, Class B, 6.80%, 2/02/20		398	409,939
National Air Cargo Group, Inc.:
12.38%, 8/16/15		4,815	4,812,115
12.38%, 8/16/15		4,750	4,747,166
Scandinavian Airlines System Denmark-Norway- Sweden, 9.65%, 6/16/14	EUR	800	1,103,944
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	USD	9,518	10,041,818
Series 2012-2, Class B, 6.75%, 12/03/22		5,735	5,864,037
US Airways Group, Inc., 6.13%, 6/01/18		10,235	9,812,806

			72,347,079
Auto Components — 0.9%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	6,700	11,660,192
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	5,300	5,527,900
Delphi Corp.:
6.13%, 5/15/21		3,210	3,506,925
5.00%, 2/15/23		5,470	5,647,775
GKN Holdings PLC, 5.38%, 9/19/22	GBP	7,140	11,970,973
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)	USD	5,440	5,861,600
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	4,573	6,248,451
Schaeffler Holding Finance BV, 6.88%, 8/15/18 (e)		12,200	17,288,752
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		13,164	18,079,619
Titan International, Inc.:
7.88%, 10/01/17	USD	1,166	1,241,207
6.88%, 10/01/20 (a)		12,715	12,810,363
7.88%, 10/01/17 (a)		3,510	3,736,395

			103,580,152
Automobiles — 0.8%
General Motors Co.:
4.88%, 10/02/23 (a)		30,730	30,038,575
6.25%, 10/02/43 (a)		44,280	43,615,800

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets

Corporate Bonds	Par (000)		Value
Automobiles (concluded)
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	11,086	$19,948,341

			93,602,716
Biotechnology — 0.1%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(e)	USD	10,004	10,216,585
Building Products — 0.7%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		17,073	17,073,000
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		9,975	10,723,125
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	4,590	6,639,597
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20		1,929	3,096,191
Interline Brands, Inc., 7.50%, 11/15/18	USD	3,670	3,885,613
Lafarge SA, 4.75%, 9/30/20	EUR	8,715	11,922,651
The Ryland Group, Inc., 6.63%, 5/01/20	USD	4,025	4,165,875
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	4,404	6,717,592
USG Corp., 9.75%, 1/15/18	USD	20,889	24,179,017

			88,402,661
Capital Markets — 0.2%
American Capital Ltd., 6.50%, 9/15/18 (a)		1,200	1,212,000
E*Trade Financial Corp.:
1.83%, 8/31/19 (a)(g)(h)		1,420	2,265,788
Series A, 1.83%, 8/31/19 (g)(h)		328	523,365
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		6,064	5,973,040
Lehman Brothers Holdings, Inc.:
4.75%, 1/16/14 (b)(c)(d)	EUR	14,545	5,214,461
0.00%, 2/05/14 (b)(c)(d)		22,800	8,019,697
5.38%, 10/17/12 (b)(c)(d)		4,550	1,631,199

			24,839,550
Chemicals — 2.2%
Ashland, Inc., 3.88%, 4/15/18	USD	5,000	4,937,500
Axiall Corp., 4.88%, 5/15/23 (a)		4,388	4,157,630
Celanese U.S. Holdings LLC, 5.88%, 6/15/21		9,775	10,214,875
Chemtura Corp., 5.75%, 7/15/21		6,600	6,583,500
Huntsman International LLC:
8.63%, 3/15/20		4,340	4,774,000
4.88%, 11/15/20		7,885	7,471,037
8.63%, 3/15/21		12,415	13,780,650
INEOS Finance PLC, 7.50%, 5/01/20 (a)		10,538	11,302,005
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		11,285	11,031,087
6.50%, 8/15/18	EUR	11,623	15,409,697
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	1,590	1,637,700
Momentive Performance Materials, Inc., 8.88%, 10/15/20		30,271	31,784,550
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		4,370	4,348,150
NOVA Chemicals Corp., 8.63%, 11/01/19		8,646	9,553,830
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		7,315	7,278,425
Orion Engineered Carbons Bondco GmbH, 10.00%, 6/15/18	EUR	6,802	10,215,539
Perstorp Holding AB, 8.75%, 5/15/17 (a)	USD	5,665	5,877,437
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		6,051	5,929,980
PolyOne Corp., 5.25%, 3/15/23 (a)		10,416	9,843,120
Rain CII Carbon LLC/CII Carbon Corp.:
8.25%, 1/15/21 (a)		9,441	9,488,205
8.50%, 1/15/21	EUR	810	1,090,330
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	43,654	43,872,270

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)	USD	4,124	$4,093,070
Tronox Finance LLC, 6.38%, 8/15/20		8,188	8,106,120
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		17,000	17,765,000
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 5.75%, 2/01/21	EUR	3,000	4,068,698

			264,614,405
Commercial Banks — 0.6%
CIT Group, Inc.:
6.63%, 4/01/18 (a)	USD	7,460	8,206,000
5.50%, 2/15/19 (a)		37,549	39,426,450
6.00%, 4/01/36		21,122	20,473,724
Lloyds Bank PLC, 11.88%, 12/16/21 (b)	EUR	1,576	2,617,143

			70,723,317
Commercial Services & Supplies — 4.4%
ACCO Brands Corp., 6.75%, 4/30/20	USD	1,482	1,483,853
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		8,980	9,473,900
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	10,222	14,658,568
ARAMARK Corp., 5.75%, 3/15/20 (a)	USD	22,415	22,639,150
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	7,768,944
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		301	322,070
Ceridian Corp.:
11.25%, 11/15/15		4,170	4,211,700
8.88%, 7/15/19 (a)		64,583	73,947,535
11.00%, 3/15/21 (a)		51,456	59,560,320
Covanta Holding Corp., 6.38%, 10/01/22		11,605	11,887,976
Darling International, Inc., 8.50%, 12/15/18		1,225	1,353,625
GCL Holdings SCA:
9.38%, 4/15/18	EUR	2,588	3,763,765
9.38%, 4/15/18 (a)		5,145	7,482,447
HD Supply, Inc.:
8.13%, 4/15/19	USD	47,409	52,623,990
11.00%, 4/15/20		63,717	76,301,107
7.50%, 7/15/20 (a)		69,741	72,269,111
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(e)		10,152	10,431,180
IVS F. SpA, 7.13%, 4/01/20	EUR	8,051	10,932,643
La Financiere Atalian SA, 7.25%, 1/15/20		5,370	7,264,807
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	28,705	31,001,400
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		1,504	1,473,920
Mobile Mini, Inc., 7.88%, 12/01/20		9,500	10,331,250
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		8,220	8,343,300
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		2,382	2,646,998
Verisure Holding AB:
8.75%, 9/01/18	EUR	3,413	5,055,920
Series B, 8.75%, 12/01/18		2,957	4,250,402
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	12,797	13,372,865

			524,852,746
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		36,739	38,759,645
6.50%, 1/15/28		2,175	1,816,125
6.45%, 3/15/29		6,454	5,453,630

			46,029,400

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets

Corporate Bonds		Par (000)	Value
Computer Services — 0.3%
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	8,810	$9,338,600
6.63%, 11/01/19		28,630	29,202,600

			38,541,200
Construction & Engineering — 0.3%
Aguila 3 SA:
7.88%, 1/31/18 (a)		12,160	12,707,200
7.88%, 1/31/18 (a)		8,277	8,649,465
Texas Industries, Inc., 9.25%, 8/15/20		8,328	9,160,800
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		5,371	5,156,160

			35,673,625
Construction Materials — 0.0%
Cemex SAB de CV, 5.88%, 3/25/19 (a)		5,910	5,673,600
Consumer Finance — 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17		7,869	8,341,140
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17 (a)	EUR	313	450,102
7.38%, 10/15/17 (a)	USD	2,935	3,140,450
9.13%, 10/15/20 (a)		6,424	6,809,440
9.25%, 10/15/20 (a)	EUR	2,457	3,465,488
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.:
7.38%, 10/15/17		3,022	4,345,714
9.13%, 10/15/20 (a)	USD	16,427	17,330,485
7.00%, 11/15/20 (a)		11,564	11,101,440
5.00%, 11/15/22	EUR	7,830	10,195,588
Ball Corp.:
6.75%, 9/15/20	USD	1,626	1,758,113
4.00%, 11/15/23		16,440	14,754,900
Berry Plastics Corp., 9.75%, 1/15/21		5,601	6,469,155
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	15,108	20,470,341
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	2,847	2,975,115
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		6,593	6,032,595
Graphic Packaging International, Inc., 7.88%, 10/01/18		3,730	4,065,700
Greif Luxembourg Finance SCA, 7.38%, 7/15/21 (a)	EUR	2,085	3,180,332
OI European Group BV, 4.88%, 3/31/21		8,846	12,206,661
Pactiv LLC, 7.95%, 12/15/25	USD	16,537	15,048,670
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		9,346	10,514,250

			154,314,539
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		3,135	3,307,425
Diversified Financial Services — 2.4%
Ally Financial, Inc.:
8.00%, 3/15/20		8,339	9,589,850
7.50%, 9/15/20		4,901	5,507,499
8.00%, 11/01/31		77,187	86,835,375
8.00%, 11/01/31		27,338	30,413,525
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		9,621	9,789,367
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		1,825	1,688,125
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (a)		21,110	21,162,652
Series 2012-1, Class B, 6.50%, 5/30/21 (a)		4,124	4,334,704

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
EC Finance PLC, 9.75%, 8/01/17	EUR	12,791	$18,818,437
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	7,868	8,713,810
4.25%, 5/15/23 (a)		11,846	10,824,283
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		36,020	37,730,950
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		13,880	13,741,200
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		14,992	14,692,160
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		784	770,280
Springleaf Finance Corp.:
6.90%, 12/15/17		3,020	3,155,900
7.75%, 10/01/21 (a)		1,348	1,398,550
8.25%, 10/01/23 (a)		2,449	2,546,960

			281,713,627
Diversified Telecommunication Services — 3.3%
Avaya, Inc.:
7.00%, 4/01/19 (a)		9,570	8,947,950
10.50%, 3/01/21 (a)		18,229	14,765,490
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		6,180	6,102,750
CenturyLink, Inc., 5.63%, 4/01/20		23,936	23,367,520
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(e)		16,970	16,885,150
Consolidated Communications Finance Co., 10.88%, 6/01/20		10,310	11,804,950
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		16,856	15,760,360
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		45,555	47,263,313
Level 3 Communications, Inc., 8.88%, 6/01/19		6,755	7,227,850
Level 3 Financing, Inc.:
8.13%, 7/01/19		40,992	43,861,440
7.00%, 6/01/20		11,799	11,916,990
8.63%, 7/15/20		20,460	22,352,550
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(d)(h)		14,623	7,311
Telecom Italia SpA, 5.88%, 5/19/23	GBP	15,150	22,716,957
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	8,444	11,651,939
6.75%, 8/15/24		13,069	18,034,011
TW Telecom Holdings, Inc.:
5.38%, 10/01/22	USD	9,640	9,206,200
5.38%, 10/01/22 (a)		6,700	6,398,500
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	858	1,216,113
6.38%, 7/01/20 (a)		12,406	17,584,034
Verizon Communications, Inc., 5.15%, 9/15/23	USD	40,660	43,578,819
Windstream Corp.:
7.88%, 11/01/17		7,825	8,724,875
7.75%, 10/15/20		5,753	5,939,973
6.38%, 8/01/23		8,754	8,009,910
Ziggo BV, 3.63%, 3/27/20	EUR	3,893	5,207,397

			388,532,352
Electric Utilities — 2.4%
DPL, Inc.:
6.50%, 10/15/16	USD	6,483	6,871,980
7.25%, 10/15/21		20,662	21,126,895
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		10,677	10,863,847
11.25%, 12/01/18 (a)(e)		43,665	28,819,099
10.00%, 12/01/20		149,208	157,227,930

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
10.00%, 12/01/20 (a)	USD	33,165	$34,823,250
12.25%, 3/01/22 (a)		12,216	13,743,000
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		186	155,430
Homer City Generation LP, 8.73%, 10/01/26 (e)		11,210	11,546,300
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,638	2,439,516

			287,617,247
Electrical Equipment — 0.4%
General Cable Corp., 5.75%, 10/01/22 (a)	USD	18,460	17,675,450
GrafTech International Ltd., 6.38%, 11/15/20		5,000	5,050,000
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	12,690	17,339,349
Trionista TopCo GmbH, 6.88%, 4/30/21		2,927	4,068,688

			44,133,487
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc.:
5.50%, 4/15/23		4,490	5,889,032
5.50%, 9/01/22 (a)	USD	2,495	2,407,675
Techem GmbH, 6.13%, 10/01/19 (a)	EUR	891	1,295,794

			9,592,501
Energy Equipment & Services — 1.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	9,247	9,686,233
Cie Generale de Geophysique—Veritas:
7.75%, 5/15/17		3,176	3,259,370
6.50%, 6/01/21		20,140	20,542,800
Gulfmark Offshore, Inc., 6.38%, 3/15/22		3,815	3,815,000
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		6,994	7,063,940
Offshore Group Investment Ltd., 7.13%, 4/01/23		20,623	20,107,425
Oil States International, Inc.:
6.50%, 6/01/19		17,605	18,661,300
5.13%, 1/15/23 (a)		7,820	8,562,900
Pacific Drilling SA, 5.38%, 6/01/20 (a)		15,057	14,680,575
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		12,160	13,193,600
Seadrill Ltd., 5.63%, 9/15/17 (a)		32,576	32,901,760

			152,474,903
Food & Staples Retailing — 0.5%
Co-operative Group Holdings:
6.88%, 7/08/20 (i)	GBP	6,150	9,309,131
7.50%, 7/08/26 (i)		2,000	2,994,982
Findus Bondco SA:
9.50%, 7/01/18		3,687	6,274,825
9.13%, 7/01/18	EUR	6,232	8,915,744
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp., 4.88%, 5/01/21 (a)	USD	13,174	12,251,820
Rite Aid Corp.:
9.25%, 3/15/20		7,035	7,984,725
6.75%, 6/15/21 (a)		9,227	9,584,546

			57,315,773
Food Products — 0.5%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	9,911	16,847,257
8.75%, 6/15/20		5,970	10,196,842
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)	USD	526	501,673
Post Holdings, Inc., 7.38%, 2/15/22		8,510	8,946,137
Smithfield Foods, Inc., 6.63%, 8/15/22		8,740	9,013,125
Sun Merger Sub, Inc.: 5.25%, 8/01/18 (a)		12,716	13,033,900

Corporate Bonds		Par (000)	Value
Food Products (concluded)
5.88%, 8/01/21 (a)	USD	4,644	$4,707,855

			63,246,789
Health Care Equipment & Supplies — 1.1%
Alere, Inc.:
8.63%, 10/01/18		11,292	12,167,130
6.50%, 6/15/20 (a)		1,537	1,523,551
Biomet, Inc.:
6.50%, 8/01/20		36,063	37,235,047
6.50%, 10/01/20		14,912	15,117,040
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		9,376	10,196,400
7.75%, 4/15/18		4,190	4,148,100
9.88%, 4/15/18		7,390	7,833,400
Hanger, Inc., 7.13%, 11/15/18		4,032	4,294,080
Hologic, Inc., 6.25%, 8/01/20		11,063	11,519,349
Kinetic Concepts, Inc./KCI USA, Inc.:
10.50%, 11/01/18		951	1,049,666
12.50%, 11/01/19		5,747	6,005,615
Ontex IV SA:
7.50%, 4/15/18	EUR	368	520,252
7.50%, 4/15/18 (a)		2,870	4,057,401
9.00%, 4/15/19		10,991	15,724,157

			131,391,188
Health Care Providers & Services — 3.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	9,615	10,312,087
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		12,463	12,681,103
8.00%, 11/15/19		4,000	4,195,000
7.13%, 7/15/20		13,681	13,817,810
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		5,048	4,991,210
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		695	771,450
5.75%, 2/15/21 (a)		180	184,950
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		260	288,600
HCA Holdings, Inc., 6.25%, 2/15/21		7,412	7,532,445
HCA, Inc.:
6.50%, 2/15/20		40,169	43,533,154
7.88%, 2/15/20		18,125	19,541,016
7.25%, 9/15/20		13,110	14,257,125
5.88%, 3/15/22		23,032	23,665,380
4.75%, 5/01/23		6,979	6,568,984
Health Management Associates, Inc., 7.38%, 1/15/20		3,270	3,582,694
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		1,904	1,975,400
IDH Finance PLC:
6.00%, 12/01/18	GBP	4,356	7,078,412
6.00%, 12/01/18 (a)		1,700	2,762,466
Priory Group No. 3 PLC:
7.00%, 2/15/18		10,617	17,660,626
7.00%, 2/15/18 (a)		6,799	11,309,654
Symbion, Inc., 8.00%, 6/15/16	USD	6,870	7,247,850
Teleflex, Inc., 6.88%, 6/01/19		6,560	6,920,800
Tenet Healthcare Corp.:
6.25%, 11/01/18		31,164	33,267,570
6.75%, 2/01/20		5,901	5,886,247
8.00%, 8/01/20		3,639	3,857,340
6.00%, 10/01/20 (a)		11,828	12,094,130
4.50%, 4/01/21		8,757	8,209,687

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
4.38%, 10/01/21 (a)	USD	32,702	$30,167,595
8.13%, 4/01/22 (a)		44,142	46,073,213
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,360	14,562,400
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		8,745	9,379,013
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	10,179	16,314,086

			400,689,497
Hotels, Restaurants & Leisure — 2.4%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/15	USD	8,540	7,600,600
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		3,905	3,944,050
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	15,350	21,493,073
Diamond Resorts Corp., 12.00%, 8/15/18	USD	31,693	35,179,230
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	4,347	7,213,332
Gala Group Finance PLC, 8.88%, 9/01/18		15,250	26,728,115
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	16,110	22,720,684
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	1,085	1,139,250
5.88%, 3/15/21		4,625	4,335,937
MGM Resorts International:
8.63%, 2/01/19		5,135	5,905,250
6.75%, 10/01/20		3,077	3,230,850
6.63%, 12/15/21		3,902	4,038,570
MTR Gaming Group, Inc., 11.50%, 8/01/19		14,794	16,236,058
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		9,209	9,393,180
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		5,017	5,292,935
PNK Finance Corp., 6.38%, 8/01/21 (a)		14,702	14,996,040
Scientific Games Corp., 8.13%, 9/15/18		1,800	1,921,500
Scientific Games International, Inc., 9.25%, 6/15/19		185	199,338
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		14,311	13,631,227
Station Casinos LLC, 7.50%, 3/01/21		29,195	30,873,713
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		29,820	29,820,000
Travelport LLC/Travelport Holdings, Inc.:
6.39%, 3/01/16 (a)(e)		2,621	2,535,522
13.88%, 3/01/16 (a)(e)		16,475	17,134,141
11.88%, 9/01/16 (a)		495	485,050
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (a)		3,590	646,123

			286,693,768
Household Durables — 2.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21 (a)		3,673	3,673,000
Beazer Homes USA, Inc., 6.63%, 4/15/18		16,197	17,006,850
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		14,073	14,143,365
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		10,392	10,184,160
D.R. Horton, Inc., 4.38%, 9/15/22		4,577	4,165,070
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (a)		35,292	37,144,830
9.13%, 11/15/20 (a)		2,685	2,906,513
KB Home, 7.50%, 9/15/22		7,992	8,311,680
Lennar Corp., 4.75%, 11/15/22		13,245	12,185,400
Magnolia BC SA, 9.00%, 8/01/20	EUR	9,977	13,802,430
Pulte Group, Inc., 6.38%, 5/15/33	USD	6,170	5,506,725
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		36,781	40,459,100
Standard Pacific Corp.:
10.75%, 9/15/16		21,572	25,778,540

Corporate Bonds		Par (000)	Value
Household Durables (concluded)
8.38%, 1/15/21	USD	41,549	$46,742,625
William Lyon Homes, Inc., 8.50%, 11/15/20		10,155	10,713,525
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		16,980	16,980,000

			269,703,813
Household Products — 1.1%
Libbey Glass, Inc., 6.88%, 5/15/20		4,463	4,753,095
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19		15,046	15,986,375
9.00%, 4/15/19		18,690	19,624,500
7.88%, 8/15/19		3,482	3,830,200
9.88%, 8/15/19		6,741	7,313,985
5.75%, 10/15/20		52,716	52,913,685
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (a)		6,568	6,847,140
6.63%, 11/15/22 (a)		9,280	9,628,000
Spectrum Brands, Inc., 6.75%, 3/15/20		642	682,125
Zobele Holding SpA, 7.88%, 2/01/18	EUR	2,399	3,389,620

			124,968,725
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., 7.50%, 2/15/21 (a)	USD	5,814	6,177,375
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		2,794	2,821,737
Series C, 9.68%, 7/02/26		22,257	23,592,420
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		2,585	2,843,500
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		6,960	7,377,557
NRG Energy, Inc.:
7.63%, 1/15/18		7,693	8,519,997
7.63%, 5/15/19		11,935	12,591,425
7.88%, 5/15/21		5,860	6,270,200

			70,194,211
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		16,380	16,707,600
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		5,785	6,045,325
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)		6,230	6,237,787
MGIC Investment Corp., 2.00%, 4/01/20 (h)		1,876	2,381,348
Radian Group, Inc.:
3.00%, 11/15/17 (h)		2,216	3,143,950
2.25%, 3/01/19 (h)		5,448	7,947,270

			42,463,280
Internet Software & Services — 0.9%
IAC/InterActiveCorp., 4.75%, 12/15/22		8,936	8,221,120
VeriSign, Inc., 4.63%, 5/01/23 (a)		13,014	12,233,160
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		29,080	31,806,250
10.13%, 7/01/20		43,253	49,632,817

			101,893,347
IT Services — 0.5%
APX Group, Inc.:
6.38%, 12/01/19 (a)		18,285	17,279,325
8.75%, 12/01/20 (a)		24,007	23,586,877
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	4,154	5,732,136
8.00%, 1/15/21		2,009	2,785,823
WEX, Inc., 4.75%, 2/01/23 (a)	USD	15,141	13,778,310

			63,162,471

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	14,574	$16,377,533
Machinery — 0.1%
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (a)		3,400	3,536,000
Navistar International Corp., 8.25%, 11/01/21		4,763	4,822,537
SPX Corp., 6.88%, 9/01/17		3,634	4,033,740

			12,392,277
Media — 5.7%
AMC Networks, Inc.:
7.75%, 7/15/21		8,319	9,254,887
4.75%, 12/15/22		3,549	3,318,315
Cablevision Systems Corp., 5.88%, 9/15/22 (j)		13,883	13,605,340
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		13,815	12,778,875
5.13%, 2/15/23		21,395	19,629,913
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(c)(d)		14,769	11,002,905
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		13,690	12,902,825
Clear Channel Communications, Inc.:
9.00%, 12/15/19		25,852	25,334,960
9.00%, 3/01/21		30,228	29,245,590
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		13,701	13,906,515
Series B, 7.63%, 3/15/20		16,868	17,416,210
Series B, 6.50%, 11/15/22		39,284	40,069,680
DISH DBS Corp.:
4.25%, 4/01/18		18,705	18,728,381
5.13%, 5/01/20		43,581	43,145,190
5.88%, 7/15/22		23,895	23,536,575
5.00%, 3/15/23		2,550	2,365,125
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		5,905	6,126,437
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		11,011	10,928,417
6.38%, 10/15/23 (a)		10,252	10,175,110
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		6,880	7,568,000
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		5,241	5,470,294
Lynx I Corp.:
5.38%, 4/15/21 (a)		2,170	2,115,750
6.00%, 4/15/21	GBP	38,634	63,483,104
Lynx II Corp.:
7.00%, 4/15/23		4,500	7,379,942
6.38%, 4/15/23 (a)	USD	4,143	4,122,285
The McClatchy Co., 9.00%, 12/15/22		13,896	14,660,280
MDC Partners, Inc., 6.75%, 4/01/20 (a)		5,675	5,745,937
Midcontinent Communications & Midcontinent
Finance Corp., 6.25%, 8/01/21 (a)		8,445	8,487,225
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		11,901	12,198,525
Nexstar Broadcasting, Inc., 6.88%, 11/15/20 (a)		3,771	3,836,993
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		1,258	1,302,030
7.75%, 10/15/18		18,040	19,618,500
Odeon & UCI Finco PLC:
9.00%, 8/01/18	GBP	2,370	3,855,998
9.00%, 8/01/18 (a)		4,179	6,799,248
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	2,591	2,603,955
RCN Telecom Services LLC/RCN Capital Corp.,
8.50%, 8/15/20 (a)		4,905	4,782,375
Regal Entertainment Group, 5.75%, 2/01/25		3,894	3,592,215

Corporate Bonds		Par (000)	Value
Media (concluded)
Sinclair Television Group, Inc., 9.25%, 11/01/17 (a)	USD	3,100	$3,261,510
Sirius XM Radio, Inc.:
5.88%, 10/01/20 (a)		13,040	13,154,100
5.75%, 8/01/21 (a)		2,402	2,389,990
4.63%, 5/15/23 (a)		6,137	5,600,013
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	21,510	31,473,776
5.63%, 4/15/23		1,147	1,520,685
5.75%, 1/15/23		9,400	12,685,002
5.50%, 1/15/23 (a)	USD	9,345	8,854,387
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	7,525	11,580,181
Univision Communications, Inc.:
6.88%, 5/15/19 (a)	USD	6,936	7,421,520
8.50%, 5/15/21 (a)		10,709	11,726,355
6.75%, 9/15/22 (a)		762	803,910
5.13%, 5/15/23 (a)		12,459	11,929,493
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	6,271	10,559,281
WMG Acquisition Corp., 11.50%, 10/01/18	USD	32,296	37,221,140

			671,275,249
Metals & Mining — 2.7%
ArcelorMittal:
4.25%, 2/25/15		6,178	6,332,450
4.25%, 8/05/15		15,334	15,794,020
9.50%, 2/15/15		15,960	17,496,150
5.00%, 2/25/17		12,685	13,192,400
6.13%, 6/01/18		11,506	12,196,360
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	9,305	12,965,922
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)	USD	3,090	3,182,700
6.38%, 2/01/16 (a)(j)		27,959	28,587,669
6.00%, 4/01/17 (a)(j)		42,244	43,300,100
6.88%, 2/01/18 (a)		900	940,500
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)		8,225	9,047,500
Kaiser Aluminum Corp., 8.25%, 6/01/20		6,075	6,788,813
New Gold, Inc., 6.25%, 11/15/22 (a)		10,155	9,875,737
Novelis, Inc.:
8.38%, 12/15/17		16,828	18,048,030
8.75%, 12/15/20		60,279	66,156,203
Peninsula Energy Ltd., 11.00%, 12/14/14 (f)(g)		19,200	19,200,000
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		7,631	1
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	8,930	12,805,812
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	7,250	7,503,750
5.25%, 4/15/23 (a)		8,202	7,730,385
Taseko Mines Ltd., 7.75%, 4/15/19		9,402	9,260,970
Vedanta Resources PLC, 8.25%, 6/07/21 (a)		2,940	2,969,400

			323,374,872
Multiline Retail — 0.0%
Enterprise Funding Ltd., 3.50%, 9/10/20	GBP	3,300	5,313,017
Oil, Gas & Consumable Fuels — 11.3%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	11,810	12,134,775
4.88%, 5/15/23		25,691	24,149,540
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (h)		21,646	20,239,010
Alpha Natural Resources, Inc., 6.25%, 6/01/21		3,954	3,242,280

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)	USD	6,767	$6,902,340
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (a)		6,691	6,289,540
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		26,987	28,673,687
7.50%, 4/01/20 (a)		3,399	3,382,005
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		3,024	3,054,240
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		3,195	3,187,013
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		3,917	3,946,378
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		10,442	11,068,520
Chaparral Energy, Inc., 7.63%, 11/15/22		7,205	7,313,075
Chesapeake Energy Corp.:
7.25%, 12/15/18		5,302	6,004,515
6.63%, 8/15/20		13,528	14,542,600
6.88%, 11/15/20		10,891	11,762,280
6.13%, 2/15/21 (j)		13,368	13,869,300
5.75%, 3/15/23		22,985	23,042,463
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		33,832	34,762,380
Concho Resources, Inc.:
7.00%, 1/15/21		786	860,670
6.50%, 1/15/22		12,764	13,689,390
5.50%, 10/01/22		12,190	12,159,525
5.50%, 4/01/23		8,335	8,230,813
CONSOL Energy, Inc.:
8.00%, 4/01/17		18,675	19,842,187
8.25%, 4/01/20		12,176	13,058,760
Continental Resources, Inc.:
7.13%, 4/01/21		3,965	4,430,888
5.00%, 9/15/22		6,211	6,249,819
4.50%, 4/15/23		4,406	4,323,387
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		4,035	4,287,187
Crown Oil Partners IV LP, 15.00%, 11/22/14 (e)		10,329	10,714,593
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		12,135	11,892,300
Denbury Resources, Inc., 4.63%, 7/15/23		40,269	36,846,135
Diamondback Energy, Inc., 7.63%, 10/01/21 (a)		9,410	9,598,200
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		23,841	24,615,833
El Paso LLC, 7.75%, 1/15/32		10,000	10,222,860
Energy Transfer Equity LP, 7.50%, 10/15/20		10,771	11,524,970
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		14,890	16,527,900
7.75%, 6/15/19		12,660	13,166,400
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		6,415	7,216,875
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		27,560	29,420,300
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		25,039	27,167,315
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		1,790	1,754,200
Halcon Resources Corp.:
9.75%, 7/15/20		2,995	3,167,213
8.88%, 5/15/21		14,901	15,273,525
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)		3,875	4,185,000
7.63%, 4/15/21 (a)		5,473	5,856,110
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		3,830	3,944,900
IVG Finance BV, 1.75%, 3/29/17 (h)	EUR	19,400	19,529,127

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19	USD	28,836	$31,503,330
5.50%, 2/01/22 (a)		7,475	7,288,125
Laredo Petroleum, Inc.:
9.50%, 2/15/19		22,575	25,058,250
7.38%, 5/01/22		9,650	10,229,000
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)		5,649	5,281,815
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (a)		6,245	5,885,913
8.63%, 4/15/20		18,640	19,269,100
7.75%, 2/01/21		3,939	3,958,695
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		7,439	7,829,547
4.50%, 7/15/23		16,042	15,119,585
MEG Energy Corp.:
6.50%, 3/15/21 (a)		44,278	44,610,085
6.38%, 1/30/23 (a)		1,580	1,548,400
7.00%, 3/31/24 (a)		42,012	42,274,575
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		7,155	6,922,463
Newfield Exploration Co., 6.88%, 2/01/20		6,350	6,667,500
Northern Oil and Gas, Inc., 8.00%, 6/01/20		7,207	7,225,017
Oasis Petroleum, Inc.:
7.25%, 2/01/19		5,760	6,105,600
6.50%, 11/01/21		6,115	6,451,325
6.88%, 3/15/22 (a)		13,702	14,455,610
6.88%, 1/15/23		7,215	7,647,900
Ocean Rig UDW, Inc., 9.50%, 4/27/16 (a)		3,000	3,180,260
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		6,390	6,613,650
PDC Energy, Inc., 7.75%, 10/15/22		6,500	6,890,000
Peabody Energy Corp.:
6.00%, 11/15/18		15,435	15,396,413
6.25%, 11/15/21		11,359	11,018,230
7.88%, 11/01/26		14,150	14,220,750
4.75%, 12/15/66 (h)		14,792	11,870,580
Penn Virginia Corp., 8.50%, 5/01/20		7,076	7,182,140
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		7,002	6,791,940
Plains Exploration & Production Co., 7.63%, 4/01/20		1,235	1,352,787
Precision Drilling Corp.:
6.63%, 11/15/20		2,008	2,123,460
6.50%, 12/15/21		781	816,145
QEP Resources, Inc.:
6.88%, 3/01/21		4,470	4,749,375
5.38%, 10/01/22		6,439	6,149,245
Range Resources Corp.:
8.00%, 5/15/19		5,555	5,964,681
6.75%, 8/01/20		3,331	3,589,153
5.75%, 6/01/21		24,524	25,750,200
5.00%, 8/15/22		8,600	8,320,500
5.00%, 3/15/23		5,903	5,666,880
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		1,291	1,297,455
4.50%, 11/01/23 (a)		13,783	12,473,615
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		4,561	4,583,805
Rosetta Resources, Inc., 5.63%, 5/01/21		19,375	18,406,250
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (a)		34,839	34,098,671
5.63%, 4/15/23 (a)		11,738	11,253,807

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass LNG LP:
7.50%, 11/30/16	USD	67,006	$73,706,600
6.50%, 11/01/20 (a)		10,620	10,779,300
SandRidge Energy, Inc.:
8.75%, 1/15/20		5,348	5,668,880
7.50%, 2/15/23		14,013	13,872,870
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		6,682	6,899,165
SM Energy Co.:
6.63%, 2/15/19		7,720	8,028,800
6.50%, 11/15/21		15,805	16,437,200
6.50%, 1/01/23		9,435	9,623,700
5.00%, 1/15/24 (a)		14,350	13,202,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		10,164	10,494,330
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		4,483	4,471,793
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	3,052,321
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20	USD	5,750	5,821,875
Whiting Petroleum Corp.:
6.50%, 10/01/18		4,425	4,657,313
5.00%, 3/15/19		39,124	39,221,810
5.75%, 3/15/21 (a)		16,693	17,068,593

			1,335,420,700
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		23,479	25,210,576
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		6,189	6,993,570
Cascades, Inc., 7.75%, 12/15/17		6,080	6,353,600
Clearwater Paper Corp.:
7.13%, 11/01/18		4,335	4,660,125
4.50%, 2/01/23		8,166	7,349,400
NewPage Corp., 11.38%, 12/31/14 (c)(d)		28,195	3
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (a)		4,855	5,073,475
6.63%, 4/15/21 (a)		935	869,550
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		8,850	8,850,000

			65,360,299
Pharmaceuticals — 1.6%
Capsugel FinanceCo SCA:
9.88%, 8/01/19	EUR	1,435	2,164,595
9.88%, 8/01/19 (a)		4,600	6,938,770
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18	USD	7,518	7,574,385
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	4,903	7,039,299
inVentiv Health, Inc., 9.00%, 1/15/18 (a)	USD	19,501	19,598,505
Omnicare, Inc., 3.75%, 4/01/42 (h)		10,164	14,305,830
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (a)		4,622	4,754,883
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (a)		19,168	19,814,920
Valeant Pharmaceuticals International:
6.75%, 8/15/18 (a)		71,493	76,497,510
6.88%, 12/01/18 (a)		7,912	8,366,940
6.38%, 10/15/20 (a)		6,621	6,885,840
6.75%, 8/15/21 (a)		2,389	2,484,560
7.25%, 7/15/22 (a)		4,405	4,691,325
VPII Escrow Corp., 7.50%, 7/15/21 (a)		7,096	7,645,940

			188,763,302

Corporate Bonds		Par (000)	Value
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,835	$4,042,592
Real Estate Investment Trusts (REITs) — 0.5%
DuPont Fabros Technology LP, 5.88%, 9/15/21 (a)	USD	14,160	14,160,000
Felcor Lodging LP:
6.75%, 6/01/19		10,992	11,596,560
5.63%, 3/01/23		5,741	5,360,659
The Geo Group, Inc., 5.88%, 1/15/22 (a)		12,215	12,062,313
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(h)		4,310	6,055,550
iStar Financial, Inc., 4.88%, 7/01/18		10,020	9,719,400

			58,954,482
Real Estate Management & Development — 2.2%
Annington Finance No. 5 PLC, 13.00%, 1/15/23 (e)	GBP	3,729	7,244,469
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,914	7,755,720
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		31,840	34,228,000
The Howard Hughes Corp., 6.88%, 10/01/21 (a)		12,899	12,889,425
Realogy Group LLC:
7.88%, 2/15/19 (a)		37,881	41,384,993
7.63%, 1/15/20 (a)		47,320	52,761,800
9.00%, 1/15/20 (a)		6,529	7,540,995
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		24,183	24,183,000
RPG Byty Sro, 6.75%, 5/01/20	EUR	8,889	11,784,978
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
7.75%, 4/15/20 (a)	USD	5,000	5,462,500
5.25%, 4/15/21 (a)		9,519	8,876,467
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (c)(d)		1,115	—
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	22,600	37,410,559
Series A4, 5.66%, 6/30/27		5,132	7,954,612

			259,477,518
Road & Rail — 0.4%
The Hertz Corp.:
4.25%, 4/01/18 (a)	USD	6,099	5,992,267
7.50%, 10/15/18		5,615	6,050,163
6.75%, 4/15/19		7,060	7,465,950
5.88%, 10/15/20		2,250	2,317,500
7.38%, 1/15/21		13,500	14,512,500
6.25%, 10/15/22		7,780	8,032,850
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,699	7,622,010

			51,993,240
Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		15,870	15,473,250
5.75%, 2/15/21 (a)		9,240	9,378,600

			24,851,850
Software — 3.4%
Activision Blizzard, Inc.:
5.63%, 9/15/21 (a)		21,714	21,741,143
6.13%, 9/15/23 (a)		5,583	5,610,915
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		23,430	24,308,625
Epicor Software Corp., 8.63%, 5/01/19		11,222	11,979,485

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Software (concluded)
First Data Corp.:
7.38%, 6/15/19 (a)	USD	73,182	$77,024,055
8.88%, 8/15/20 (a)		1,625	1,791,563
6.75%, 11/01/20 (a)		33,986	35,175,510
11.25%, 1/15/21 (a)		800	836,000
10.63%, 6/15/21 (a)		21,475	21,797,125
11.75%, 8/15/21 (a)		13,318	12,851,870
IMS Health, Inc.:
12.50%, 3/01/18 (a)		36,543	43,120,740
6.00%, 11/01/20 (a)		8,779	8,965,554
Infor US, Inc.:
9.38%, 4/01/19		51,392	57,430,560
10.00%, 4/01/19	EUR	2,080	3,137,531
Interactive Data Corp., 10.25%, 8/01/18	USD	23,025	25,500,187
Interface Security Systems Holdings,
Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		5,167	5,334,927
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		30,832	29,136,240
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		15,187	16,477,895

			402,219,925
Specialty Retail — 1.7%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		10,296	11,351,340
Brighthouse Group Ltd.:
7.88%, 5/15/18	GBP	2,565	4,240,742
7.88%, 5/15/18 (a)		400	661,324
Claire’s Stores, Inc.:
9.00%, 3/15/19 (a)	USD	13,941	15,439,657
7.75%, 6/01/20 (a)		8,543	8,350,783
CST Brands, Inc., 5.00%, 5/01/23 (a)		8,766	8,261,955
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	1,904	3,259,641
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	2,777	2,800,360
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	9,289	16,047,099
8.88%, 8/15/18 (a)		5,639	9,741,586
J. Crew Group, Inc., 8.13%, 3/01/19	USD	6,251	6,586,991
Limited Brands, Inc., 5.63%, 2/15/22		5,570	5,709,250
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(e)		17,433	17,650,913
Michaels Stores, Inc., 7.75%, 11/01/18		6,036	6,488,700
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(e)		5,174	5,303,350
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		22,997	24,721,775
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(e)		6,365	6,365,000
Penske Automotive Group, Inc., 5.75%, 10/01/22		17,396	17,048,080
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24	GBP	321	496,285
Series A7, 4.77%, 6/30/33		1,044	1,571,663
QVC, Inc., 5.13%, 7/02/22	USD	2,357	2,317,358
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		4,755	5,206,725
5.75%, 6/01/22		5,964	5,978,910
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,689,185
United Rentals North America, Inc., 8.25%, 2/01/21		10,542	11,701,620

			199,990,292
Textiles, Apparel & Luxury Goods — 0.4%
Levi Strauss & Co.:
7.75%, 5/15/18	EUR	2,189	3,150,919
6.88%, 5/01/22	USD	6,994	7,413,640
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	3,821	6,278,639

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods (concluded)
PVH Corp.:
7.38%, 5/15/20	USD	5,607	$6,111,630
7.75%, 11/15/23		450	521,375
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		2,912	3,035,760
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		14,463	14,173,740
The William Carter Co., 5.25%, 8/15/21 (a)		7,722	7,722,000

			48,407,703
Trading Companies & Distributors — 1.3%
Aircastle Ltd.:
6.75%, 4/15/17		7,215	7,720,050
6.25%, 12/01/19		11,147	11,787,953
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		17,545	17,259,894
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		14,509	15,343,267
H&E Equipment Services, Inc., 7.00%, 9/01/22		13,987	14,896,155
Rexel SA, 5.13%, 6/15/20	EUR	8,449	11,715,989
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	6,115	6,588,913
7.63%, 4/15/22		45,106	49,052,775
6.13%, 6/15/23		11,520	11,577,600
5.75%, 7/15/18		8,917	9,362,850

			155,305,446
Transportation Infrastructure — 0.2%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	15,532	21,591,157
Wireless Telecommunication Services — 3.8%
Crown Castle International Corp., 5.25%, 1/15/23	USD	25,110	23,101,200
Digicel Group Ltd.:
10.50%, 4/15/18 (a)		5,119	5,528,520
8.25%, 9/30/20 (a)		28,934	29,946,690
Digicel Ltd., 6.00%, 4/15/21 (a)		63,825	59,995,500
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		13,321	12,721,555
NII Capital Corp., 7.63%, 4/01/21		6,022	4,275,620
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	10,789	18,601,726
9.50%, 4/01/18 (a)		6,510	11,224,139
Softbank Corp., 4.50%, 4/15/20 (a)	USD	20,484	19,685,124
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		63,011	73,880,397
7.00%, 3/01/20 (a)		42,404	45,584,300
Sprint Corp., 7.88%, 9/15/23 (a)		133,594	136,265,880
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		3,665	3,729,138

			444,539,789
Total Corporate Bonds — 73.3%			8,681,876,871

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.2%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		19,233	19,281,327
Airlines — 0.6%
American Airlines:
Term Loan, 0.00%, 12/31/49		12,645	10,432,125
Term Loan, 0.00%, 12/31/49		8,435	6,874,525

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines (concluded)
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16	USD	5,361	$5,354,032
Delta Air Lines, Inc., Term Loan, 3.50%, 9/16/15		1,944	1,875,576
Genesee & Wyoming, Inc. (RP Acquisition Company Two), Term Loan, 1.93%, 9/29/17		10,002	9,951,593
Northwest Airlines, Inc.:
Term Loan B757-200, 1.62%, 9/10/18		7,027	6,218,951
Term Loan B757-200, 1.62%, 9/10/18		6,966	6,164,890
Term Loan B757-300, 1.62%, 3/10/17		6,919	6,123,629
Term Loan B757-300, 2.24%, 3/10/17		7,986	7,391,772
Term Loan B757-300, 2.24%, 3/10/17		7,973	7,379,410

			67,766,503
Auto Components — 0.9%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.10% - 2.12%, 12/29/14		64,254	63,060,464
Tranche C Term Loan, 2.12%, 12/28/15		38,976	38,252,421
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		2,805	2,818,296

			104,131,181
Building Products — 0.2%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		16,726	16,726,255
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		13,830	13,657,610

			30,383,865
Capital Markets — 0.1%
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		13,230	13,188,722
Chemicals — 0.4%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,841	26,344,570
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Euro Term Loan, 5.25%, 1/18/20	EUR	935	1,276,924
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 4.00%, 5/04/18	USD	5,574	5,507,883
Macdermid, Inc., Tranche B Term Loan (Second Lien), 7.75%, 12/07/20		4,405	4,449,050
Oxea Finance & Cy S.C.A. (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 6/05/20		12,840	12,771,820

			50,350,247
Commercial Services & Supplies — 0.5%
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/01/20		2,025	2,057,056
HD Supply, Inc., Term Loan B, 4.50%, 10/12/17		23,248	23,248,150
The ServiceMaster Co., Tranche C Term Loan , 4.25%, 1/31/17		16,133	15,699,591
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 5.50%, 11/14/19		9,395	9,359,769
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 12/11/20		8,030	8,230,750

			58,595,316
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 6.25%, 1/30/19	EUR	18,426	25,040,720
U.S. Term Loan, 5.75%, 1/30/19	USD	47,248	47,555,074

			72,595,794

Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan, 5.50% - 6.50%, 8/31/19	USD	9,521	$9,521,137
Diversified Financial Services — 0.0%
Nuveen Investments, Inc.:
Tranche B First-Lien Term Loan, 4.18%, 5/13/17		792	781,483
Tranche B Second-Lien Term Loan, 6.50%, 2/28/19		4,840	4,799,683

			5,581,166
Diversified Telecommunication Services — 0.1%
Avaya, Inc., Term Loan B5, 8.00%, 3/31/18		4,011	3,792,553
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		5,084	5,088,752
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.01%, 1/15/20		3,845	3,837,002
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		3,805	3,797,847

			16,516,154
Energy Equipment & Services — 0.3%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Second Term Loan, 5.75%, 3/28/19		9,918	10,029,558
Term Loan, 6.25%, 10/25/17		23,586	23,586,062

			33,615,620
Food & Staples Retailing — 0.4%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.48%, 7/09/15	GBP	24,310	39,055,000
Facility B4, 4.00%, 7/10/17		4,250	6,832,338
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20	USD	3,730	3,817,021

			49,704,359
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		6,948	6,975,707
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan, 10.00% - 10.75%, 12/04/17		7,013	7,179,671
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		7,525	7,374,255
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		10,127	10,144,109

			24,698,035
Hotels, Restaurants & Leisure — 6.9%
Harrah’s Las Vegas LLC:
Loan (First Mezzanine), 3.68%, 2/13/14		2,469	2,145,045
Loan (Fourth Mezzanine), 3.68%, 2/13/14		2,177	1,891,235
Loan (Second Mezzanine), 3.68%, 2/13/14		2,177	1,891,235
Loan (Third Mezzanine), 3.68%, 2/13/14		2,177	1,891,235
Harrah’s Las Vegas Propco LLC, Term Loan, 3.78%, 2/13/14		271,844	264,639,647
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.):
Mezzanine B Loan, 3.56%, 11/12/15		48,775	48,897,073
Mezzanine D Loan, 3.93%, 11/12/15		6,026	6,003,047
Mezzanine E Loan, 4.18%, 11/12/15		41,042	40,888,362
Mezzanine F Loan, 4.43%, 11/15/15		187,211	186,509,436
Mezzanine G Loan, 4.68%, 11/12/16		49,529	49,281,035
Term Loan B2, 4.00%, 9/23/20		116,174	115,962,937

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Term Loan C-7A, 3.77%, 11/12/15	USD	8,143	$8,102,047
Term Loan H, 4.93%, 11/30/15		44,091	43,319,067
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19		8,559	8,515,300
Station Casinos LLC, Term Loan B, 5.00%, 3/02/20		23,855	24,063,857
Travelport LLC (FKA Travelport, Inc.):
Term Loan, 8.38%, 12/01/16 (a)(e)		2,157	2,164,662
Tranche 1 Loan, 9.50%, 1/31/16		3,088	3,176,605
Tranche 2 Loan, 4.00% - 4.38%, 12/01/16 (a)(e)		4,294	4,310,343

			813,652,168
Independent Power Producers & Energy Traders — 0.0%
Calpine Corp., Term Loan, 4.00%, 4/01/18		5,677	5,677,726
Insurance — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		11,270	11,260,484
Internet Software & Services — 0.4%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.50%, 7/02/19		52,004	51,974,278
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		6,858	6,892,466
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		4,501	4,502,360

			11,394,826
Machinery — 0.2%
INA Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C, 4.25%, 1/27/17		18,700	18,754,604
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 4/01/18		6,486	6,405,244

			25,159,848
Media — 0.5%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, 4.75%, 7/03/14		7,781	5,699,570
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.83%, 1/29/16		3,451	3,246,680
Tranche C Term Loan, 3.83%, 1/29/16		2,616	2,415,911
Tranche D Term Loan, 6.93%, 1/30/19		38,576	35,741,012
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term Loan B, 4.25%, 6/29/18		7,518	7,492,995
Univision Communications, Inc., 2013 Converted Extended First-Lien Term Loan, 4.50%, 3/01/20		2,930	2,917,996
Virgin Media Investment Holdings Ltd., Facility B, 3.50%, 4/07/20		4,170	4,142,770

			61,656,934
Metals & Mining — 0.7%
Constellium Holdco BV (Constellium France SAS), Term Loan, 6.00%, 3/25/20		31,293	31,840,373
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		40,865	40,959,943
Walter Energy, Inc. (FKA Walter Industries, Inc.), Term Loan B, 6.75%, 4/02/18		6,908	6,621,772

			79,422,088
Multiline Retail — 0.1%
Hema Holding BV, Facility (Mezzanine), 5.00% - 5.13%, 7/05/17 (e)	EUR	9,535	11,609,450

Floating Rate Loan Interests (b)		Par (000)	Value
Multiline Retail (concluded)
JC Penney Corp., Inc., Loan, 6.00%, 5/22/18	USD	6,464	$6,259,609

			17,869,059
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		41,240	41,922,934
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		5,668	5,667,537
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		7,350	7,350,000

			54,940,471
Pharmaceuticals — 0.2%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		8,072	8,069,248
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/29/17		9,235	9,217,731
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		2,806	2,701,156
Term B-3 Loan, 7.75%, 5/15/18		1,163	1,134,121

			21,122,256
Professional Services — 0.1%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		11,000	10,937,813
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		19,055	19,069,726
Real Estate Management & Development — 0.2%
Realogy Group LLC:
Extended Synthetic Commitment, 0.03% - 4.40%, 10/10/16		2,513	2,525,881
Initial Term B Loan, 4.50%, 3/05/20		16,338	16,419,589

			18,945,470
Software — 0.5%
First Data Corp.:
2018 Dollar Term Loan, 4.18%, 3/23/18		13,045	12,904,766
2018B New Term Loan, 4.18%, 9/24/18		4,725	4,674,206
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18		25,123	25,227,532
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/23/20		17,205	17,785,669

			60,592,173
Specialty Retail — 0.0%
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19		5,221	5,198,768
Thrifts & Mortgage Finance — 0.2%
Ocwen Loan Servicing, Initial Term Loan,, 5.00%, 2/15/18		20,935	21,152,941
Total Floating Rate Loan Interests — 15.6%			1,852,932,162

Investment Companies		Shares
R&R PIK PLC (e)		5,216,000	7,268,162
Uranium Participation Corp. (c)		1,150,920	5,508,505
Total Investment Companies — 0.1%			12,776,667

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Other Interests (k)		Beneficial Interest (000)	Value
Auto Components — 0.0%
Lear Corp., Escrow (d)	USD	7,955	$39,775
Lear Corp., Escrow (d)		7,495	37,475

			77,250
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		9,030	2,347,800
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,675	1,475,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,500	1,423,125
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		2,520	655,200
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		1,000	258,750

			6,160,375
Electric Utilities — 0.0%
Mirant America Corp., Escrow (c)(d)		3,270	—
Mirant America, Inc., Escrow (c)(d)		1,880	—
Mirant Americas Generation LLC, Escrow (c)(d)		1,215	—

			—
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc., Escrow		3,925	—
Household Durables — 0.3%
Richland-Stryker Generation LLC (c)		10,488	12,664,572
Stanley-Martin, Class B Membership Units (c)		20	23,348,290

			36,012,862
Media — 0.0%
Adelphia Communications Corp., Escrow (c)(d)		27,425	3
Adelphia Communications Corp., Escrow (c)(d)		800	6,000
Adelphia Communications Corp., Escrow (c)(d)		325	2,438
Century Communications, Escrow (c)(d)		625	6,250

			14,691
Oil, Gas & Consumable Fuels — 0.0%
Post Oak Crown IV LLC (c)		1,250	1,837,125
Total Other Interests — 0.4%			44,102,303

Preferred Securities
Capital Trusts		Par (000)
Diversified Financial Services — 0.1%
Bank of America Corp., 5.20%, 12/29/49 (b)		6,104	5,341,000
Insurance — 0.1%
AIG Life Holdings, Inc., 7.57%, 12/01/45 (a)		10,310	11,495,650
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		2,827	2,798,730
Total Capital Trusts — 0.2%			19,635,380

Preferred Stocks		Shares
Auto Components — 1.1%
Dana Holding Corp., 4.00% (a)		717,302	137,497,827

Preferred Stocks	Shares	Value
Commercial Banks — 0.3%
Citigroup, Inc., 7.13%	1,180,000	$29,795,000
Royal Bank of Scotland Group PLC, 7.25%	84,000	1,973,160

		31,768,160
Total Preferred Stocks — 1.4%		169,265,987

Trust Preferreds
Diversified Financial Services — 1.2%
GMAC Capital Trust I, 8.13%, 2/15/40	5,191,346	138,868,505
Total Preferred Securities — 2.8%		327,769,872

Warrants (m)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14) (c)	253,521	—
Hotels, Restaurants & Leisure — 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)	500	250,000
Media — 0.0%
HMH Holdings (Education Media) (Expires 6/22/19)	11,931	—
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15) (f)	132,804,617	1,486,716
Peninsula Energy Ltd. (Expires 12/31/15) (f)	78,447,216	453,736

		1,940,452
Total Warrants — 0.0%		2,190,452
Total Long-Term Investments (Cost — $11,574,012,651) — 99.9%		11,836,336,290

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	46,057,742	46,057,742
Total Short-Term Securities (Cost — $46,057,742) — 0.4%		46,057,742

Options Purchased
(Cost — $42,769,450) — 0.2%		31,648,354
Total Investments Before Options Written (Cost — $11,662,839,843) — 100.5%		11,914,042,386

Options Written
(Premiums Received — $ 5,976,876) — (0.0)%		(1,090,400)
Total Investments Net of Options Written — 100.5%		11,912,951,986
Liabilities in Excess of Other Assets — (0.5)%		(64,179,858)

Net Assets — 100.0%		$11,848,772,128

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2012	Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at September 30, 2013	Value Held at September 30, 2013	Income
Peninsula Energy Ltd.	—	255,393,495	—	255,393,495	$6,001,235	—
Peninsula Energy Ltd.	—	$19,200,000	—	$19,200,000	$19,200,000	$633,472
Peninsula Energy Ltd., Warrants	—	78,447,216	—	78,447,216	$453,736	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	—	132,804,617	—	132,804,617	$1,486,716	—
Richland-Stryker Generation LLC	10,487,500	—	—	10,487,500	$12,664,572	—

(g)	Represents a zero-coupon bond. Rate shown reflects the annualized yield at date of purchase.

(h)	Convertible security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	211,929,286	(165,871,544)	46,057,742	$169,666	$2,844

(o)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	(0.75)%	2/13/13	Open	$4,637,500	$4,615,375
Deutsche Bank Securities, Inc.	(0.75)%	3/05/13	Open	6,978,185	6,947,655
Deutsche Bank Securities, Inc.	(0.25)%	3/06/13	Open	4,952,644	4,945,490
Deutsche Bank Securities, Inc.	(1.00)%	3/26/13	Open	10,257,500	10,203,648
Deutsche Bank Securities, Inc.	(0.50)%	6/13/13	Open	11,897,050	11,879,039
Citigroup Global Markets, Inc.	(0.25)%	8/13/13	Open	16,407,754	16,402,398
Deutsche Bank Securities, Inc.	(1.00)%	8/13/13	Open	10,064,000	10,050,861
Total				$65,194,633	$65,044,466

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,836,000	USD	4,431,605	Bank of America N.A.	10/22/13	$158,749
USD	8,466,518	AUD	9,294,000	UBS AG	10/22/13	(190,090)
USD	49,119,314	CAD	51,114,000	JPMorgan Chase Bank N.A.	10/22/13	(476,191)

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,536,010	GBP	3,672,000	Bank of America N.A.	10/22/13	$(407,495)
USD	7,940,300	GBP	5,121,000	Bank of America N.A.	10/22/13	(348,558)
USD	664,266	GBP	440,000	Barclays Bank PLC	10/22/13	(47,918)
USD	15,886,403	GBP	10,046,000	Barclays Bank PLC	10/22/13	(374,068)
USD	23,096,262	GBP	14,403,000	BNP Paribas S.A.	10/22/13	(216,455)
USD	5,749,880	GBP	3,602,000	Citibank N.A.	10/22/13	(80,323)
USD	6,363,367	GBP	4,026,000	Citibank N.A.	10/22/13	(153,123)
USD	1,324,942	GBP	873,000	Credit Suisse International	10/22/13	(88,097)
USD	1,475,351	GBP	938,000	Credit Suisse International	10/22/13	(42,897)
USD	239,014	GBP	153,683	Deutsche Bank AG	10/22/13	(9,738)
USD	5,856,139	GBP	3,851,000	Deutsche Bank AG	10/22/13	(377,096)
USD	365,487,632	GBP	242,365,000	Deutsche Bank AG	10/22/13	(26,804,721)
USD	11,777,294	EUR	8,700,000	Deutsche Bank AG	10/24/13	6,808
USD	13,825,537	EUR	10,239,000	Royal Bank of Canada	10/24/13	(27,108)
USD	599,942,659	EUR	443,803,000	UBS AG	10/24/13	(491,523)
Total						$(29,969,844)

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	164.00	10/19/13	37,600	$3,760,000
SPDR S&P 500 ETF Trust	Put	USD	161.00	10/19/13	20,380	1,304,320
SPDR S&P 500 ETF Trust	Put	USD	165.00	11/16/13	17,824	4,117,344
SPDR S&P 500 ETF Trust	Put	USD	170.00	12/21/13	38,669	22,466,689
Total						$31,648,353

•	Over-the-counter options purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	107	$1

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	156.00	10/19/13	37,600	$(1,090,400)

•	Over-the-counter credit default swaps – buy protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Clear Channel Communications, Inc.	5.00%	Barclays Bank PLC	3/20/16	USD	3,773	$448,147	$449,142	$(995)
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	3/20/16	USD	7,547	896,292	864,385	31,907
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	2,008	502,107	617,150	(115,043)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	2,008	502,107	550,708	(48,601)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	2,008	502,106	607,688	(105,582)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Over-the-counter credit default swaps – buy protection outstanding as of September 30, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	8,800	$(193,142)	$77,510	$(270,652)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	4,325	(94,925)	11,398	(106,323)
Total						$2,562,692	$3,177,981	$(615,289)

•	Over-the-counter credit default swaps – sold protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	7,464	$(1,214,629)	$(1,697,479)	$482,850
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	2,008	(211,715)	(302,116)	90,401
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	2,008	(211,715)	(302,511)	90,796
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	2,008	(211,715)	(247,832)	36,117
Realogy Group LLC	5.00%	JPMorgan Chase Bank N.A.	9/20/15	B-	USD	5,000	355,552	(145,075)	500,627
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	5,240	(981,895)	(1,303,614)	321,719
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	2,555	(478,725)	(571,210)	92,485
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	12/20/15	CCC-	USD	6,712	(1,257,594)	(934,169)	(323,425)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	9,176	(1,719,308)	(2,563,807)	844,499
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	2,126	(398,376)	(515,188)	116,812
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	1,173	(262,309)	(243,328)	(18,981)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	1,140	(254,773)	(209,243)	(45,530)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	2,373	(530,434)	(412,864)	(117,570)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	1,240	(277,149)	(232,563)	(44,586)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	11,182	(2,499,905)	(2,484,742)	(15,163)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	9,976	(2,230,328)	(1,703,514)	(526,814)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	3,718	(831,160)	(868,920)	37,760
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	3,718	(831,160)	(868,920)	37,760
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	2,598	(580,820)	(549,130)	(31,690)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	1,292	(288,790)	(257,839)	(30,951)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD	6,960	(1,814,499)	(1,309,538)	(504,961)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	15,106	(3,938,230)	(3,633,857)	(304,373)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	14,700	(3,832,346)	(3,487,472)	(344,874)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	7,602	(1,981,863)	(1,862,040)	(119,823)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	4,277	(1,115,134)	(855,199)	(259,935)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD	7,162	(1,867,280)	(1,424,990)	(442,290)

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Over-the-counter credit default swaps — sold protection outstanding as of September 30, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	9/20/16	CCC-	USD	5,135	$(1,532,145)	$(1,724,692)	$192,547
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	27,152	(8,101,436)	(6,079,470)	(2,021,966)
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	166,861	(130,739)	297,600
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	1,140	(411,706)	(323,556)	(88,150)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	8,421	(3,042,206)	(2,569,376)	(472,830)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	7,008	(2,531,958)	(1,899,141)	(632,817)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	2,320	(838,279)	(668,620)	(169,659)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	11,410	2,163,249	(51,525)	2,214,774
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	3,839,248	(1,608)	3,840,856
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	BB-	USD	6,092	709,311	727,657	(18,346)
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	6,400	653,460	695,022	(41,562)
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	2,084	212,778	234,023	(21,245)
Techem GmbH	5.00%	Credit Suisse International	12/20/18	B+	EUR	2,120	204,481	230,881	(26,400)
Level 3 Communications, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	CCC+	USD	14,000	603,700	(1,016,153)	1,619,853
CMBX.NA Series 3 AM	0.50%	Citibank N.A.	12/13/49	BBB-	USD	5,570	(540,383)	(526,396)	(13,987)
CMBX.NA Series 3 AM	0.50%	Citibank N.A.	12/13/49	BBB-	USD	2,775	(269,221)	(260,528)	(8,693)
Total							$(38,180,546)	$(42,351,381)	$4,170,835

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
iBoxx US Dollar Liquid High Yield Index	3-month LIBOR	[1]	Credit Suisse International	3/20/14	USD 100,000	$(62,640)	—	$(62,640)

[1]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,313,785	$136,358,189	$138,671,974
Common Stocks	$689,772,765	24,404,953	61,838,271	776,015,989
Corporate Bonds	—	8,611,101,762	70,775,109	8,681,876,871
Floating Rate Loan Interests	—	1,674,314,592	178,617,570	1,852,932,162
Investment Companies	5,508,505	7,268,162	—	12,776,667
Other Interests	—	6,168,813	37,933,490	44,102,303
Preferred Securities	308,134,492	19,635,380	—	327,769,872
Warrants	1,736,716	—	453,736	2,190,452
Short-Term Securities	46,057,742	—	—	46,057,742
Options Purchased:
Equity Contracts	31,648,353	—	1	31,648,354
Total	$1,082,858,573	$10,345,207,447	$485,976,366	$11,914,042,386

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$10,849,363	—	$10,849,363
Foreign currency exchange contracts	—	165,557	—	165,557
Liabilities:
Credit contracts	—	(7,293,817)	—	(7,293,817)
Equity contracts	$(1,090,400)	—	—	(1,090,400)
Foreign currency exchange contracts	—	(30,135,401)	—	(30,135,401)
Interest rate contracts	—	(62,640)	—	(62,640)
Total	$(1,090,400)	$(26,476,938)	—	$(27,567,338)

[1]    Derivative financial instruments are swaps, foreign currency exchange contracts and options written. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,825,788	—	—	$2,825,788
Foreign currency at value	1,548,944	—	—	1,548,944
Cash pledged as collateral for over-the-counter derivatives	45,960,000	—	—	45,960,000
Liabilities:
Reverse repurchase agreements	—	$(65,044,466)	—	(65,044,466)
Cash received as collateral for reverse repurchase agreements	—	(510,000)	—	(510,000)
Cash received as collateral for over-the-counter derivatives	—	(7,900,000)	—	(7,900,000)
Total	$50,334,732	$(73,454,466)	—	$(23,119,734)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Options Purchased	Warrants	Total
Assets:
Opening Balance, as of September 30, 2012	$2,523,287	$4,232,857	$55,364,905	$39,071,510	$207,151,274	$37,615,025	$1	—	$345,958,859
Transfers into Level 3	—	—	3,410	19,259,100	2,007,353	—	—	—	21,269,863
Transfers out of Level 3	—	—	—	—	(35,117,471)	—	—	—	(35,117,471)
Other[2]	4,232,857	(4,232,857)	—	—	—	—	—	—	—
Accrued discounts/premiums	311,786	—	—	38,747	1,495,977	—	—	—	1,846,510
Net realized gain (loss)	1,954,478	—	—	(20,001,399)	(481,906)	—	—	$(41)	(18,528,868)
Net change in unrealized appreciation/depreciation[3]	(1,100,395)	—	723,932	4,121,190	7,411,884	318,465	—	453,769	11,928,845
Purchases	137,872,948	—	5,746,024	49,522,516	171,566,944	—	—	8	364,708,440
Sales	(9,436,772)	—	—	(21,236,555)	(175,416,485)	—	—	—	(206,089,812)
Closing Balance, as of September 30, 2013	$136,358,189	—	$61,838,271	$70,775,109	$178,617,570	$37,933,490	$1	$453,736	$485,976,366

[2]	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Debt Obligations.
[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $(16,512,706).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities
Opening Balance, as of September 30, 2012	—	$9,740,165
Transfers into Level 3	—	—
Transfers out of Level 3	—	(2,212,867)
Accrued discounts/premiums	—	308,396
Net realized gain (loss)	—	7,122,196
Net change in unrealized appreciation/depreciation[4]	—	(10,804,762)
Purchases	—	—
Issues[5]	—	—
Sales	—	(4,153,128)
Settlements[6]	—	—
Closing Balance, as of September 30, 2013	—	—

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of September 30, 2013 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $326,920,749. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[2]	$2,530,710	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
	16,302,183	Market Comparable Companies	Offshore Last 12 Months EBITDA Multiple	8.50x
			Offshore Current Fiscal Year EBITDA Multiple	7.25x
			Onshore EBITDA Multiple	4.75x
			Onshore Current Fiscal Year EBITDA Multiple	4.50x
	12,930,968	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[3] 0.53x
			PV-10 Multiple[4]	0.21x
	19,680,598	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[3] 0.35x
			PV-10 Multiple[4]	0.13x
Corporate Bonds[5]	19,200,000	Cost[6]	N/A	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	43

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
	10,714,593	Discounted Cash Flow	Yield	12.00%
	7,311	Estimated Recovery Value	Recovery Rate	0.05%
	9,559,281	Market Comparable Companies	Yield	12.10%
	29,820,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
Other Interests[7]	23,348,290	Discounted Cash Flow	Perpetuity Growth Rate	3.50%
			Free Cash Flow	$6.30 - 35.20[8]
			Weighted Cost of Capital	12.00%
	6,250	Estimated Recovery Value	Recovery Rate	1.00%
	12,664,572	Discounted Cash Flow	Yield	19.00%
			Installed Capacity Multiple	$293.67/kilowatt
	1,837,125	Market Comparable Companies	Barrels of Oil Equivalent Proved Reserves Multiple	$20.50/bbl
			Barrels of Oil Equivalent Production Multiple	$125,000/bbl
			PV-10 Multiple[4]	1.30x
Warrants	453,736	Black-Scholes	Implied Volatility	60.69%
Total	$159,055,617

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Forecasted EBITDA Multiple	Increase	Decrease
Offshore Last 12 Months EBITDA Multiple	Increase	Decrease
Offshore Current Fiscal Year EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Onshore Current Fiscal Year EBITDA Multiple	Increase	Decrease
2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	Increase	Decrease
PV-10 Multiple[4]	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
Last 12 Months EBITDA Multiple	Increase	Decrease
Perpetuity Growth Rate	Increase	Decrease
Free Cash Flow	Increase	Decrease
Weighted Cost of Capital	Decrease	Increase
Installed Capacity Multiple	Increase	Decrease
Barrels of Oil Equivalent Proved Reserves Multiple	Increase	Decrease
Barrels of Oil Equivalent Production Multiple	Increase	Decrease
Implied Volatility	Increase	Decrease

[2]

For the year ended September 30, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment. The investment was previously valued utilizing the company’s financial restructuring plan.

[3]	Canadian Dollar

[4]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.

[5]

For the year ended September 30, 2013, the valuation technique for certain investments classified as corporate bonds changed to an income or a market approach. The investments were previously valued using acquisition cost. Income and market information became available for these investments which is considered to be a more relevant measure of fair value for these investments.

[6]

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[7]

For the year ended September 30, 2013, the valuation technique for certain investments classified as other interests changed to an income or a market approach. Market information previously utilized to determine fair value under the market approach no longer applied to a certain investment; therefore, the income approach is considered to be a more relevant measure of fair value for this investment. Certain investments were previously valued using acquisition cost. Income and market information became available for these investments which are considered to be more relevant measures of fair value for these investments.

[8]	Amount is stated in millions.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Aircraft Certificate Owner Trust, Series 2003-1A, Class D, 6.46%, 9/20/22 (a)	USD	1,010	$1,000,342
ALM Loan Funding Ltd.:
Series 2010-3AR, Class A1, 1.06%, 11/20/20 (a)(b)		9,570	9,558,447
Series 2010-3AR, Class A2, 1.86%, 11/20/20 (a)(b)		20,500	20,459,000
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,769	11,240,715
Series 2012-4, Class B, 1.31%, 11/08/17		3,270	3,268,077
Series 2013-2, Class B, 1.19%, 5/08/18		10,190	10,119,159
Series 2013-2, Class C, 1.79%, 3/08/19		3,250	3,198,712
Series 2013-4, Class D, 3.31%, 10/08/19		6,600	6,622,117
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Series 2004-FR1, Class A5, 4.46%, 5/25/34 (b)		78	77,569
APOLLO Trust, Series 2009-1, Class A3, 3.88%, 6/03/17 (b)	AUD	9,505	8,947,965
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE3, Class M2, 0.84%, 4/25/35 (b)	USD	48	48,400
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.25%, 12/25/36 (b)		328	321,696
Berica ABS S.r.l., Series 2012-2, Class A1, 0.51%, 11/30/51 (b)	EUR	10,979	14,393,871
BNC Mortgage Loan Trust, Series 2006-2, Class A3, 0.30%, 11/25/36 (b)	USD	448	444,095
Chester Asset Receivables Dealings PLC,
Series 2004-1, Class B, 0.99%, 4/15/16 (b)	GBP	3,000	4,851,472
Citibank Omni Master Trust, Series 2009-A14X, Class A14, 2.94%, 8/15/18 (b)	USD	5,000	5,100,070
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		57	59,581
Countrywide Asset-Backed Certificates: Series 2005-17, Class 1AF2, 5.22%, 5/25/36 (b)		2,961	3,055,740
Series 2007-3, Class 2A1, 0.28%, 5/25/47 (b)		985	971,065
Series 2007-7, Class 2A2, 0.34%, 10/25/47 (b)		7,869	7,675,287
Series 2007-12, Class 2A1, 0.53%, 8/25/47 (b)		218	217,774
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A, 2.61%, 3/15/19 (a)		9,190	9,271,028
Crusade ABS Trust, Series 2012-1, Class A, 3.57%, 7/12/23 (b)	AUD	15,300	14,276,972
Dryden XVI-Leveraged Loan CDO 2005, Series 2006-16A, Class A1, 0.51%, 10/20/20 (a)(b)	USD	13,433	13,271,822
Ford Credit Floorplan Master Owner Trust, Series 2012-4, Class C, 1.39%, 9/15/16		7,005	7,031,017
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)		601	319,783
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		3,000	2,989,800
Series 2013-T3, Class A3, 1.79%, 5/15/46 (a)		13,345	13,132,814
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		7,500	7,500,000
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		165	164,980

Asset-Backed Securities	Par (000)		Value
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.43%, 10/25/35 (b)	USD	123	$122,279
Mayport CLO Ltd., Series 2006-1A, Class A1L, 0.51%, 2/22/20 (a)(b)		15,969	15,729,769
Muir Woods CLO Ltd., Series 2012-1A, Class X, 1.50%, 9/14/23 (a)(b)		3,000	3,000,000
Neuberger Berman CLO Ltd., Series 2012-12A, Class X, 1.52%, 7/25/23 (a)(b)		2,000	2,000,000
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.19%, 4/20/21 (a)(b)		23,410	23,381,943
OHA Park Avenue CLO Ltd., Series 2007-1A, Class A1B, 0.48%, 3/14/22 (a)(b)		20,129	19,742,489
PFS Financing Corp., Series 2012-AA, Class B, 1.88%, 2/15/16 (a)(b)		5,000	5,012,785
Red & Black Auto France, Series 2012-1, Class A, 0.98%, 12/28/21 (b)	EUR	3,979	5,398,538
Residential Asset Mortgage Products, Inc. Trust, Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)	USD	2,508	2,499,043
Residential Asset Securities Corp. Trust, Series 2005-KS12, Class A2, 0.43%, 1/25/36 (b)		461	457,290
Santander Consumer Acquired Receivables Trust: Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)		4,890	4,903,915
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)		3,707	3,717,141
Santander Drive Auto Receivables Trust: Series 2010-2, Class C, 3.89%, 7/17/17		12,300	12,555,016
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		51	50,925
Series 2011-S2A, Class B, 2.06%, 6/15/17 (a)		1,006	1,009,811
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		261	262,831
Series 2011-S2A, Class D, 3.35%, 6/15/17 (a)		161	162,145
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,686,816
Series 2012-6, Class C, 1.94%, 3/15/18		2,470	2,452,127
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		10,440	10,414,151
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		7,215	7,060,520
Series 2013-1, Class C, 1.76%, 1/15/19		5,420	5,329,730
Series 2013-3, Class C, 1.81%, 4/15/19		18,925	18,590,274
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,406,700
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		11,960	11,976,744
SLC Private Student Loan Trust, Series 2006-A, Class A4, 0.39%, 1/15/19 (b)		1,286	1,284,581
SLM Private Credit Student Loan Trust: Series 2003-B, Class A2, 0.65%, 3/15/22 (b)		5,230	5,097,930
Series 2004-B, Class A2, 0.45%, 6/15/21 (b)		7,460	7,333,506
SLM Private Education Loan Trust: Series 2010-C, Class A1, 1.83%, 12/15/17 (a)(b)		709	709,671
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		7,950	8,341,871
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,725	9,523,974

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	45

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2012-B, Class A1, 1.28%, 12/15/21 (a)(b)	USD	2,432	$2,438,827
Series 2012-C, Class A1, 1.28%, 8/15/23 (a)(b)		10,150	10,193,063
Series 2012-E, Class A1, 0.93%, 10/16/23 (a)(b)		3,877	3,871,813
SLM Student Loan Trust:
Series 2002-1, Class A2, 0.38%, 4/25/17 (b)		16	16,439
Series 2013-4, Class A, 0.73%, 6/25/27 (b)		15,632	15,632,035
Series 2013-C, Class A1, 1.03%, 2/15/22 (a)(b)		17,635	17,635,000
Soundview Home Loan Trust:
Series 2003-1, Class M1, 1.03%, 8/25/31 (b)		26	26,065
Series 2003-2, Class A2, 1.48%, 11/25/33 (b)		1,536	1,532,390
Torrens, Series 2013-1, Class A, 3.52%, 4/12/44 (b)	AUD	28,097	26,122,133
Turbo Finance 2 PLC, Series 2012-1, Class B, 5.50%, 2/20/19	GBP	8,282	13,951,464
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.27%, 4/25/37 (b)	USD	466	463,784
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.49%, 12/20/20 (a)(b)		16,000	15,720,000
WG Horizons CLO, Series 2006-1A, Class A1, 0.52%, 5/24/19 (a)(b)		24,688	24,101,845
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,399,435
Total Asset-Backed Securities — 15.8%			520,908,178

Corporate Bonds
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		4,020	4,321,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		3,803	4,135,763
Spirit Aerosystems, Inc., 7.50%, 10/01/17		1,708	1,776,320

			10,233,583
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		4,011	4,050,793
Airlines — 1.1%
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 5/01/22		6,388	6,628,022
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%, 7/02/17		6,250	6,484,375
Series 2010-2, Class B, 6.75%, 11/23/15		2,000	2,100,000
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		2,415	2,490,614
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		4,386	4,627,631
Series 2012-1, Class C, 9.13%, 10/01/15		6,057	6,239,123
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,410,000
United Airlines, Inc., 6.75%, 9/15/15 (a)		5,130	5,283,900

			35,263,665
Auto Components — 0.3%
Delphi Corp., 5.88%, 5/15/19		7,500	7,959,375

Corporate Bonds	Par (000)		Value
Auto Components (concluded)
Titan International, Inc., 7.88%, 10/01/17	USD	1,840	$1,958,680

			9,918,055
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18 (a)		12,581	12,549,547
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		850	973,250
Biotechnology — 0.3%
Amgen, Inc., 1.88%, 11/15/14		8,080	8,192,231
Capital Markets — 3.3%
American Capital Ltd., 6.50%, 9/15/18 (a)		7,181	7,252,810
The Bank of New York Mellon Corp., 0.82%, 8/01/18 (b)		15,880	15,887,781
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16		8,733	9,521,066
3.63%, 2/07/16		41,834	44,028,653
5.75%, 10/01/16		21,910	24,439,685
Morgan Stanley, 4.75%, 3/22/17		8,000	8,637,768

			109,767,763
Chemicals — 0.1%
Airgas, Inc., 4.50%, 9/15/14		2,880	2,984,144
Commercial Banks — 2.1%
BB&T Corp., 3.20%, 3/15/16		1,500	1,571,898
Branch Banking & Trust Co., 2.30%, 10/15/18		33,000	33,108,240
CIT Group, Inc., 4.25%, 8/15/17		8,455	8,613,531
Regions Financial Corp., 2.00%, 5/15/18		20,800	20,189,666
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,785	3,894,723

			67,378,058
Commercial Services & Supplies — 0.7%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		14,855	14,941,619
4.63%, 1/31/18 (a)		1,000	994,359
Leucadia National Corp., 8.13%, 9/15/15		6,450	7,159,500

			23,095,478
Computers & Peripherals — 0.7%
Dell, Inc., 5.63%, 4/15/14		10,680	10,892,820
Hewlett-Packard Co.:
2.63%, 12/09/14		4,780	4,872,555
2.20%, 12/01/15		5,640	5,735,113
Lexmark International, Inc., 5.13%, 3/15/20		3,000	3,092,499

			24,592,987
Consumer Finance — 1.7%
American Express Credit Corp., 1.30%, 7/29/16		25,130	25,280,478
Capital One Financial Corp., 3.15%, 7/15/16		10,000	10,446,940
SLM Corp., 5.00%, 10/01/13		21,100	21,100,000

			56,827,418
Diversified Financial Services — 9.3%
Ally Financial, Inc., 6.25%, 12/01/17		1,770	1,892,746
Bank of America Corp.: 1.25%, 1/11/16		14,712	14,697,523
6.50%, 8/01/16		25,304	28,677,428
5.65%, 5/01/18		4,595	5,185,568
Citigroup, Inc.: 1.25%, 1/15/16		500	499,618
1.70%, 7/25/16		35,126	35,285,718
2.50%, 9/26/18		15,200	15,115,579
CNH Capital LLC, 3.88%, 11/01/15		4,020	4,140,600

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Ford Motor Credit Co. LLC: 12.00%, 5/15/15	USD	34,382	$40,165,293
5.63%, 9/15/15		12,730	13,752,053
4.21%, 4/15/16		1,800	1,907,557
3.98%, 6/15/16		1,790	1,891,382
2.88%, 10/01/18		13,000	12,997,218
General Electric Capital Corp., 0.92%, 7/12/16 (b)		32,000	32,114,272
General Motors Financial Co., Inc.:
2.75%, 5/15/16 (a)		8,145	8,124,637
4.75%, 8/15/17 (a)		1,930	1,997,550
3.25%, 5/15/18 (a)		1,450	1,410,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		6,615	6,929,213
ING US, Inc., 2.90%, 2/15/18		22,549	22,641,000
JPMorgan Chase & Co., 3.45%, 3/01/16		16,776	17,664,608
LeasePlan Corp NV, 2.50%, 5/16/18 (a)		16,100	15,639,814
MassMutual Global Funding II, 2.10%, 8/02/18 (a)		675	673,771
Novus USA Trust, Series 2013-1, 1.56%, 2/28/14 (a)(b)		19,050	19,021,425
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.13%, 1/14/14		4,000	4,063,200

			306,487,898
Diversified Telecommunication Services — 4.2%
AT&T Inc., 0.90%, 2/12/16		20,100	20,004,827
British Telecommunications PLC, 2.00%, 6/22/15		9,216	9,384,625
Intelsat Jackson Holdings SA, 8.50%, 11/01/19		3,590	3,904,125
Qwest Communications International, Inc., 7.13%, 4/01/18		1,729	1,793,837
Verizon Communications, Inc., 2.50%, 9/15/16		98,800	101,831,777

			136,919,191
Electric Utilities — 0.7%
AES Corp., 8.00%, 10/15/17		3,199	3,678,850
CMS Energy Corp., 4.25%, 9/30/15		2,395	2,524,986
Dominion Resources, Inc., 5.15%, 7/15/15		647	694,276
Duke Energy Corp., 1.63%, 8/15/17		1,500	1,494,145
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,131,268
Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15		5,960	6,365,405
Pepco Holdings, Inc., 2.70%, 10/01/15		3,765	3,870,352
Southern Power Co., 4.88%, 7/15/15		2,432	2,601,503

			22,360,785
Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,522,065
Energy Equipment & Services — 0.5%
Diamond Offshore Drilling, Inc., 4.88%, 7/01/15		7,175	7,694,104
Transocean, Inc.: 4.95%, 11/15/15		5,659	6,070,975
2.50%, 10/15/17		2,495	2,501,697

			16,266,776
Food Products — 0.2%
Nabisco, Inc., 7.55%, 6/15/15		6,425	7,135,419
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp., 6.25%, 11/15/15		5,605	6,173,050
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (a)		2,300	2,599,000

			8,772,050

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 0.4%
Coventry Health Care, Inc.:
6.13%, 1/15/15	USD	3,750	$3,995,655
5.95%, 3/15/17		5,340	6,053,766
HCA, Inc.: 6.50%, 2/15/16		1,860	2,015,775
7.25%, 9/15/20		1,482	1,611,675

			13,676,871
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		1,950	1,979,250
Carnival Corp.: 1.20%, 2/05/16		3,000	2,981,166
1.88%, 12/15/17		5,945	5,823,353

			10,783,769
Household Durables — 0.3%
DR Horton, Inc., 4.75%, 5/15/17		1,980	2,069,100
Jarden Corp., 7.50%, 5/01/17		1,750	1,995,000
Lennar Corp., 4.75%, 12/15/17		2,150	2,209,125
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	2,034,900

			8,308,125
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp., 7.25%, 10/15/17 (a)		1,990	2,064,625
TransAlta Corp., 5.75%, 12/15/13		2,860	2,886,461

			4,951,086
Insurance — 3.1%
American International Group, Inc.:
4.88%, 9/15/16		9,427	10,326,260
5.60%, 10/18/16		24,000	26,813,136
Lincoln National Corp., 4.30%, 6/15/15		10,880	11,469,435
Prudential Financial, Inc.: 6.00%, 12/01/17		22,720	26,340,750
1.04%, 8/15/18 (b)		23,000	23,033,051
XL Group PLC, 5.25%, 9/15/14		5,300	5,522,499

			103,505,131
IT Services — 0.4%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,763,458
The Western Union Co., 2.38%, 12/10/15		8,000	8,176,920

			13,940,378
Machinery — 0.2%
Case New Holland, Inc., 7.88%, 12/01/17		1,300	1,511,250
Pentair Finance SA, 1.35%, 12/01/15		4,480	4,496,697

			6,007,947
Media — 2.6%
Cablevision Systems Corp.: 8.63%, 9/15/17		1,750	2,008,125
7.75%, 4/15/18		3,215	3,600,800
Comcast Cable Communications LLC, 8.88%, 5/01/17		9,750	12,148,978
Comcast Corp., 4.95%, 6/15/16		3,000	3,312,828
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		7,000	7,248,612
3.13%, 2/15/16		7,340	7,587,791
2.40%, 3/15/17		185	185,856
DISH DBS Corp.: 7.75%, 5/31/15		2,350	2,567,375
4.63%, 7/15/17		1,820	1,860,950
4.25%, 4/01/18		9,510	9,521,887

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	47

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14	USD	14,470	$15,157,325
2.25%, 11/15/17		4,565	4,483,729
Omnicom Group, Inc., 5.90%, 4/15/16		8,275	9,248,322
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	GBP	4,020	6,789,486

			85,722,064
Metals & Mining — 0.6%
Anglo American Capital PLC, 9.38%, 4/08/14 (a)	USD	8,482	8,836,463
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)		6,628	6,826,840
6.00%, 4/01/17 (a)		3,000	3,075,000
Novelis, Inc., 8.38%, 12/15/17		1,900	2,037,750

			20,776,053
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17		8,183	8,696,581
Multi-Utilities — 0.5%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,322,018
CMS Energy Corp., 6.88%, 12/15/15		1,727	1,924,116
Sempra Energy, 8.90%, 11/15/13		7,411	7,482,123

			14,728,257
Oil, Gas & Consumable Fuels — 1.7%
Chesapeake Energy Corp.:
3.25%, 3/15/16		10,030	10,067,613
6.50%, 8/15/17 (d)		1,820	2,006,550
Petrohawk Energy Corp.:
10.50%, 8/01/14		7,769	8,027,708
7.88%, 6/01/15		5,136	5,239,275
7.25%, 8/15/18		10,280	11,153,800
Sabine Pass LNG LP, 7.50%, 11/30/16		740	814,000
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)		6,120	6,316,580
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		7,040	8,061,075
Total Capital International SA, 1.00%, 8/12/16		5,120	5,132,406

			56,819,007
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.63%, 4/20/15		4,015	4,246,698
Pharmaceuticals — 0.3%
Mylan, Inc., 6.00%, 11/15/18 (a)		1,215	1,309,578
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (a)		1,567	1,621,845
6.75%, 10/01/17 (a)		668	713,090
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		4,125	4,475,625
Zoetis, Inc., 1.15%, 2/01/16 (a)		2,000	2,008,048

			10,128,186
Real Estate Investment Trusts (REITs) — 0.9%
ERP Operating LP: 5.13%, 3/15/16		7,784	8,512,707
5.38%, 8/01/16		10,216	11,342,692
Health Care REIT, Inc., 5.88%, 5/15/15		7,725	8,296,913
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,567,899

			29,720,211
Real Estate Management & Development — 0.9%
Trafford Centre Finance Ltd., 0.71%, 7/28/15 (b)	GBP	509	811,192

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	10,700	$17,712,079
Series A4, 5.66%, 6/30/27		1,575	2,440,933
Series M, 7.40%, 3/28/24		4,920	7,547,107

			28,511,311
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.88%, 11/15/17	USD	1,990	2,029,800
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		16,417	16,898,117
2.50%, 3/15/16 (a)		12,000	12,222,444
3.38%, 3/15/18 (a)		5,000	5,121,640

			36,272,001
Software — 0.2%
Fiserv, Inc., 3.13%, 6/15/16		5,000	5,217,675
Tobacco — 1.1%
B.A.T. International Finance PLC, 8.13%, 11/15/13 (a)		1,474	1,486,640
Lorillard Tobacco Co.:
3.50%, 8/04/16		15,000	15,712,830
2.30%, 8/21/17		9,120	9,039,552
Reynolds American, Inc.:
1.05%, 10/30/15		6,250	6,253,237
7.63%, 6/01/16		2,770	3,245,554

			35,737,813
Trading Companies & Distributors — 0.3%
Aircastle Ltd., 6.75%, 4/15/17		8,000	8,560,000
United Rentals North America, Inc., 5.75%, 7/15/18		1,820	1,911,000

			10,471,000
Wireless Telecommunication Services — 1.1%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		23,513	23,806,913
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		1,500	1,478,766
Rogers Communications, Inc., 7.50%, 3/15/15		2,000	2,190,494
SBA Communications Corp., 5.63%, 10/01/19		2,190	2,151,675
SBA Tower Trust, 4.25%, 4/15/40 (a)		3,540	3,606,332
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,590	4,209,275

			37,443,455
Total Corporate Bonds — 43.1%			1,416,954,775

Floating Rate Loan Interests (b)
Chemicals — 0.0%
OXEA Finance & Cy SCA, Term Loan, 8.25%, 6/05/20		640	636,602
Hotels, Restaurants & Leisure — 0.5%
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.), Term Loan B2,, 4.00%, 9/23/20		16,896	16,865,418
Total Floating Rate Loan Interests — 0.5%			17,502,020

Foreign Agency Obligations
Nexen, Inc., 5.20%, 3/10/15		6,580	6,927,964
Petrobras Global Finance BV, 2.00%, 5/20/16		10,798	10,728,256
Petrobras International Finance Co., 3.88%, 1/27/16		4,865	5,019,653

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Sinopec Capital Ltd., 1.25%, 4/24/16 (a)	USD	15,000	$14,915,670
Total Foreign Agency Obligations — 1.2%			37,591,543

Foreign Government Obligations
Belgium — 1.6%
Kingdom of Belgium, 3.75%, 9/28/20	EUR	33,750	51,102,133
Brazil — 0.9%
Brazil Letras do Tesouro Nacional, 8.52%, 10/01/13 (f)	BRL	64,500	29,089,899
Germany — 2.1%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	46,700	70,496,114
Slovenia — 0.2%
Republic of Slovenia, 4.38%, 4/02/14		6,050	8,222,968
Total Foreign Government Obligations — 4.8%			158,911,114

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.4%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.18%, 11/25/33 (b)	USD	1,434	1,442,182
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.53%, 7/26/37 (a)(b)		2,305	2,256,068
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.55%, 7/25/34 (b)		2,074	2,059,511
Series 2004-7, Class 4A, 2.81%, 10/25/34 (b)		954	946,900
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.72%, 2/25/35 (b)		1,033	957,038
Series 2005-17, Class 1A6, 5.50%, 9/25/35		4,092	3,990,497
Series 2005-HYB8, Class 2A1, 2.75%, 12/20/35 (b)		2,321	1,925,876
Crusade Global Trust, Series 2006-2, Class A1, 0.32%, 11/15/37 (b)		25,798	25,326,737
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		415	410,428
Granite Master Issuer PLC, Series 2006-1A, Class A5, 0.32%, 12/20/54 (a)(b)		2,292	2,250,316
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 0.42%, 7/25/35 (b)		3,826	3,428,790
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.66%, 12/22/54 (a)(b)		7,790	7,920,560
MortgageIT Trust, Series 2004-1, Class A1, 0.96%, 11/25/34 (b)		3,767	3,565,602
National RMBS Trust, Series 2012-2, Class A1, 3.66%, 6/20/44 (b)	AUD	6,745	6,325,996
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.46%, 11/25/35 (b)	USD	1,060	1,055,040
Progress Trust, Series 2007-1GA, Class 1A, 0.40%, 8/19/38 (a)(b)		8,325	8,149,893
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.48%, 5/25/35 (b)		746	731,909
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.48%, 9/25/34 (b)		2,019	1,724,540

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22	USD	1	$1,210
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 0.39%, 6/12/40 (b)	EUR	3,495	4,706,883
Walsh Acceptance, Series 1997-2, Class A, 2.18%, 3/01/27 (a)(b)	USD	19	2,279

			79,178,255
Commercial Mortgage-Backed Securities — 15.2%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A1A, 5.86%, 6/10/49 (b)		11,358	12,432,493
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		15,248	16,820,378
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		4,897	5,461,087
Series 2007-PW17, Class A3, 5.74%, 6/11/50		4,699	4,844,071
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		62	61,702
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		19,704	19,811,012
Commercial Mortgage Pass-Through Certificates:
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		5,314	5,704,932
Series 2007-C9, Class A4, 5.99%, 12/10/49 (b)		7,200	8,190,662
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		10,896	11,256,935
Credit Suisse Mortgage Capital Certificates:
Series 2007-C4, Class A3, 5.95%, 9/15/39 (b)		9,375	9,501,891
Series 2007-TF2A, Class A3, 0.45%, 4/15/22 (a)(b)		8,300	7,909,353
Series 2008-C1, Class A2, 6.25%, 2/15/41 (b)		4,640	4,669,451
Del Coronado Trust, Series 2013-HDC, Class A, 0.98%, 3/15/26 (a)(b)		5,750	5,739,575
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		14,940	16,732,800
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		8,853	8,848,953
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A, 5.48%, 12/10/49 (b)		14,168	15,501,503
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (b)		12,505	12,806,195
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		31,619	35,514,753
Series 2007-GG9, Class A4, 5.44%, 3/10/39		22,081	24,431,645
GS Mortgage Securities Trust, Series 2006-GG6, Class A2, 5.51%, 4/10/38 (b)		1,822	1,850,556
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		10,692	10,925,475

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	USD	8,400	$9,236,170
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (b)		20,174	22,296,150
Series 2007-CB18, Class A4, 5.44%, 6/12/47		19,855	21,934,216
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		7,990	8,133,261
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (b)		3,252	3,329,360
Series 2007-LD11, Class ASB, 6.00%, 6/15/49 (b)		4,936	5,305,040
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		18,698	21,149,284
Series 2007-LD12, Class A2, 5.83%, 2/15/51		2,677	2,692,192
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, 6.04%, 7/15/44 (b)		9,997	11,176,020
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 6.05%, 6/15/38 (b)		2,750	3,026,518
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		12,250	12,646,692
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		12,540	13,766,713
London & Regional Debt Securitisation PLC,
Series 2, Class A, 0.72%, 10/15/15 (b)	GBP	12,211	19,308,003
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)	USD	1,637	1,635,269
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	4,063,766
Series 2012-C4, Class C, 5.71%, 3/15/45 (a)(b)		1,500	1,581,795
Series 2012-C4, Class D, 5.71%, 3/15/45 (a)(b)		2,000	2,003,994
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 6.00%, 8/12/45 (a)(b)		7,260	8,070,151
Series 2010-R5, Class 5A, 0.46%, 1/26/37 (a)(b)		564	559,491
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		805	806,184
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		5,698	5,646,426
Motel 6 Trust:
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)		3,515	3,487,521
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)		15,935	15,625,032
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		784	784,236
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		5,039	5,040,100
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		5,582	5,498,716
Talisman Finance PLC, Series 6, Class A, 0.40%, 10/22/16 (b)	EUR	12,317	15,663,622
Titan Europe Ltd., Series 2007-2X, Class A1, 0.39%, 4/23/17 (b)		3,236	4,323,171
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.76%, 1/20/17 (b)	GBP	8,909	12,440,230
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class AM, 6.12%, 2/15/51 (b)	USD	5,540	6,075,790
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		5,767	5,748,150

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Windermere PLC, Series XI-X, Class A, 0.76%, 4/24/17 (b)	GBP	6,215	$9,809,849

			501,878,534
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 2.11%, 8/15/45 (b)	USD	18,351	2,101,974
Series 2012-CR3, Class XA, 2.36%, 11/15/45 (b)		38,005	4,904,688
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.05%, 8/15/45 (a)(b)		85,357	8,430,006
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class XA, 1.96%, 5/10/63 (a)(b)		57,888	5,417,068
WaMu Commercial Mortgage Securities Trust,
Series 2005-C1A, Class X, 0.81%, 5/25/36 (a)(b)		6,270	84,943
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.40%, 8/15/45 (a)(b)		32,680	3,967,833
Series 2012-C9, Class XA, 2.42%, 11/15/45 (a)(b)		58,427	7,508,142

			32,414,654
Total Non-Agency Mortgage-Backed Securities — 18.6%			613,471,443

Taxable Municipal Bonds
Iowa Finance Authority RB, 5.00%, 12/01/19		7,990	7,782,979
Ohio State Water Development Authority RB, 3.38%, 7/01/33 (b)		6,000	6,080,700
State of California GO:
5.10%, 8/01/14		835	847,116
3.95%, 11/01/15		2,375	2,533,009
State of Illinois GO, 4.07%, 1/01/14		11,015	11,104,772
Total Taxable Municipal Bonds — 0.9%			28,348,576

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.5%
Freddie Mac:
0.88%, 10/14/16 (d)		94,564	94,948,024
2.38%, 1/13/22 (d)		21,425	20,852,867

			115,800,891
Collateralized Mortgage Obligations — 3.5%
Fannie Mae:
Series 1997-20, Class FB, 0.65%, 3/25/27 (b)		583	572,983
Series 2002-T6, Class A1, 3.31%, 2/25/32		427	439,150
Series 2011-48, Class MG, 4.00%, 6/25/26 (c)		8,057	8,596,497
Series 2011-84, Class MG, 4.00%, 9/25/26 (c)		9,270	9,850,386
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		314	351,920
Series 2577, Class UC, 5.00%, 2/15/18		361	382,156
Series 3710, Class MG, 4.00%, 8/15/25 (c)		4,194	4,476,581
Series 3959, Class MA, 4.50%, 11/15/41		9,586	10,372,503

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 3986, Class M, 4.50%, 9/15/41	USD	9,037	$9,746,407
Series 4253, Class PA, 3.50%, 8/15/41		47,909	49,283,509
Ginnie Mae:
Series 2006-6, Class C, 5.01%, 2/16/44 (b)		950	975,097
Series 2013-131, Class PA, 3.50%, 6/16/42		18,482	19,154,859

			114,202,048
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series K003, Class A2, 3.61%, 6/25/14		83	83,941
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae:
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		73,407	10,250,232
Series 2013-M4, Class X1, 4.12%, 2/25/18 (b)		32,148	4,520,477
Series 2013-M5, Class X2, 2.53%, 1/25/21		32,966	4,469,605
Freddie Mac, Series K710, Class X1, 1.91%, 5/25/19 (b)		46,720	3,893,001
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		44,270	3,293,992

			26,427,307
Mortgage-Backed Securities — 17.9%
Fannie Mae Mortgage-Backed Securities:
2.04%, 3/01/43 (b)		12,590	12,509,201
2.06%, 1/01/43 (b)		17,123	17,070,446
2.09%, 3/01/43 (b)		18,516	18,457,839
2.25%, 8/01/43 (b)		16,815	16,829,436
2.50%, 12/01/27-10/01/28 (g)		201,735	203,078,732
3.00%, 10/01/28 (g)		166,000	171,861,875
3.50%, 10/01/28 (g)		132,500	139,808,197
4.54%, 4/01/14		5,248	5,265,403
5.00%, 4/01/21		6	6,325
5.50%, 6/01/20-10/01/21		2,243	2,426,620
6.00%, 2/01/17		13	13,893
6.50%, 4/01/21		578	626,691
7.00%, 3/01/15-11/01/17		342	358,790
7.50%, 4/01/15-8/01/16		188	196,281

			588,509,729
Total U.S. Government Sponsored Agency Securities — 25.7%			845,023,916

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.63%, 7/15/16-8/15/16 (d)(h)	USD	140,960	$141,101,500
0.88%, 9/15/16		43,825	44,146,851
Total U.S. Treasury Obligations — 5.6%			185,248,351
Total Long-Term Investments (Cost — $3,816,492,562) — 116.2%			3,823,959,916

Short-Term Securities		Par (000)/ Shares
Foreign Agency Obligations — 2.9%
Mexico Cetes, 3.40%, 11/21/13 (f)	MXN	1,270,000	96,548,913
Money Market Fund — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (i)(j)		4,918,802	4,918,802
Total Short-Term Securities (Cost — $100,979,817) — 3.1%			101,467,715

Options Purchased
(Cost — $4,599,022) — 0.1%			3,338,060
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,922,071,401) — 119.4%			3,928,765,691

TBA Sale Commitments (g)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/28	USD	17,500	(17,598,438)
3.50%, 10/01/28		63,900	(67,424,481)
Total TBA Sale Commitments (Proceeds — $84,447,727) — (2.6)%			(85,022,919)

Options Written
(Premiums Received — $ 3,145,600) — (0.1)%			(1,986,838)
Total Investments Net of TBA Sale Commitments and Options Written — 116.7%			3,841,755,934
Liabilities in Excess of Other Assets — (16.7)%			(550,910,039)

Net Assets — 100.0%			$3,290,845,895

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the annualized yield at date of purchase.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$83,930,090	$1,389,028
Credit Suisse Securities (USA) LLC	$34,895,188	$336,156
Deutsche Bank Securities, Inc.	$72,830,834	$1,643,634
Goldman Sachs & Co.	$(49,497,377)	$(362,817)
J.P. Morgan Securities LLC	$160,211,981	$3,278,887
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(17,598,438)	—
Morgan Stanley & Co. LLC	$7,240,500	$191,250

(h)	All or a portion of security has been pledged as collateral in connection with swaps.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2012	Shares Purchased		Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	4,918,802	[1]	—	4,918,802	$4,918,802	$34,920	$231
BlackRock Capital Finance LP, Series 1997-R2, Class AP	46,989	—		(46,989)	—	—	$603	$258

[1]	Represents net shares purchased.

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub- classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(1.75)%	6/17/13	Open	$1,895,000	$1,885,235
BNP Paribas Securities Corp.	(0.25)%	8/27/13	Open	20,568,000	20,563,144
Bank of Montreal	0.14%	9/27/13	10/01/13	65,081,250	65,081,503
RBC Capital Markets LLC	0.15%	9/27/13	Open	78,800,000	78,800,328
Bank of Montreal	0.14%	9/27/13	10/01/13	75,187,500	75,187,792
Total				$241,531,750	$241,518,002

•	Financial futures contracts as of September 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
28	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	6,980,050	$79,630
5,246	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	USD	1,155,513,474	2,360,326
21	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	5,232,938	41,436
12	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	2,984,700	16,983
12	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,981,400	978
1,513	3-month EURIBOR	NYSE Liffe	June 2015	USD	508,363,947	665,020
(420)	Euro-Bobl	Eurex	December 2013	USD	(70,706,459)	(527,929)
(209)	Euro-Bund	Eurex	December 2013	USD	(39,725,777)	(976,432)
(2,900)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	USD	(366,532,812)	(6,189,592)
(3,737)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	USD	(452,352,172)	(5,973,282)
(2,046)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	(507,587,025)	(1,083,036)
Total						$(11,585,898)

•	Foreign currency exchange contracts as of September 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,399,615	BRL	63,138,023	The Bank of New York Mellon	10/07/13	$(36,325)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	17,000,000	NOK	99,023,759	Deutsche Bank AG	10/21/13	$41,821
CHF	7,335,846	USD	8,100,000	Barclays Bank PLC	10/21/13	13,178
EUR	5,870,000	CHF	7,228,142	Barclays Bank PLC	10/21/13	(52,423)
EUR	6,000,000	CHF	7,387,452	BNP Paribas S.A.	10/21/13	(52,734)
EUR	6,000,000	CHF	7,388,646	Deutsche Bank AG	10/21/13	(54,055)
EUR	6,100,000	NOK	48,080,200	UBS AG	10/21/13	263,916
EUR	6,100,000	NOK	48,425,295	UBS AG	10/21/13	206,576
NOK	96,687,738	CAD	17,000,000	Deutsche Bank AG	10/21/13	(429,968)
NOK	97,376,740	EUR	12,200,000	UBS AG	10/21/13	(325,728)
USD	8,300,000	CAD	8,568,148	Deutsche Bank AG	10/21/13	(13,814)
USD	8,100,000	CHF	7,551,063	Barclays Bank PLC	10/21/13	(251,200)
USD	8,100,000	CHF	7,370,822	UBS AG	10/21/13	(51,860)
AUD	2,317,000	USD	2,166,395	The Bank of New York Mellon	10/22/13	(8,297)
GBP	5,200,000	USD	8,072,672	Deutsche Bank AG	10/22/13	344,055
GBP	5,200,000	USD	8,225,542	Deutsche Bank AG	10/22/13	191,186
GBP	17,757,000	USD	28,238,495	Deutsche Bank AG	10/22/13	503,011
GBP	3,894,000	USD	6,266,560	The Bank of New York Mellon	10/22/13	36,275
GBP	14,000,000	USD	22,455,300	The Bank of New York Mellon	10/22/13	205,121
NZD	10,225,388	AUD	8,900,000	Deutsche Bank AG	10/22/13	189,174
USD	56,642,955	AUD	62,179,000	UBS AG	10/22/13	(1,271,747)
USD	8,100,000	CAD	8,316,270	Deutsche Bank AG	10/22/13	30,790
USD	3,671,855	GBP	2,366,000	BNP Paribas S.A.	10/22/13	(157,757)
USD	2,467,291	GBP	1,578,000	Citibank N.A.	10/22/13	(86,862)
USD	8,095,100	GBP	5,200,000	Deutsche Bank AG	10/22/13	(321,628)
USD	8,177,047	GBP	5,200,000	Deutsche Bank AG	10/22/13	(239,681)
USD	106,413,397	GBP	70,561,000	Deutsche Bank AG	10/22/13	(7,796,743)
USD	28,287,412	GBP	17,721,000	The Bank of New York Mellon	10/22/13	(395,825)
USD	175,938,495	EUR	130,225,984	BNP Paribas S.A.	10/24/13	(248,084)
NZD	10,073,963	AUD	8,900,000	Barclays Bank PLC	10/31/13	63,373
USD	9,353,705	MXN	123,855,000	Morgan Stanley Capital Services LLC	11/21/13	(66,633)
USD	85,038,137	MXN	1,134,018,000	Morgan Stanley Capital Services LLC	11/21/13	(1,214,601)
Total						$(10,987,489)

•	Exchange-traded options purchased as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	3/14/14	5,000	$187,500
Euro Dollar 1-Year Mid-Curve	Put	USD	97.50	3/14/14	5,000	31,250
Total						$218,750

•	Over-the-counter interest rate swaptions purchased as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.32%	Receive	3-month LIBOR	5/31/16	USD	28,900	$913,856
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.32%	Pay	3-month LIBOR	5/31/16	USD	28,900	2,205,454
Total									$3,119,310

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	53

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Exchange-traded options written as of September 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	98.00	3/14/14	10,000	$(125,000)

•	Over-the-counter interest rate swaptions written as of September 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date		Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	110,000	$(51,084)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	110,000	(1,810,754)
Total									$(1,861,838)

•	Centrally cleared credit default swaps – buy protection outstanding as of September 30, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	15,000	$131,221
CDX.NA.IG Series 21 Version 1	1.00%	Chicago Mercantile	12/20/18	USD	33,000	(8,465)
Total						$122,756

•	Centrally cleared interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
0.50%[1]	3-month LIBOR	Chicago Mercantile	8/05/15	USD	205,000	$(312,225)
0.84%[1]	3-month LIBOR	Chicago Mercantile	8/16/16	USD	95,000	(374,243)
1.52%[1]	3-month LIBOR	Chicago Mercantile	6/24/18	USD	82,500	(673,640)
Total						$(1,360,108)

[1]	Fund pays the fixed rate and receives the floating rate.

•	Over-the-counter credit default swaps – buy protection outstanding as of September 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
State of Israel	1.00%	Deutsche Bank AG	12/20/18	USD	14,070	$131,024	$119,743	$11,281
State of Israel	1.00%	HSBC Bank USA N.A.	12/20/18	USD	16,445	153,140	131,874	21,266
State of Israel	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	32,760	305,069	327,030	(21,961)
MCDX.NA Series 16 Version 1	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	16,000	554,127	539,896	14,231
Total						$1,143,360	$1,118,543	$24,817

•	Over-the-counter credit default swaps – sold protection outstanding as of September 30, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	6/20/20	AA	USD	8,000	$(2,507,112)	$(3,610,000)	$1,102,888
CMBX.NA Series 3 AM	0.50%	Citibank N.A.	12/13/49	BBB-	USD	10,000	(970,167)	(955,880)	(14,287)
CMBX.NA Series 3 AM	0.50%	Citibank N.A.	12/13/49	BBB-	USD	5,000	(484,786)	(454,515)	(30,271)
Total							$(3,962,065)	$(5,020,395)	$1,058,330

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Over-the-counter Interest rate swaps outstanding as of September 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/10/14	USD	185,000	$632,086	—	$632,086
0.43%[2]	3-month LIBOR	Credit Suisse International	8/03/14	USD	64,950	(81,992)	—	(81,992)
0.43%[2]	3-month LIBOR	Deutsche Bank AG	8/03/14	USD	67,800	(88,980)	—	(88,980)
0.39%[2]	3-month LIBOR	Deutsche Bank AG	10/11/14	USD	131,300	(256,434)	—	(256,434)
1.08%[2]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/10/17	USD	74,900	(501,003)	—	(501,003)
0.88%[1]	3-month LIBOR	Citibank N.A.	4/11/18	USD	42,900	(760,940)	—	(760,940)
Total						$(1,057,263)	—	$(1,057,263)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$345,169,083	$175,739,095	$520,908,178
Corporate Bonds	—	1,374,126,437	42,828,338	1,416,954,775
Floating Rate Loan Interests	—	17,502,020	—	17,502,020
Foreign Agency Obligations	—	37,591,543	—	37,591,543
Foreign Government Obligations	—	158,911,114	—	158,911,114
Non-Agency Mortgage-Backed Securities	—	591,368,910	22,102,533	613,471,443
Taxable Municipal Bonds	—	28,348,576	—	28,348,576
U.S. Government Sponsored Agency Securities	—	825,869,057	19,154,859	845,023,916
U.S. Treasury Obligations	—	185,248,351	—	185,248,351
Short-Term Securities	$4,918,802	96,548,913	—	101,467,715
Options Purchased:
Interest Rate Contracts	218,750	3,119,310	—	3,338,060
Liabilities:
Investments:
TBA Sale Commitments	—	(85,022,919)	—	(85,022,919)
Total	$5,137,552	$3,578,780,395	$259,824,825	$3,843,742,772

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	55

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,280,887	—	$1,280,887
Foreign currency exchange contracts	—	2,088,476	—	2,088,476
Interest rate contracts	$3,164,373	632,086	—	3,796,459
Liabilities:
Credit contracts	—	(74,984)	—	(74,984)
Foreign currency exchange contracts	—	(13,075,965)	—	(13,075,965)
Interest rate contracts	(14,875,271)	(4,911,295)	—	(19,786,566)
Total	$(11,710,898)	$(14,060,795)	—	$(25,771,693)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$134,487	—	—	$134,487
Foreign currency at value	2,760,527	—	—	2,760,527
Cash pledged for financial futures contracts	9,786,000	—	—	9,786,000
Cash pledged as collateral for over-the-counter derivatives	6,490,000	—	—	6,490,000
Cash pledged for centrally cleared swaps	3,980,000	—	—	3,980,000
Liabilities:
Reverse repurchase agreements	—	$(241,518,002)	—	(241,518,002)
Cash received as collateral for over-the-counter derivatives	—	(4,540,000)	—	(4,540,000)
Total	$23,151,014	$(246,058,002)	—	$(222,906,988)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2013.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2012	$15,752,501	$12,215,000	$24,905,432	$3,573	—	$52,876,506
Transfers into Level 3	—	23,984,671	7,967,664	—	—	31,952,335
Transfers out of Level 3	(12,243,780)	—	(19,732,853)	—	—	(31,976,633)
Accrued discounts/ premiums	43,934	(32,625)	2,956	—	$(99)	14,166
Net realized gain (loss)	57,451	(1,842)	4,275	221	—	60,105
Net change in unrealized appreciation/ depreciation[2]	(276,816)	(171,866)	302,971	(148)	(52,011)	(197,870)
Purchases	195,098,922	19,050,000	18,647,064	—	19,206,969	252,002,955
Sales	(22,693,117)	(12,215,000)	(9,994,976)	(3,646)	—	(44,906,739)
Closing Balance, as of September 30, 2013	$175,739,095	$42,828,338	$22,102,533	—	$19,154,859	$259,824,825

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $(219,239).

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities
Opening Balance, as of September 30, 2012	$734,828	—
Transfers into Level 3	—	—
Transfers out of Level 3	(734,828)	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation/depreciation[3]	—	—
Purchases	—	—
Issues[4]	—	—
Sales.	—	—
Settlements[5]	—	—
Closing Balance, as of September 30, 2013	—	—

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of September 30, 2013 was $0.

[4]	Issues represent upfront cash received on certain derivative financial instruments.
[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

Certain of the Fund’s investments and derivative financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	57

Statements of Assets and Liabilities

September 30, 2013	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$3,854,896,885	$11,828,178,385	$3,923,846,889
Investments at value — affiliated[3]	—	85,864,001	4,918,802
Cash	8,685,874	2,825,788	134,487
Cash pledged for financial futures contracts	1,982,000	—	9,786,000
Cash pledged as collateral for reverse repurchase agreements	6,516,387	—	—
Cash pledged as collateral for over-the-counter derivatives	610,000	45,960,000	6,490,000
Cash pledged for centrally cleared swaps	4,660,000	—	3,980,000
Foreign currency at value[4]	820,391	1,548,944	2,760,527
Variation margin receivable on centrally cleared swaps	—	—	1,249,096
Variation margin receivable on futures	465,612	—	359,894
Investments sold receivable	60,916,122	233,655,084	37,049,639
TBA sale commitments receivable	329,564,867	—	84,447,727
Swap premiums paid	—	5,065,564	1,118,543
Swaps receivable	349,727	—	—
Unrealized appreciation on foreign currency exchange contracts	7,618	165,557	2,088,476
Unrealized appreciation on over-the-counter swaps	3,901,970	10,849,363	1,781,752
Capital shares sold receivable	3,280,895	58,787,011	25,522,983
Interest receivable	12,775,938	175,427,790	20,614,500
Receivable from Manager	82,948	636,942	67,923
Principal paydown receivable	55,495	—	—
Dividends receivable — affiliated	839	3,496	4,350
Prepaid expenses	68,496	232,792	107,161
Other assets	360,403	5,559,500	21,223

Total assets	4,290,002,467	12,454,760,217	4,126,349,972

Liabilities
Options written at value[5]	—	1,090,400	1,986,838
TBA sale commitments at value[6]	334,433,756	—	85,022,919
Reverse repurchase agreements	533,144,792	65,044,466	241,518,002
Cash received as collateral for reverse repurchase agreements	—	510,000	—
Cash received as collateral for over-the-counter derivatives	2,800,000	7,900,000	4,540,000
Variation margin payable on centrally cleared swaps	710,733	—	—
Variation margin payable on futures	213,539	—	589,632
Investments purchased payable	583,202,322	378,800,868	470,042,284
Swap premiums received	1,476,684	44,238,964	5,020,395
Swaps payable	—	—	1,552,514
Unrealized depreciation on foreign currency exchange contracts	363,932	30,135,401	13,075,965
Unrealized depreciation on over-the-counter swaps	754,054	7,356,457	1,755,868
Interest expense payable	82,544	—	14,622
Income dividends payable	2,208,121	16,599,908	1,366,498
Capital shares redeemed payable	4,343,027	42,822,280	5,915,649
Service and distribution fees payable	285,119	1,363,233	628,650
Investment advisory fees payable	882,666	3,894,466	931,348
Other affiliates payable	265,037	730,841	218,633
Officer’s and Trustees’ fees payable	14,609	40,887	14,875
Deferred capital gains tax liability	—	1,206,551	—
Other accrued expenses payable	1,267,106	4,253,367	1,309,385

Total liabilities	1,466,448,041	605,988,089	835,504,077

Net Assets	$2,823,554,426	$11,848,772,128	$3,290,845,895

Net Assets Consist of
Paid-in capital	$2,952,191,678	$11,676,977,926	$3,393,479,860
Undistributed (distributions in excess of) net investment income	(1,720,804)	(8,821,870)	9,448,989
Accumulated net realized loss	(136,881,318)	(53,905,517)	(95,613,858)
Net unrealized appreciation/depreciation	9,964,870	234,521,589	(16,469,096)

Net Assets	$2,823,554,426	$11,848,772,128	$3,290,845,895

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$3,838,962,982	$11,576,767,323	$3,917,152,599
[3] Investments at cost — affiliated	—	$86,072,520	$4,918,802
[4] Foreign currency at cost	$820,841	$1,538,682	$2,757,835
[5] Premiums received	—	$5,976,876	$3,145,600
[6] Proceeds from TBA sale commitments	$329,564,867	—	$84,447,727

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Assets and Liabilities (continued)

September 30, 2013	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
BlackRock
Net assets	$597,618,252	$934,195,363	$319,317,849

Shares outstanding[7]	63,088,344	114,526,968	32,897,845

Net asset value	$9.47	$8.16	$9.71

Institutional
Net assets	$1,307,730,947	$5,922,843,433	$849,699,689

Shares outstanding[7]	138,422,333	726,350,590	87,464,688

Net asset value	$9.45	$8.15	$9.71

Service
Net assets	$199,772,301	$372,558,811	$231,914,004

Shares outstanding[7]	21,140,143	45,672,014	23,880,955

Net asset value	$9.45	$8.16	$9.71

Investor A
Net assets	$566,333,923	$3,933,777,888	$1,523,705,468

Shares outstanding[7]	59,866,632	482,435,897	156,918,529

Net asset value	$9.46	$8.15	$9.71

Investor A1
Net assets	—	—	$20,196,275

Shares outstanding[7]	—	—	2,077,830

Net asset value	—	—	$9.72

Investor B
Net assets	$2,810,590	$4,597,335	$2,888,213

Shares outstanding[7]	297,358	563,578	297,310

Net asset value	$9.45	$8.16	$9.71

Investor B1
Net assets	—	$9,009,368	—

Shares outstanding[7]	—	1,104,869	—

Net asset value	—	$8.15	—

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	59

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor B3
Net assets		—	$2,751,772

Shares outstanding[7]	—	—	283,193

Net asset value	—	—	$9.72

Investor C
Net assets	$147,042,181	$535,425,623	$293,864,230

Shares outstanding[7]	15,610,635	65,594,852	30,271,178

Net asset value	$9.42	$8.16	$9.71

Investor C1
Net assets	—	$88,458,271	—

Shares outstanding[7]	—	10,832,428	—

Net asset value	—	$8.17	—

Investor C2
Net assets	—	—	$11,904,606

Shares outstanding[7]	—	—	1,225,988

Net asset value	—	—	$9.71

Investor C3
Net assets	—	—	$30,075,055

Shares outstanding[7]	—	—	3,097,975

Net asset value	—	—	$9.71

Class R
Net assets	$2,246,232	$47,906,036	$4,528,734

Shares outstanding[7]	237,337	5,876,055	466,403

Net asset value	$9.46	$8.15	$9.71

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Operations

Year Ended September 30, 2013	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$92,195,959	$681,253,238	$76,095,816
Interest — affiliated	—	633,472	603
Dividends — unaffiliated	320,474	16,463,333	—
Dividends — affiliated	5,511	169,666	34,920
Foreign taxes withheld	—	(5,712)	—

Total income	92,521,944	698,513,997	76,131,339

Expenses
Investment advisory	13,943,290	43,547,683	12,916,533
Service and distribution — class specific	3,991,674	16,392,242	6,556,113
Transfer agent — class specific	3,618,667	14,133,109	2,758,248
Administration	1,827,988	5,897,182	1,696,337
Custodian	451,779	354,159	115,374
Administration — class specific	609,185	1,166,587	588,204
Registration	154,524	628,605	238,886
Printing	92,154	303,087	69,427
Professional	122,655	558,900	76,835
Officer and Trustees	64,946	180,501	62,491
Miscellaneous	204,575	523,296	170,574
Recoupment of past waived fees — class specific	122,230	119,290	191,698

Total expenses excluding interest expense and income tax	25,203,667	83,804,641	25,440,720
Interest expense[2]	1,014,983	1,691,605	981,121
Income tax	—	1,237,043	—

Total expenses	26,218,650	86,733,289	26,421,841
Less fees waived by Manager	(3,135,405)	(105,492)	(3,844,170)
Less administration fees waived — class specific	(383,912)	(288,695)	(361,613)
Less transfer agent fees waived — class specific	(14,041)	(141,221)	(11,183)
Less transfer agent fees reimbursed — class specific	(510,422)	(1,146,390)	(469,128)

Total expenses after fees waived and reimbursed	22,174,870	85,051,491	21,735,747

Net investment income	70,347,074	613,462,506	54,395,592

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	167	2,844	231
Investments — unaffiliated	(13,973,718)	302,672,555	(4,031,357)
Investments — affiliated	—	—	258
Options written	(14,012,650)	7,150,953	(2,455,860)
Financial futures contracts	23,705,255	(18,282,906)	21,433,543
Swaps	19,166,946	35,176,120	(4,407,669)
Foreign currency transactions	1,572,431	(37,310,708)	(2,150,999)
Borrowed Bonds	(3,372)	—	113

	16,455,059	289,408,858	8,388,260

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(119,343,477)	18,840,677 [3]	(32,009,277)
Investments — affiliated	—	(208,519)	(272)
Options written	13,201,589	4,886,476	580,789
Financial futures contracts	(3,402,631)	(2,022,322)	(11,068,058)
Swaps	220,766	(11,189,484)	(234,545)
Foreign currency translations	2,356,380	(2,145,501)	(5,242,641)

	(106,967,373)	8,161,327	(47,974,004)

Total realized and unrealized gain (loss)	(90,512,314)	297,570,185	(39,585,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,165,240)	$911,032,691	$14,809,848

[1]	Consolidated Statement of Operations.

[2]	See Note 8 of the Notes to Financial Statements for details of borrowings.

[3]	Net of deferred capital gains tax of $1,206,551.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	61

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$70,347,074	$95,288,769
Net realized gain	16,455,059	41,490,622
Net change in unrealized appreciation/depreciation	(106,967,373)	91,802,798

Net increase (decrease) in net assets resulting from operations	(20,165,240)	228,582,189

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	(16,499,006)	(25,731,062)
Institutional	(35,281,489)	(50,058,047)
Service	(4,926,129)	(7,852,544)
Investor A	(13,410,642)	(18,103,575)
Investor B	(63,309)	(165,140)
Investor C	(2,712,743)	(4,566,029)
Class R	(39,992)	(16,942)
Tax return of capital:
BlackRock	(2,829,948)	—
Institutional	(6,333,512)	—
Service	(1,001,229)	—
Investor A	(2,762,890)	—
Investor B	(20,507)	—
Investor C	(839,101)	—
Class R	(9,426)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(86,729,923)	(106,493,339)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(261,289,904)	(274,186,643)

Net Assets
Total decrease in net assets	(368,185,067)	(152,097,793)
Beginning of year	3,191,739,493	3,343,837,286

End of year	$2,823,554,426	$3,191,739,493

Distributions in excess of net investment income, end of year	$(1,720,804)	$(1,633,767)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$613,462,506	$433,924,303 [2]	$54,395,592	$49,314,590
Net realized gain	289,408,858	69,124,381	8,388,260	24,492,749
Net change in unrealized appreciation/depreciation	8,161,327	638,684,386 [2]	(47,974,004)	31,298,852

Net increase in net assets resulting from operations	911,032,691	1,141,733,070	14,809,848	105,106,191

Dividends and Distributions to Shareholders From[3]
Net investment income:
BlackRock	(59,511,269)	(50,885,909)	(7,170,018)	(8,115,701)
Institutional	(305,374,598)	(184,573,987)	(17,705,984)	(17,069,144)
Service	(20,402,619)	(16,417,315)	(4,534,880)	(6,697,436)
Investor A	(219,514,236)	(167,919,678)	(18,405,247)	(11,725,736)
Investor A1	—	—	(434,245)	(560,872)
Investor B	(317,584)	(480,548)	(35,140)	(60,671)
Investor B1	(809,457)	(1,498,756)	—	—
Investor B3	—	—	(47,967)	(135,428)
Investor C	(27,554,385)	(22,559,036)	(3,116,082)	(3,859,971)
Investor C1	(5,235,121)	(5,978,625)	—	—
Investor C2	—	—	(224,019)	(317,048)
Investor C3	—	—	(373,156)	(554,796)
Class R	(2,290,868)	(1,517,614)	(85,395)	(114,004)
Net realized gain:
BlackRock	(2,392,510)	—	—	—
Institutional	(12,466,754)	—	—	—
Service	(872,341)	—	—	—
Investor A	(9,406,215)	—	—	—
Investor B	(15,732)	—	—	—
Investor B1	(37,404)	—	—	—
Investor C	(1,350,700)	—	—	—
Investor C1	(246,820)	—	—	—
Class R	(104,208)	—	—	—
Tax return of capital:
BlackRock	—	—	(301,900)	—
Institutional	—	—	(762,169)	—
Service	—	—	(232,214)	—
Investor A	—	—	(1,001,106)	—
Investor A1	—	—	(20,189)	—
Investor B	—	—	(3,139)	—
Investor B3	—	—	(3,925)	—
Investor C	—	—	(264,545)	—
Investor C2	—	—	(12,240)	—
Investor C3	—	—	(30,822)	—
Class R	—	—	(5,428)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(667,902,821)	(451,831,468)	(54,769,810)	(49,210,807)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,317,718,312	3,325,364,606	1,090,570,075	129,708,320

Net Assets
Total increase in net assets	2,560,848,182	4,015,266,208	1,050,610,113	185,603,704
Beginning of year	9,287,923,946	5,272,657,738	2,240,235,782	2,054,632,078

End of year	$11,848,772,128	$9,287,923,946	$3,290,845,895	$2,240,235,782

Undistributed (distributions in excess of) net investment income, end of year	$(8,821,870)	$48,701,893 [2]	$9,448,989	$8,099,944

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Restated to reclassify income tax expense to net investment income from unrealized gain (loss).
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	63

Statements of Cash Flows

Year Ended September 30, 2013	BlackRock Core Bond Portfolio	BlackRock Low Duration Bond Portfolio

Cash Provided by (Used for) Operating Activities
Net (decrease) increase in net assets resulting from operations	$(20,165,240)	$14,809,848
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used for operating activities:
Increase in dividends receivable — affiliated	(839)	(2,553)
(Increase) Decrease in interest receivable	7,771,026	(1,346,171)
(Increase) Decrease in prepaid expenses	35,040	(6,911)
Increase in variation margin receivable on futures	(222,892)	(351,103)
Increase in receivable from Manager	(76,298)	(9,697)
(Increase) Decrease in cash pledged for financial futures contracts	3,298,000	(8,220,000)
Decrease in swaps premium paid	333,615	5,107,818
(Increase) Decrease in cash pledged as collateral for over-the-counter derivatives	25,420,000	(1,890,000)
Increase in cash pledged for centrally cleared swaps	(4,660,000)	(3,980,000)
Increase in variation margin receivable on centrally cleared swaps	—	(1,249,096)
Increase in cash pledged as collateral for reverse repurchase agreements	(6,516,387)	—
Increase in principal paydown receivable	(40,897)	—
Decrease in TBA sale commitments receivable	2,015,203,129	283,353,263
Increase in swaps receivable	(349,727)	—
Increase in other assets	(360,403)	(21,223)
Increase (Decrease) in variation margin payable on futures	(1,794,617)	506,767
Increase in variation margin payable on centrally cleared swaps	710,733	—
Increase in cash received as collateral for over-the-counter derivatives	2,500,000	3,640,000
Increase in swaps payable	—	1,552,514
Decrease in TBA sale commitments at value	(2,016,406,322)	(283,536,597)
Decrease in swap premiums received	(2,313,043)	(275,251)
Increase (Decrease) in other affiliates payable	(42,216)	69,278
Increase (Decrease) in investment advisory fees payable	(74,926)	335,059
Increase (Decrease) in Officer’s and Trustees’ fees payable	(2,187)	1,909
Increase (Decrease) in interest expense payable	125,821	(52,770)
Increase (Decrease) in service and distribution fees payable	(68,004)	201,760
Increase (Decrease) in other accrued expenses payable	(292,515)	145,872
Net realized and unrealized gain on investments, options written, swaps, borrowed bonds and foreign currency translations	131,618,840	43,396,289
Premiums received from options written	7,050,301	3,133,120
Premiums paid on closing options written	(33,685,112)	(4,610,380)
Amortization of premium and accretion of discount on investments	8,226,364	24,292,568
Proceeds from sales of long-term investments	30,844,892,914	9,770,245,112
Purchases of long-term investments	(30,669,479,908)	(10,552,058,399)
Proceeds from borrowed bonds and short sale transactions	2,592,218	62,237,341
Payments from borrowed bonds and short sale transactions	(2,595,590)	(62,237,228)
Net proceeds from sales of short-term securities	—	(100,306,812)

Cash provided by (used for) operating activities	290,630,878	(807,125,673)

Cash Provided by (Used for) Financing Activities
Net borrowing of reverse repurchase agreements	51,800,738	(204,390,833)
Proceeds from treasury roll transactions	16,772,774	—
Payments for treasury roll transactions	(16,773,124)	—
Proceeds from issuance of capital shares	651,673,203	2,198,863,217
Payments on redemption of capital shares	(980,511,539)	(1,186,728,027)
Cash dividends paid to shareholders	(17,607,136)	(7,140,878)

Cash provided by (used for) financing activities	(294,645,084)	800,603,479

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	64,358	3,497

Cash and Foreign Currency
Net decrease in cash and foreign currency	(3,949,848)	(6,518,697)
Cash and foreign currency at beginning of year	13,456,113	9,413,711

Cash and foreign currency at end of year	$9,506,265	$2,895,014

Cash Flow Information
Cash paid during the year for interest	$889,162	$1,033,891

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends and distributions	$70,053,875	$47,843,157

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.81	$9.45	$9.61	$9.08	$8.63

Net investment income[1]	0.25	0.30	0.38	0.42	0.46
Net realized and unrealized gain (loss)	(0.29)	0.39	(0.13)	0.57	0.48

Net increase (decrease) from investment operations	(0.04)	0.69	0.25	0.99	0.94

Dividends and distributions from:[2]
Net investment income	(0.26)	(0.33)	(0.41)	(0.46)	(0.49)
Tax return of capital	(0.04)	—	—	—	—

Total dividends and distributions	(0.30)	(0.33)	(0.41)	(0.46)	(0.49)

Net asset value, end of year	$9.47	$9.81	$9.45	$9.61	$9.08

Total Investment Return[3]
Based on net asset value	(0.45)%	7.47%	2.69%	11.25%	11.97%

Ratios to Average Net Assets
Total expenses	0.61%	0.60%	0.63%	0.81%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.48%	0.47%	0.47%	0.64%	0.51%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.45%	0.46%	0.42%

Net investment income	2.54%	3.15%	4.04%	4.55%	5.47%

Supplemental Data
Net assets, end of year (000)	$597,618	$643,885	$830,056	$1,077,976	$1,256,814

Portfolio turnover	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]

	Institutional
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.78	$9.42	$9.58	$9.06	$8.62

Net investment income[1]	0.24	0.29	0.36	0.41	0.46
Net realized and unrealized gain (loss)	(0.28)	0.39	(0.12)	0.56	0.46

Net increase (decrease) from investment operations	(0.04)	0.68	0.24	0.97	0.92

Dividends and distributions from:[2]
Net investment income	(0.25)	(0.32)	(0.40)	(0.45)	(0.48)
Tax return of capital	(0.04)	—	—	—	—

Total dividends and distributions	(0.29)	(0.32)	(0.40)	(0.45)	(0.48)

Net asset value, end of year	$9.45	$9.78	$9.42	$9.58	$9.06

Total Investment Return[3]
Based on net asset value	(0.47)%	7.36%	2.55%	11.03%	11.75%

Ratios to Average Net Assets
Total expenses	0.75%	0.73%	0.78%	0.97%	0.80%

Total expenses excluding recoupment of past waived fees	0.75%	0.73%	0.78%	0.96%	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.59%	0.58%	0.60%	0.77%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%	0.56%	0.58%	0.58%	0.53%

Net investment income	2.44%	3.03%	3.87%	4.44%	5.40%

Supplemental Data
Net assets, end of year (000)	$1,307,731	$1,457,783	$1,488,219	$790,768	$810,795

Portfolio turnover	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 688%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 771%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 789%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 573%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	65

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.43	$9.59	$9.06	$8.62	$9.80	$9.44	$9.60	$9.07	$8.62

Net investment income[1]	0.21	0.26	0.32	0.38	0.43	0.20	0.26	0.34	0.38	0.43
Net realized and unrealized gain (loss)	(0.29)	0.39	(0.11)	0.57	0.47	(0.28)	0.39	(0.13)	0.57	0.48

Net increase (decrease) from investment operations	(0.08)	0.65	0.21	0.95	0.90	(0.08)	0.65	0.21	0.95	0.91

Dividends and distributions from:[2]
Net investment income	(0.22)	(0.29)	(0.37)	(0.42)	(0.46)	(0.22)	(0.29)	(0.37)	(0.42)	(0.46)
Tax return of capital	(0.04)	—	—	—	—	(0.04)	—	—	—	—

Total dividends and distributions	(0.26)	(0.29)	(0.37)	(0.42)	(0.46)	(0.26)	(0.29)	(0.37)	(0.42)	(0.46)

Net asset value, end of year	$9.45	$9.79	$9.43	$9.59	$9.06	$9.46	$9.80	$9.44	$9.60	$9.07

Total Investment Return[3]
Based on net asset value	(0.86)%	7.01%	2.25%	10.81%	11.46%	(0.89)%	7.01%	2.27%	10.81%	11.54%

Ratios to Average Net Assets
Total expenses	1.02%	1.05%	1.03%	1.20%	1.10%	1.03%	1.02%	1.01%	1.19%	1.10%

Total expenses excluding recoupment of past waived fees	0.98%	1.05%	1.02%	1.20%	1.08%	1.03%	1.02%	1.01%	1.19%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.91%	0.90%	1.07%	0.90%	0.92%	0.90%	0.88%	1.06%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.88%	0.89%	0.88%	0.88%	0.81%	0.89%	0.89%	0.86%	0.87%	0.82%

Net investment income	2.13%	2.71%	3.50%	4.13%	5.14%	2.11%	2.69%	3.58%	4.13%	5.04%

Supplemental Data
Net assets, end of year (000)	$199,772	$238,247	$278,072	$37,639	$39,291	$566,334	$638,402	$551,875	$280,857	$226,782

Portfolio turnover	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]

	Investor B
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.43	$9.59	$9.06	$8.62

Net investment income[1]	0.13	0.19	0.26	0.31	0.36
Net realized and unrealized gain (loss)	(0.29)	0.39	(0.13)	0.57	0.47

Net increase (decrease) from investment operations	(0.16)	0.58	0.13	0.88	0.83

Dividends and distributions from:[2]
Net investment income	(0.14)	(0.22)	(0.29)	(0.35)	(0.39)
Tax return of capital	(0.04)	—	—	—	—

Total dividends and distributions	(0.18)	(0.22)	(0.29)	(0.35)	(0.39)

Net asset value, end of year	$9.45	$9.79	$9.43	$9.59	$9.06

Total Investment Return[3]
Based on net asset value	(1.69)%	6.20%	1.40%	9.94%	10.53%

Ratios to Average Net Assets
Total expenses	1.89%	1.81%	1.86%	2.04%	1.93%

Total expenses excluding recoupment of past waived fees	1.86%	1.81%	1.84%	2.02%	1.92%

Total expenses after fees waived, reimbursed and paid indirectly	1.76%	1.68%	1.73%	1.89%	1.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.73%	1.66%	1.71%	1.71%	1.65%

Net investment income	1.35%	1.95%	2.79%	3.32%	4.31%

Supplemental Data
Net assets, end of year (000)	$2,811	$5,894	$8,680	$10,118	$14,537

Portfolio turnover	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 688%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 771%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 789%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 573%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.76	$9.40	$9.56	$9.03	$8.59	$9.81	$9.44	$9.60	$9.07	$8.63

Net investment income[1]	0.13	0.19	0.27	0.31	0.36	0.18	0.23	0.31	0.35	0.40
Net realized and unrealized gain (loss)	(0.29)	0.39	(0.13)	0.58	0.47	(0.30)	0.40	(0.13)	0.58	0.47

Net increase (decrease) from investment operations	(0.16)	0.58	0.14	0.89	0.83	(0.12)	0.63	0.18	0.93	0.87

Dividends and distributions from:[2]
Net investment income	(0.14)	(0.22)	(0.30)	(0.36)	(0.39)	(0.19)	(0.26)	(0.34)	(0.40)	(0.43)
Tax return of capital	(0.04)	—	—	—	—	(0.04)	—	—	—	—

Total dividends and distributions	(0.18)	(0.22)	(0.30)	(0.36)	(0.39)	(0.23)	(0.26)	(0.34)	(0.40)	(0.43)

Net asset value, end of year	$9.42	$9.76	$9.40	$9.56	$9.03	$9.46	$9.81	$9.44	$9.60	$9.07

Total Investment Return[3]
Based on net asset value	(1.63)%	6.26%	1.50%	10.04%	10.61%	(1.24)%	6.82%	1.95%	10.48%	11.10%

Ratios to Average Net Assets
Total expenses	1.76%	1.74%	1.77%	1.95%	1.86%	1.38%	1.34%	1.38%	1.54%	1.38%

Total expenses excluding recoupment of past waived fees	1.76%	1.74%	1.77%	1.95%	1.86%	1.36%	1.34%	1.38%	1.51%	1.38%

Total expenses after fees waived, reimbursed and paid indirectly	1.66%	1.63%	1.64%	1.81%	1.69%	1.18%	1.19%	1.19%	1.36%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.61%	1.62%	1.62%	1.60%	1.15%	1.17%	1.17%	1.18%	1.11%

Net investment income	1.40%	1.97%	2.85%	3.40%	4.27%	1.82%	2.40%	3.29%	3.81%	4.69%

Supplemental Data
Net assets, end of year (000)	$147,042	$206,568	$186,495	$133,691	$107,567	$2,246	$960	$441	$395	$283

Portfolio turnover	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]	805%[4]	739%[5]	726%[6]	724%[7]	610%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[5]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 688%.

[6]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 771%.

[7]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 789%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 573%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	67

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.14	$7.48	$6.68	$6.61	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.50	0.50	0.52	0.61	0.62	0.49	0.49	0.50	0.60	0.62
Net realized and unrealized gain (loss)	0.26	0.80	(0.32)[3]	0.79 [3]	0.07 [3]	0.26	0.80	(0.30)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.76	1.30	0.20	1.40	0.69	0.75	1.29	0.20	1.38	0.68

Dividends and distributions from:[4]
Net investment income	(0.52)	(0.50)	(0.54)	(0.60)	(0.62)	(0.52)	(0.49)	(0.53)	(0.59)	(0.61)
Net realized gain	(0.02)	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.54)	(0.50)	(0.54)	(0.60)	(0.62)	(0.54)	(0.49)	(0.53)	(0.59)	(0.61)

Net asset value, end of year	$8.16	$7.94	$7.14	$7.48	$6.68	$8.15	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	9.84%	18.99%	2.29%[6]	21.72%[6]	12.82%[6]	9.64%	18.92%	2.35%[6]	21.43%[6]	12.75%[6]

Ratios to Average Net Assets
Total expenses	0.56%	0.60%[7]	0.59%	0.61%	0.63%	0.64%	0.65%[7]	0.66%	0.71%	0.69%

Total expenses excluding recoupment of past waived fees	0.56%	0.58%[7]	0.58%	0.61%	0.63%	0.64%	0.65%[7]	0.66%	0.71%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%	0.58%[7]	0.58%	0.58%	0.56%	0.63%	0.65%[7]	0.65%	0.67%	0.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.54%	0.56%	0.58%	0.58%	0.56%	0.60%	0.63%	0.65%	0.67%	0.63%

Net investment income	6.13%	6.48%[7]	6.69%	8.53%	10.95%	6.05%	6.40%[7]	6.53%	8.38%	10.98%

Supplemental Data
Net assets, end of year (000)	$934,195	$897,435	$694,075	$725,724	$615,626	$5,922,843	$3,989,753	$2,017,038	$738,474	$502,356

Portfolio turnover	84%	69%	91%	113%	99%	84%	69%	91%	113%	99%

	Service
	Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.14	$7.48	$6.68	$6.61

Net investment income[2]	0.47	0.47	0.48	0.58	0.60
Net realized and unrealized gain (loss)	0.26	0.80	(0.32)[3]	0.79 [3]	0.07 [3]

Net increase (decrease) from investment operations	0.73	1.27	0.16	1.37	0.67

Dividends and distributions from:[4]
Net investment income	(0.49)	(0.47)	(0.50)	(0.57)	(0.60)
Net realized gain	(0.02)	—	—	—	—

Total dividends and distributions	(0.51)	(0.47)	(0.50)	(0.57)	(0.60)

Net asset value, end of year	$8.16	$7.94	$7.14	$7.48	$6.68

Total Investment Return[5]
Based on net asset value	9.42%	18.52%	1.85%[6]	21.21%[6]	12.37%[6]

Ratios to Average Net Assets
Total expenses	0.95%	0.98%[7]	1.06%	1.02%	1.04%

Total expenses excluding recoupment of past waived fees	0.95%	0.95%[7]	1.03%	1.02%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.98%[7]	1.01%	1.00%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.92%	0.96%	1.01%	1.00%	0.96%

Net investment income	5.73%	6.08%[7]	6.22%	8.10%	10.69%

Supplemental Data
Net assets, end of year (000)	$372,559	$304,707	$195,688	$173,027	$163,915

Portfolio turnover	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.14	$7.47	$6.68	$6.61	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.47	0.47	0.48	0.58	0.60	0.40	0.40	0.43	0.53	0.56
Net realized and unrealized gain (loss)	0.25	0.80	(0.30)[3]	0.78 [3]	0.06 [3]	0.26	0.81	(0.31)[3]	0.77 [3]	0.06 [3]

Net increase from investment operations	0.72	1.27	0.18	1.36	0.66	0.66	1.21	0.12	1.30	0.62

Dividends and distributions from:[4]
Net investment income	(0.49)	(0.47)	(0.51)	(0.57)	(0.59)	(0.42)	(0.41)	(0.45)	(0.51)	(0.55)
Net realized gain	(0.02)	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.51)	(0.47)	(0.51)	(0.57)	(0.59)	(0.44)	(0.41)	(0.45)	(0.51)	(0.55)

Net asset value, end of year	$8.15	$7.94	$7.14	$7.47	$6.68	$8.16	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	9.29%	18.56%	2.02%[6]	20.99%[6]	12.36%[6]	8.51%	17.58%	1.26%[6]	20.11%[6]	11.55%[6]

Ratios to Average Net Assets
Total expenses	0.98%	1.02%[7]	1.06%	1.05%	1.16%	1.79%	1.78%[7]	1.75%	1.79%	1.85%

Total expenses excluding recoupment of past waived fees	0.98%	1.02%[7]	1.04%	1.05%	1.16%	1.79%	1.78%[7]	1.73%	1.79%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%	0.94%[7]	0.98%	1.04%	0.98%	1.79%	1.78%[7]	1.75%	1.78%	1.72%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.92%	0.92%	0.98%	1.04%	0.98%	1.76%	1.76%	1.75%	1.78%	1.72%

Net investment income	5.74%	6.10%[7]	6.20%	8.05%	10.67%	4.90%	5.31%[7]	5.56%	7.47%	10.11%

Supplemental Data
Net assets, end of year (000)	$3,933,778	$3,437,217	$1,886,322	$848,953	$731,290	$4,597	$7,472	$9,577	$15,540	$27,218

Portfolio turnover	84%	69%	91%	113%	99%	84%	69%	91%	113%	99%

	Investor B1
	Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.42	0.43	0.45	0.55	0.58
Net realized and unrealized gain (loss)	0.26	0.80	(0.31)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.68	1.23	0.14	1.33	0.64

Dividends and distributions from:[4]
Net investment income	(0.45)	(0.43)	(0.47)	(0.54)	(0.57)
Net realized gain	(0.02)	—	—	—	—

Total dividends and distributions	(0.47)	(0.43)	(0.47)	(0.54)	(0.57)

Net asset value, end of year	$8.15	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	8.74%	17.94%	1.55%[6]	20.50%[6]	11.86%[6]

Ratios to Average Net Assets
Total expenses	1.58%	1.58%[7]	1.48%	1.46%	1.55%

Total expenses excluding recoupment of past waived fees	1.56%	1.58%[7]	1.48%	1.46%	1.55%

Total expenses after fees waived, reimbursed and paid indirectly	1.49%	1.48%[7]	1.44%	1.46%	1.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.46%	1.46%	1.44%	1.46%	1.43%

Net investment income	5.20%	5.61%[7]	5.88%	7.73%	10.47%

Supplemental Data
Net assets, end of year (000)	$9,009	$20,236	$32,194	$15,694	$21,173

Portfolio turnover	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	69

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C					Investor C1
	Year Ended September 30,					Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.95	$7.14	$7.48	$6.68	$6.62	$7.95	$7.15	$7.48	$6.69	$6.62

Net investment income[2]	0.40	0.41	0.43	0.52	0.56	0.42	0.42	0.44	0.54	0.57
Net realized and unrealized gain (loss)	0.26	0.81	(0.32)[3]	0.80 [3]	0.05 [3]	0.27	0.80	(0.31)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.66	1.22	0.11	1.32	0.61	0.69	1.22	0.13	1.32	0.63

Dividends and distributions from:[4]
Net investment income	(0.43)	(0.41)	(0.45)	(0.52)	(0.55)	(0.45)	(0.42)	(0.46)	(0.53)	(0.56)
Net realized gain	(0.02)	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.45)	(0.41)	(0.45)	(0.52)	(0.55)	(0.47)	(0.42)	(0.46)	(0.53)	(0.56)

Net asset value, end of year	$8.16	$7.95	$7.14	$7.48	$6.68	$8.17	$7.95	$7.15	$7.48	$6.69

Total Investment Return[5]
Based on net asset value	8.45%	17.77%	1.17%[6]	20.32%[6]	11.35%[6]	8.79%	17.83%	1.49%[6]	20.34%[6]	11.75%[6]

Ratios to Average Net Assets
Total expenses	1.72%	1.75%[7]	1.71%	1.72%	1.80%	1.55%	1.59%[7]	1.60%	1.56%	1.64%

Total expenses excluding recoupment of past waived fees	1.71%	1.75%[7]	1.70%	1.72%	1.80%	1.52%	1.57%[7]	1.60%	1.56%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.74%[7]	1.69%	1.72%	1.72%	1.55%	1.56%[7]	1.52%	1.56%	1.51%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.69%	1.72%	1.69%	1.72%	1.72%	1.52%	1.54%	1.52%	1.55%	1.51%

Net investment income	4.97%	5.31%[7]	5.54%	7.31%	9.78%	5.15%	5.53%[7]	5.77%	7.55%	10.22%

Supplemental Data
Net assets, end of year (000)	$535,426	$498,541	$313,266	$144,224	$99,250	$88,458	$100,404	$104,579	$26,266	$25,781

Portfolio turnover	84%	69%	91%	113%	99%	84%	69%	91%	113%	99%

	Class R
	Year Ended September 30,
	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$7.94	$7.13	$7.47	$6.67	$6.61

Net investment income[2]	0.44	0.44	0.46	0.56	0.59
Net realized and unrealized gain (loss)	0.25	0.81	(0.32)[3]	0.79 [3]	0.05 [3]

Net increase from investment operations	0.69	1.25	0.14	1.35	0.64

Dividends and distributions from:[4]
Net investment income	(0.46)	(0.44)	(0.48)	(0.55)	(0.58)
Net realized gain	(0.02)	—	—	—	—

Total dividends and distributions	(0.48)	(0.44)	(0.48)	(0.55)	(0.58)

Net asset value, end of year	$8.15	$7.94	$7.13	$7.47	$6.67

Total Investment Return[5]
Based on net asset value	8.92%	18.31%	1.57%[6]	20.89%[6]	11.95%[6]

Ratios to Average Net Assets
Total expenses	1.31%	1.36%[7]	1.42%	1.51%	1.71%

Total expenses excluding recoupment of past waived fees	1.31%	1.36%[7]	1.42%	1.51%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.30%[7]	1.28%	1.28%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.26%	1.28%	1.28%	1.28%	1.20%

Net investment income	5.41%	5.77%[7]	5.98%	7.74%	10.43%

Supplemental Data
Net assets, end of year (000)	$47,906	$32,159	$19,920	$20,303	$12,190

Portfolio turnover	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.56	$9.69	$9.38	$9.33	$9.83	$9.57	$9.70	$9.39	$9.34

Net investment income[1]	0.23	0.26	0.29	0.31	0.39	0.22	0.25	0.29	0.31	0.38
Net realized and unrealized gain (loss)	(0.11)	0.25	(0.13)	0.34	0.05	(0.12)	0.26	(0.14)	0.33	0.06

Net increase from investment operations	0.12	0.51	0.16	0.65	0.44	0.10	0.51	0.15	0.64	0.44

Dividends and distributions from:[2]
Net investment income	(0.22)	(0.25)	(0.29)	(0.34)	(0.39)	(0.21)	(0.25)	(0.28)	(0.33)	(0.39)
Tax return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.23)	(0.25)	(0.29)	(0.34)	(0.39)	(0.22)	(0.25)	(0.28)	(0.33)	(0.39)

Net asset value, end of year	$9.71	$9.82	$9.56	$9.69	$9.38	$9.71	$9.83	$9.57	$9.70	$9.39

Total Investment Return[3]
Based on net asset value	1.21%	5.48%	1.59%	7.03%	5.02%	1.06%	5.43%	1.55%	6.98%	4.98%

Ratios to Average Net Assets
Total expenses	0.62%	0.61%	0.64%	0.79%	0.69%	0.70%	0.72%	0.75%	0.90%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%	0.43%	0.44%	0.56%	0.43%	0.48%	0.47%	0.48%	0.61%	0.46%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	0.41%	0.41%	0.42%	0.41%	0.45%	0.45%	0.45%	0.46%	0.44%

Net investment income	2.30%	2.65%	3.04%	3.27%	4.37%	2.25%	2.61%	2.99%	3.22%	4.30%

Supplemental Data
Net assets, end of year (000)	$319,318	$310,879	$281,572	$289,968	$224,546	$849,700	$762,769	$609,308	$306,895	$262,138

Portfolio turnover	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]

	Service
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.57	$9.70	$9.38	$9.34

Net investment income[1]	0.19	0.22	0.26	0.27	0.35
Net realized and unrealized gain (loss)	(0.11)	0.24	(0.14)	0.35	0.04

Net increase from investment operations	0.08	0.46	0.12	0.62	0.39

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.21)	(0.25)	(0.30)	(0.35)
Tax return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.19)	(0.21)	(0.25)	(0.30)	(0.35)

Net asset value, end of year	$9.71	$9.82	$9.57	$9.70	$9.38

Total Investment Return[3]
Based on net asset value	0.79%	4.93%	1.23%	6.74%	4.49%

Ratios to Average Net Assets
Total expenses	1.00%	1.01%	0.96%	1.12%	1.06%

Total expenses excluding recoupment of past waived fees	1.00%	1.01%	0.96%	1.12%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	0.85%	0.79%	0.93%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%	0.83%	0.75%	0.78%	0.80%

Net investment income	1.90%	2.24%	2.73%	2.82%	3.90%

Supplemental Data
Net assets, end of year (000)	$231,914	$263,552	$330,091	$694,407	$373,497

Portfolio turnover	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	71

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A					Investor A1
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.57	$9.70	$9.38	$9.34	$9.83	$9.58	$9.71	$9.39	$9.34

Net investment income[1]	0.18	0.22	0.26	0.27	0.34	0.20	0.23	0.27	0.29	0.37
Net realized and unrealized gain (loss)	(0.10)	0.24	(0.14)	0.35	0.05	(0.10)	0.25	(0.14)	0.35	0.05

Net increase from investment operations	0.08	0.46	0.12	0.62	0.39	0.10	0.48	0.13	0.64	0.42

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.21)	(0.25)	(0.30)	(0.35)	(0.20)	(0.23)	(0.26)	(0.32)	(0.37)
Tax return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.19)	(0.21)	(0.25)	(0.30)	(0.35)	(0.21)	(0.23)	(0.26)	(0.32)	(0.37)

Net asset value, end of year	$9.71	$9.82	$9.57	$9.70	$9.38	$9.72	$9.83	$9.58	$9.71	$9.39

Total Investment Return[3]
Based on net asset value	0.83%	4.94%	1.21%	6.71%	4.50%	0.98%	5.12%	1.36%	6.89%	4.77%

Ratios to Average Net Assets
Total expenses	0.97%	1.02%	0.98%	1.16%	1.08%	0.85%	0.86%	0.87%	1.02%	0.96%

Total expenses excluding recoupment of past waived fees	0.95%	1.02%	0.98%	1.14%	1.05%	0.85%	0.86%	0.87%	1.02%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.83%	0.80%	0.97%	0.83%	0.67%	0.66%	0.66%	0.79%	0.65%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%	0.81%	0.78%	0.82%	0.81%	0.64%	0.64%	0.63%	0.65%	0.63%

Net investment income	1.82%	2.25%	2.64%	2.84%	3.82%	2.08%	2.43%	2.82%	3.06%	4.15%

Supplemental Data
Net assets, end of year (000)	$1,523,705	$546,318	$490,744	$191,079	$130,435	$20,196	$22,846	$24,295	$24,987	$25,919

Portfolio turnover	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]

	Investor B
	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.57	$9.70	$9.38	$9.34

Net investment income[1]	0.11	0.14	0.18	0.21	0.29
Net realized and unrealized gain (loss)	(0.12)	0.26	(0.14)	0.34	0.04

Net increase (decrease) from investment operations	(0.01)	0.40	0.04	0.55	0.33

Dividends and distributions from:[2]
Net investment income	(0.10)	(0.14)	(0.17)	(0.23)	(0.29)
Tax return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.11)	(0.14)	(0.17)	(0.23)	(0.29)

Net asset value, end of year	$9.71	$9.83	$9.57	$9.70	$9.38

Total Investment Return[3]
Based on net asset value	(0.10)%	4.24%	0.39%	5.89%	3.71%

Ratios to Average Net Assets
Total expenses	1.84%	1.87%	1.82%	1.97%	1.88%

Total expenses excluding recoupment of past waived fees	1.84%	1.87%	1.78%	1.96%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%	1.61%	1.64%	1.76%	1.59%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.59%	1.62%	1.62%	1.57%

Net investment income	1.11%	1.48%	1.85%	2.16%	3.25%

Supplemental Data
Net assets, end of year (000)	$2,888	$3,670	$4,305	$4,867	$9,866

Portfolio turnover	301%[4]	203%[5]	280%[6]	140%[7]	154%[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B3			Investor C
	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,
	2013	2012		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.57	$9.71	$9.82	$9.56	$9.69	$9.38	$9.34

Net investment income[2]	0.12	0.14	0.03	0.12	0.15	0.18	0.20	0.28
Net realized and unrealized gain (loss)	(0.11)	0.25	(0.14)	(0.11)	0.25	(0.13)	0.34	0.05

Net increase from investment operations	0.01	0.39	(0.11)	0.01	0.40	0.05	0.54	0.33

Dividends and distributions from:[3]
Net investment income	(0.11)	(0.13)	(0.03)	(0.11)	(0.14)	(0.18)	(0.23)	(0.29)
Tax return of capital	(0.01)	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.12)	(0.13)	(0.03)	(0.12)	(0.14)	(0.18)	(0.23)	(0.29)

Net asset value, end of period	$9.72	$9.83	$9.57	$9.71	$9.82	$9.56	$9.69	$9.38

Total Investment Return[4]
Based on net asset value	0.08%	4.23%	(1.13)%[5]	0.08%	4.31%	0.45%	5.83%	3.71%

Ratios to Average Net Assets
Total expenses	1.74%	1.77%	1.81%[6]	1.74%	1.76%	1.74%	1.88%	1.81%

Total expenses excluding recoupment of past waived fees	1.74%	1.77%	1.81%[6]	1.74%	1.76%	1.74%	1.88%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.59%	1.62%	1.63%[6]	1.56%	1.55%	1.56%	1.69%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.56%	1.60%	1.62%[6]	1.53%	1.53%	1.54%	1.54%	1.56%

Net investment income	1.20%	1.42%	1.71%[6]	1.18%	1.53%	1.90%	2.11%	3.16%

Supplemental Data
Net assets, end of period (000)	$2,752	$6,146	$12,837	$293,864	$268,261	$239,979	$108,010	$59,823

Portfolio turnover	301%[7]	203%[8]	280%[9]	301%[7]	203%[8]	280%[9]	140%[10]	154%[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	73

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.57	$9.70	$9.38	$9.34

Net investment income[2]	0.17	0.21	0.25	0.27	0.34
Net realized and unrealized gain (loss)	(0.10)	0.24	(0.14)	0.34	0.04

Net increase (decrease) from investment operations	0.07	0.45	0.11	0.61	0.38

Dividends and distributions from:[3]
Net investment income	(0.17)	(0.20)	(0.24)	(0.29)	(0.34)
Tax return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.18)	(0.20)	(0.24)	(0.29)	(0.34)

Net asset value, end of year	$9.71	$9.82	$9.57	$9.70	$9.38

Total Investment Return[4]
Based on net asset value	0.67%	4.81%	1.07%	6.60%	4.35%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.13%	1.27%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	0.98%	0.96%	0.96%	1.08%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%	0.94%	0.93%	0.93%	0.94%

Net investment income	1.78%	2.13%	2.54%	2.78%	3.83%

Supplemental Data
Net assets, end of year (000)	$11,905	$13,838	$15,448	$18,151	$19,543

Portfolio turnover	301%[7]	203%[8]	280%[9]	140%[10]	154%[11]

	Investor C3			Class R
	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
	2013	2012		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$9.56	$9.71	$9.82	$9.57	$9.71

Net investment income[2]	0.12	0.14	0.04	0.15	0.18	0.04
Net realized and unrealized gain (loss)	(0.11)	0.25	(0.16)	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.01	0.39	(0.12)	0.04	0.42	(0.10)

Dividends and distributions from:[3]
Net investment income	(0.11)	(0.13)	(0.03)	(0.14)	(0.17)	(0.04)
Tax return of capital	(0.01)	—	—	(0.01)	—	—

Total dividends and distributions	(0.12)	(0.13)	(0.03)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.71	$9.82	$9.56	$9.71	$9.82	$9.57

Total Investment Return[4]
Based on net asset value	0.09%	4.23%	(1.12)%[5]	0.43%	4.48%	(1.06)%[5]

Ratios to Average Net Assets
Total expenses	1.70%	1.77%	1.73%[6]	1.36%	1.43%	1.46%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.61%	1.55%[6]	1.22%	1.27%	1.29%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52%	1.60%	1.54%[6]	1.19%	1.26%	1.27%[6]

Net investment income	1.20%	1.46%	1.78%[6]	1.54%	1.81%	2.04%[6]

Supplemental Data
Net assets, end of period (000)	$30,075	$35,383	$40,361	$4,529	$6,573	$5,693

Portfolio turnover	301%[7]	203%[8]	280%[9]	301%[7]	203%[8]	280%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 239%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is diversified. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CSDC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A and Investor A1 Shares are generally sold with an initial sales charge, but may be subject to a CSDC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “US Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The US Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the US Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the US Subsidiary. Intercompany accounts and transactions have been eliminated. Both the Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

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Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statements of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	77

Notes to Financial Statements (continued)

such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities, (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that

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Notes to Financial Statements (continued)

the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Funds under Master Repurchase Agreements (MRA), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds may purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

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Notes to Financial Statements (continued)

Core Bond may also purchase and write a variety of options with nonstandard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-out options, down-and-in options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Core Bond and High Yield Bond enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Core Bond and Low Duration Bond enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Core Bond enters into forward interest rate swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2013
	Derivative Assets
		Core Bond	High Yield Bond	Low Duration Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on over-the-counter swaps[1] ; Swap premiums paid; Investments at value — unaffiliated[2]	$8,885,335	—	$7,134,519
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	7,623	$165,557	2,088,476
Credit contracts	Unrealized appreciation on over-the-counter swaps[1] ; Swap premiums paid; Investments at value — unaffiliated[2]	438,165	15,914,927	2,399,430
Equity contracts	Investments at value — unaffiliated[2]	—	31,648,354	—
Total		$9,331,123	$47,728,838	$11,622,425

	Derivative Liabilities
		Core Bond	High Yield Bond	Low Duration Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on over-the-counter swaps[1] ; Swap premiums received; Options written at value	$10,406,358	$62,640	$19,786,566
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on foreign currency exchange contracts; Options written at value	363,932	30,135,401	13,075,965
Credit contracts	Unrealized depreciation on over-the-counter swaps[1] ; Swap premiums received; Options written at value	1,489,239	51,532,781	5,095,379
Equity contracts	Options written at value	—	1,090,400	—
Total		$12,259,529	$82,821,222	$37,957,910

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2013
	Net Realized Gain (Loss) From
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$23,751,243	$28,666	$21,433,543
Options[3]	(13,526,362)	—	(5,637,988)
Swaps	19,895,363	6,932,919	1,085,613
Foreign currency exchange contracts:
Foreign currency transactions	(827,502)	(33,187,997)	(1,175,572)
Financial futures contracts	(45,988)	—	—
Options[3]	7,702,334	—	—
Credit contracts:
Swaps	(9,657)	28,243,201	(5,493,282)
Options[3]	—	5,206,250	—
Equity contracts:
Financial futures contracts	—	(18,311,572)	—
Options[3]	—	(11,570,445)	—
Other contracts:
Swaps	(718,760)	—	—

Total	$36,220,671	$(22,658,978)	$10,212,314

	Net Change in Unrealized Appreciation/Depreciation on
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$(3,402,631)	—	$(11,068,058)
Options[3]	14,660,562	—	991,309
Swaps	642,990	$(1,719,256)	(1,367,941)
Foreign currency exchange contracts:
Foreign currency translations	2,300,921	(3,088,323)	(5,244,591)
Options[3]	(534,133)	—	—
Credit contracts:
Swaps	(993,733)	(9,470,228)	1,133,396
Equity contracts:
Financial futures contracts	—	(2,022,322)	—
Options[3]	—	(6,130,439)	—
Other contracts:
Swaps	571,509	—	—

Total	$13,245,485	$(22,430,568)	$(15,555,885)

[3]	Options purchased are included in the net realized gain (loss) from investments—unaffiliated and net change in unrealized appreciation/depreciation on investments—unaffiliated.

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average number of contracts purchased	2,623	—	5,050
Average number of contracts sold	4,164	1,708	7,004
Average notional value of contracts purchased	$572,823,272	—	$1,185,755,429
Average notional value of contracts sold	$624,701,456	$136,535,969	$1,059,748,494
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	16	26	31
Average number of contracts - US dollars sold	12	5	22
Average US dollar amounts purchased	$272,492,572	$1,008,650,091	$539,176,259
Average US dollar amounts sold	$141,493,529	$38,140,130	$206,804,014
Options:
Average number of option contracts purchased	1,088	28,725	2,500
Average number of option contracts written	574	9,400	2,500
Average notional value of option contracts purchased	$348,670,135	$474,157,636	$612,500,000
Average notional value of option contracts written	$133,832,669	$146,640,000	$612,500,000
Average number of swaption contracts purchased	2	—	2
Average number of swaption contracts written	1	1	2
Average notional value of swaption contracts purchased	$153,337,344	—	$238,450,000
Average notional value of swaption contracts written	$28,925,000	$148,750,000	$220,000,000
Credit default swaps:

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond
Average number of contracts - buy protection	1	6	10
Average number of contracts - sell protection	3	35	4
Average notional value - buy protection	$12,086,250	$23,195,250	$116,581,500
Average notional value - sell protection	$8,945,000	$221,586,907	$52,000,000
Interest rate swaps:
Average number of contracts - pays fixed rate	8	—	6
Average number of contracts - receives fixed rate	2	—	2
Average notional value - pays fixed rate	$530,587,250	—	$467,278,500
Average notional value - receives fixed rate	$111,816,250	—	$206,450,000
Total return swaps:
Average number of contracts	3	1	—
Average notional value	$16,125,250	$100,000,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC options purchased, the Funds bear the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not, the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearing house stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect,

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	85

Notes to Financial Statements (continued)

wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2013, the amounts waived were as follows:

Core Bond	$2,962
High Yield Bond	$105,492
Low Duration Bond	$39,656

The Manager provides investment management and other services to the US and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the US and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays the Manager based on the Fund’s net assets which includes the assets of US and Luxembourg Subsidiaries.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Service	$552,568	$849,248	$615,042
Investor A	1,530,580	9,146,815	2,652,374
Investor A1	—	—	21,567
Investor B	45,376	60,761	33,525
Investor B1	—	108,342	—
Investor B3	—	—	37,545
Investor C	1,852,681	5,256,229	2,819,573
Investor C1	—	767,760	—
Investor C2	—	—	52,183
Investor C3	—	—	295,455
Class R	10,469	203,087	28,849

Total	$3,991,674	$16,392,242	$6,556,113

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Core Bond	$864,471
High Yield Bond	$852,594
Low Duration Bond	$366,295

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$2,105	$3,763	$2,469
Institutional	5,270	231,729	3,443
Service	4,289	2,802	2,322
Investor A	14,317	74,015	7,212
Investor A1	—	—	525
Investor B	206	654	174
Investor B1	—	425	—
Investor B3	—	—	192
Investor C	3,641	15,638	3,925
Investor C1	—	1,739	—

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond
Investor C2	—	—	183
Investor C3	—	—	252
Class R	174	3,069	272

Total	$30,002	$333,834	$20,969

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$25,570	$155,467	$30,427
Institutional	2,017,696	5,062,561	737,480
Service	271,501	505,546	341,400
Investor A	1,014,469	7,257,022	1,146,737
Investor A1	—	—	29,640
Investor B	11,300	14,845	7,425
Investor B1	—	37,192	—
Investor B3	—	—	9,436
Investor C	273,005	834,591	366,641
Investor C1	—	156,602	—
Investor C2	—	—	13,700
Investor C3	—	—	60,784
Class R	5,126	109,283	14,578

Total	$3,618,667	$14,133,109	$2,758,248

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Core Bond	$1,962,058
High Yield Bond	$5,804,039
Low Duration Bond	$1,840,542

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Administration Fees – Class Specific
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$144,102	$189,370	$80,350
Institutional	219,996	392,020	171,752
Service	55,392	84,669	61,911
Investor A	141,732	332,553	183,586
Investor A1	—	—	5,384
Investor B	1,137	1,525	838
Investor B1	—	3,622	—
Investor B2	—	—	—
Investor B3	—	—	1,046
Investor C	46,304	128,702	70,421
Investor C1	—	23,994	—
Investor C2	—	—	3,262
Investor C3	—	—	8,211
Class R	522	10,132	1,443

Total	$609,185	$1,166,587	$588,204

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond		Low Duration Bond
	Contractual	Contractual	Voluntary[2]	Contractual	Voluntary[2]
BlackRock	0.45%[1]	0.58%[1]	—	0.41%[1]	—
Institutional	0.56%[1]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	—	0.85%[1]	—
Investor A	0.89%[1]	0.92%[1]	—	0.81%[1]	—
Investor A1	N/A	N/A	N/A	—	0.64%
Investor B	1.73%[1]	—	—	1.62%[1]	—
Investor B1	N/A	1.46%[1]	—	N/A	N/A
Investor B3	N/A	N/A	N/A	—	—
Investor C	1.66%[1]	1.72%[1]	—	1.53%[1]	—
Investor C1	N/A	1.56%[1]	—	N/A	N/A
Investor C2	N/A	N/A	N/A	—	0.97%
Investor C3	N/A	N/A	N/A	—	—
Class R	1.17%[1]	—	1.28%	1.65%[1]	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

These amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	87

Notes to Financial Statements (continued)

reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2013, the amounts included in fees waived by Manager were as follows:

Core Bond	$3,132,443
Low Duration Bond	$3,804,514

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$144,096	$410	$80,311
Institutional	213,286	29,907	171,753
Service	—	5,682	4,327
Investor A	25,436	238,221	29,681
Investor A1	—	—	4,930
Investor B	687	—	660
Investor B1	—	2,675	—
Investor C	212	8,017	69,939
Investor C2	—	—	12
Class R	195	3,783	—

Total	$383,912	$288,695	$361,613

	Transfer Agent Fees Waived
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$2,105	—	$2,454
Institutional	8,680	$94,647	3,443
Service	—	—	13
Investor A	3,092	44,305	830
Investor A1	—	—	478
Investor B	56	—	134
Investor B1	—	280	—
Investor C	—	—	3,831
Class R	108	1,989	—

Total	$14,041	$141,221	$11,183

	Transfer Agent Fees Reimbursed
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$23,111	—	$27,300
Institutional	478,988	$142,760	407,723
Service	—	15,548	17
Investor A	6,300	968,604	4,024
Investor A1	—	—	2,054
Investor B	329	—	779
Investor B1	—	10,484	—
Investor C	—	752	27,231
Class R	1,694	8,242	—

Total	$510,422	$1,146,390	$469,128

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	—	$11,336	—
Institutional	$6,090	—	—
Service	76,146	4,916	$7,373
Investor A	38,145	12,832	184,118
Investor B	1,318	—	207
Investor B1	—	3,682	—
Investor C	—	55,239	—
Investor C1	—	31,285	—
Class R	531	—	—

Total	$122,230	$119,290	$191,698

As of September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015
Core Bond
Fund Level	$3,511,905	$3,132,443
BlackRock	$215,898	$169,312
Institutional	$713,367	$700,954
Investor A	$25,138	$34,827
Investor B	$309	$1,073
Investor C	—	$211
Class R	—	$1,997
High Yield Bond
Fund Level	$5,100	—
BlackRock	—	$410
Institutional	—	$97,188
Service	—	$21,230
Investor A	$2,045,610	$1,251,129
Investor B1	$24,294	$13,439
Investor C	—	$8,770
Low Duration Bond
Fund Level	$3,352,926	$3,804,514
BlackRock	$91,308	$110,066
Institutional	$22,182	—
Service	—	$4,358
Investor A	—	$34,534
Investor A1	—	$30
Investor B	$4,082	$1,574
Investor C	$146,543	$101,002

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

Core Bond
Fund Level	$3,105,370
BlackRock	$290,049
Institutional	$495,382

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

High Yield Bond
Fund Level	$42,574
Investor A	$963,940
Low Duration Bond
Fund Level	$3,064,113
BlackRock	$94,851
Institutional	$18,221
Investor C	$10,686

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$54,292
High Yield Bond	$277,461
Low Duration Bond	$158,310

For the year ended September 30, 2013, affiliates received CDSCs as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Investor A	$18,946	$143,214	$51,651
Investor B	$8,357	$7,013	$4,448
Investor B1	—	$1,384	—
Investor B3	—	—	$3,825
Investor C	$37,728	$128,151	$71,774
Investor C1	—	$464	—
Investor C3	—	—	$169

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2013, the following Funds had transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act:

	Purchases	Sales
Core Bond	$1,831,699	—
High Yield Bond	$149,921,699	$51,508,118

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Core Bond	$18,082,358,166	$20,546,901,577
High Yield Bond	$11,034,271,887	$8,963,951,472
Low Duration Bond	$8,005,823,274	$7,217,066,888

Purchases and sales of US government securities for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Core Bond	$12,360,911,835	$12,488,727,692
Low Duration Bond	$2,240,662,852	$2,535,622,912

Purchases and sales related to mortgage dollar rolls for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Core Bond	$13,790,838,763	$13,791,834,590
Low Duration Bond	$1,984,566,095	$1,988,663,369

Transactions in options written for the year ended September 30, 2013, were as follows:

	Core Bond
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	2,139	254,900	$7,297,759	—	322,100	$8,892,520
Options written	506	142,500	3,819,949	5,790	78,950	3,230,351
Options exercised	—	(119,400)	(3,312,569)	—	(29,750)	(255,548)
Options expired	—	—	—	(168)	—	(25,909)
Options closed	(2,645)	(278,000)	(7,805,139)	(5,622)	(371,300)	(11,841,414)

Outstanding options, end of year	—	—	—	—	—	—

	High Yield Bond
	Calls		Puts
	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—
Options written	297,500	$2,023,000	65,800	297,500	$13,127,829
Options exercised	(297,500)	(2,023,000)	—	—	—
Options expired	—	—	(28,200)	(297,500)	(7,150,953)

Outstanding options, end of year	—	—	37,600	—	$5,976,876

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	89

Notes to Financial Statements (continued)

	Low Duration Bond
	Calls		Puts
	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	110,000	$770,000	—	110,000	$1,397,000
Options written	—	—	10,000	244,000	3,133,120
Options closed	—	—	—	(244,000)	(2,154,520)

Outstanding options, end of year	110,000	$770,000	10,000	110,000	$2,375,600

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to the accounting for swap agreements, distributions paid in excess of taxable income, the expiration of capital loss carryforwards, amortization methods on fixed income securities, net paydown losses, the classifications of settlement proceeds and foreign currency transactions were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in capital	$12,529,623	—	$(8,798,415)
Undistributed (distributions in excess of) net investment income	$2,499,199	$(29,976,132)	$(914,414)
Accumulated net realized loss	$(15,028,822)	$29,976,132	$9,712,829

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary income
9/30/2013	$72,933,310	$641,010,137	$52,132,133
9/30/2012	106,493,339	451,831,468	49,210,807
Long-term capital gains
9/30/2013	—	26,892,684	—
Tax return of capital 9/30/2013	13,796,613	—	2,637,677
Total
9/30/2013	$86,729,923	$667,902,821	$54,769,810

9/30/2012	$106,493,339	$451,831,468	$49,210,807

As of September 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed long-term gains	—	$148,390,056	—
Capital loss carryforwards	$(130,696,067)	(210,426,143)	$(105,600,945)
Net unrealized gains[1]	2,058,815	233,830,289	2,966,980
Total	$(128,637,252)	$171,794,202	$(102,633,965)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments, investments in wholly owned subsidiaries and the accounting for swap agreements.

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
2014	—	$2,315,474	$23,592,216
2015	—	21,774,534	14,223,477
2016	—	10,095,668	1,475,016
2017	$46,896,765	82,037,194	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	—	—
No expiration date[2]	—	1,675,253	—
Total	$130,696,067	$210,426,143	$105,600,945

[2]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2013, the funds listed below utilized the following amounts of their respective capital loss carryforward:

Core Bond	High Yield Bond	Low Duration Bond
$1,596,003	$121,077,113	$1,891,209

As of September 30, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,842,235,673	$11,691,745,894	$3,922,381,050

Gross unrealized appreciation	$67,293,607	$490,056,535	$38,533,231
Gross unrealized depreciation	(54,632,395)	(267,760,043)	(32,148,590)

Net unrealized appreciation	$12,661,212	$222,296,492	$6,384,641

8. Borrowings:

For the year ended September 30, 2013, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$828,874,584	0.07%

For the year ended September 30, 2013, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Average Borrowings	Daily Weighted Average Interest Rate
High Yield Bond	$306,824,503	0.22%
Low Duration Bond	$436,095,081	0.20%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Core Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	7,068,345	$69,019,250	4,274,356	$40,618,000
Shares issued in reinvestment of dividends	1,804,443	17,483,464	2,379,356	22,774,981
Shares redeemed	(11,412,306)	(110,842,084)	(28,872,739)	(276,158,533)

Net decrease	(2,539,518)	$(24,339,370)	(22,219,027)	$(212,765,552)

Institutional
Shares sold	40,817,229	$395,681,699	43,615,077	$415,568,720
Shares issued in reinvestment of dividends	2,894,116	27,961,099	3,264,218	31,200,992
Shares redeemed	(54,271,150)	(524,377,369)	(55,812,564)	(532,532,132)

Net decrease	(10,559,805)	$(100,734,571)	(8,933,269)	$(85,762,420)

Service
Shares sold	2,525,446	$24,352,968	2,327,111	$22,130,267
Shares issued in reinvestment of dividends	609,491	5,891,324	812,546	7,762,354
Shares redeemed	(6,331,091)	(60,952,777)	(8,295,597)	(78,984,283)

Net decrease	(3,196,154)	$(30,708,485)	(5,155,940)	$(49,091,662)

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	91

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Core Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	13,873,752	$134,540,237	18,707,070	$178,297,490
Shares issued in reinvestment of dividends	1,600,829	15,491,364	1,785,293	17,096,835
Shares redeemed	(20,764,522)	(200,781,753)	(13,817,611)	(131,908,759)

Net increase (decrease)	(5,289,941)	$(50,750,152)	6,674,752	$63,485,566

Investor B
Shares sold	79,366	$774,050	196,292	$1,866,508
Shares issued in reinvestment of dividends	7,664	74,308	14,844	141,814
Shares redeemed and automatic conversion of shares	(391,623)	(3,787,746)	(529,515)	(5,045,403)

Net decrease	(304,593)	$(2,939,388)	(318,379)	$(3,037,081)

Investor C
Shares sold	2,253,249	$21,884,154	6,581,493	$62,464,443
Shares issued in reinvestment of dividends	321,611	3,103,138	416,048	3,965,426
Shares redeemed	(8,137,952)	(78,164,964)	(5,672,401)	(53,941,192)

Net increase (decrease)	(5,563,092)	$(53,177,672)	1,325,140	$12,488,677

Class R
Shares sold	273,991	$2,640,056	101,950	$983,642
Shares issued in reinvestment of dividends	5,087	49,178	1,578	15,152
Shares redeemed	(139,627)	(1,329,500)	(52,307)	(502,965)

Net increase	139,451	$1,359,734	51,221	$495,829

Total Net Decrease	(27,313,652)	$(261,289,904)	(28,575,502)	$(274,186,643)

High Yield Bond
BlackRock
Shares sold	31,500,800	$256,465,644	54,278,897	$411,556,403
Shares issued in reinvestment of dividends	7,243,772	58,872,900	6,142,041	47,079,081
Shares redeemed	(37,185,014)	(301,479,899)	(44,690,004)	(335,830,785)

Net increase	1,559,558	$13,858,645	15,730,934	$122,804,699

Institutional
Shares sold	506,444,116	$4,124,359,023	345,596,448	$2,652,659,264
Shares issued in reinvestment of dividends	23,902,198	194,191,623	12,865,701	98,901,839
Shares redeemed	(306,427,874)	(2,488,607,267)	(138,692,529)	(1,050,432,629)

Net increase	223,918,440	$1,829,943,379	219,769,620	$1,701,128,474

Service
Shares sold	27,698,072	$225,287,540	24,753,403	$189,038,291
Shares issued in reinvestment of dividends	2,409,966	19,598,611	1,966,071	15,088,166
Shares redeemed	(22,795,477)	(186,407,482)	(15,772,931)	(121,004,327)

Net increase	7,312,561	$58,478,669	10,946,543	$83,122,130

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	234,027,346	$1,901,875,116	271,859,305	$2,080,110,872
Shares issued in reinvestment of dividends	26,146,696	212,426,786	18,893,586	145,072,880
Shares redeemed	(210,569,815)	(1,707,793,649)	(122,259,337)	(928,434,604)

Net increase	49,604,227	$406,508,253	168,493,554	$1,296,749,148

Investor B
Shares sold	124,845	$1,014,208	303,843	$2,324,744
Shares issued in reinvestment of dividends	33,899	275,418	49,032	374,347
Shares redeemed and automatic conversion of shares	(535,734)	(4,349,715)	(753,973)	(5,736,918)

Net decrease	(376,990)	$(3,060,089)	(401,098)	$(3,037,827)

Investor B1
Shares sold	34,852	$283,105	34,470	$261,015
Shares issued in reinvestment of dividends	52,747	428,209	93,659	713,745
Shares redeemed	(1,530,304)	(12,487,812)	(2,090,342)	(15,824,605)

Net decrease	(1,442,705)	$(11,776,498)	(1,962,213)	$(14,849,845)

Investor C
Shares sold	21,505,822	$175,188,242	29,704,979	$227,482,867
Shares issued in reinvestment of dividends	2,995,707	24,359,997	2,364,823	18,162,350
Shares redeemed	(21,623,640)	(176,022,460)	(13,207,188)	(100,674,598)

Net increase	2,877,889	$23,525,779	18,862,614	$144,970,619

Investor C1
Shares sold	120,089	$974,984	101,281	$777,174
Shares issued in reinvestment of dividends	422,182	3,434,138	479,718	3,671,005
Shares redeemed	(2,333,238)	(18,979,245)	(2,587,847)	(19,666,056)

Net decrease	(1,790,967)	$(14,570,123)	(2,006,848)	$(15,217,877)

Class R
Shares sold	4,073,500	$33,108,889	2,626,141	$20,133,459
Shares issued in reinvestment of dividends	294,551	2,393,534	198,057	1,517,614
Shares redeemed	(2,542,312)	(20,692,126)	(1,566,131)	(11,955,988)

Net increase	1,825,739	$14,810,297	1,258,067	$9,695,085

Total Net Increase	283,487,752	$2,317,718,312	430,691,173	$3,325,364,606

Low Duration Bond
BlackRock
Shares sold	28,087,018	$275,209,434	18,752,243	$181,815,974
Shares issued in reinvestment of dividends	665,688	6,521,911	819,049	7,936,388
Shares redeemed	(27,523,249)	(269,532,382)	(17,347,702)	(168,495,281)

Net increase	1,229,457	$12,198,963	2,223,590	$21,257,081

Institutional
Shares sold	55,872,359	$547,178,083	40,799,888	$395,593,491
Shares issued in reinvestment of dividends	1,464,165	14,347,481	1,330,519	12,885,393
Shares redeemed	(47,504,759)	(464,280,661)	(28,157,215)	(272,355,683)

Net increase	9,831,765	$97,244,903	13,973,192	$136,123,201

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	93

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Low Duration Bond (continued)	Shares	Amount	Shares	Amount
Service
Shares sold	1,341,860	$13,131,643	1,711,963	$16,534,758
Shares issued in reinvestment of dividends	485,051	4,753,060	686,010	6,643,585
Shares redeemed	(4,779,830)	(46,850,671)	(10,064,504)	(97,394,582)

Net decrease	(2,952,919)	$(28,965,968)	(7,666,531)	$(74,216,239)

Investor A
Shares sold and automatic conversion of shares	125,015,198	$1,228,640,611	20,356,735	$196,756,237
Shares issued in reinvestment of dividends	1,890,883	18,489,799	1,095,213	10,610,926
Shares redeemed	(25,621,537)	(250,717,587)	(17,115,466)	(165,505,007)

Net increase	101,284,544	$996,412,823	4,336,482	$41,862,156

Investor A1
Shares sold	60,218	$591,654	124,796	$1,212,072
Shares issued in reinvestment of dividends	32,302	316,824	39,963	387,482
Shares redeemed	(338,685)	(3,325,418)	(377,750)	(3,649,772)

Net decrease	(246,165)	$(2,416,940)	(212,991)	$(2,050,218)

Investor B
Shares sold	123,971	$1,214,817	181,437	$1,751,086
Shares issued in reinvestment of dividends	3,582	35,140	5,612	54,358
Shares redeemed and automatic conversion of shares	(203,789)	(1,997,157)	(263,280)	(2,546,580)

Net decrease	(76,236)	$(747,200)	(76,231)	$(741,136)

Investor B3
Shares sold	45,267	$445,327	15,540	$150,895
Shares issued in reinvestment of dividends	3,457	33,925	8,152	78,960
Shares redeemed and automatic conversion of shares	(390,971)	(3,839,193)	(739,195)	(7,152,558)

Net decrease	(342,247)	$(3,359,941)	(715,503)	$(6,922,703)

Investor C
Shares sold	14,652,876	$143,418,133	10,940,079	$105,828,860
Shares issued in reinvestment of dividends	294,856	2,888,786	331,698	3,212,449
Shares redeemed	(11,999,976)	(117,374,748)	(9,038,761)	(87,408,422)

Net increase	2,947,756	$28,932,171	2,233,016	$21,632,887

Investor C2
Shares sold	982	$9,643	75	$723
Shares issued in reinvestment of dividends	13,563	132,921	17,962	173,995
Shares redeemed	(197,678)	(1,933,454)	(223,668)	(2,169,684)

Net decrease	(183,133)	$(1,790,890)	(205,631)	$(1,994,966)

Investor C3
Shares sold	70,938	$696,787	67,551	$654,751
Shares issued in reinvestment of dividends	23,706	232,264	32,548	315,013
Shares redeemed	(600,460)	(5,885,107)	(716,087)	(6,926,706)

Net decrease	(505,816)	$(4,956,056)	(615,988)	$(5,956,942)

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	194,942	$1,910,235	245,475	$2,374,357
Shares issued in reinvestment of dividends	9,291	91,046	11,758	113,921
Shares redeemed	(407,151)	(3,983,071)	(182,967)	(1,773,079)

Net increase (decrease)	(202,918)	$(1,981,790)	74,266	$715,199

Total Net Increase	110,784,088	$1,090,570,075	13,347,671	$129,708,320

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Core Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock High Yield Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”, each a series of BlackRock Funds II), as of September 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the two years ended September 30, 2013 and September 30, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock High Yield Bond Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for the two years ended September 30, 2013 and September 30, 2012, and its financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2013:

Interest-Related Dividends for Non-U.S. Residents[1]
	Payable Dates
	October 2012 — January 2013	February 2013 — September 2013
Core Bond	100.00%	100.00%
High Yield Bond	81.78%	75.56%
Low Duration Bond	100.00%	100.00%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest[2]
Core Bond	13.40%
Low Duration Bond	2.52%

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) and (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	97

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Core Bond Portfolio ranked in the second, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board noted the Fund’s improved performance, relative to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during three- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, longer-term underperformance was the result of sector allocation decisions. In 2008 and the first quarter of 2009, the market punished investors as liquidity and balance sheets evaporated. During that time, exposure to commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities was detrimental to Fund performance. Due to the wealth of negative financial news in 2008, fixed income markets were heavily affected by the flight-to-quality trade and spreads between US Treasury securities and all major spread sectors widened dramatically.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Core Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the High Yield Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Low Duration Portfolio ranked in the first, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee rate, which ranked in the third quartile, was reasonable relative to the median actual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

The Board noted that the Low Duration Portfolio’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, the Fund’s actual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML, Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	101

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since from 2008 to 2012; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	103

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investment

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	105

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities

    Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Taxable3-9/13-AR

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Conservative Prepared Portfolio

„   BlackRock Moderate Prepared Portfolio

„   BlackRock Growth Prepared Portfolio

„   BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of September 30, 2013	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

•

For the 12-month period ended September 30, 2013, the Fund outperformed both its reference benchmark (Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays US Aggregate Bond Index.

Moderate Prepared

•

For the 12-month period ended September 30, 2013, all of the Fund’s share classes outperformed the reference benchmark (Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) with the exception of the Fund’s Investor C Shares, which underperformed the reference benchmark. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Growth Prepared

•

For the 12-month period ended September 30, 2013, the Fund underperformed both its reference benchmark (Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) and the broad-market S&P 500® Index.

Aggressive Growth Prepared

•

For the 12-month period ended September 30, 2013, the Fund underperformed its reference benchmark (Russell 3000® Index (80%)/ MSCI EAFE Index (20%)). For the same period, the Fund’s Institutional Shares outperformed the broad-market S&P 500® Index, while the Fund’s Investor A and Class R Shares performed in line, and the Fund’s Investor C Shares underperformed the S&P 500® Index.

What factors influenced performance?

•

At a broad asset allocation level, the Funds with larger allocations to equity generated larger returns than the Funds with smaller equity allocations, as equity markets outperformed fixed income markets during the 12-month period. While the Funds’ overweight positions to equities relative to their respective reference benchmarks contributed positively to overall performance, the underlying equity strategies generally underperformed their respective benchmarks. The Funds’ fixed income allocation, however, outperformed the Barclays US Aggregate Bond Index, resulting in outperformance of the Conservative Prepared and Moderate Prepared Portfolios relative to their respective reference benchmarks.

•

The underperformance of the Funds’ equity allocation was attributable to investments in BlackRock Equity Dividend Fund (“Equity Dividend”) and Master Large Cap Growth Portfolio (“Large Cap Growth”), each of which underperformed its respective benchmark and the broader equity market for the period. Equity Dividend underperformed its benchmark, the Russell 1000® Value Index, due to its focus on higher-quality, dividend-paying stocks, which lagged lower quality stocks in the equity market rally. From a long-term perspective, however, Equity Dividend has exhibited strong performance relative to its benchmark. Large Cap Growth underperformed its benchmark, the Russell 1000® Growth Index, as a result of poor stock selection in the information technology (“IT”), energy and health care sectors. Conversely, the Funds’ equity allocation benefited from overweight positions in US stocks, the financials and industrials sectors and German equities. Also having a positive impact on results was the Fund’s allocations to Master Basic Value LLC (“Basic Value”), which outperformed its benchmark, the Russell 1000® Value Index.

•

With the exception of the Aggressive Growth Prepared Portfolio, which does not have a fixed income component, the Funds benefited from their investment in Master Total Return Portfolio (“Total Return”). An overweight to credit sectors drove Total Return’s outperformance relative to its benchmark, the Barclays US Aggregate Bond Index. Specifically, positioning in corporate credit, particularly within industrials, floating rate bank loans and high yield debt contributed positively to performance. Also having a positive impact within the Funds’ fixed income allocation was a non-benchmark allocation to BlackRock High Yield Bond Portfolio. High yield as an asset class outperformed broader fixed income markets during the period due to strong demand from investors seeking yield in the low interest rate environment.

Describe recent portfolio activity.

•

From an asset allocation perspective, with the exception of Aggressive Growth Portfolio, the Funds moved to an overweight position in equities during the period, while maintaining underweight exposure to fixed income and a small allocation to cash and cash equivalents.

•

The Funds’ equity allocation broadly reduced exposure to US stocks in favor of international developed-market stocks in the latter part of the period, as massive economic stimulus in Japan and an improving economic landscape in Europe created a more favorable environment for international equities. Additionally, the Funds exited positions in US industrials in favor of broader US equity exposure, and added a sector position in US IT stocks predicated on the view that cyclical sectors such as IT are likely to benefit from a sustained economic recovery in the United States. Within the large cap value space, the Funds reduced their positions in Equity Dividend in favor of Basic Value. Equity Dividend provided exposure to high-quality income-generating equities that have been beneficiaries of the global search for yield amid sluggish economic growth. However, Fund management’s outlook for intermediate-term US growth has grown more optimistic and the strategy of Basic Value is better aligned with this view.

•

The Conservative, Moderate and Growth Prepared Portfolios continued to maintain exposure to core fixed income through their investment in Total Return. During the period, Total Return significantly added to positions in commercial mortgage-backed securities and asset-backed securities and increased its allocations to U.S. Treasury inflation-protected securities and agency mortgage-backed securities, particularly lower-coupon 30-year mortgage pass-through securities. Total Return reduced its allocation to investment grade corporate credit, particularly in the context of relatively unattractive valuations, embedded duration risk (sensitivity to interest rate movements) as well as potential leveraged buy-out event risks.

Describe Funds positioning at period end.

•

At period end, the Funds that invest in both equity and fixed income held overweight positions in equities relative to their respective reference benchmarks and underweight positions in fixed income as well as non-benchmark allocations to cash and cash equivalents. Each Fund’s equity allocation was overweight in international developed equities in comparison to its position in US stocks. Each Fund with a fixed income component remained underweight in core fixed income and continued to hold a non-benchmark allocation to high yield debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.51%	8.92%	N/A	8.79%	N/A	5.63%	N/A
Investor A	3.28	8.55	2.86%	8.34	7.18%	5.22	4.40%
Investor C	2.94	7.74	6.74	7.59	7.59	4.47	4.47
Class R	3.20	8.22	N/A	8.11	N/A	4.98	N/A
Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	2.66	7.36	N/A	7.63	N/A	5.22	N/A
Barclays US Aggregate Bond Index	(1.77)	(1.68)	N/A	5.41	N/A	5.02	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.10	$1.73	$1,000.00	$1,023.36	$1.72	0.34%
Investor A	$1,000.00	$1,032.80	$3.77	$1,000.00	$1,021.36	$3.75	0.74%
Investor C	$1,000.00	$1,029.40	$7.43	$1,000.00	$1,017.75	$7.38	1.46%
Class R	$1,000.00	$1,032.00	$4.84	$1,000.00	$1,020.31	$4.81	0.95%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	5

BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.74%	12.72%	N/A	9.12%	N/A	5.53%	N/A
Investor A	5.51	12.25	6.40%	8.71	7.54%	5.15	4.32%
Investor C	5.12	11.39	10.39	7.87	7.87	4.35	4.35
Class R	5.45	12.19	N/A	8.59	N/A	5.01	N/A
Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	4.92	12.12	N/A	8.51	N/A	5.11	N/A
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	4.79	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.40	$1.39	$1,000.00	$1,023.71	$1.37	0.27%
Investor A	$1,000.00	$1,055.10	$3.25	$1,000.00	$1,021.91	$3.19	0.63%
Investor C	$1,000.00	$1,051.20	$7.30	$1,000.00	$1,017.95	$7.18	1.42%
Class R	$1,000.00	$1,054.50	$3.97	$1,000.00	$1,021.21	$3.90	0.77%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.98%	16.62%	N/A	9.26%	N/A	5.38%	N/A
Investor A	7.79	16.20	10.10%	8.85	7.69%	4.99	4.17%
Investor C	7.36	15.30	14.30	8.07	8.07	4.23	4.23
Class R	7.65	16.03	N/A	8.69	N/A	4.80	N/A
Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	7.20	17.03	N/A	9.24	N/A	4.86	N/A
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	4.79	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,079.80	$1.15	$1,000.00	$1,023.97	$1.12	0.22%
Investor A	$1,000.00	$1,077.90	$3.13	$1,000.00	$1,022.06	$3.04	0.60%
Investor C	$1,000.00	$1,073.60	$6.86	$1,000.00	$1,018.45	$6.68	1.32%
Class R	$1,000.00	$1,076.50	$4.01	$1,000.00	$1,021.21	$3.90	0.77%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	7

BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	9.77%	19.86%	N/A	9.14%	N/A	4.90%	N/A
Investor A	9.61	19.39	13.14%	8.78	7.62%	4.55	3.73%
Investor C	9.17	18.54	17.54	7.96	7.96	3.77	3.77
Class R	9.58	19.29	N/A	8.63	N/A	4.37	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	9.51	22.12	N/A	9.80	N/A	4.46	N/A
S&P 500® Index	8.31	19.34	N/A	10.02	N/A	4.79	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,097.70	$1.26	$1,000.00	$1,023.87	$1.22	0.24%
Investor A	$1,000.00	$1,096.10	$3.05	$1,000.00	$1,022.16	$2.94	0.58%
Investor C	$1,000.00	$1,091.70	$6.97	$1,000.00	$1,018.40	$6.73	1.33%
Class R	$1,000.00	$1,095.80	$3.89	$1,000.00	$1,021.36	$3.75	0.74%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	52%
Equity Funds	44
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	44%
Master Basic Value LLC	7
BlackRock Low Duration Bond Portfolio, BlackRock Class	5
iShares U.S. Financials ETF	5
Master Large Cap Growth Portfolio	5
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	5
iShares MSCI Japan ETF	4
BlackRock Long-Horizon Equity Fund, Institutional Class	4
iShares U.S. Technology ETF	3
BlackRock High Yield Bond Portfolio, BlackRock Class	3
BlackRock Equity Dividend Fund, Institutional Class	2
BlackRock Liquidity Funds, TempFund, Institutional Class	2
iShares MSCI Germany ETF	2
BlackRock Liquidity Series LLC, Money Market Series	2
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
BlackRock EuroFund, Institutional Class	1
Master Value Opportunities LLC	1
BlackRock International Fund, Institutional Class	1
BlackRock International Opportunities Portfolio, Institutional Class	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	62%
Fixed Income Funds	32
Short-Term Securities	6

Portfolio Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	28%
Master Basic Value LLC	10
iShares U.S. Financials ETF	7
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	7
Master Large Cap Growth Portfolio	7
BlackRock Long-Horizon Equity Fund, Institutional Class	6
iShares MSCI Japan ETF	6
BlackRock Equity Dividend Fund, Institutional Class	4
BlackRock Liquidity Series LLC, Money Market Series	3
iShares U.S. Technology ETF	3
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
BlackRock Liquidity Funds, TempFund, Institutional Class	3
BlackRock Low Duration Bond Portfolio, BlackRock Class	2
iShares MSCI Germany ETF	2
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2
BlackRock International Fund, Institutional Class	2
Master Value Opportunities LLC	1
BlackRock EuroFund, Institutional Class	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	9

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	84%
Fixed Income Funds	14
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Master Basic Value LLC	15%
Master Large Cap Growth Portfolio	11
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	9
BlackRock Long-Horizon Equity Fund, Institutional Class	8
Master Total Return Portfolio	8
iShares MSCI Japan ETF	7
iShares U.S. Financials ETF	7
BlackRock Equity Dividend Fund, Institutional Class	6
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4
BlackRock Low Duration Bond Portfolio, BlackRock Class	4
iShares U.S. Technology ETF	4
BlackRock International Fund, Institutional Class	2
iShares MSCI Germany ETF	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
Master Value Opportunities LLC	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2
BlackRock Liquidity Funds, TempFund, Institutional Class	2
BlackRock EuroFund, Institutional Class	1

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Master Basic Value LLC	17%
Master Large Cap Growth Portfolio	13
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	13
BlackRock Long-Horizon Equity Fund, Institutional Class	10
iShares MSCI Japan ETF	7
BlackRock Equity Dividend Fund, Institutional Class	7
iShares U.S. Financials ETF	7
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock International Fund, Institutional Class	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4
iShares U.S. Technology ETF	3
BlackRock U.S. Opportunities Portfolio, Institutional Class	3
Master Value Opportunities LLC	2
iShares MSCI Germany ETF	2
BlackRock EuroFund, Institutional Class	1
BlackRock Liquidity Funds, TempFund, Institutional Class	1

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	11

Schedule of Investments September 30, 2013	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 45.1%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	127,409	$3,750,924
BlackRock Equity Dividend Fund, Institutional Class	80,400	1,800,152
BlackRock EuroFund, Institutional Class	73,837	1,141,526
BlackRock International Fund, Institutional Class	62,804	940,811
BlackRock International Opportunities Portfolio, Institutional Class	21,476	828,542
BlackRock Long-Horizon Equity Fund, Institutional Class	233,726	3,304,890
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	46,142	1,377,804
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,700	673,533
iShares MSCI Germany ETF (b)	60,470	1,681,671
iShares MSCI Japan ETF	293,472	3,495,252
iShares U.S. Financials ETF	53,328	3,907,876
iShares U.S. Technology ETF	35,252	2,777,858
Master Basic Value LLC	$5,879,306	5,879,306
Master Large Cap Growth Portfolio	$3,846,905	3,846,905
Master Value Opportunities LLC	$1,016,706	1,016,706

		36,423,756

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 53.4%
BlackRock High Yield Bond Portfolio, BlackRock Class	274,904	$2,243,215
BlackRock Low Duration Bond Portfolio, BlackRock Class	432,813	4,202,611
Master Total Return Portfolio	$36,679,422	36,679,422

		43,125,248

Short-Term Securities — 3.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	1,768,015	1,768,015
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (c)(d)	$1,438,400	1,438,400

		3,206,415
Total Affiliated Investment Companies
(Cost — $77,073,377) — 102.4%		82,755,419
Liabilities in Excess of Other Assets — (2.4)%		(1,961,145)

Net Assets — 100.0%		$80,794,274

Portfolio Abbreviation
ETF	Exchange Traded Fund

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Conservative Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	93,630	128,076		94,297		127,409	$3,750,924	$18,509	$92,655
BlackRock Emerging Markets Fund, Inc., Institutional Class	—	101,270		101,270		—	—	—	$13,032
BlackRock Equity Dividend Fund, Institutional Class	161,774	94,013		175,387		80,400	$1,800,152	$76,019	$522,701
BlackRock EuroFund, Institutional Class	—	73,837		—		73,837	$1,141,526	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	190,390	282,624		198,110		274,904	$2,243,215	$97,662	$209,893
BlackRock International Fund, Institutional Class	61,984	820		—		62,804	$940,811	$10,549	—
BlackRock International Opportunities Portfolio, Institutional Class	21,126	350		—		21,476	$828,542	$11,766	—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,314,561	453,454	[1]	—		1,768,015	$1,768,015	$1,669	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,438,400	[1]	—		$1,438,400	$1,438,400	$11,298	—
BlackRock Long-Horizon Equity Fund, Institutional Class	204,405	29,321		—		233,726	$3,304,890	$74,953	$58,483
BlackRock Low Duration Bond Portfolio, BlackRock Class	—	432,813		—		432,813	$4,202,611	$904	—
BlackRock Low Duration Bond Portfolio, Institutional Class	—	432,150		432,150		—	—	$19,571	$(18,945)
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	41,211	4,931		—		46,142	$1,377,804	$2,889	$109,305
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,248	452		—		14,700	$673,533	$4,764	$11,251
iShares MSCI Emerging Markets ETF	46,156	—		46,156		—	—	$12,108	$281,295
iShares MSCI Germany ETF	60,470	—		—		60,470	$1,681,671	$26,298	—
iShares MSCI Japan ETF	—	293,472		—		293,472	$3,495,252	$6,560	—
iShares U.S. Financials ETF	—	53,328		—		53,328	$3,907,876	$35,787	—
iShares U.S. Industrials ETF	—	29,340		29,340		—	—	$20,376	$443,316
iShares U.S. Technology ETF	16,484	35,252		16,484		35,252	$2,777,858	$13,174	$23,096
Master Basic Value LLC	$1,282,871	$4,596,435	[1]	—		$5,879,306	$5,879,306	$82,446	$523,035
Master Large Cap Growth Portfolio	$2,700,991	$1,145,914	[1]	—		$3,846,905	$3,846,905	$60,671	$327,425
Master S&P 500 Index Series	$5,377,410	—		$5,377,410	[2]	—	—	$34,887	$(134,243)
Master Total Return Portfolio	$35,465,989	$1,213,433	[1]	—		$36,679,422	$36,679,422	$1,484,157	$(7,164)
Master Value Opportunities LLC	$519,892	$496,814	[1]	—		$1,016,706	$1,016,706	$10,632	$136,543

1	Represents net shares/beneficial interest purchased.

2	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$33,894,680	$48,860,739	—	$82,755,419

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, collateral on securities loaned at value of $1,438,400 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 64.8%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	270,208	$7,954,919
BlackRock Equity Dividend Fund, Institutional Class	180,910	4,050,572
BlackRock EuroFund, Institutional Class	101,332	1,566,595
BlackRock International Fund, Institutional Class	135,242	2,025,920
BlackRock International Opportunities Portfolio, Institutional Class	57,842	2,231,531
BlackRock Long-Horizon Equity Fund, Institutional Class	480,803	6,798,550
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	110,522	3,300,180
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,568	1,538,106
iShares MSCI Germany ETF	93,886	2,610,970
iShares MSCI Japan ETF	568,620	6,772,264
iShares U.S. Financials ETF (b)	114,651	8,401,625
iShares U.S. Technology ETF	48,859	3,850,089
Master Basic Value LLC	$11,796,557	11,796,557
Master Large Cap Growth Portfolio	$7,941,538	7,941,538
Master Value Opportunities LLC	$1,614,554	1,614,554

		72,453,970

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 32.9%
BlackRock High Yield Bond Portfolio, BlackRock Class	263,263	$2,148,227
BlackRock Low Duration Bond Portfolio, BlackRock Class	273,865	2,659,228
Master Total Return Portfolio	$32,017,454	32,017,454

		36,824,909

Short-Term Securities — 6.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	3,148,296	3,148,296
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (c)(d)	$4,046,800	4,046,800

		7,195,096
Total Affiliated Investment Companies
(Cost — $104,313,085) — 104.1%		116,473,975
Liabilities in Excess of Other Assets — (4.1)%		(4,597,754)

Net Assets — 100.0%		$111,876,221

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	15

Schedule of Investments (continued)	BlackRock Moderate Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	266,263	86,012		82,067		270,208	$7,954,919	$52,318	$101,027
BlackRock Emerging Markets Fund, Inc., Institutional Class	—	145,258		145,258		—	—	—	$18,692
BlackRock Equity Dividend Fund, Institutional Class	522,382	90,623		432,095		180,910	$4,050,572	$200,043	$1,645,760
BlackRock EuroFund, Institutional Class	—	101,332		—		101,332	$1,566,595	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	254,455	273,581		264,773		263,263	$2,148,227	$120,721	$277,234
BlackRock International Fund, Institutional Class	133,475	1,767		—		135,242	$2,025,920	$22,715	—
BlackRock International Opportunities Portfolio, Institutional Class	56,899	943		—		57,842	$2,231,531	$31,689	—
BlackRock Liquidity Funds, TempFund, Institutional Class	2,473,250	675,046	[1]	—		3,148,296	$3,148,296	$1,905	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$4,046,800	[1]	—		$4,046,800	$4,046,800	$22,166	—
BlackRock Long-Horizon Equity Fund, Institutional Class	489,549	50,018		58,764		480,803	$6,798,550	$179,513	$216,523
BlackRock Low Duration Bond Portfolio, BlackRock Class	—	273,865		—		273,865	$2,659,228	$572	—
BlackRock Low Duration Bond Portfolio, Institutional Class	—	273,371		273,371		—	—	$16,337	$(25,017)
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	98,709	11,813		—		110,522	$3,300,180	$6,920	$261,813
BlackRock U.S. Opportunities Portfolio, Institutional Class	32,538	1,030		—		33,568	$1,538,106	$10,880	$25,694
iShares MSCI Emerging Markets ETF	71,663	—		71,663		—	—	$18,799	$436,745
iShares MSCI Germany ETF	93,886	—		—		93,886	$2,610,970	$40,831	—
iShares MSCI Japan ETF	—	568,620		—		568,620	$6,772,264	$9,448	—
iShares U.S. Financials ETF	—	114,651		—		114,651	$8,401,625	$76,940	—
iShares U.S. Industrials ETF	—	63,079		63,079		—	—	$47,771	$1,012,071
iShares U.S. Technology ETF	25,593	48,859		25,593		48,859	$3,850,089	$19,012	$35,859
Master Basic Value LLC	$1,280,337	$10,516,220	[1]	—		$11,796,557	$11,796,557	$138,612	$884,523
Master Large Cap Growth Portfolio	$5,198,600	$2,742,938	[1]	—		$7,941,538	$7,941,538	$124,374	$672,456
Master S&P 500 Index Series	$12,253,717	—		$12,253,717	[2]	—	—	$74,470	$(287,502)
Master Total Return Portfolio	$34,392,720	—		$2,375,266	[2]	$32,017,454	$32,017,454	$1,333,538	$13
Master Value Opportunities LLC	$1,249,118	$365,436	[1]	—		$1,614,554	$1,614,554	$19,282	$224,530

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.
(b)	Security, or a portion of security, is on loan.
(c)	Represents the current yield as of report date.
(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$59,057,072	$57,416,903	—	$116,473,975

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, collateral on securities loaned at value of $4,046,800 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	17

Schedule of Investments September 30, 2013	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 85.0%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	253,413	$7,460,464
BlackRock Equity Dividend Fund, Institutional Class	226,571	5,072,928
BlackRock EuroFund, Institutional Class	81,286	1,256,682
BlackRock International Fund, Institutional Class	129,387	1,938,222
BlackRock International Opportunities Portfolio, Institutional Class	90,244	3,481,617
BlackRock Long-Horizon Equity Fund, Institutional Class	481,633	6,810,288
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	112,253	3,351,870
BlackRock U.S. Opportunities Portfolio, Institutional Class	36,376	1,666,741
iShares MSCI Germany ETF	61,466	1,709,370
iShares MSCI Japan ETF	480,832	5,726,709
iShares U.S. Financials ETF	76,177	5,582,251
iShares U.S. Technology ETF	37,114	2,924,583
Master Basic Value LLC	$12,409,870	12,409,870
Master Large Cap Growth Portfolio	$9,560,754	9,560,754
Master Value Opportunities LLC	$1,639,737	1,639,737

		70,592,086

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 13.8%
BlackRock High Yield Bond Portfolio, BlackRock Class	198,735	$1,621,676
BlackRock Low Duration Bond Portfolio, BlackRock Class	342,243	3,323,178
Master Total Return Portfolio	$6,536,311	6,536,311

		11,481,165

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	1,320,603	1,320,603
Total Affiliated Investment Companies
(Cost — $73,026,001) — 100.4%		83,393,854
Liabilities in Excess of Other Assets — (0.4)%		(368,402)

Net Assets — 100.0%		$83,025,452

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments (continued)	BlackRock Growth Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	268,300	77,728		92,615		253,413	$7,460,464	$51,621	$342,954
BlackRock Emerging Markets Fund, Inc., Institutional Class	—	93,776		93,776		—	—	—	$12,067
BlackRock Equity Dividend Fund, Institutional Class	449,918	188,755		412,102		226,571	$5,072,928	$174,677	$1,090,762
BlackRock EuroFund, Institutional Class	—	81,286		—		81,286	$1,256,682	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	99,932	282,504		183,701		198,735	$1,621,676	$72,779	$115,103
BlackRock International Fund, Institutional Class	110,422	18,965		—		129,387	$1,938,222	$18,792	—
BlackRock International Opportunities Portfolio, Institutional Class	82,292	7,952		—		90,244	$3,481,617	$45,831	—
BlackRock Liquidity Funds, TempFund, Institutional Class	987,862	332,741	[1]	—		1,320,603	$1,320,603	$1,100	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—		—	—	$16,259	—
BlackRock Long-Horizon Equity Fund, Institutional Class	497,227	108,212		123,806		481,633	$6,810,288	$182,329	$305,233
BlackRock Low Duration Bond Portfolio, BlackRock Class	—	342,243		—		342,243	$3,323,178	$715	—
BlackRock Low Duration Bond Portfolio, Institutional Class	—	341,938		341,938		—	—	$18,551	$(21,699)
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	100,255	11,998		—		112,253	$3,351,870	$7,028	$265,913
BlackRock U.S. Opportunities Portfolio, Institutional Class	35,259	1,117		—		36,376	$1,666,741	$11,790	$27,843
iShares MSCI Emerging Markets ETF	46,917	—		46,917		—	—	$12,307	$285,932
iShares MSCI Germany ETF	61,466	—		—		61,466	$1,709,370	$26,732	—
iShares MSCI Japan ETF	—	480,832		—		480,832	$5,726,709	$6,138	—
iShares U.S. Financials ETF	—	98,655		22,478		76,177	$5,582,251	$55,437	$275,206
iShares U.S. Industrials ETF	—	54,278		54,278		—	—	$41,831	$881,651
iShares U.S. Technology ETF	16,756	37,114		16,756		37,114	$2,924,583	$13,707	$23,477
Master Basic Value LLC	$1,667,521	$10,742,349	[1]	—		$12,409,870	$12,409,870	$134,764	$821,293
Master Large Cap Growth Portfolio	$4,043,727	$5,517,027	[1]	—		$9,560,754	$9,560,754	$107,676	$569,471
Master S&P 500 Index Series	$8,857,289	—		$8,857,289	[2]	—	—	$49,295	$(191,218)
Master Total Return Portfolio	$10,348,489	—		$3,814,767	[2]	$6,533,722	$6,536,311	$349,592	$41,550
Master Value Opportunities LLC	$1,268,607	$371,130	[1]	—		$1,639,737	$1,639,737	$19,583	$228,032

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.
(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	19

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$53,247,182	$30,146,672	—	$83,393,854

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 99.7%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	197,322	$5,809,159
BlackRock Equity Dividend Fund, Institutional Class	139,376	3,120,623
BlackRock EuroFund, Institutional Class	26,697	412,736
BlackRock International Fund, Institutional Class	138,814	2,079,438
BlackRock International Opportunities Portfolio, Institutional Class	55,156	2,127,920
BlackRock Long-Horizon Equity Fund, Institutional Class	324,940	4,594,653
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	63,876	1,907,326
BlackRock U.S. Opportunities Portfolio, Institutional Class	27,021	1,238,110
iShares MSCI Germany ETF	38,119	1,060,089
iShares MSCI Japan ETF	272,868	3,249,858
iShares U.S. Financials ETF	41,681	3,054,384
iShares U.S. Technology ETF	20,051	1,580,019
Master Basic Value LLC	$7,593,424	7,593,424

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Large Cap Growth Portfolio	$5,835,083	$5,835,083
Master Value Opportunities LLC	$1,165,860	1,165,860

		44,828,682

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)	394,732	394,732
Total Affiliated Investment Companies
(Cost — $37,164,785) — 100.6%		45,223,414
Liabilities in Excess of Other Assets — (0.6)%		(259,693)

Net Assets — 100.0%		$44,963,721

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	278,946	33,395		115,019		197,322	$5,809,159	$50,787	$384,029
BlackRock Emerging Markets Fund, Inc., Institutional Class	—	57,976		57,976		—	—	—	$7,461
BlackRock Equity Dividend Fund, Institutional Class	307,605	51,020		219,249		139,376	$3,120,623	$121,312	$782,948
BlackRock EuroFund, Institutional Class	—	26,697		—		26,697	$412,736	—	—
BlackRock International Fund, Institutional Class	63,177	75,637		—		138,814	$2,079,438	$10,752	—
BlackRock International Opportunities Portfolio, Institutional Class	54,257	899		—		55,156	$2,127,920	$30,218	—
BlackRock Liquidity Funds, TempFund, Institutional Class	238,452	156,280	[1]	—		394,732	$394,732	$475	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—		—	—	$9,412	—
BlackRock Long-Horizon Equity Fund, Institutional Class	282,610	46,722		4,392		324,940	$4,594,653	$103,630	$78,310
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	70,985	8,495		15,604		63,876	$1,907,326	$4,976	$243,066
BlackRock U.S. Opportunities Portfolio, Institutional Class	26,192	829		—		27,021	$1,238,110	$8,758	$20,682
iShares MSCI Emerging Markets ETF	29,096	—		29,096		—	—	$7,632	$177,324
iShares MSCI Germany ETF	38,119	—		—		38,119	$1,060,089	$16,578	—
iShares MSCI Japan ETF	—	272,868		—		272,868	$3,249,858	$3,833	—
iShares U.S. Financials ETF	—	76,134		34,453		41,681	$3,054,384	$33,534	$270,983
iShares U.S. Industrials ETF	—	41,888		41,888		—	—	$27,134	$576,756
iShares U.S. Technology ETF	10,391	20,051		10,391		20,051	$1,580,019	$7,772	$14,559
Master Basic Value LLC	$3,867,559	$3,725,865	[1]	—		$7,593,424	$7,593,424	$126,773	$795,752
Master Large Cap Growth Portfolio	$3,103,121	$2,731,962	[1]	—		$5,835,083	$5,835,083	$78,570	$433,279
Master S&P 500 Index Series	$6,172,704	—		$6,172,704	[2]	—	—	$31,461	$(124,536)
Master Value Opportunities LLC	$901,984	$263,876	[1]	—		$1,165,860	$1,165,860	$13,924	$162,132

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.
(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	21

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$30,629,047	$14,594,367	—	$45,223,414

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Assets and Liabilities

September 30, 2013	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Assets
Investments at value — affiliated[1,2]	$82,755,419	$116,473,975	$83,393,854	$45,223,414
Investments sold receivable — affiliated	1,057,516	3,508,257	3,244,629	1,838,465
Capital shares sold receivable	349,402	478,030	19,753	21,052
Receivable from Manager	7,114	8,655	13,682	14,085
Securities lending income receivable — affiliated	1,722	4,672	2,917	824
Dividends receivable — affiliated	50	62	32	9
Prepaid expenses	12,719	12,090	28,261	11,277

Total assets	84,183,942	120,485,741	86,703,128	47,109,126

Liabilities
Collateral on securities loaned at value	1,438,400	4,046,800	—	—
Investments purchased payable — affiliated	1,070,947	3,555,533	3,291,669	1,863,337
Capital shares redeemed payable	758,269	869,038	266,820	181,719
Service and distribution fees payable	36,758	50,444	35,922	19,452
Officer’s and Trustees’ fees payable	3,961	4,092	3,966	3,862
Other affiliates payable	585	2,667	579	—
Payable to Manager	—	—	1,136	—
Other accrued expenses payable	80,748	80,946	77,584	77,035

Total liabilities	3,389,668	8,609,520	3,677,676	2,145,405

Net Assets	$80,794,274	$111,876,221	$83,025,452	$44,963,721

Net Assets Consist of
Paid-in capital	$71,283,114	$94,209,804	$75,442,298	$38,274,383
Undistributed net investment income	1,185,719	2,082,825	1,079,972	465,046
Accumulated net realized gain (loss)	2,643,399	3,422,702	(3,864,671)	(1,834,337)
Net unrealized appreciation/depreciation	5,682,042	12,160,890	10,367,853	8,058,629

Net Assets	$80,794,274	$111,876,221	$83,025,452	$44,963,721

[1] Investments at cost — affiliated	$77,073,377	$104,313,085	$73,026,001	$37,164,785
[2] Securities loaned at value	$1,379,376	$3,927,808	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	23

Statements of Assets and Liabilities (concluded)

September 30, 2013	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Net Asset Value
Institutional
Net assets	$5,252,349	$4,947,610	$3,115,589	$1,564,207

Shares outstanding[1]	445,853	407,308	252,827	126,513

Net asset value	$11.78	$12.15	$12.32	$12.36

Investor A
Net assets	$34,938,619	$49,473,295	$42,946,296	$22,355,566

Shares outstanding[1]	2,994,142	4,101,604	3,525,505	1,832,022

Net asset value	$11.67	$12.06	$12.18	$12.20

Investor C
Net assets	$32,356,541	$41,748,491	$29,792,657	$15,000,075

Shares outstanding[1]	2,797,247	3,504,993	2,489,986	1,260,268

Net asset value	$11.57	$11.91	$11.96	$11.90

Class R
Net assets	$8,246,765	$15,706,825	$7,170,910	$6,043,873

Shares outstanding[1]	710,686	1,309,348	592,107	498,718

Net asset value	$11.60	$12.00	$12.11	$12.12

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Operations

Year Ended September 30, 2013	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Investment Income
Dividends — affiliated	$433,558	$856,414	$741,365	$427,391
Other income — affiliated	9,145	16,724	12,826	8,391
Securities lending income — affiliated — net	2,153	5,442	3,433	1,021
Net investment income allocated from affiliated Master Portfolios:
Income	1,672,793	1,690,276	660,910	250,728
Expenses	(159,026)	(178,789)	(91,799)	(53,193)

Total income	1,958,623	2,390,067	1,326,735	634,338

Fund Expenses
Service and distribution — class specific	421,835	589,504	396,691	222,918
Transfer agent — class specific	110,504	117,895	95,756	89,911
Professional	68,972	78,980	69,825	63,440
Administration	54,305	76,613	52,196	30,866
Registration	48,404	48,281	50,204	46,117
Officer and Trustees	19,090	19,551	19,046	18,599
Administration — class specific	18,096	25,540	17,381	10,290
Custodian	14,220	14,311	14,268	14,204
Accounting	11,922	11,990	11,922	9,021
Printing	11,637	15,290	9,121	7,401
Miscellaneous	12,624	13,230	12,893	12,353
Recoupment of past waived fees — class specific	2,352	240	1,546	—

Total expenses	793,961	1,011,425	750,849	525,120
Less administration fees waived	(54,305)	(76,613)	(52,196)	(30,866)
Less administration fees waived — class specific	(13,658)	(11,330)	(12,721)	(10,290)
Less transfer agent fees waived — class specific	(1,521)	(468)	(949)	(1,790)
Less transfer agent fees reimbursed — class specific	(23,922)	(24,698)	(29,361)	(57,635)
Less expenses reimbursed by Manager	(92,678)	(110,545)	(138,546)	(134,414)

Total expenses after fees waived and reimbursed	607,877	787,771	517,076	290,125

Net investment income	1,350,746	1,602,296	809,659	344,213

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	1,560,187	3,568,054	3,162,877	2,264,653
Capital gain distributions received from affiliated investment companies	185,895	438,347	441,565	291,465
Allocation from affiliated Master Portfolios	845,596	1,494,020	1,469,128	1,266,627

	2,591,678	5,500,421	5,073,570	3,822,745

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	2,017,908	3,992,683	3,575,598	2,211,251
Allocation from affiliated Master Portfolios	(234,427)	382,887	865,793	849,984

	1,783,481	4,375,570	4,441,391	3,061,235

Total realized and unrealized gain	4,375,159	9,875,991	9,514,961	6,883,980

Net Increase in Net Assets Resulting from Operations	$5,725,905	$11,478,287	$10,324,620	$7,228,193

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	25

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,350,746	$1,224,816	$1,602,296	$1,527,814
Net realized gain	2,591,678	1,325,939	5,500,421	2,133,094
Net change in unrealized appreciation/depreciation	1,783,481	4,870,684	4,375,570	10,337,262

Net increase in net assets resulting from operations	5,725,905	7,421,439	11,478,287	13,998,170

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(43,170)	(48,233)	(41,026)	(46,588)
Investor A	(637,546)	(459,611)	(569,176)	(663,428)
Investor C	(456,631)	(451,246)	(318,258)	(607,964)
Class R	(162,653)	(170,917)	(199,833)	(282,030)
Net realized gain:
Institutional	(30,932)	(10,802)	—	—
Investor A	(521,537)	(115,859)	—	—
Investor C	(544,466)	(162,717)	—	—
Class R	(150,363)	(48,482)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(2,547,298)	(1,467,867)	(1,128,293)	(1,600,010)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,785,652	11,935,613	5,289,192	8,818,499

Net Assets
Total increase in net assets	16,964,259	17,889,185	15,639,186	21,216,659
Beginning of year	63,830,015	45,940,830	96,237,035	75,020,376

End of year	$80,794,274	$63,830,015	$111,876,221	$96,237,035

Undistributed net investment income, end of year	$1,185,719	$1,331,810	$2,082,825	$1,566,815

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$809,659	$792,652	$344,213	$238,890
Net realized gain	5,073,570	1,548,006	3,822,745	801,261
Net change in unrealized appreciation/depreciation	4,441,391	9,169,794	3,061,235	6,551,971

Net increase in net assets resulting from operations	10,324,620	11,510,452	7,228,193	7,592,122

Dividends to Shareholders From[1]
Net investment income:
Institutional	(47,248)	(65,506)	(18,212)	(23,990)
Investor A	(395,648)	(368,380)	(164,705)	(103,123)
Investor C	(221,638)	(192,461)	(15,364)	—
Class R	(101,698)	(104,595)	(43,526)	(30,936)

Decrease in net assets resulting from dividends to shareholders	(766,232)	(730,942)	(241,807)	(158,049)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	10,920,403	(6,610,001)	(1,281,193)	436,608

Net Assets
Total increase in net assets	20,478,791	4,169,509	5,705,193	7,870,681
Beginning of year	62,546,661	58,377,152	39,258,528	31,387,847

End of year	$83,025,452	$62,546,661	$44,963,721	$39,258,528

Undistributed net investment income, end of year	$1,079,972	$941,255	$465,046	$278,657

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	27

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.31	$10.14	$10.19	$9.50	$9.24	$11.21	$10.06	$10.12	$9.45	$9.20

Net investment income[1]	0.29	0.32	0.33	0.31	0.33	0.25	0.27	0.28	0.25	0.29
Net realized and unrealized gain (loss)	0.68	1.23	(0.10)	0.70	0.24	0.68	1.22	(0.10)	0.71	0.24

Net increase from investment operations	0.97	1.55	0.23	1.01	0.57	0.93	1.49	0.18	0.96	0.53

Dividends and distributions from:[2]
Net investment income	(0.29)	(0.31)	(0.28)	(0.32)	(0.21)	(0.26)	(0.27)	(0.24)	(0.29)	(0.18)
Net realized gain	(0.21)	(0.07)	—	—	(0.10)	(0.21)	(0.07)	—	—	(0.10)

Total dividends and distributions	(0.50)	(0.38)	(0.28)	(0.32)	(0.31)	(0.47)	(0.34)	(0.24)	(0.29)	(0.28)

Net asset value, end of year	$11.78	$11.31	$10.14	$10.19	$9.50	$11.67	$11.21	$10.06	$10.12	$9.45

Total Investment Return[3]
Based on net asset value	8.92%	15.66%	2.15%[4]	10.85%	6.85%	8.55%	15.19%	1.71%[4]	10.31%	6.41%

Ratios to Average Net Assets
Total expenses	0.63%[5]	0.84%[6]	0.77%[7]	0.53%[8]	0.64%[9]	0.97%[5]	1.15%[6]	1.10%[7]	0.91%[8]	1.01%[9]

Total expenses excluding recoupment of past waived fees	0.63%[5]	0.84%[6]	0.77%[7]	0.53%[8]	0.64%[9]	0.97%[5]	1.15%[6]	1.10%[7]	0.91%[8]	1.01%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.35%[5]	0.47%[6]	0.40%[7]	0.13%[8]	0.13%[9]	0.75%[5]	0.87%[6]	0.78%[7]	0.53%[8]	0.52%[9]

Net investment income	2.55%[5]	3.00%[6]	3.11%[7]	3.14%[8]	3.94%[9]	2.17%[5]	2.56%[6]	2.67%[7]	2.62%[8]	3.45%[9]

Supplemental Data
Net assets, end of year (000)	$5,252	$1,692	$1,399	$1,423	$1,352	$34,939	$26,058	$14,922	$12,279	$9,657

Portfolio turnover	45%	48%	144%	49%	80%	45%	48%	144%	49%	80%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.12	$9.97	$10.03	$9.37	$9.11	$11.15	$10.00	$10.05	$9.40	$9.16

Net investment income[1]	0.16	0.20	0.21	0.19	0.22	0.22	0.25	0.26	0.23	0.27
Net realized and unrealized gain (loss)	0.68	1.21	(0.10)	0.70	0.25	0.67	1.21	(0.09)	0.69	0.24

Net increase from investment operations	0.84	1.41	0.11	0.89	0.47	0.89	1.46	0.17	0.92	0.51

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.19)	(0.17)	(0.23)	(0.11)	(0.23)	(0.24)	(0.22)	(0.27)	(0.17)
Net realized gain	(0.21)	(0.07)	—	—	(0.10)	(0.21)	(0.07)	—	—	(0.10)

Total dividends and distributions	(0.39)	(0.26)	(0.17)	(0.23)	(0.21)	(0.44)	(0.31)	(0.22)	(0.27)	(0.27)

Net asset value, end of year	$11.57	$11.12	$9.97	$10.03	$9.37	$11.60	$11.15	$10.00	$10.05	$9.40

Total Investment Return[3]
Based on net asset value	7.74%	14.40%	0.99%[4]	9.61%	5.64%	8.22%	14.94%	1.62%[4]	10.02%	6.17%

Ratios to Average Net Assets
Total expenses	1.73%[5]	1.95%[6]	1.90%[7]	1.69%[8]	1.80%[9]	1.30%[5]	1.56%[6]	1.51%[7]	1.33%[8]	1.50%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.47%[5]	1.59%[6]	1.52%[7]	1.25%[8]	1.25%[9]	0.96%[5]	1.08%[6]	1.01%[7]	0.74%[8]	0.74%[9]

Net investment income	1.46%[5]	1.89%[6]	1.97%[7]	1.93%[8]	2.69%[9]	1.96%[5]	2.40%[6]	2.47%[7]	2.36%[8]	3.30%[9]

Supplemental Data
Net assets, end of year (000)	$32,357	$28,169	$22,824	$23,786	$20,403	$8,247	$7,911	$6,796	$6,751	$4,432

Portfolio turnover	45%	48%	144%	49%	80%	45%	48%	144%	49%	80%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	29

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.96	$9.48	$9.62	$8.94	$9.00	$10.90	$9.43	$9.56	$8.90	$8.96

Net investment income[1]	0.26	0.26	0.24	0.18	0.22	0.21	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	1.11	1.50	(0.14)	0.71	0.06	1.11	1.49	(0.13)	0.65	0.08

Net increase from investment operations	1.37	1.76	0.10	0.89	0.28	1.32	1.71	0.07	0.83	0.26

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.28)	(0.24)	(0.21)	(0.15)	(0.16)	(0.24)	(0.20)	(0.17)	(0.13)
Net realized gain	—	—	—	—	(0.19)	—	—	—	—	(0.19)

Total dividends and distributions	(0.18)	(0.28)	(0.24)	(0.21)	(0.34)	(0.16)	(0.24)	(0.20)	(0.17)	(0.32)

Net asset value, end of year	$12.15	$10.96	$9.48	$9.62	$8.94	$12.06	$10.90	$9.43	$9.56	$8.90

Total Investment Return[3]
Based on net asset value	12.72%	18.90%	0.85%[4]	10.02%	4.04%	12.25%	18.45%	0.59%[4]	9.47%	3.71%

Ratios to Average Net Assets
Total expenses	0.54%[5]	0.70%[6]	0.64%[7]	0.47%[8]	0.49%[9]	0.81%[5]	0.96%[6]	0.89%[7]	0.68%[8]	0.76%[9]

Total expenses excluding recoupment of past waived fees	0.54%[5]	0.70%[6]	0.64%[7]	0.47%[8]	0.49%[9]	0.81%[5]	0.96%[6]	0.89%[7]	0.68%[8]	0.75%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.27%[5]	0.37%[6]	0.31%[7]	0.09%[8]	0.09%[9]	0.62%[5]	0.74%[6]	0.69%[7]	0.48%[8]	0.48%[9]

Net investment income	2.22%[5]	2.49%[6]	2.34%[7]	1.92%[8]	2.85%[9]	1.88%[5]	2.12%[6]	1.95%[7]	1.91%[8]	2.36%[9]

Supplemental Data
Net assets, end of year (000)	$4,948	$2,141	$1,336	$1,445	$1,327	$49,473	$39,411	$24,336	$24,668	$22,657

Portfolio turnover	51%	57%	147%	50%	62%	51%	57%	147%	50%	62%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$9.32	$9.46	$8.81	$8.88	$10.84	$9.38	$9.51	$8.86	$8.93

Net investment income[1]	0.12	0.14	0.12	0.11	0.13	0.20	0.21	0.18	0.17	0.17
Net realized and unrealized gain (loss)	1.10	1.48	(0.13)	0.66	0.06	1.11	1.47	(0.12)	0.65	0.08

Net increase (decrease) from investment operations	1.22	1.62	(0.01)	0.77	0.19	1.31	1.68	0.06	0.82	0.25

Dividends and distributions from:[2]
Net investment income	(0.09)	(0.16)	(0.13)	(0.12)	(0.07)	(0.15)	(0.22)	(0.19)	(0.17)	(0.13)
Net realized gain	—	—	—	—	(0.19)	—	—	—	—	(0.19)

Total dividends and distributions	(0.09)	(0.16)	(0.13)	(0.12)	(0.26)	(0.15)	(0.22)	(0.19)	(0.17)	(0.32)

Net asset value, end of year	$11.91	$10.78	$9.32	$9.46	$8.81	$12.00	$10.84	$9.38	$9.51	$8.86

Total Investment Return[3]
Based on net asset value	11.39%	17.51%	(0.23)%[4]	8.76%	2.83%	12.19%	18.16%	0.54%[4]	9.34%	3.63%

Ratios to Average Net Assets
Total expenses	1.62%[5]	1.77%[6]	1.68%[7]	1.48%[8]	1.57%[9]	1.12%[5]	1.26%[6]	1.19%[7]	1.01%[8]	1.10%[9]

Total expenses excluding recoupment of past waived fees	1.62%[5]	1.77%[6]	1.68%[7]	1.48%[8]	1.57%[9]	1.12%[5]	1.26%[6]	1.19%[7]	1.01%[8]	1.10%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.42%[5]	1.52%[6]	1.46%[7]	1.24%[8]	1.24%[9]	0.77%[5]	0.87%[6]	0.81%[7]	0.59%[8]	0.59%[9]

Net investment income	1.11%[5]	1.41%[6]	1.22%[7]	1.17%[8]	1.68%[9]	1.76%[5]	2.04%[6]	1.81%[7]	1.84%[8]	2.20%[9]

Supplemental Data
Net assets, end of year (000)	$41,748	$39,805	$36,963	$44,195	$37,646	$15,707	$14,881	$12,385	$13,573	$10,028

Portfolio turnover	51%	57%	147%	50%	62%	51%	57%	147%	50%	62%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	31

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.77	$9.04	$9.19	$8.53	$8.74	$10.65	$8.95	$9.10	$8.45	$8.70

Net investment income[1]	0.21	0.22	0.16	0.15	0.13	0.16	0.16	0.12	0.11	0.09
Net realized and unrealized gain (loss)	1.55	1.70	(0.17)	0.62	(0.10)	1.54	1.70	(0.16)	0.62	(0.10)

Net increase (decrease) from investment operations	1.76	1.92	(0.01)	0.77	0.03	1.70	1.86	(0.04)	0.73	(0.01)

Dividends and distributions from:[2]
Net investment income	(0.21)	(0.19)	(0.14)	(0.11)	—	(0.17)	(0.16)	(0.11)	(0.08)	—
Net realized gain	—	—	—	—	(0.24)	—	—	—	—	(0.24)

Total dividends and distributions	(0.21)	(0.19)	(0.14)	(0.11)	(0.24)	(0.17)	(0.16)	(0.11)	(0.08)	(0.24)

Net asset value, end of year	$12.32	$10.77	$9.04	$9.19	$8.53	$12.18	$10.65	$8.95	$9.10	$8.45

Total Investment Return[3]
Based on net asset value	16.62%	21.49%	(0.21)%[4]	9.00%	1.01%	16.20%	20.94%	(0.54)%[4]	8.72%	0.55%

Ratios to Average Net Assets
Total expenses	0.65%[5]	0.75%[6]	0.61%[7]	0.47%[8]	0.50%[9]	0.86%[5]	1.00%[6]	0.92%[7]	0.75%[8]	0.80%[9]

Total expenses excluding recoupment of past waived fees	0.65%[5]	0.75%[6]	0.61%[7]	0.47%[8]	0.50%[9]	0.86%[5]	1.00%[6]	0.90%[7]	0.74%[8]	0.79%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.20%[5]	0.29%[6]	0.24%[7]	0.07%[8]	0.07%[9]	0.58%[5]	0.67%[6]	0.61%[7]	0.45%[8]	0.45%[9]

Net investment income	1.80%[5]	2.20%[6]	1.56%[7]	1.74%[8]	1.77%[9]	1.42%[5]	1.59%[6]	1.21%[7]	1.25%[8]	1.25%[9]

Supplemental Data
Net assets, end of year (000)	$3,116	$2,415	$3,178	$3,321	$4,148	$42,946	$24,239	$20,879	$18,737	$17,136

Portfolio turnover	65%	46%	150%	46%	55%	65%	46%	150%	46%	55%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$8.77	$8.92	$8.31	$8.62	$10.58	$8.88	$9.03	$8.41	$8.67

Net investment income[1]	0.09	0.09	0.05	0.05	0.04	0.15	0.14	0.10	0.08	0.06
Net realized and unrealized gain (loss)	1.50	1.67	(0.16)	0.62	(0.11)	1.52	1.69	(0.15)	0.62	(0.08)

Net increase (decrease) from investment operations	1.59	1.76	(0.11)	0.67	(0.07)	1.67	1.83	(0.05)	0.70	(0.02)

Dividends and distributions from:[2]
Net investment income	(0.09)	(0.07)	(0.04)	(0.06)	—	(0.14)	(0.13)	(0.10)	(0.08)	—
Net realized gain	—	—	—	—	(0.24)	—	—	—	—	(0.24)

Total dividends and distributions	(0.09)	(0.07)	(0.04)	(0.06)	(0.24)	(0.14)	(0.13)	(0.10)	(0.08)	(0.24)

Net asset value, end of year	$11.96	$10.46	$8.77	$8.92	$8.31	$12.11	$10.58	$8.88	$9.03	$8.41

Total Investment Return[3]
Based on net asset value	15.30%	20.12%	(1.24)%[4]	7.92%	(0.16)%	16.03%	20.73%	(0.64)%[4]	8.36%	0.43%

Ratios to Average Net Assets
Total expenses	1.67%[5]	1.80%[6]	1.70%[7]	1.57%[8]	1.65%[9]	1.16%[5]	1.29%[6]	1.18%[7]	1.06%[8]	1.19%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.30%[5]	1.39%[6]	1.34%[7]	1.17%[8]	1.17%[9]	0.75%[5]	0.84%[6]	0.79%[7]	0.62%[8]	0.62%[9]

Net investment income	0.77%[5]	0.89%[6]	0.52%[7]	0.55%[8]	0.57%[9]	1.32%[5]	1.44%[6]	1.03%[7]	0.92%[8]	0.87%[9]

Supplemental Data
Net assets, end of year (000)	$29,793	$27,761	$26,464	$31,253	$29,994	$7,171	$8,131	$7,856	$8,476	$5,297

Portfolio turnover	65%	46%	150%	46%	55%	65%	46%	150%	46%	55%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	33

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.44	$8.45	$8.74	$8.06	$8.57	$10.32	$8.35	$8.65	$8.00	$8.53

Net investment income[1]	0.16	0.14	0.09	0.07	0.05	0.12	0.09	0.05	0.07	0.01
Net realized and unrealized gain (loss)	1.89	1.96	(0.30)	0.61	(0.31)	1.86	1.96	(0.30)	0.58	(0.29)

Net increase (decrease) from investment operations	2.05	2.10	(0.21)	0.68	(0.26)	1.98	2.05	(0.25)	0.65	(0.28)

Dividends and distributions from:[2]
Net investment income	(0.13)	(0.11)	(0.08)	—	—	(0.10)	(0.08)	(0.05)	—	—
Net realized gain	—	—	—	—	(0.25)	—	—	—	—	(0.25)

Total dividends and distributions	(0.13)	(0.11)	(0.08)	—	(0.25)	(0.10)	(0.08)	(0.05)	—	(0.25)

Net asset value, end of year	$12.36	$10.44	$8.45	$8.74	$8.06	$12.20	$10.32	$8.35	$8.65	$8.00

Total Investment Return[3]
Based on net asset value	19.86%	25.05%	(2.55)%[4]	8.44%	(2.22)%	19.39%	24.72%	(3.00)%[4]	8.13%	(2.48)%

Ratios to Average Net Assets
Total expenses	0.81%[5]	0.92%[6]	0.77%[7]	0.72%[8]	0.79%[9]	1.09%[5]	1.18%[6]	1.07%[7]	1.00%[8]	1.15%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.22%[5]	0.26%[6]	0.21%[7]	0.09%[8]	0.09%[9]	0.56%[5]	0.60%[6]	0.55%[7]	0.43%[8]	0.42%[9]

Net investment income	1.45%[5]	1.41%[6]	0.91%[7]	0.79%[8]	0.69%[9]	1.09%[5]	0.96%[6]	0.54%[7]	0.79%[8]	0.20%[9]

Supplemental Data
Net assets, end of year (000)	$1,564	$1,754	$2,082	$2,112	$2,566	$22,356	$17,299	$10,287	$8,512	$9,328

Portfolio turnover	59%	61%	117%	46%	55%	59%	61%	117%	46%	55%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.05	$8.12	$8.43	$7.86	$8.45	$10.24	$8.29	$8.58	$7.95	$8.50

Net investment income (loss)[1]	0.04	0.03	(0.01)	(0.01)	(0.03)	0.11	0.08	0.04	0.03	0.00 [2]
Net realized and unrealized gain (loss)	1.82	1.90	(0.30)	0.58	(0.31)	1.85	1.92	(0.29)	0.60	(0.30)

Net increase (decrease) from investment operations	1.86	1.93	(0.31)	0.57	(0.34)	1.96	2.00	(0.25)	0.63	(0.30)

Dividends and distributions from:[3]
Net investment income	(0.01)	—	—	—	—	(0.08)	(0.05)	(0.04)	—	—
Net realized gain	—	—	—	—	(0.25)	—	—	—	—	(0.25)

Total dividends and distributions	(0.01)	—	—	—	(0.25)	(0.08)	(0.05)	(0.04)	—	(0.25)

Net asset value, end of year	$11.90	$10.05	$8.12	$8.43	$7.86	$12.12	$10.24	$8.29	$8.58	$7.95

Total Investment Return[4]
Based on net asset value	18.54%	23.77%	(3.68)%[5]	7.25%	(3.24)%	19.29%	24.26%	(2.93)%[5]	7.92%	(2.73)%

Ratios to Average Net Assets
Total expenses	1.89%[6]	2.04%[7]	1.91%[8]	1.86%[9]	1.99%[10]	1.39%[6]	1.50%[7]	1.39%[8]	1.35%[9]	1.51%[10]

Total expenses after fees waived, reimbursed and paid indirectly	1.31%[6]	1.35%[7]	1.30%[8]	1.18%[9]	1.18%[10]	0.72%[6]	0.76%[7]	0.71%[8]	0.59%[9]	0.59%[10]

Net investment income (loss)	0.38%[6]	0.28%[7]	(0.14%)[8]	(0.10)%[9]	(0.46)%[10]	0.98%[6]	0.87%[7]	0.41%[8]	0.41%[9]	0.02%[10]

Supplemental Data
Net assets, end of year (000)	$15,000	$14,704	$14,245	$18,051	$16,047	$6,044	$5,501	$4,774	$5,523	$3,073

Portfolio turnover	59%	61%	117%	46%	55%	59%	61%	117%	46%	55%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	35

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). As of September 30, 2013, Conservative Prepared’s and Moderate Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 45.4% and 28.6%, respectively, of each Fund’s net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, can be read in conjunction with Conservative Prepared’s and Moderate Prepared’s financial statements. The Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC, are available, without charge, on the SEC’s website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i)

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	37

Notes to Financial Statements (continued)

the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledged the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total
Conservative Prepared	$78,444	$300,843	$42,548	$421,835
Moderate Prepared	$109,046	$402,919	$77,539	$589,504
Growth Prepared	$77,165	$281,043	$38,483	$396,691
Aggressive Growth Prepared	$48,310	$146,332	$28,276	$222,918

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$35	$1,101	$917	$134	$2,187
Moderate Prepared	$46	$870	$579	$217	$1,712
Growth Prepared	$98	$891	$570	$103	$1,662
Aggressive Growth Prepared	$82	$1,141	$492	$75	$1,790

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

For the year ended September 30, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,587	$43,420	$46,521	$18,976	$110,504
Moderate Prepared	$1,950	$36,198	$57,337	$22,410	$117,895
Growth Prepared	$4,457	$34,610	$44,655	$12,034	$95,756
Aggressive Growth Prepared	$2,600	$38,616	$34,791	$13,904	$89,911

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended September 30, 2013, the following table shows the class specific administration fees borne directly by each class of each fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$631	$7,831	$7,510	$2,124	$18,096
Moderate Prepared	$724	$10,884	$10,060	$3,872	$25,540
Growth Prepared	$734	$7,707	$7,019	$1,921	$17,381
Aggressive Growth Prepared	$403	$4,821	$3,654	$1,412	$10,290

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operation.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the independent trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed, if any, are included in administration fees waived, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2013, the amounts shown as administration fees waived were as follows:

Conservative Prepared	$54,305
Moderate Prepared	$76,613
Growth Prepared	$52,196
Aggressive Growth Prepared	$30,866

For the year ended September 30, 2013, the Manager reimbursed expenses, which are shown as expenses reimbursed by Manager were as follows:

Conservative Prepared	$92,678
Moderate Prepared	$110,545
Growth Prepared	$138,546
Aggressive Growth Prepared	$134,414

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	39

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$631	$3,699	$7,204	$2,124	$13,658
Moderate Prepared	$724	—	$6,734	$3,872	$11,330
Growth Prepared	$734	$3,068	$6,998	$1,921	$12,721
Aggressive Growth Prepared	$403	$4,821	$3,654	$1,412	$10,290

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$35	$576	$776	$134	$1,521
Moderate Prepared	$46	—	$205	$217	$468
Growth Prepared	$98	$178	$570	$103	$949
Aggressive Growth Prepared	$82	$1,141	$492	$75	$1,790

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,551	$2,470	$10,329	$9,572	$23,922
Moderate Prepared	$1,877	—	$649	$22,172	$24,698
Growth Prepared	$4,358	$271	$16,560	$8,172	$29,361
Aggressive Growth Prepared	$2,503	$20,047	$21,261	$13,824	$57,635

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Conservative Prepared	Moderate Prepared	Growth Prepared
Investor A	$2,352	—	$1,546
Investor C	—	$200	—
Class R	—	$40	—

On September 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2014	2015
Conservative Prepared
Fund Level	$150,627	$146,983
Institutional	$1,382	$2,217
Investor A	$3,054	$6,745
Investor C	$22,532	$18,309
Class R	$15,221	$11,830
Moderate Prepared
Fund Level	$182,614	$187,158
Institutional	$2,008	$2,647
Investor C	$14,569	$7,588
Class R	$23,885	$26,261
Growth Prepared
Fund Level	$187,416	$190,742
Institutional	$3,916	$5,190
Investor A	$5,726	$3,517
Investor C	$28,964	$24,128
Class R	$11,907	$10,196
Aggressive Growth Prepared
Fund Level	$166,944	$165,280
Institutional	$3,465	$2,988
Investor A	$13,701	$26,009
Investor C	$31,688	$25,407
Class R	$13,755	$15,311

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2013:

Conservative Prepared
Fund Level	$141,805
Institutional	$1,248
Investor A	$2,138
Investor C	$22,903
Class R	$15,814
Moderate Prepared
Fund Level	$170,120
Institutional	$2,037
Investor C	$13,060
Class R	$30,367
Growth Prepared
Fund Level	$180,503
Institutional	$4,096
Investor A	$6,600
Investor C	$30,030
Class R	$12,414
Aggressive Growth Prepared
Fund Level	$157,649
Institutional	$3,124
Investor A	$9,708
Investor C	$35,752
Class R	$16,802

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$8,395
Moderate Prepared	$5,664
Growth Prepared	$5,104
Aggressive Growth Prepared	$2,518

For the year ended September 30, 2013, affiliates received CDSCs as follows:

	Investor A	Investor C
Conservative Prepared	$102	$2,408
Moderate Prepared	—	$2,106
Growth Prepared	$162	$2,345
Aggressive Growth Prepared	—	$1,337

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2013, BIM received amounts in securities lending agent fees related to securities lending activities as follows:

Conservative Prepared	$1,159
Moderate Prepared	$2,930
Growth Prepared	$1,849
Aggressive Growth Prepared	$550

During the year ended September 30, 2013, the Funds received a payment from an affiliate due to securities lending which is included in Other income — affiliated in the Statements of Operations as follows:

Conservative Prepared	$9,145
Moderate Prepared	$16,724
Growth Prepared	$12,826
Aggressive Growth Prepared	$8,391

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Master Portfolios and excluding short-term securities for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Conservative Prepared	$43,193,321	$31,991,952
Moderate Prepared	$55,264,396	$51,063,850
Growth Prepared	$55,339,229	$44,575,682
Aggressive Growth Prepared	$24,072,391	$25,101,358

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to foreign currency transactions, the reclassification of distributions and distributions received from a regulated investment company were reclassified to the following accounts:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed net investment income	$(196,837)	$42,007	$95,290	$83,983
Accumulated net realized gain (loss)	$196,837	$(42,007)	$(95,290)	$(83,983)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Ordinary income
9/30/13	$2,094,990	$1,128,293	$766,232	$241,807
9/30/12	$1,130,007	$1,600,010	$730,942	$158,049
Long-term capital gains
9/30/13	452,308	—	—	—
9/30/12	337,860	—	—	—
Total
9/30/13	$2,547,298	$1,128,293	$766,232	$241,807

9/30/12	$1,467,867	$1,600,010	$730,942	$158,049

As of September 30, 2013, the tax components of accumulated net earnings were as follows:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Undistributed ordinary income	$744,050	$1,624,113	$928,005	$427,302
Undistributed long-term capital gains	1,603,843	1,568,542	—	—
Capital loss carryforwards	—	—	(6,108,970)	(2,744,992)
Net unrealized gains[1]	7,163,267	14,473,762	12,764,119	9,007,028
Total	$9,511,160	$17,666,417	$7,583,154	$6,689,338

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	41

Notes to Financial Statements (continued)

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Growth Prepared	Aggressive Growth Prepared
2018	$3,356,217	$420,246
2019	2,752,753	2,324,746
Total	$6,108,970	$2,744,992

During the year ended September 30 2013, the Funds utilized capital loss carryforwards as follows:

Moderate Prepared	$3,502,754
Growth Prepared	$4,537,682
Aggressive Growth Prepared	$3,292,743

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Tax cost	$75,592,152	$102,000,213	$70,629,735	$36,216,386

Gross unrealized appreciation	$12,735,582	$21,362,963	$17,077,847	$11,951,789
Gross unrealized depreciation	(5,572,315)	(6,889,201)	(4,313,728)	(2,944,761)

Net unrealized appreciation	$7,163,267	$14,473,762	$12,764,119	$9,007,028

7. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2013.

8. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	364,512	$4,199,851	93,775	$1,004,843
Shares issued in reinvestment of dividends and distributions	6,457	70,579	5,313	54,248
Shares redeemed	(74,694)	(853,891)	(87,486)	(924,269)

Net increase	296,275	$3,416,539	11,602	$134,822

Investor A
Shares sold	1,521,534	$17,160,596	1,296,584	$13,846,300
Shares issued in reinvestment of dividends and distributions	101,383	1,101,027	53,789	545,953
Shares redeemed	(952,471)	(10,810,187)	(509,620)	(5,437,240)

Net increase	670,446	$7,451,436	840,753	$8,955,013

Investor C
Shares sold	972,487	$10,942,561	814,514	$8,614,946
Shares issued in reinvestment of dividends and distributions	86,672	937,794	56,409	570,856
Shares redeemed	(795,362)	(8,941,784)	(626,643)	(6,636,771)

Net increase	263,797	$2,938,571	244,280	$2,549,031

Class R
Shares sold	366,039	$4,107,957	249,954	$2,646,524
Shares issued in reinvestment of dividends and distributions	28,956	313,015	21,701	219,399
Shares redeemed	(393,950)	(4,441,866)	(241,729)	(2,569,176)

Net increase (decrease)	1,045	$(20,894)	29,926	$296,747

Total Net Increase	1,231,563	$13,785,652	1,126,561	$11,935,613

Moderate Prepared
Institutional
Shares sold	244,084	$2,853,074	87,463	$888,606
Shares issued in reinvestment of dividends	3,481	37,805	4,587	45,001
Shares redeemed	(35,576)	(406,686)	(37,629)	(381,027)

Net increase	211,989	$2,484,193	54,421	$552,580

Investor A
Shares sold	1,265,991	$14,505,483	1,985,397	$20,349,267
Shares issued in reinvestment of dividends	51,406	555,700	65,649	642,053
Shares redeemed	(831,986)	(9,447,294)	(1,015,779)	(10,452,052)

Net increase	485,411	$5,613,889	1,035,267	$10,539,268

Investor C
Shares sold	682,447	$7,719,824	650,139	$6,595,694
Shares issued in reinvestment of dividends	26,913	289,052	57,096	555,541
Shares redeemed	(896,670)	(10,090,940)	(981,506)	(9,973,754)

Net decrease	(187,310)	$(2,082,064)	(274,271)	$(2,822,519)

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	43

Notes to Financial Statements (continued)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	405,490	$4,605,339	429,888	$4,404,238
Shares issued in reinvestment of dividends	18,571	199,832	28,956	282,030
Shares redeemed	(487,229)	(5,531,997)	(406,365)	(4,137,098)

Net increase (decrease)	(63,168)	$(726,826)	52,479	$549,170

Total Net Increase	446,922	$5,289,192	867,896	$8,818,499

Growth Prepared
Institutional
Shares sold	80,121	$890,590	56,417	$574,119
Shares issued in reinvestment of dividends	3,970	42,086	6,464	62,120
Shares redeemed	(55,461)	(651,265)	(190,045)	(1,867,612)

Net increase (decrease)	28,630	$281,411	(127,164)	$(1,231,373)

Investor A
Shares sold	1,805,740	$20,668,985	663,384	$6,583,436
Shares issued in reinvestment of dividends	35,673	374,926	36,377	346,682
Shares redeemed	(591,555)	(6,644,940)	(757,564)	(7,590,065)

Net increase (decrease)	1,249,858	$14,398,971	(57,803)	$(659,947)

Investor C
Shares sold	430,343	$4,792,430	360,315	$3,545,721
Shares issued in reinvestment of dividends	19,420	201,586	18,356	172,728
Shares redeemed	(614,276)	(6,766,094)	(742,220)	(7,263,994)

Net decrease	(164,513)	$(1,772,078)	(363,549)	$(3,545,545)

Class R
Shares sold	258,946	$2,875,646	201,556	$2,004,229
Shares issued in reinvestment of dividends	9,722	101,697	11,033	104,595
Shares redeemed	(444,866)	(4,965,244)	(328,621)	(3,281,960)

Net decrease	(176,198)	$(1,987,901)	(116,032)	$(1,173,136)

Total Net Increase (Decrease)	937,777	$10,920,403	(664,548)	$(6,610,001)

Aggressive Growth Prepared
Institutional
Shares sold	45,130	$509,773	18,362	$180,991
Shares issued in reinvestment of dividends	1,130	11,645	1,355	12,505
Shares redeemed	(87,684)	(975,109)	(98,092)	(925,249)

Net decrease	(41,424)	$(453,691)	(78,375)	$(731,753)

Investor A
Shares sold	650,209	$7,229,105	1,090,229	$10,457,417
Shares issued in reinvestment of dividends	15,915	162,175	11,131	101,736
Shares redeemed	(510,969)	(5,617,091)	(655,946)	(6,293,216)

Net increase	155,155	$1,774,189	445,414	$4,265,937

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
Aggressive Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	292,016	$3,144,280	328,562	$3,097,153
Shares issued in reinvestment of distributions	1,440	14,523	—	—
Shares redeemed	(496,263)	(5,329,869)	(618,719)	(5,788,877)

Net decrease	(202,807)	$(2,171,066)	(290,157)	$(2,691,724)

Class R
Shares sold	216,548	$2,376,384	203,535	$1,941,548
Shares issued in reinvestment of dividends	4,296	43,525	3,407	30,936
Shares redeemed	(259,276)	(2,850,534)	(245,680)	(2,378,336)

Net decrease	(38,432)	$(430,625)	(38,738)	$(405,852)

Total Net Increase (Decrease)	(127,508)	$(1,281,193)	38,144	$436,608

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio, and BlackRock Aggressive Growth Prepared Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio, and BlackRock Aggressive Growth Prepared Portfolio as of September 30, 2013, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2013:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Federal Obligation Interest[2]	Qualified Short-Term Capital Gains for non-US Residents[3]
Conservative Prepared	12/27/12	18.90%	14.55%	1.71%	37.95%
Moderate Prepared	12/27/12	29.45%	26.51%	5.07%	—
Growth Prepared	12/27/12	55.01%	49.02%	3.62%	—
Aggressive Growth Prepared	12/27/12	100.00%	100.00%	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, Conservative Prepared distributed long-term capital gains of $0.075724 per share to shareholders of record on December 24, 2012.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c)

Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	47

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Aggressive Growth Portfolio ranked in the third, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor was the performance of the underlying equity funds.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Aggressive Growth Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement (continued)

The Board noted that the Conservative Portfolio ranked in the first, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Growth Portfolio ranked in the second, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board noted the Fund’s improved performance, relative to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor was the performance of the underlying equity funds.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Growth Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Moderate Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock will not receive any advisory fees from the Funds for its investment advisory service. The Board noted that the Aggressive Growth Portfolio’s, Conservative Portfolio’s, Growth Portfolio’s and Moderate Portfolio’s contractual management fee rate ranked in the first, first, first and second quartiles, respectively, relative to each Fund’s Expense Peers. Since the varying fee structure for fund of funds can limit the value of management fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that each Fund’s total net operating expense ratio ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on each Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	49

Disclosure of Investment Advisory Agreement (concluded)

number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Wilkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2013	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Statements and other information herein are as dated and are subject to change.

PREPARE-9/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$24,363	$24,100	$0	$0	$12,850	$12,350	$0	$0
BlackRock Conservative Prepared Portfolio	$24,363	$24,100	$0	$0	$12,850	$12,350	$0	$0
BlackRock Core Bond Portfolio	$50,263	$50,000	$0	$0	$15,100	$14,600	$0	$0
BlackRock GNMA Portfolio	$41,188	$38,300	$0	$0	$15,100	$14,600	$0	$0
BlackRock Growth Prepared Portfolio	$24,363	$24,100	$0	$0	$12,850	$12,350	$0	$0
BlackRock High Yield Bond Portfolio	$51,038	$49,900	$0	$0	$34,510	$52,050	$0	$0
BlackRock Inflation Protected Bond Portfolio	$32,263	$32,000	$0	$0	$15,100	$14,600	$0	$0
BlackRock Investment Grade Bond Portfolio	$43,563	$43,300	$0	$0	$15,100	$14,600	$0	$0
BlackRock Low Duration Bond Portfolio	$43,263	$43,000	$0	$0	$14,100	$14,600	$0	$0
BlackRock Moderate Prepared Portfolio	$24,363	$24,100	$0	$0	$12,850	$12,350	$0	$0
BlackRock Secured Credit Portfolio	$52,663	$52,400	$0	$0	$15,100	$14,600	$0	$0
BlackRock U.S. Government Bond Portfolio	$40,263	$40,000	$0	$0	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$12,850	$12,350
BlackRock Conservative Prepared Portfolio	$12,850	$12,350
BlackRock Core Bond Portfolio	$15,100	$14,600
BlackRock GNMA Portfolio	$15,100	$14,600
BlackRock Growth Prepared Portfolio	$12,850	$12,350
BlackRock High Yield Bond Portfolio	$34,510	$52,050
BlackRock Inflation Protected Bond Portfolio	$15,100	$14,600
BlackRock Investment Grade Bond Portfolio	$15,100	$14,600
BlackRock Low Duration Bond Portfolio	$14,100	$14,600
BlackRock Moderate Prepared Portfolio	$12,850	$12,350
BlackRock Secured Credit Portfolio	$15,100	$14,600
BlackRock U.S. Government Bond Portfolio	$15,100	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: December 3, 2013